UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05914
                                   ----------

                        FRANKLIN MUTUAL SERIES FUND INC.
                      -------------------------------------
               (Exact name of registrant as specified in charter)


             101 JOHN F. KENNEDY PARKWAY, SHORT HILLS, NJ 07078-2789
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip code)



       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)


      Registrant's telephone number, including area code: (210) 912-2100
                                                          --------------

Date of fiscal year end: 12/31
                         ------

Date of reporting period: 6/30/05
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS.


MUTUAL SHARES FUND

                                                                   JUNE 30, 2005
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                SEMIANNUAL REPORT AND SHAREHOLDER LETTER | VALUE

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                                 [LOGO OMITTED]
                               FRANKLIN TEMPLETON
                                   INVESTMENTS
                      Franklin o Templeton o MUTUAL SERIES

Thank You For Your
Continued Participation

At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.


Mutual Series is part of Franklin Templeton Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what we believe are undervalued stocks, as well as arbitrage situations and distressed securities. Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing. Templeton pioneered international investing and, with offices in over 25 countries, offers investors a truly global perspective.


TRUE DIVERSIFICATION

Because these management groups work independently and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why the funds can be used to build truly diversified allocation plans covering every major asset class.


RELIABILITY YOU CAN TRUST

Franklin Templeton Investments seeks to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped the firm become one of the most trusted names in financial services.






--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

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Not part of the semiannual report

Contents


SHAREHOLDER LETTER ..........................        1

SEMIANNUAL REPORT

Mutual Shares Fund ..........................        4

Performance Summary .........................       11

Your Fund's Expenses.........................       14

Financial Highlights and
Statement of Investments ....................       16

Financial Statements ........................       31

Notes to Financial
Statements ..................................       35

Shareholder Information......................       50


--------------------------------------------------------------------------------


Shareholder Letter

Dear Mutual Shares Fund Shareholder:

For over 50 years, the Mutual Series Funds have sought to provide shareholders with solid returns with below-average risk by following our three-pronged investment approach, seeking opportunities among undervalued stocks, distressed companies and risk arbitrage securities. Our approach has always been based on a philosophy of buying assets and businesses cheaply. We apply rigorous fundamental analysis to value opportunities without focusing overmuch on macroeconomic factors or market sentiment. And we are not afraid to take an active role when we believe managements are not working in the best interests of shareholders. This consistent, time-tested philosophy has served our investors for the last half century and we are confident it will continue to do so for many years to come.

Over time, the team managing the Mutual Series Funds has evolved, which is to be expected. The challenge for any investment organization is to retain good people while recognizing that individuals, from time to time, will decide to pursue different opportunities. The key is to ensure that a team of talented, dedicated individuals is in place to manage your investment dollars in a consistent and disciplined manner.

Since our last report the Mutual Series team has undergone a number of changes. Peter Langerman, a 16-year veteran of Mutual Series, rejoined the group after a three-year hiatus during which he served as Director of New


--------------------------------------------------------------------------------


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                                           Not part of the semiannual report | 1

--------------------------------------------------------------------------------
  PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------


Jersey's $70 billion Division of Investment. Peter is now Chairman, President and Chief Executive Officer of the investment adviser and Mutual Shares Fund's lead portfolio manager. After four years of directing much of our special situation investments, Michael Embler now serves in the roles of Chief Investment Officer and Mutual Beacon Fund's lead portfolio manager. Anne Gudefin, a five-year veteran of the team and Mutual Qualified Fund's portfolio manager since 2003, has assumed the additional responsibility of lead manager for Mutual Discovery Fund. Philippe Brugere-Trelat, a 10-year Mutual Series veteran who rejoined the group last year, assumes sole lead portfolio management responsibility for Mutual European Fund. And perhaps most importantly, the team of analysts and assistant portfolio managers who have served the Funds so well over recent years remains in place and continues to apply the deep-rooted philosophy and discipline that informs everything we do.

We are generally pleased with the Funds' performance over the first half of 2005. The market environment has been challenging, particularly following General Motors Corporation's March 2005 announcement of significantly lower expected earnings in the year to come. This, along with mixed economic data, resulted in market declines as investors reevaluated risk premiums across various asset classes. From early March to late April the Standard & Poor's 500 Composite Index (S&P 500) declined more than 7% and corporate bond spreads widened significantly.1 Although the market has recovered since late April, for the first half of 2005 the S&P 500 had a -0.81% total return.1 We are pleased to report that Mutual Shares Fund outperformed the S&P 500 during the period. A more detailed discussion regarding your Fund's performance is contained in the semiannual report.

Despite the recent mediocre market performance, identifying new investment opportunities here in the U.S. has been challenging. Generally, we found valuations in the U.S. equity markets to be quite full. We recently found more opportunities in the international markets, particularly western Europe. Consequently, the Mutual Series Funds with the lowest caps on maximum foreign exposure have a higher percentage of their assets in cash. As long-time Mutual Series investors know, we are comfortable holding relatively high cash balances if we believe attractive opportunities do not exist in the marketplace. We seek what we consider are cheap, asset-rich companies with the ability over the long term to generate earnings in excess of their cost of capital, and we will be disciplined when we do not see such investment opportunities.



1. Source: Standard & Poor's Micropal. From 3/7/05 to 4/20/05, the S&P 500 returned -7.17%. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.


2 |  Not part of the semiannual report

We also feel it is appropriate to comment on our currency hedging posture given our international exposure and recent exchange rate volatility. We generally seek to hedge foreign currency risks to focus Fund performance on the underlying quality of our investment decisions. We have the ability, when we believe currency values are fundamentally misaligned, to adjust this hedging ratio to capitalize on these misvaluations. Entering 2005, the Funds were less than fully hedged in foreign currencies, which negatively impacted the Funds' performance during the first half of the year. We believe the factors remain in place, chiefly a high U.S. current account deficit and low interest rates, which should contribute to further U.S. dollar weakness over the long term. However, given recent events in Europe, including negative developments in the European Union integration process and lackluster economic performance leading to potentially lower interest rates going forward, we recently increased our euro hedging ratios. At period-end, we remained less than fully hedged in our foreign currencies.


We are excited to work closely with the stellar team of investment professionals here at Mutual Series to endeavor to provide our investors with outstanding long-term returns with below-average market risk. We appreciate your trust in our investment activities, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/S/Peter A. Langerman

Peter A. Langerman
Chairman, President and Chief Executive Officer
Franklin Mutual Advisers, LLC


/S/Michael J. Embler

Michael J. Embler
Senior Vice President and Chief Investment Officer
Franklin Mutual Advisers, LLC




THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF JUNE 30, 2005. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT HAVE BEEN OBTAINED FROM SOURCES CONSIDERED RELIABLE.



                                           Not part of the semiannual report | 3

Semiannual Report

Mutual Shares Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual Shares Fund seeks capital appreciation, with income as a secondary goal, by investing mainly in equity securities of companies of any nation the Fund's managers believe are at prices below their intrinsic value in the U.S. and other countries.


--------------------------------------------------------------------------------
  PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------


We are pleased to bring you Mutual Shares Fund's semiannual report covering the period ended June 30, 2005.


PERFORMANCE OVERVIEW

Mutual Shares Fund - Class Z posted a 2.62% cumulative total return for the six months ended June 30, 2005. The Fund outperformed its benchmark, the Standard & Poor's 500 Composite Index (S&P 500), which had a -0.81% total return over the same period.1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 11.


ECONOMIC AND MARKET OVERVIEW

During the six months ended June 30, 2005, a maturing domestic economic expansion was driven by staying power across most industries, sectors and regions. Gross domestic product (GDP) rose an annualized 3.8% in first quarter 2005 and an estimated 3.4% annualized in the second quarter, benefiting primarily from personal consumption and greater business investment.2 Demand for imported goods and materials fueled a widening trade gap. The U.S. dollar rallied in the first half of 2005 driven largely by rising short-term domestic interest rates and strong U.S. economic growth relative to its major trading partners.

With controlling inflation at the forefront of its agenda, the Federal Reserve Board raised the federal funds target rate from 2.25% to 3.25% and said it



1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Source: Bureau of Economic Analysis.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 21.


4 |  Semiannual Report
will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability. Oil prices hit record highs, yet inflation remained relatively contained for the 12 months ended June 30, 2005, as measured by the 2.0% rise for the core Consumer Price Index, which excludes volatile food and energy costs.3 Pricing pressures were somewhat eased by continued competition, globalization and offshoring, and most companies held back in passing along higher commodity and energy costs to consumers. Although short-term interest rates rose, long-term interest rates actually declined, reinvigorating housing and commercial real estate activity, which added to economic growth.

Most U.S. stock market indexes were in negative territory during the reporting period. Despite economic strength and improving corporate fundamentals, investors faced a stock market influenced partly by inflation worries, energy prices, the fluctuating dollar and short-term interest rate hikes. The blue chip stocks of the Dow Jones Industrial Average had a six-month total return of -3.65%, while total returns of the broader S&P 500 and the technology-heavy NASDAQ Composite Index were -0.81% and -3.52%.4

Aside from western Europe, most foreign economies experienced healthy growth during the six-month period. China's industrial production grew almost 17% in May, and Japan's economic outlook seemed brighter after real GDP grew 4.9% annualized in the first quarter of 2005. 5

Oil prices remained a major concern for the global economy, as the commodity reached a high of more than $60 per barrel in June.6 Rising energy costs impacted companies around the world, but the effect appeared to be more dramatic in continental Europe, where consumer and business sentiment were weak. This region continued to face political and economic integration issues. In June, the European Central Bank lowered its growth expectations for the 12-nation euro zone. Aggravating the situation, France and the Netherlands rejected in principle the adoption of a common European constitution, which raised some uncertainty about the European Union's political future.

Due to the dollar's recent appreciation versus most foreign currencies, foreign-generated returns were reduced significantly after their conversion into U.S.



GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 6/30/05

[BAR CHART OMITTED]

U.S.                           62.8%
U.K.                           11.5%
Canada                          4.7%
France                          3.1%
Spain                           2.4%
Norway                          2.3%
Ireland                         1.9%
Switzerland                     1.2%
South Africa                    1.1%
Netherlands                     1.0%
Belgium                         1.0%
Other Countries                 3.6%
Other Net Assets                3.4%



3. Source: Bureau of Labor Statistics.

4. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P
500. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

5. Sources: National Bureau of Statistics, China; Economic and Social Research Institute (Japan).

6. Source: Bloomberg Energy/Commodity Service.




                                                           Semiannual Report | 5
dollars. For example, the Morgan Stanley Capital International (MSCI) World Index's total return was 3.66% in local currencies, but was -0.40% in U.S. dollars. 7


INVESTMENT STRATEGY

At Mutual Series, we are committed to our distinctive three-pronged approach to investing, a strategy that we believe can generate above-average risk-adjusted returns over time for our shareholders. The first prong of our investment strategy, and the component that typically represents the largest portion of our portfolio, is investing in undervalued stocks. When selecting undervalued equities, we prefer to invest in fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies' intrinsic or business value. This strict value approach is not only intended to improve the likelihood of upside potential, but it also helps reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies, we may invest occasionally in privately held companies as well.

Our second investment prong is bankruptcy or distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The third prong of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company's stock when it is trading below the value it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.



7. Source: Standard & Poor's Micropal. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.


6 |  Semiannual Report

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 6/30/05

-------------------------------------------------
                                      % OF TOTAL
                                      NET ASSETS
-------------------------------------------------
  Insurance                                12.0%
-------------------------------------------------
  Tobacco                                  10.2%
-------------------------------------------------
  Media                                     6.4%
-------------------------------------------------
  Oil, Gas &Consumable Fuels                5.0%
-------------------------------------------------
  Metals & Mining                           4.6%
-------------------------------------------------
  Food Products                             4.3%
-------------------------------------------------
  Commercial Banks                          3.7%
-------------------------------------------------
  Beverages                                 3.6%
-------------------------------------------------
  Paper & Forest Products                   3.1%
-------------------------------------------------
  Diversified Telecommunication Services    2.9%
-------------------------------------------------


In addition, we will generally seek to hedge the Fund's currency exposure when we deem it advantageous, to focus our efforts on analyzing business fundamentals and assessing the value of company assets and liabilities.


MANAGER'S DISCUSSION

Our three-pronged investment approach contributed to positive Fund performance during the six months under review. Three of the Fund's best performing stock investments were British American Tobacco (BAT), the world's second largest tobacco company with about 15% of the global market; OPTI Canada, a Canadian oil sands company; and Orkla, a Norwegian conglomerate.

London-based BAT was the largest contributor to Fund performance during the first half of 2005 despite deteriorating economic conditions in the euro zone, an important market for BAT. Amid the difficult European consumer environment, BAT continued to report earnings that exceeded market expectations, driven by market share gains in the company's four key brands. Earnings growth during the period was also fueled by a cost savings program, which was announced at the end of 2003 after the acquisition of ETI, the former state-owned Italian monopoly. Management has used the company's solid balance sheet and substantial free cash flow to buy back 3%-5% of outstanding shares per annum and pay a dividend yielding approximately 4%, which further contributed to positive stock performance. Management believed the company could grow its earnings per share at a high single-digit growth rate, and despite 16% share price appreciation for the period, BAT remained one of the cheapest European consumer stocks.

OPTI Canada is a Calgary-based company with interests in Canadian oil sands projects. While oil sands deposits present extraction challenges, recent estimates from the U.S. Department of Energy suggested that the Canadian oil sands resource base, located at the site of the ancient Albian Sea in Alberta, may contain approximately 180 billion barrels of recoverable oil. During the reporting period, OPTI Canada was in development stage at Long Lake, an oil sands project that was estimated to contain 2.26 billion barrels of potential reserves. Along with Nexen, its joint venture partner, OPTI Canada planned to extract bitumen, or low-quality crude oil, from the Long Lake project, using OrCrude(TM), a proprietary process, to upgrade the bitumen to a high-quality synthetic crude oil. The OrCrude process was expected to be energy efficient, allowing for low operating costs and thereby delivering a substantial competitive advantage. The Long Lake project remained on schedule to begin high-quality crude oil production in the second half of 2007. Amid rising oil and natural gas prices, OPTI Canada stock appreciated during the period as



                                                           Semiannual Report | 7

TOP 10 HOLDINGS
6/30/05

--------------------------------------------------
  COMPANY                             % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY            NET ASSETS
--------------------------------------------------
  Berkshire Hathaway Inc., A & B            4.3%
   CONGLOMERATE (MAJORITY IN
   INSURANCE), U.S.
--------------------------------------------------
  British American Tobacco PLC, ord. & ADR  3.6%
   TOBACCO, U.K.
--------------------------------------------------
  White Mountains Insurance Group Inc.      3.4%
   INSURANCE, U.S.
--------------------------------------------------
  Weyerhaeuser Co.                          2.9%
   PAPER & FOREST PRODUCTS, U.S.
--------------------------------------------------
  Altadis SA                                2.4%
   TOBACCO, SPAIN
--------------------------------------------------
  Diageo PLC                                1.7%
   BEVERAGES, U.K.
--------------------------------------------------
  Orkla ASA                                 1.7%
   FOOD PRODUCTS, NORWAY
--------------------------------------------------
  Reynolds American Inc.                    1.6%
   TOBACCO, U.S.
--------------------------------------------------
  OPTI Canada                               1.5%
   OIL, GAS & CONSUMABLE FUELS, CANADA
--------------------------------------------------
  Washington Post Co., B                    1.5%
   MEDIA, U.S.
--------------------------------------------------


the market began to recognize the value of the company's proprietary process and the potential of its Long Lake project.

Oslo-based Orkla began operations 350 years ago as a mining company. Through a series of acquisitions and restructurings, Orkla transformed itself into one of Norway's largest conglomerates with operations in consumer goods, media, chemicals and metals. During the first half of 2005, the company reported higher-than-forecasted earnings, as management's expense reduction program generated cost savings. Orkla also confirmed the turnaround of its problematic Danish newspaper asset and successfully navigated the difficult Scandinavian consumer environment. Orkla made a number of acquisitions in categories like snacks and confections in the Nordic and Russian markets, delivering on the company's promise to focus on its core assets. In addition to the consumer goods acquisitions, management acquired 100% ownership of aluminum producer Elkem, in which Orkla already held a significant minority position. This acquisition resolved longstanding uncertainty from the deadlock between Orkla and Alcoa battling for control of Elkem since 1998. During this reporting period, management announced an additional cost reduction program expected to benefit future profit growth. Despite the stock's appreciation of more than 16% in the first six months of 2005, we believe Orkla continued to trade at a significant discount to its intrinsic value.

Unfortunately, not every security in the Fund's portfolio appreciated during the six months under review. Three positions that detracted from performance included Washington Post, a newspaper and publishing company; Berkshire Hathaway, an insurance company; and Valeant Pharmaceutical International, a specialty pharmaceutical company.

Shares of Washington Post underperformed after the company reported disappointing earnings due to poor advertising results at Newsweek. Advertising was also weak at the company's television group, which faced difficult comparisons with political ad spending in 2004. After rising early in the year, Berkshire Hathaway shares sagged as investors became concerned with management's ability to generate attractive returns on the company's sizable cash position, which reached $44 billion at the end of March 2005. Valeant Pharmaceutical International shares underperformed, as some data from the Phase II study on Viramidine, the company's pipeline hepatitis drug, disappointed, indicating possible limited benefits and thereby casting doubt on final FDA approval. Also, entering 2005 we were less than fully hedged in foreign currencies, which negatively impacted the Fund's performance during the reporting period.



8 |  Semiannual Report

Thank you for your continued participation in Mutual Shares Fund. We look forward to serving your future investment needs.



[PHOTO OF PETER A. LANGERMAN]

/S/Peter A. Langerman
Peter A. Langerman
Portfolio Manager



[PHOTO OF DEBBIE A. TURNER]

/S/Debbie A. Turner

Debbie A. Turner, CFA
Assistant Portfolio Manager



[PHOTO OF F. DAVID SEGAL]

/S/F. David Segal
F. David Segal, CFA
Assistant Portfolio Manager

Mutual Shares Fund




THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                           Semiannual Report | 9

--------------------------------------------------------------------------------
PETER LANGERMAN rejoined Franklin Templeton Investments in April 2005 and assumed the duties of portfolio manager of Mutual Shares Fund in May 2005. He joined Franklin Templeton in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual Advisers and member of the management team of the Mutual Series Funds, including Mutual Shares Fund, before leaving in 2002 and serving as director of New Jersey's Division of Investment, overseeing employee pension funds. Between 1986 and 1996, Mr. Langerman was employed at Heine Securities Corporation, the Funds' former manager.

DEBBIE TURNER has been an assistant portfolio manager for Mutual Shares Fund since 2001. She joined Franklin Templeton Investments in 1996. Between 1993 and 1996, Ms. Turner was employed at Heine Securities Corporation, the Funds' former manager.

F. DAVID SEGAL has been an assistant portfolio manager for Mutual Discovery Fund since 2004. He assumed the duties of assistant portfolio manager for Mutual Shares Fund in May 2005. He joined Franklin Templeton Investments in 2002. Previously, he was an analyst in the Structured Finance Group of MetLife for the period 1999-2002.
--------------------------------------------------------------------------------



10 |  Semiannual Report

Performance Summary as of 6/30/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.


---------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION
---------------------------------------------------------------------------------------------------
  CLASS Z (SYMBOL: MUTHX)                               CHANGE           6/30/05         12/31/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.53            $23.58           $23.05
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/05-6/30/05)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0464
---------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $0.0283
---------------------------------------------------------------------------------------------------
         TOTAL                          $0.0747
---------------------------------------------------------------------------------------------------
  CLASS A (SYMBOL: TESIX)                               CHANGE           6/30/05         12/31/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.49            $23.43           $22.94
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/05-6/30/05)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0402
---------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $0.0283
---------------------------------------------------------------------------------------------------
         TOTAL                          $0.0685
---------------------------------------------------------------------------------------------------
  CLASS B (SYMBOL: FMUBX)                               CHANGE           6/30/05         12/31/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.43            $22.93           $22.50
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/05-6/30/05)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0272
---------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $0.0283
---------------------------------------------------------------------------------------------------
         TOTAL                          $0.0555
---------------------------------------------------------------------------------------------------
  CLASS C (SYMBOL: TEMTX)                               CHANGE           6/30/05         12/31/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.43            $23.19           $22.76
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/05-6/30/05)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0279
---------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $0.0283
---------------------------------------------------------------------------------------------------
         TOTAL                          $0.0562
---------------------------------------------------------------------------------------------------
  CLASS R (SYMBOL: TESRX)                               CHANGE           6/30/05         12/31/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.48            $23.33           $22.85
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/05-6/30/05)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0378
---------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $0.0283
---------------------------------------------------------------------------------------------------
         TOTAL                          $0.0661
---------------------------------------------------------------------------------------------------




                                                          Semiannual Report | 11

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

----------------------------------------------------------------------------------------------------
  CLASS Z 1                             6-MONTH        1-YEAR           5-YEAR           10-YEAR
----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2               2.62%        13.02%           58.42%           214.49%
----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3           2.62%        13.02%            9.64%            12.14%
----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4         $10,262       $11,302          $15,842           $31,449
----------------------------------------------------------------------------------------------------
  CLASS A 1                             6-MONTH        1-YEAR           5-YEAR   INCEPTION (11/1/96)
----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2               2.43%        12.59%           55.65%           141.16%
----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3          -3.46%         6.12%            7.96%             9.94%
----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4          $9,654       $10,612          $14,668           $22,729
----------------------------------------------------------------------------------------------------
  CLASS B 1                             6-MONTH        1-YEAR           5-YEAR    INCEPTION (1/1/99)
----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2               2.16%        11.92%           50.67%            71.93%
----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3          -1.84%         7.92%            8.25%             8.70%
----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4          $9,816       $10,792          $14,867           $17,193
----------------------------------------------------------------------------------------------------
  CLASS C 1                             6-MONTH        1-YEAR           5-YEAR   INCEPTION (11/1/96)
----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2               2.13%        11.90%           50.72%           128.18%
----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3           1.13%        10.90%            8.55%             9.99%
----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4         $10,113       $11,090          $15,072           $23,618
----------------------------------------------------------------------------------------------------
  CLASS R                               6-MONTH        1-YEAR           3-YEAR    INCEPTION (1/1/02)
----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2               2.39%        12.48%           34.64%            29.77%
----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3           1.39%        11.48%           10.42%             7.74%
----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4         $10,139       $11,148          $13,464           $12,977
----------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



12 |  Semiannual Report

ENDNOTES


THE FUND'S INVESTMENTS INCLUDE SMALLER-COMPANY STOCKS AND FOREIGN SECURITIES. SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, AS WELL AS LOWER-RATED "JUNK BONDS," WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.


1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.


                                                          Semiannual Report | 13

Your Fund's Expenses


As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES
The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.
   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.


HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.






14 |  Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------
                                         BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
  CLASS Z                                 VALUE 12/31/04      VALUE 6/30/05  PERIOD* 12/31/04-6/30/05
------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,026.20                $3.97
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,020.88                $3.96
------------------------------------------------------------------------------------------------------
  CLASS A
------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,024.30                $5.72
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,019.14                $5.71
------------------------------------------------------------------------------------------------------
  CLASS B
------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,021.60                $8.97
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,015.92                $8.95
------------------------------------------------------------------------------------------------------
  CLASS C
------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,021.30                $8.97
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,015.92                $8.95
------------------------------------------------------------------------------------------------------
  CLASS R
------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,023.90                $6.47
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,018.40                $6.46
------------------------------------------------------------------------------------------------------


*Expenses are equal to the annualized expense ratio for each class (Z: 0.79%; A:
1.14%; B: 1.79%; C: 1.79%; and R: 1.29%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.




                                                          Semiannual Report | 15

Mutual Shares Fund

FINANCIAL HIGHLIGHTS


                                                   -----------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                      JUNE 30, 2005                    YEAR ENDED DECEMBER 31,
CLASS Z                                                (UNAUDITED)       2004        2003        2002        2001        2000
                                                   -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........             $23.05       $20.99      $16.84      $19.44      $19.79      $20.43
                                                   -----------------------------------------------------------------------------

Income from investment operations:

 Net investment income a ....................               0.23         0.35        0.24        0.33        0.29        0.34

 Net realized and unrealized gains (losses) .               0.38         2.52        4.23       (2.42)       0.95        2.23
                                                   -----------------------------------------------------------------------------
Total from investment operations ............               0.61         2.87        4.47       (2.09)       1.24        2.57
                                                   -----------------------------------------------------------------------------
Less distributions from:

 Net investment income ......................              (0.05)       (0.39)      (0.32)      (0.25)      (0.24)      (0.70)

 Net realized gains .........................              (0.03)       (0.42)         --       (0.26)      (1.35)      (2.51)
                                                   -----------------------------------------------------------------------------
Total distributions .........................              (0.08)       (0.81)      (0.32)      (0.51)      (1.59)      (3.21)
                                                   -----------------------------------------------------------------------------
Redemption fees .............................                 --d          --d         --          --          --          --
                                                   -----------------------------------------------------------------------------
Net asset value, end of period ..............             $23.58       $23.05      $20.99      $16.84      $19.44      $19.79
                                                   -----------------------------------------------------------------------------

Total return b ..............................              2.62%       13.89%      26.62%    (10.89)%       6.32%      13.83%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...........         $7,943,602   $7,240,641  $5,782,145  $4,585,605  $5,465,075  $5,359,319

Ratios to average net assets:*

 Expenses c .................................              0.79%e       0.81%       0.84%       0.79%       0.78%       0.82%

 Expenses net of waiver and payments by
  affiliate c ...............................              0.79%e       0.81%       0.84%       0.79%       0.78%       0.79%

 Net investment income ......................              1.98%e       1.62%       1.28%       1.79%       1.40%       1.69%

Portfolio turnover rate .....................              8.98%       33.22%      54.65%      51.22%      52.98%      63.22%

*Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses ...................................              0.77%e       0.80%       0.81%       0.78%       0.77%       0.79%

 Expenses net of waiver and payments by
   affiliate ................................              0.77%e       0.80%       0.81%       0.78%       0.77%       0.76%




a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
d Amount is less than $0.01 per share.
e Annualized.



16 |  See notes to financial statements.  |  Semiannual Report

Mutual Shares Fund

                                                   -----------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                      JUNE 30, 2005                      YEAR ENDED DECEMBER 31,
CLASS A                                                (UNAUDITED)       2004        2003        2002        2001        2000
                                                   -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........             $22.94       $20.90      $16.78      $19.37      $19.73      $20.38
                                                   -----------------------------------------------------------------------------

Income from investment operations:

 Net investment income a ....................               0.19         0.27        0.17        0.26        0.22        0.27

 Net realized and unrealized gains (losses) .               0.37         2.51        4.21       (2.40)       0.95        2.22
                                                   -----------------------------------------------------------------------------
Total from investment operations ............               0.56         2.78        4.38       (2.14)       1.17        2.49
                                                   -----------------------------------------------------------------------------
Less distributions from:

 Net investment income ......................              (0.04)       (0.32)      (0.26)      (0.19)      (0.18)      (0.63)

 Net realized gains .........................              (0.03)       (0.42)         --       (0.26)      (1.35)      (2.51)
                                                   -----------------------------------------------------------------------------
Total distributions .........................              (0.07)       (0.74)      (0.26)      (0.45)      (1.53)      (3.14)
                                                   -----------------------------------------------------------------------------
Redemption fees .............................                 --d          --d         --          --          --          --
                                                   -----------------------------------------------------------------------------
Net asset value, end of period ..............             $23.43       $22.94      $20.90      $16.78      $19.37      $19.73
                                                   -----------------------------------------------------------------------------

Total return b ..............................              2.43%       13.50%      26.18%    (11.20)%       5.94%      13.42%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...........         $3,330,584   $2,940,029  $2,257,336  $1,543,833  $1,580,046  $1,283,230

Ratios to average net assets:*

 Expenses c .................................              1.14%e       1.16%       1.19%       1.14%       1.13%       1.17%

 Expenses net of waiver and payments by
  affiliate c ...............................              1.14%e       1.16%       1.19%       1.14%       1.13%       1.14%

 Net investment income ......................              1.63%e       1.27%       0.93%       1.44%       1.05%       1.34%

Portfolio turnover rate .....................              8.98%       33.22%      54.65%      51.22%      52.98%      63.22%

*Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses ...................................              1.12%e       1.15%       1.16%       1.13%       1.12%       1.14%

 Expenses net of waiver and payments by
  affiliate .................................              1.12%e       1.15%       1.16%       1.13%       1.12%       1.11%




a Based on average daily shares outstanding.
b Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
d Amount is less than $0.01 per share.
e Annualized.




                     Semiannual Report | See notes to financial statements. | 17

Mutual Shares Fund

                                                   -----------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                      JUNE 30, 2005                      YEAR ENDED DECEMBER 31,
CLASS B                                                (UNAUDITED)       2004        2003        2002        2001        2000
                                                   -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........             $22.50       $20.54      $16.53      $19.12      $19.56      $20.26
                                                   -----------------------------------------------------------------------------

Income from investment operations:

 Net investment income a ....................               0.11         0.13        0.04        0.15        0.08        0.14

 Net realized and unrealized gains (losses) .               0.38         2.44        4.14       (2.36)       0.95        2.20
                                                   -----------------------------------------------------------------------------
Total from investment operations ............               0.49         2.57        4.18       (2.21)       1.03        2.34
                                                   -----------------------------------------------------------------------------
Less distributions from:

 Net investment income ......................              (0.03)       (0.19)      (0.17)      (0.12)      (0.12)      (0.53)

 Net realized gains .........................              (0.03)       (0.42)         --       (0.26)      (1.35)      (2.51)
                                                   -----------------------------------------------------------------------------
Total distributions .........................              (0.06)       (0.61)      (0.17)      (0.38)      (1.47)      (3.04)
                                                   -----------------------------------------------------------------------------
Redemption fees .............................                 --d          --d         --          --          --          --
                                                   -----------------------------------------------------------------------------
Net asset value, end of period ..............             $22.93       $22.50      $20.54      $16.53      $19.12      $19.56
                                                   -----------------------------------------------------------------------------

Total return b ..............................              2.16%       12.70%      25.41%    (11.80)%       5.26%      12.69%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...........           $590,491     $588,401    $444,671    $235,470    $126,579     $34,778

Ratios to average net assets:*

 Expenses c .................................              1.79%e       1.81%       1.84%       1.79%       1.78%       1.82%

 Expenses net of waiver and payments by
  affiliate c ...............................              1.79%e       1.81%       1.84%       1.79%       1.78%       1.79%

 Net investment income ......................              0.98%e       0.62%       0.28%       0.79%       0.37%       0.70%

Portfolio turnover rate .....................              8.98%       33.22%      54.65%      51.22%      52.98%      63.22%

*Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses ...................................              1.77%e       1.80%       1.81%       1.78%       1.77%       1.79%

 Expenses net of waiver and payments by
  affiliate .................................              1.77%e       1.80%       1.81%       1.78%       1.77%       1.76%



a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
d Amount is less than $0.01 per share.
e Annualized.




18 |  See notes to financial statements.  |  Semiannual Report

Mutual Shares Fund

                                                   -----------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                      JUNE 30, 2005                     YEAR ENDED DECEMBER 31,
CLASS C                                                (UNAUDITED)       2004        2003        2002        2001        2000
                                                   -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........             $22.76       $20.75      $16.68      $19.26      $19.63      $20.29
                                                   -----------------------------------------------------------------------------
Income from investment operations:

 Net investment income a ....................               0.45         0.13        0.05        0.15        0.08        0.14

 Net realized and unrealized gains (losses) .               0.04         2.49        4.17       (2.39)       0.95        2.20
                                                   -----------------------------------------------------------------------------
Total from investment operations ............               0.49         2.62        4.22       (2.24)       1.03        2.34
                                                   -----------------------------------------------------------------------------
Less distributions from:

 Net investment income ......................              (0.03)       (0.19)      (0.15)      (0.08)      (0.05)      (0.49)

 Net realized gains .........................              (0.03)       (0.42)         --       (0.26)      (1.35)      (2.51)
                                                   -----------------------------------------------------------------------------
Total distributions .........................              (0.06)       (0.61)      (0.15)      (0.34)      (1.40)      (3.00)
                                                   -----------------------------------------------------------------------------
Redemption fees .............................                 --d          --d         --          --          --          --

Net asset value, end of period ..............             $23.19       $22.76      $20.75      $16.68      $19.26      $19.63

Total return b ..............................              2.13%       12.77%      25.37%    (11.78)%       5.26%      12.68%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...........         $1,651,918   $1,551,111  $1,272,590    $866,422    $885,658    $759,477

Ratios to average net assets:*

 Expenses c .................................              1.79%e       1.81%       1.84%       1.78%       1.78%       1.81%

 Expenses net of waiver and payments by
   affiliate c ..............................              1.79%e       1.81%       1.84%       1.78%       1.78%       1.78%

 Net investment income ......................              0.98%e       0.62%       0.28%       0.80%       0.40%       0.70%

Portfolio turnover rate .....................              8.98%       33.22%      54.65%      51.22%      52.98%      63.22%

*Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses ...................................              1.77%e       1.80%       1.81%       1.77%       1.77%       1.78%

 Expenses net of waiver and payments by
  affiliate .................................              1.77%e       1.80%       1.81%       1.77%       1.77%       1.75%




a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
d Amount is less than $0.01 per share.
e Annualized.




                     Semiannual Report | See notes to financial statements. | 19

Mutual Shares Fund

                                                                           -----------------------------------------------------
                                                                            SIX MONTHS ENDED
                                                                              JUNE 30, 2005          YEAR ENDED DECEMBER 31,
CLASS R                                                                        (UNAUDITED)       2004        2003        2002 F
                                                                           -----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............................                $22.85     $20.83      $16.75      $19.36
                                                                           -----------------------------------------------------

Income from investment operations:

 Net investment income a ...........................................                  0.17       0.24        0.13        0.24

 Net realized and unrealized gains (losses) ........................                  0.38       2.50        4.21       (2.37)
                                                                           -----------------------------------------------------
Total from investment operations ...................................                  0.55       2.74        4.34       (2.13)
                                                                           -----------------------------------------------------
Less distributions from:

 Net investment income .............................................                 (0.04)     (0.30)      (0.26)      (0.22)

 Net realized gains ................................................                 (0.03)     (0.42)         --       (0.26)
                                                                           -----------------------------------------------------
Total distributions ................................................                 (0.07)     (0.72)      (0.26)      (0.48)
                                                                           -----------------------------------------------------
Redemption fees ....................................................                    --d        --d         --          --
                                                                           -----------------------------------------------------
Net asset value, end of period .....................................                $23.33     $22.85      $20.83      $16.75
                                                                           -----------------------------------------------------

Total return b .....................................................                 2.39%     13.32%      26.02%    (11.26)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..................................               $88,745    $74,763     $46,933     $13,392

Ratios to average net assets:*

 Expenses c ........................................................                 1.29%e     1.31%       1.34%       1.29%e

 Net investment income..............................................                 1.48%e     1.12%       0.78%       1.29%e

Portfolio turnover rate ............................................                 8.98%     33.22%      54.65%      51.22%

 *Ratios to average net assets, excluding dividend expense on securities sold short:

Expenses ...........................................................                 1.27%e     1.30%       1.31%       1.28%e




a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
d Amount is less than $0.01 per share.
e Annualized.
f For the period January 2, 2002 (effective date) to December 31, 2002.





20 | See notes to financial statements. | Semiannual Report

Mutual Shares Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2005 (UNAUDITED)


---------------------------------------------------------------------------------------------------------------------------
                                                                                      SHARES/WARRANTS/
                                                                        COUNTRY           CONTRACTS               VALUE
---------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS 76.4%
      AEROSPACE & DEFENSE 0.5%
      Gencorp Inc. .............................................    United States           668,000        $    12,865,680
      Northrop Grumman Corp. ...................................    United States           988,300             54,603,575
                                                                                                           ----------------
                                                                                                                67,469,255
                                                                                                           ----------------

      AIRLINES 0.6%
    a ACE Aviation Holdings Inc. ...............................       Canada             2,269,545             73,823,662
    a ACE Aviation Holdings Inc., A, 144A ......................       Canada               121,088              3,938,745
  a,b Air Canada Inc., Contingent Distribution .................       Canada           537,421,436                     --
                                                                                                           ----------------
                                                                                                                77,762,407
                                                                                                           ----------------

      BEVERAGES 3.6%
      Brown-Forman Corp., A ....................................    United States           125,460              8,029,440
      Brown-Forman Corp., B ....................................    United States           606,036             36,640,937
      Coca-Cola Enterprises Inc. ...............................    United States         1,968,700             43,331,087
      Diageo PLC ...............................................   United Kingdom        16,147,856            238,076,808
      Heineken Holding NV, A ...................................     Netherlands            954,491             26,621,111
      Pernod-Ricard SA .........................................       France               876,938            140,063,907
                                                                                                           ----------------
                                                                                                               492,763,290
                                                                                                           ----------------

      CAPITAL MARKETS 0.5%
      Bear Stearns Cos. Inc. ...................................    United States           656,304             68,216,238
                                                                                                           ----------------

      COMMERCIAL BANKS 3.7%
      Allied Irish Banks PLC ...................................       Ireland            7,670,230            165,015,052
      Bank of Ireland ..........................................       Ireland            5,404,128             87,207,567
      BNP Paribas SA ...........................................       France               536,357             36,797,679
  a,c Centennial Bank Holdings Inc. ............................    United States         3,845,467             41,531,043
  a,d Cerberus NCB Acquisition LP Ltd., wts., 8/29/13 ..........        Japan            21,748,280             30,991,299
      Danske Bank ..............................................       Denmark            2,253,600             67,797,393
a,c,d Elephant Capital Holdings Ltd. ...........................        Japan                25,721             48,869,376
      Foreningssparbanken AB, A ................................       Sweden             1,248,179             27,391,611
                                                                                                           ----------------
                                                                                                               505,601,020
                                                                                                           ----------------

      COMMERCIAL SERVICES & SUPPLIES 1.1%
      Comdisco Holding Co. Inc. ................................    United States               790                 13,232
    b Comdisco, Contingent Distribution ........................    United States       104,681,240                     --
      Republic Services Inc. ...................................    United States         3,077,650            110,826,177
  a,b Safety Kleen Corp., Contingent Distribution ..............    United States         1,085,000                     --
    a United Stationers Inc. ...................................    United States           770,200             37,816,820
                                                                                                           ----------------
                                                                                                               148,656,229
                                                                                                           ----------------

      COMPUTERS & PERIPHERALS 0.0%E
a,c,d DecisionOne Corp. ........................................    United States         1,879,100              1,339,798
                                                                                                           ----------------

      CONTAINERS & PACKAGING 1.0%
      Temple-Inland Inc. .......................................    United States         3,700,000            137,455,000
                                                                                                           ----------------



                                                          Semiannual Report | 21

Mutual Shares Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                      SHARES/WARRANTS/
                                                                        COUNTRY           CONTRACTS               VALUE
---------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
      DIVERSIFIED FINANCIAL SERVICES 2.6%
      Brascan Corp., A .........................................       Canada             3,069,200        $   117,246,396
      Fortis Group NV ..........................................       Belgium            4,939,575            137,049,374
      Leucadia National Corp. ..................................    United States         2,326,843             89,885,945
      London Stock Exchange PLC ................................   United Kingdom           994,489              8,756,406
  a,b Marconi Corp., Contingent Distribution ...................   United Kingdom        77,739,439                     --
                                                                                                           ----------------
                                                                                                               352,938,121
                                                                                                           ----------------

      DIVERSIFIED TELECOMMUNICATION SERVICES 3.2%
a,c,d,f AboveNet Inc. ..........................................    United States           763,805             18,303,365
a,b,c,f AboveNet Inc., Contingent Distribution .................    United States       106,869,000                     --
a,c,d,f AboveNet Inc., wts., 9/08/08 ...........................    United States            25,659                102,636
a,c,d,f AboveNet Inc., wts., 9/08/10 ...........................    United States            30,186                 24,149
      BCE Inc. .................................................       Canada               544,600             12,891,519
  a,b Global Crossing Holdings Ltd., Contingent Distribution ...    United States       105,649,000                     --
      Koninklijke KPN NV .......................................     Netherlands          3,088,868             25,938,343
      MCI Inc. .................................................    United States         2,344,016             60,264,651
    a NTL Inc. .................................................   United Kingdom         1,883,548            128,872,354
  a,b Telewest Communications PLC, Contingent Distribution .....   United Kingdom       120,209,615                     --
  a,b Telewest Finance Ltd., Contingent Distribution ...........   United Kingdom        12,987,000                     --
    a Telewest Global Inc. .....................................   United Kingdom         7,073,342            161,130,731
      Verizon Communications Inc. ..............................    United States           959,200             33,140,360
                                                                                                           ----------------
                                                                                                               440,668,108
                                                                                                           ----------------

      ELECTRIC UTILITIES 0.2%
      E.ON AG ..................................................       Germany              304,950             27,187,024
    a Entegra/Union Power, 144A ................................    United States           288,690                     --
                                                                                                           ----------------
                                                                                                                27,187,024
                                                                                                           ----------------

      FOOD & STAPLES RETAILING 0.3%
      Carrefour SA .............................................       France                22,600              1,096,570
    a Kroger Co. ...............................................    United States         1,612,270             30,681,498
    a Neighborcare Inc. ........................................    United States           273,673              9,077,733
                                                                                                           ----------------
                                                                                                                40,855,801
                                                                                                           ----------------

      FOOD PRODUCTS 4.7%
      Cadbury Schweppes PLC ....................................   United Kingdom        12,700,586            121,269,994
      General Mills Inc. .......................................    United States         1,037,600             48,549,304
      Groupe Danone ............................................       France               671,351             59,056,468
      Nestle SA ................................................     Switzerland            653,170            167,139,772
      Orkla ASA ................................................       Norway             6,435,750            237,339,824
                                                                                                           ----------------
                                                                                                               633,355,362
                                                                                                           ----------------

      HEALTH CARE EQUIPMENT & SUPPLIES 1.5%
      Guidant Corp. ............................................    United States         2,321,300            156,223,490
      Hillenbrand Industries Inc. ..............................    United States         1,049,700             53,062,335
                                                                                                           ----------------
                                                                                                               209,285,825
                                                                                                           ----------------

      HEALTH CARE PROVIDERS & SERVICES 1.2%
    a Accredo Health Inc. ......................................    United States           409,700             18,600,380
a,c,f Kindred Healthcare Inc. ..................................    United States         2,380,966             89,594,560
a,c,f Kindred Healthcare Inc., Jan. 9.07 Calls, 1/01/13 ........    United States             1,146                 32,724


22 |  Semiannual Report

Mutual Shares Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                      SHARES/WARRANTS/
                                                                        COUNTRY           CONTRACTS               VALUE
---------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
      HEALTH CARE PROVIDERS & SERVICES (CONT.)
a,c,f Kindred Healthcare Inc., Jan. 25.99 Calls, 1/01/14 .......    United States               568        $         6,611
a,c,f Kindred Healthcare Inc., Jan. 26.00 Calls, 1/01/12 .......    United States             1,724                 20,049
a,c,f Kindred Healthcare Inc., Jul. 23.75 Calls, 7/17/11 .......    United States             5,748                 79,779
a,c,f Kindred Healthcare Inc., wts., Series A, 4/20/06 .........    United States           211,977              9,996,411
a,c,f Kindred Healthcare Inc., wts., Series B, 4/20/06 .........    United States           529,943             23,561,266
      MDS Inc. .................................................       Canada             1,030,100             15,479,668
                                                                                                           ----------------
                                                                                                               157,371,448
                                                                                                           ----------------

      HOTELS, RESTAURANTS & LEISURE 0.2%
  a,c FHC Delaware Inc. ........................................    United States           784,457              2,726,694
      Harrah's Entertainment Inc. ..............................    United States             3,736                269,253
  a,b Trump Atlantic, Contingent Distribution ..................    United States        53,232,000              1,916,352
    a Trump Entertainment Resorts Inc. .........................    United States         1,814,341             24,675,038
                                                                                                           ----------------
                                                                                                                29,587,337
                                                                                                           ----------------

      HOUSEHOLD DURABLES 0.0%E
    a Maytag Corp., Jul. 15.00 Puts, 7/16/05 ...................    United States               355                  3,550
                                                                                                           ----------------

      INDUSTRIAL CONGLOMERATES 0.7%
      Siemens AG ...............................................       Germany            1,307,326             95,544,183
                                                                                                           ----------------

      INSURANCE 12.0%
    a Alleghany Corp. ..........................................    United States           341,815            101,519,055
    a Berkshire Hathaway Inc., A ...............................    United States             1,590            132,765,000
    a Berkshire Hathaway Inc., B ...............................    United States           161,240            448,811,540
    a Conseco Inc. .............................................    United States         3,742,800             81,667,896
      Hartford Financial Services Group Inc. ...................    United States         1,221,700             91,358,726
      Montpelier Re Holdings Ltd. ..............................       Bermuda              459,289             15,882,214
      Nationwide Financial Services Inc., A ....................    United States         1,794,150             68,070,051
      Old Republic International Corp. .........................    United States         4,881,042            123,441,552
  a,d Olympus Re Holdings Ltd. .................................       Bermuda              202,380             37,923,988
      Prudential Financial Inc. ................................    United States           948,700             62,291,642
    c White Mountains Insurance Group Inc. .....................    United States           740,448            467,148,643
                                                                                                           ----------------
                                                                                                             1,630,880,307
                                                                                                           ----------------

      IT SERVICES 0.1%
    a Sungard Data Systems Inc. ................................    United States           550,200             19,350,534
                                                                                                           ----------------

      LEISURE EQUIPMENT & PRODUCTS 0.2%
      Mattel Inc. ..............................................    United States         1,576,300             28,846,290
                                                                                                           ----------------

      MACHINERY 0.4%
    c Federal Signal Corp. .....................................    United States         3,360,800             52,428,480
a,c,d Lancer Industries Inc., B ................................    United States                 3              2,440,923
                                                                                                           ----------------
                                                                                                                54,869,403
                                                                                                           ----------------

      MEDIA 6.4%
      Clear Channel Communications Inc. ........................    United States         3,336,400            103,194,852
    a Comcast Corp., A .........................................    United States           393,900             11,797,305
      E.W. Scripps Co., A ......................................    United States         1,796,550             87,671,640
      EchoStar Communications Corp., A .........................    United States         1,277,791             38,525,399
      Hollinger International Inc. .............................    United States         1,929,706             17,384,725




                                                          Semiannual Report | 23

Mutual Shares Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                      SHARES/WARRANTS/
                                                                        COUNTRY           CONTRACTS               VALUE
---------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
      MEDIA (CONT.)
    a Liberty Media Corp., A ...................................    United States        14,398,624        $   146,721,979
      Meredith Corp. ...........................................    United States           750,535             36,821,247
      News Corp. Ltd., A .......................................    United States         8,306,122            134,393,054
      Omnicom Group Inc. .......................................    United States           432,800             34,563,408
  a,c TVMAX Holdings Inc. ......................................    United States           257,217                257,217
      Viacom Inc., B ...........................................    United States         1,884,600             60,344,892
      Washington Post Co., B ...................................    United States           238,238            198,935,877
                                                                                                           ----------------
                                                                                                               870,611,595
                                                                                                           ----------------

      METALS & MINING 4.1%
      Anglo American PLC .......................................    South Africa          5,759,845            135,068,113
      Anglo American PLC, ADR ..................................    South Africa              2,300                 54,050
      Barrick Gold Corp. .......................................       Canada               569,700             14,259,591
      Freeport McMoran Copper & Gold Inc., B ...................    United States         1,930,900             72,292,896
    a Glamis Gold Ltd. .........................................       Canada             1,424,300             24,391,326
      Gold Fields Ltd. .........................................    South Africa            642,754              7,354,032
      Goldcorp Inc. (USDTraded) ................................       Canada               303,500              4,789,230
      Goldcorp Inc. ............................................       Canada               822,479             13,084,741
    a Goldcorp Inc., wts., 5/30/07 .............................       Canada             1,819,489              4,752,563
      Harmony Gold Mining Co. Ltd., ADR ........................    South Africa            933,000              7,986,480
      Mittal Steel Co. NV, Reg D ...............................     Netherlands          3,591,607             85,264,750
      Newmont Mining Corp. .....................................    United States         4,102,700            160,128,381
      Noranda Inc. .............................................       Canada                80,166              1,380,706
a,c,d PIGIRON LLC ..............................................    United States         5,431,500                 23,736
      Placer Dome Inc. .........................................       Canada             1,304,100             19,959,085
    a Randgold & Exploration Co. Ltd., ADR .....................    South Africa            321,060                542,591
                                                                                                           ----------------
                                                                                                               551,332,271
                                                                                                           ----------------

      MULTI-UTILITIES 0.2%
      Northwestern Corp. .......................................    United States           711,831             22,436,913
  a,b Northwestern Corp., Contingent Distribution ..............    United States        21,590,000              1,403,350
                                                                                                           ----------------
                                                                                                                23,840,263
                                                                                                           ----------------

      MULTILINE RETAIL 0.4%
      May Department Stores Co. ................................    United States         1,279,500             51,384,720
                                                                                                           ----------------

      OIL, GAS & CONSUMABLE FUELS 5.1%
    c Anchor Resources LLC .....................................    United States           123,013                     --
    a Apco Oil Corp. ...........................................    United States             9,200                     --
      BP PLC ...................................................   United Kingdom         5,707,068             59,400,701
      BP PLC, ADR ..............................................   United Kingdom            46,400              2,894,432
      Oil & Natural Gas Corp. Ltd. .............................        India             2,308,558             54,202,658
  a,c OPTI Canada ..............................................       Canada             9,481,276            207,023,209
      Pogo Producing Co. .......................................    United States         1,332,500             69,183,400
      Premcor Inc. .............................................    United States           461,900             34,263,742
      Statoil ASA ..............................................       Norway             3,916,924             80,016,734
      Suncor Energy Inc. .......................................       Canada             2,072,700             97,992,640
      Total SA, B ..............................................       France               380,938             89,559,264
                                                                                                           ----------------
                                                                                                               694,536,780
                                                                                                           ----------------



24 |  Semiannual Report

Mutual Shares Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                      SHARES/WARRANTS/
                                                                        COUNTRY           CONTRACTS               VALUE
---------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
      PAPER & FOREST PRODUCTS 3.1%
      Abitibi-Consolidated Inc. ................................       Canada             2,645,387        $    11,789,905
      Potlatch Corp. ...........................................    United States           233,800             12,234,754
      Weyerhaeuser Co. .........................................    United States         6,235,207            396,870,926
                                                                                                           ----------------
                                                                                                               420,895,585
                                                                                                           ----------------

      PERSONAL PRODUCTS 0.7%
      Gillette Co. .............................................    United States         1,757,000             88,956,910
                                                                                                           ----------------

      PHARMACEUTICALS 1.6%
      Astellas Pharmaceutical Inc. .............................        Japan             1,178,429             40,294,532
      Pfizer Inc. ..............................................    United States           918,490             25,331,954
      Sanofi-Aventis ...........................................       France               689,026             56,609,432
      Valeant Pharmaceuticals International ....................    United States         3,520,835             62,072,321
      Wyeth ....................................................    United States           890,500             39,627,250
                                                                                                           ----------------
                                                                                                               223,935,489
                                                                                                           ----------------

      REAL ESTATE 2.1%
  a,c Alexander's Inc. .........................................    United States           326,675             81,260,406
    a Canary Wharf Group PLC ...................................   United Kingdom        14,262,931             73,076,410
      Fieldstone Investment Corp. ..............................    United States         2,365,900             34,068,960
  a,d Security Capital European Realty .........................     Luxembourg              28,412                179,223
      St. Joe Co. ..............................................    United States           853,035             69,556,474
      Ventas Inc. ..............................................    United States         1,072,765             32,397,503
                                                                                                           ----------------
                                                                                                               290,538,976
                                                                                                           ----------------

      ROAD & RAIL 1.6%
      CSX Corp. ................................................    United States           983,100             41,939,046
  c,d Florida East Coast Industries Inc. .......................    United States         4,423,071            181,943,026
                                                                                                           ----------------
                                                                                                               223,882,072
                                                                                                           ----------------

      SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.3%
      Samsung Electronics Co. Ltd. .............................     South Korea             91,400             43,645,819
                                                                                                           ----------------

      SOFTWARE 0.5%
    a Macromedia Inc. ..........................................    United States           656,800             25,102,896
    a Veritas Software Corp. ...................................    United States         1,665,000             40,626,000
                                                                                                           ----------------
                                                                                                                65,728,896
                                                                                                           ----------------

      THRIFTS & MORTGAGE FINANCE 1.3%
      Hudson City Bancorp Inc. .................................    United States         4,121,569             47,027,102
      Sovereign Bancorp Inc. ...................................    United States         5,828,890            130,217,403
                                                                                                           ----------------
                                                                                                               177,244,505
                                                                                                           ----------------

      TOBACCO 10.2%
      Altadis SA ...............................................        Spain             7,776,607            326,232,639
      Altria Group Inc. ........................................    United States         2,479,677            160,335,915
      British American Tobacco PLC .............................   United Kingdom        25,366,243            488,957,157
      British American Tobacco PLC, ADR ........................   United Kingdom            70,550              2,738,751
      Imperial Tobacco Group PLC ...............................   United Kingdom         6,933,289            186,681,238
      Reynolds American Inc. ...................................    United States         2,778,000            218,906,400
                                                                                                           ----------------
                                                                                                             1,383,852,100
                                                                                                           ----------------



                                                          Semiannual Report | 25

Mutual Shares Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                      SHARES/WARRANTS/
                                                                        COUNTRY           CONTRACTS               VALUE
---------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
      WIRELESS TELECOMMUNICATION SERVICES 0.5%
    a Nextel Communications Inc., A ............................    United States         1,275,700        $    41,217,867
      Telephone & Data Systems Inc., special shares ............    United States           242,900              9,312,786
    a Western Wireless Corp., A ................................    United States           442,300             18,709,290
                                                                                                           ----------------
                                                                                                                69,239,943
                                                                                                           ----------------

      TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
       (COST $7,284,122,977) ...................................                                            10,399,632,454
                                                                                                           ----------------

      PREFERRED STOCKS 0.5%
      DIVERSIFIED TELECOMMUNICATION SERVICES 0.0%E
      PTV Inc., 10.00%, pfd., A.................................   United Kingdom           199,565                399,130
                                                                                                           ----------------

      ELECTRIC UTILITIES 0.0%E
    a Montana Power Co., 8.45%, pfd. ...........................    United States           109,220                901,065
                                                                                                           ----------------

      FOOD PRODUCTS 0.0%E
      Unilever NV, pfd. ........................................     Netherlands          1,113,140                134,690
                                                                                                           ----------------

      METALS & MINING 0.5%
c,d,f Esmark Inc., Series A, 10.00%, cvt. pfd. .................    United States            60,419             60,419,000
      Noranda Inc., 6.00%, cvt. pfd. ...........................       Canada                77,104              1,962,297
      Noranda Inc., 6.25%, cvt. pfd. ...........................       Canada                77,104              1,958,441
      Noranda Inc., 6.50%, cvt. pfd. ...........................       Canada                38,552                978,450
                                                                                                           ----------------
                                                                                                                65,318,188
                                                                                                           ----------------
      TOTAL PREFERRED STOCKS (COST $67,299,526) ................                                                66,753,073
                                                                                                           ----------------

                                                                                    --------------------
                                                                                     PRINCIPAL AMOUNT G
                                                                                    --------------------
     CORPORATE BONDS & NOTES 1.9%
     ACE Aviation Holdings Inc., cvt., 144A, 4.25%, 6/1/35 .....       Canada             5,190,000 CAD          4,310,526
   c Anchor Resources LLC, 12.00%, 12/17/06 ....................    United States            57,551                 57,551
     Calpine Corp., senior note, 8.25%, 8/15/05 ................    United States         4,635,000              4,629,206
     Calpine Generating Co., FRN, 11.169%, 4/01/11 .............    United States        10,695,000              9,785,925
 c,d DecisionOne Corp., 144A, 12.00%, 4/15/10 ..................    United States         2,266,406              2,266,406
     Entegra/Union Power,
     h LOC Facility, FRN, 6/01/12 ..............................    United States         4,044,371              4,044,371
       Term Loan A, 4.00%, 6/01/12 .............................    United States        14,706,857             10,809,540
       Term Loan B, 9.00%, 6/01/20 .............................    United States        14,162,158             10,409,186
     h Working Capital Facility, FRN, 6/01/12 ..................    United States           606,656                606,656
     Eurotunnel PLC,
       Senior Tranche G2 Term Loan A, 144A, FRN,
        5.93875%, 12/15/12 .....................................   United Kingdom         1,627,232 GBP          2,798,486
       Participating Loan Note, 1.00%, 4/30/40 .................   United Kingdom         1,482,000 GBP            272,129
       Tier 2, FRN, 6.149%, 12/31/18 ...........................   United Kingdom        13,617,682 GBP         18,784,355
       Tier 3, FRN, 6.149%, 12/31/25 ...........................   United Kingdom        53,591,168 GBP         31,681,778
     Eurotunnel SA,
       Senior Tranche H1 Term Loan (KfWAdvance), 8.78%, 12/15/12       France             1,427,326 EUR          1,675,245
       Tier 2 (LIBOR), FRN, 3.44%, 12/31/18 ....................       France             3,151,383 EUR          2,936,130
       Tier 2 (PIBOR), FRN, 3.438%, 12/31/18 ...................       France             1,393,972 EUR          1,298,757
       Tier 3 (LIBOR), FRN, 3.44%, 12/31/25 ....................       France            77,744,116 EUR         31,043,086
       Tier 3 (PIBOR), FRN, 3.438%, 12/31/25 ...................       France            13,502,354 EUR          5,391,466



26 |  Semiannual Report

Mutual Shares Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                        COUNTRY      PRINCIPAL AMOUNT G           VALUE
---------------------------------------------------------------------------------------------------------------------------
     CORPORATE BONDS & NOTES (CONT.)
     Motor Coach Industries International Inc., FRN, 16.32%,
      12/01/08 .................................................    United States        56,715,755        $    56,715,755
   d Seton House Finance Ltd., zero cpn., 2/07/12 ..............   United Kingdom        90,451,691 EUR         33,151,210
     Trump Entertainment Resorts Inc., 8.50%, 5/20/15 ..........    United States        31,100,213             30,517,084
   c TVMAX Holdings Inc., PIK,
       11.50%, 9/30/05 .........................................    United States           384,909                384,909
     h 14.00%, 9/30/05 .........................................    United States         1,121,188              1,121,188
                                                                                                           ----------------
     TOTAL CORPORATE BONDS & NOTES (COST $318,649,977) .........                                               264,690,945
                                                                                                           ----------------

     CORPORATE BONDS & NOTES IN REORGANIZATION 1.6%
   i Adelphia Communications Corp.,
       9.25%, 10/01/02 .........................................    United States        11,465,000              9,917,225
       8.125%, 7/15/03 .........................................    United States         1,442,000              1,254,540
       7.50%, 1/15/04 ..........................................    United States         3,750,000              3,243,750
       10.50%, 7/15/04 .........................................    United States         6,320,000              5,593,200
       9.875%, 3/01/05 .........................................    United States         2,564,000              2,217,860
       10.25%, 11/01/06 ........................................    United States        11,760,000             10,054,800
       9.875%, 3/01/07 .........................................    United States         1,090,000                951,025
       8.375%, 2/01/08 .........................................    United States         9,037,000              7,907,375
       7.75%, 1/15/09 ..........................................    United States        19,364,000             16,846,680
       7.875%, 5/01/09 .........................................    United States         7,952,000              6,759,200
       9.375%, 11/15/09 ........................................    United States         9,522,000              8,474,580
       10.875%, 10/01/10 .......................................    United States         8,130,000              7,113,750
       10.25%, 6/15/11 .........................................    United States         9,783,000              8,829,157
   i Armstrong World Industries,Inc.
       9.75%, 4/15/08 ..........................................    United States         5,498,000              4,563,340
       7.45%, 5/15/29 ..........................................    United States         3,239,000              2,591,200
       Revolver, 10/29/03 ......................................    United States         4,049,775              3,199,322
       Trade Claim .............................................    United States        10,859,300              8,578,847
   i Century Communications Corp.,
       9.50%, 3/01/05 ..........................................    United States         1,578,000              1,633,230
     j 8.875%, 1/15/07 .........................................    United States           559,000                572,975
       8.75%, 10/01/07 .........................................    United States         3,666,000              3,702,660
       8.375%, 12/15/07 ........................................    United States           875,000                901,250
       Series B, zero cpn., 1/15/08 ............................    United States         8,769,000              5,392,935
       zero cpn., 3/15/03 ......................................    United States        14,005,000             12,954,625
   i Mirant Corp.,
       364 Day Revolver, 7/16/03 ...............................    United States        22,103,300             16,909,025
     h 4 Year Revolver, 7/17/05 ................................    United States         8,106,396              6,768,841
     h Tranche C Revolver, 4/01/04 .............................    United States        12,866,601              9,842,950
 h,i Owens Corning, Revolver, 6/26/02 ..........................    United States        45,918,354             52,117,332
   i Safety Kleen Services, senior sub. note, 9.25%, 6/01/08 ...    United States            85,000                     43
                                                                                                           ----------------
     TOTAL CORPORATE BONDS & NOTES IN REORGANIZATION
      (COST $178,737,226) ......................................                                               218,891,717
                                                                                                           ----------------




                                                          Semiannual Report | 27

Mutual Shares Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                     SHARES/PRINCIPAL
                                                                        COUNTRY           AMOUNT G                VALUE
---------------------------------------------------------------------------------------------------------------------------
     COMPANIES IN LIQUIDATION 0.1%
 a,c City Investing Co. Liquidating Trust ......................    United States         4,373,476        $     8,397,074
 a,c MBOP Liquidating Trust ....................................    United States           574,712                     74
   a Peregrine Investments Holdings Ltd.,
       6.70%, 1/15/98 ..........................................      Hong Kong          95,000,000                 25,713
       6.70%, 6/30/00 ..........................................      Hong Kong         250,000,000 JPY             67,665
       zero cpn., 1/22/98 ......................................      Hong Kong             500,000 JPY             15,000
   a PIV Investment Finance (Cayman) Ltd. ......................      Hong Kong          22,710,000              1,362,600
   a United Cos. Financial Corp.,
       Bank Claim ..............................................    United States           179,680                     --
       Revolver ................................................    United States        45,581,514                     --
                                                                                                           ----------------
     TOTAL COMPANIES IN LIQUIDATION (COST $683,828) ............                                                 9,868,126
                                                                                                           ----------------

     GOVERNMENT AGENCIES 18.7%
   k Federal Home Loan Bank, 1.75% - 3.60%, 7/01/05 - 7/02/07 ..    United States     2,452,580,000          2,451,410,367
     Federal Home Loan Mortgage Corp., 2.50%, 5/19/06 ..........    United States        25,000,000             24,730,175
     Federal National Mortgage Association, 1.81% - 2.20%,
      12/23/05 - 12/29/06 ......................................    United States        50,000,000             49,143,230
   l U.S. Treasury Bill, 7/28/05 ...............................    United States        20,000,000             19,956,880
                                                                                                           ----------------
     TOTAL GOVERNMENT AGENCIES (COST $2,551,087,796) ...........                                             2,545,240,652
                                                                                                           ----------------

     TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
      (COST $10,400,581,330) ...................................                                            13,505,076,967
                                                                                                           ----------------

     REPURCHASE AGREEMENTS 0.0%E
 m,n Barclays Capital Inc., 3.42%, 7/1/05 (Maturity Value $112,022)
      Collateralized by U.S. Government Agency Securities,
      4.50 - 5.50%, 8/1/14 - 6/25/35 ...........................    United States           112,011                112,011
 m,n Merrill Lynch GSI, 3.41%, 7/1/05 (Maturity Value $208,040)
      Collateralized by U.S. Government Agency Securities,
      0.00 - 7.63%, 7/8/05 - 5/15/30............................    United States           208,020                208,020
 m,n Morgan Stanley & Company Inc., 3.45%, 7/1/05 (Maturity Value
      $139,026) Collateralized by U.S. Government Agency Securities,
      5.00 - 5.50%, 6/1/33 - 6/1/35.............................    United States           139,013                139,013
 m,n J P Morgan Securities, 3.35%, 7/1/05 (Maturity Value $122,022)
      Collateralized by U.S. Government Agencies, 1.52 - 6.54%,
      7/22/05 - 3/23/15.........................................    United States           122,011                122,011
                                                                                                           ----------------
     TOTAL REPURCHASE AGREEMENTS (COST $581,055) ...............                                                   581,055
                                                                                                           ----------------

     TOTAL INVESTMENTS (COST $10,401,162,385) 99.2% ............                                            13,505,658,022
     SECURITIES SOLD SHORT (2.6)% ..............................                                              (359,020,981)
     NET UNREALIZED GAIN ON FORWARD EXCHANGE CONTRACTS 0.4%.....                                                56,252,617
     OTHER ASSETS, LESS LIABILITIES 3.0% .......................                                               402,451,396
                                                                                                           ----------------

     NET ASSETS 100.0% .........................................                                           $13,605,341,054
                                                                                                           ----------------



28 |  Semiannual Report

Mutual Shares Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                        COUNTRY            SHARES                 VALUE
---------------------------------------------------------------------------------------------------------------------------
   o  SECURITIES SOLD SHORT 2.6%
      DIVERSIFIED FINANCIAL SERVICES 0.1%
      Nasdaq 100 ...............................................    United States           482,000        $    17,747,240
                                                                                                           ----------------

      DIVERSIFIED TELECOMMUNICATION SERVICES 0.3%
      Alltel Corp. .............................................    United States           236,325             14,718,321
      Sprint Corp. .............................................    United States         1,280,500             32,127,745
                                                                                                           ----------------
                                                                                                                46,846,066
                                                                                                           ----------------

      FOOD PRODUCTS 0.4%
      Kraft Foods Inc., A ......................................    United States         1,623,881             51,655,655
                                                                                                           ----------------

      HEALTH CARE PROVIDERS & SERVICES 0.0%E
      Medco Health Solutions Inc. ..............................    United States            79,900              4,263,464
                                                                                                           ----------------

      HOUSEHOLD PRODUCTS 0.7%
      Procter & Gamble Co. .....................................    United States         1,719,125             90,683,844
                                                                                                           ----------------

      MULTILINE RETAIL 0.2%
      Federated Department Stores Inc. .........................    United States           398,925             29,233,224
                                                                                                           ----------------

      OIL, GAS & CONSUMABLE FUELS 0.1%
      Valero Energy Corp. ......................................    United States           229,368             18,145,302
                                                                                                           ----------------

      PHARMACEUTICALS 0.3%
      Johnson & Johnson ........................................    United States           608,076             39,524,940
                                                                                                           ----------------

      SOFTWARE 0.4%
      Adobe Systems Inc. .......................................    United States           899,400             25,740,828
      Symantec Corp. ...........................................    United States         1,161,140             25,243,183
                                                                                                           ----------------
                                                                                                                50,984,011
                                                                                                           ----------------

      WIRELESS TELECOMMUNICATION SERVICES 0.1%
      Telephone & Data Systems Inc. ............................    United States           243,500              9,937,235
                                                                                                           ----------------

     TOTAL SECURITIES SOLD SHORT (PROCEEDS $357,555,179) .......                                           $   359,020,981
                                                                                                           ----------------





                                                          Semiannual Report | 29

Mutual Shares Fund

CURRENCY ABBREVIATIONS:
CAD    - Canadian Dollar
EUR    - Euro
GBP    - British Pound
JPY    - Japanese Yen

SELECTED PORTFOLIO ABBREVIATIONS:
ADR    - American Depository Receipt
FRN    - Floating Rate Notes
LIBOR  - London InterBank Offered Rate
LLC    - Limited Liability Corp.
LOC    - Letter of Credit
LP     - Limited Partnership
PIBOR  - Paris InterBank Offered Rate
PIK    - Payment-In-Kind
PLC    - Public Limited Co.




a Non-income producing.

b Contingent Distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

c See Note 11 regarding holdings of 5% voting securities.

d See Note 10 regarding restricted and illiquid securities.

e Rounds to less than 0.05% of net assets. f See Note 13 regarding other considerations.

g The principal amount is stated in U.S. dollars unless otherwise indicated.

h See Note 12 regarding unfunded loan commitments.

i Defaulted securities. See Note 9.

j Security on loan. See Note 1(i).

k See Note 1(h) regarding securities segregated with broker for securities sold short.

l A portion or all of the security is traded on a discounted basis with no stated coupon rate.

m See Note 1(c) regarding repurchase agreements.

n Investments from cash collateral received for loaned securities. See Note
  1(i).

o See Note 1(h) regarding securities sold short.




30 |  See notes to financial statements.  |  Semiannual Report

Mutual Shares Fund

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
June 30, 2005 (unaudited)



Assets:
 Investments in securities:
  Cost - Unaffiliated issuers..........................................................................    $ 9,778,408,259
  Cost - Non-controlled affiliated issuers (Note 11)...................................................        622,173,071
  Cost - Repurchase agreements.........................................................................            581,055
                                                                                                           ----------------
  Total cost of investments............................................................................    $10,401,162,385
                                                                                                           ----------------
  Value - Unaffiliated issuers (includes securities segregated with broker for securities sold short
   in the amount of $185,568,887)......................................................................    $12,203,716,664
  Value - Non-controlled affiliated issuers (Note 11)..................................................      1,301,360,303
  Value - Repurchase agreements........................................................................            581,055
                                                                                                           ----------------
  Total value of investments...........................................................................     13,505,658,022
 Cash..................................................................................................         16,544,445
 Foreign currency, at value (cost $47,803,808).........................................................         44,197,367
 Receivables:
  Investment securities sold...........................................................................         24,213,266
  Capital shares sold..................................................................................         17,177,250
  Dividends and interest...............................................................................         23,841,433
 Unrealized gain on forward exchange contracts (Note 8)................................................         62,357,180
 Cash on deposit with brokers for securities sold short................................................        383,561,110
 Due from broker - synthetic equity swaps..............................................................         13,471,441
                                                                                                           ----------------
      Total assets.....................................................................................     14,091,021,514
                                                                                                           ----------------
Liabilities:
 Payables:
  Investment securities purchased......................................................................         88,024,132
  Capital shares redeemed..............................................................................         17,251,061
  Affiliates...........................................................................................         13,808,500
 Securities sold short, at value (proceeds $357,555,179)...............................................        359,020,981
 Payable upon return of securities loaned..............................................................            581,055
 Unrealized loss on forward exchange contracts (Note 8)................................................          6,104,563
 Other liabilities.....................................................................................            890,168
                                                                                                           ----------------
      Total liabilities................................................................................        485,680,460
                                                                                                           ----------------
        Net assets, at value...........................................................................    $13,605,341,054
                                                                                                           ----------------
Net assets consist of:
 Undistributed net investment income...................................................................    $    80,554,375
 Net unrealized appreciation (depreciation)............................................................      3,157,018,301
 Accumulated net realized gain (loss)..................................................................        305,337,873
                                                                                                           ----------------
 Paid-in capital.......................................................................................     10,062,430,505
                                                                                                           ----------------
        Net assets, at value...........................................................................    $13,605,341,054
                                                                                                           ----------------




                     Semiannual Report | See notes to financial statements. | 31

Mutual Shares Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2005 (unaudited)



CLASS Z:
 Net assets, at value...................................................................................    $7,943,602,053
                                                                                                            ---------------
 Shares outstanding.....................................................................................       336,894,236
                                                                                                            ---------------
 Net asset value and maximum offering price per share a.................................................            $23.58
                                                                                                            ---------------
CLASS A:
 Net assets, at value...................................................................................    $3,330,584,484
                                                                                                            ---------------
 Shares outstanding.....................................................................................       142,142,532
                                                                                                            ---------------
 Net asset value per share a............................................................................            $23.43
                                                                                                            ---------------
 Maximum offering price per share (net asset value per share / 94.25%)..................................            $24.86
                                                                                                            ---------------
CLASS B:
 Net assets, at value ..................................................................................    $  590,491,025
                                                                                                            ---------------
 Shares outstanding.....................................................................................        25,755,813
                                                                                                            ---------------
 Net asset value and maximum offering price per share a.................................................            $22.93
                                                                                                            ---------------
CLASS C:
 Net assets, at value...................................................................................    $1,651,918,166
                                                                                                            ---------------
 Shares outstanding.....................................................................................        71,246,613
                                                                                                            ---------------
 Net asset value and maximum offering price per share a.................................................            $23.19
                                                                                                            ---------------
CLASS R:
 Net assets, at value...................................................................................    $   88,745,326
                                                                                                            ---------------
 Shares outstanding.....................................................................................         3,803,849
                                                                                                            ---------------
 Net asset value and maximum offering price per share a ................................................            $23.33
                                                                                                            ---------------



a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.




32 |  See notes to financial statements.  |  Semiannual Report

Mutual Shares Fund

STATEMENT OF OPERATIONS
for the six months ended June 30, 2005 (unaudited)



Investment income:
 Dividends: (net of foreign taxes of $5,935,951)
  Unaffiliated issuers...................................................................................    $ 110,228,293
  Non-controlled affiliated issuers (Note 11)............................................................        6,905,859
 Interest:
  Unaffiliated issuers...................................................................................       59,564,465
  Non-controlled affiliated issuers (Note 11)............................................................          457,525
 Other income (Note 14)..................................................................................          471,067
                                                                                                            ---------------
      Total investment income............................................................................      177,627,209
                                                                                                            ---------------
Expenses:
 Management fees (Note 3a)...............................................................................       36,880,923
 Administrative fees (Note 3b)...........................................................................        4,915,004
 Distribution fees (Note 3c)
  Class A................................................................................................        5,382,582
  Class B................................................................................................        2,918,417
  Class C................................................................................................        7,880,213
  Class R................................................................................................          202,257
 Transfer agent fees (Note 3e)...........................................................................        5,728,000
 Custodian fees (Note 4).................................................................................          619,983
 Reports to shareholders.................................................................................          252,400
 Professional fees.......................................................................................          298,758
 Directors' fees and expenses............................................................................          165,700
 Dividends on securities sold short......................................................................        1,761,297
 Other...................................................................................................          186,291
                                                                                                            ---------------
      Total expenses.....................................................................................       67,191,825
      Expense reductions (Note 4)........................................................................          (66,998)
                                                                                                            ---------------
       Net expenses......................................................................................       67,124,827
                                                                                                            ---------------
        Net investment income............................................................................      110,502,382
                                                                                                            ---------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments
   Unaffiliated issuers..................................................................................      243,535,259
   Controlled affiliated issuers (Note 11)...............................................................       (3,491,624)
   Non-controlled affiliated issuers (Note 11)...........................................................       33,803,793
  Written options........................................................................................        1,020,067
  Foreign currency transactions..........................................................................      (20,216,986)
  Securities sold short..................................................................................         (959,476)
                                                                                                            ---------------
        Net realized gain (loss).........................................................................      253,691,033
                                                                                                            ---------------
 Net change in unrealized appreciation (depreciation) on:
  Investments............................................................................................     (162,106,334)
  Translation of assets and liabilities denominated in foreign currencies................................      126,389,076
 Change in deferred taxes on unrealized appreciation.....................................................           16,070
                                                                                                            ---------------
        Net change in unrealized appreciation (depreciation).............................................      (35,701,188)
                                                                                                            ---------------
Net realized and unrealized gain (loss)..................................................................      217,989,845
                                                                                                            ---------------
Net increase (decrease) in net assets resulting from operations..........................................    $ 328,492,227
                                                                                                            ---------------




                     Semiannual Report | See notes to financial statements. | 33

Mutual Shares Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     --------------------------------------
                                                                                      SIX MONTHS ENDED         YEAR
                                                                                        JUNE 30, 2005         ENDED
                                                                                         (UNAUDITED)     DECEMBER 31, 2004
                                                                                     --------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..........................................................     $   110,502,382     $   146,639,688
  Net realized gain (loss) from investments, written options, foreign currency
   transactions, and securities sold short........................................         253,691,033         320,840,913
  Net change in unrealized appreciation (depreciation) on investments, translation of
   assets and liabilities denominated in foreign currencies and deferred taxes....         (35,701,188)        970,977,637
                                                                                     --------------------------------------
      Net increase (decrease) in net assets resulting from operations ............         328,492,227       1,438,458,238
                                                                                     --------------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class Z .......................................................................         (15,481,684)       (118,691,555)
   Class A .......................................................................          (5,661,634)        (39,459,758)
   Class B .......................................................................            (701,659)         (4,845,646)
   Class C .......................................................................          (1,976,289)        (12,290,974)
   Class R .......................................................................            (142,255)           (913,976)
  Net realized gains:
   Class Z........................................................................          (9,437,331)       (128,945,088)
   Class A........................................................................          (3,981,034)        (52,647,915)
   Class B........................................................................            (729,688)        (10,792,182)
   Class C........................................................................          (2,004,064)        (28,220,750)
   Class R........................................................................            (106,484)         (1,342,860)
                                                                                     --------------------------------------
 Total distributions to shareholders..............................................         (40,222,122)       (398,150,704)
                                                                                     --------------------------------------
 Capital share transactions: (Note 2)
  Class Z ........................................................................         526,500,108         847,945,959
  Class A ........................................................................         321,739,957         438,813,545
  Class B ........................................................................          (8,918,282)         95,341,685
  Class C ........................................................................          70,615,642         146,965,374
  Class R ........................................................................          12,173,831          21,886,122
                                                                                     --------------------------------------
 Total capital share transactions ................................................         922,111,256       1,550,952,685
                                                                                     --------------------------------------
 Redemption fees .................................................................              14,969               9,352
                                                                                     --------------------------------------

     Net increase (decrease) in net assets .......................................       1,210,396,330       2,591,269,571

Net assets:
 Beginning of period .............................................................      12,394,944,724       9,803,675,153
                                                                                     --------------------------------------
 End of period ...................................................................     $13,605,341,054     $12,394,944,724
                                                                                     --------------------------------------
Undistributed net investment income/distributions in excess of net investment income included in net assets:
 End of period ...................................................................     $    80,554,375     $    (5,984,486)
                                                                                     --------------------------------------




34 |  See notes to financial statements.  |  Semiannual Report

Mutual Shares Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Shares Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), consisting of 6 separate series. The Series Fund is an open-end investment company registered under the Investment Company Act of 1940. The financial statements of the remaining funds in the series are presented separately.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.
Repurchase agreements are valued at cost.

Corporate debt securities and Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.






                                                          Semiannual Report | 35

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At June 30, 2005, all repurchase agreements held by the Fund had been entered into on that date.





36 |  Semiannual Report

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


D. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

E. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily by the Fund and any equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

F. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.





                                                          Semiannual Report | 37

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

H. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

I. SECURITIES LENDING

The Fund loans securities to certain brokers through a securities lending agent for which it received cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.







38 |  Semiannual Report

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

K. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income, dividends declared on securities sold short, and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the funds based on the ratio of net assets of each Fund to the combined net assets of the Series Fund. Fund specific expenses are charged directly to the Fund that incurred the expense.

L. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period.
Actual results could differ from those estimates.

M. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of Fund shares held five trading days or less may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital.




                                                          Semiannual Report | 39

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

N. GUARANTEES AND INDEMNIFICATIONS

Under the Series Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


2. CAPITAL STOCK

The Fund offers five classes of shares: Class Z, Class A, Class B, Class C and Class R. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2005, there were 1.9 billion shares authorized ($0.001 par value) of which 1 billion shares were designated as Class Z, 250 million shares as Class A, 200 million shares as Class B, 250 million shares as Class C and 200 million shares as Class R. Transactions in the Fund's shares were as follows:

                                     -----------------------------------------------------------------
                                           SIX MONTHS ENDED                       YEAR ENDED
                                             JUNE 30, 2005                     DECEMBER 31, 2004
                                     -----------------------------------------------------------------
                                       SHARES          AMOUNT              SHARES          AMOUNT
                                     -----------------------------------------------------------------
CLASS Z SHARES:
 Shares sold .....................    31,731,593    $ 734,055,529         50,806,616   $1,104,922,147
 Shares issued in reinvestment of
  distributions ..................       942,616       22,396,220          9,758,882      219,303,487
 Shares redeemed .................    (9,940,068)    (229,951,641)       (21,921,975)    (476,279,675)
                                     -----------------------------------------------------------------
 Net increase (decrease) .........    22,734,141    $ 526,500,108         38,643,523   $  847,945,959
                                     -----------------------------------------------------------------
CLASS A SHARES:
 Shares sold .....................    24,248,247    $ 558,170,094         37,809,209   $  815,970,082
 Shares issued in reinvestment of
  distributions ..................       374,653        8,845,558          3,786,200       84,685,091
 Shares redeemed .................   (10,658,853)    (245,275,695)       (21,439,414)    (461,841,628)
                                     -----------------------------------------------------------------
 Net increase (decrease) .........    13,964,047    $ 321,739,957         20,155,995   $  438,813,545
                                     -----------------------------------------------------------------
CLASS B SHARES:
 Shares sold .....................       878,138    $  19,639,746          6,156,400   $  129,929,525
 Shares issued in reinvestment of
  distributions ..................        58,172        1,344,392            670,932       14,717,392
 Shares redeemed .................    (1,326,559)     (29,902,420)        (2,332,950)     (49,305,232)
                                     -----------------------------------------------------------------
 Net increase (decrease) .........      (390,249)   $  (8,918,282)         4,494,382   $   95,341,685
                                     -----------------------------------------------------------------




40 |  Semiannual Report

Mutual Shares Fund

2. CAPITAL STOCK (CONTINUED)

                                     -----------------------------------------------------------------
                                           SIX MONTHS ENDED                        YEAR ENDED
                                             JUNE 30, 2005                     DECEMBER 31, 2004
                                     -----------------------------------------------------------------
                                       SHARES          AMOUNT              SHARES          AMOUNT
                                     -----------------------------------------------------------------
CLASS C SHARES:
 Shares sold .....................     8,101,759    $ 184,739,909         13,913,529    $ 297,054,287
 Shares issued in reinvestment of
  distributions ..................       156,096        3,647,974          1,682,221       37,310,819
 Shares redeemed .................    (5,164,270)    (117,772,241)        (8,770,041)    (187,399,732)
                                     -----------------------------------------------------------------
 Net increase (decrease) .........     3,093,585    $  70,615,642          6,825,709    $ 146,965,374
                                     -----------------------------------------------------------------
CLASS R SHARES:
 Shares sold .....................     1,014,909    $  23,216,802          1,573,958    $  33,763,040
 Shares issued in reinvestment of
  distributions ..................        10,495          246,709            100,387        2,237,745
 Shares redeemed .................      (493,021)     (11,289,680)          (656,261)     (14,114,663)
                                     -----------------------------------------------------------------
 Net increase (decrease) .........       532,383    $  12,173,831          1,018,084    $  21,886,122
                                     -----------------------------------------------------------------



3. TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Series Fund are also officers and/or directors of the following entities:

---------------------------------------------------------------------------------------
  ENTITY                                                        AFFILIATION
---------------------------------------------------------------------------------------
  Franklin Mutual Advisers LLC (Franklin Mutual)                Investment manager
  Franklin Templeton Services LLC (FT Services)                 Administrative manager
  Franklin Templeton Distributors Inc. (Distributors)           Principal underwriter
  Franklin Templeton Investor Services LLC (Investor Services)  Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
        0.600%          Up to and including $5 billion
        0.570%          Over $5 billion, up to and including $10 billion
        0.550%          Over $10 billion, up to and including $15 billion
        0.530%          Over $15 billion, up to and including $20 billion
        0.510%          In excess of $20 billion











                                                          Semiannual Report | 41

Mutual Shares Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
        0.150%          Up to and including $200 million
        0.135%          Over $200 million, up to and including $700 million
        0.100%          Over $700 million, up to and including $1.2 billion
        0.075%          In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund reimburses Distributors up to 0.35%, 1.00%, 1.00% and 0.50% per year of the average daily net assets of Class A, Class B, Class C, and Class R, respectively, for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan. Under the Class A distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Net sales charges received ................................   $1,899,867
Contingent deferred sales charges retained ................   $  533,293

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $5,728,000, of which $3,925,198 was retained by Investor Services.


4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2005, the custodian fees were reduced as noted in the Statement of Operations.


5. INCOME TAXES

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, bond discounts and premiums and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums on the sale of securities and foreign currencies.





42 |  Semiannual Report

Mutual Shares Fund

5. INCOME TAXES (CONTINUED)

At June 30, 2005, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ..................................   $10,444,544,702
                                                         ----------------

Unrealized appreciation ..............................   $ 3,352,641,701
Unrealized depreciation ..............................      (291,528,381)
                                                         ----------------
Net unrealized appreciation (depreciation) ...........   $ 3,061,113,320
                                                         ----------------

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities and securities sold short) for the period ended June 30, 2005 aggregated $2,362,865,249 and $914,744,553, respectively.

Transactions in options written during the period ended June 30, 2005 were as follows:

                                        ---------------------------------
                                          NUMBER OF          PREMIUMS
                                          CONTRACTS          RECEIVED
                                        ---------------------------------
Options outstanding at
 December 31, 2004 ...................        2,826          $  392,341
Options written ......................      273,078           1,308,441
Options expired ......................     (266,925)           (564,395)
Options exercised ....................         (907)           (166,153)
Options closed .......................       (8,072)           (970,234)
                                        ---------------------------------
Options outstanding at
 June 30, 2005 .......................           --          $       --
                                        ---------------------------------


7. SYNTHETIC EQUITY SWAPS

As of June 30, 2005, the Fund had the following synthetic equity swaps outstanding:

------------------------------------------------------------------------------------------------------
                                                           NUMBER OF     NOTIONAL        UNREALIZED
  CONTRACTS TO BUY                                         CONTRACTS      VALUE          GAIN (LOSS)
------------------------------------------------------------------------------------------------------
  Allied Domecq PLC (6.36 - 6.93 GBP) ...............    3,501,079     $ 42,335,829       $   (41,043)
  Christian Dior SA (47.22 - 54.99 EUR) .............      164,222       12,737,165         3,044,501
  London Stock Exchange PLC
   (5.31 - 5.56 GBP) ................................      345,728        3,047,208          (363,823)
                                                                                          ------------
  Total contracts to buy ..............................................................   $ 2,639,635
                                                                                          ------------

------------------------------------------------------------------------------------------------------
                                                           NUMBER OF     NOTIONAL        UNREALIZED
  CONTRACTS TO SELL                                        CONTRACTS       VALUE         GAIN (LOSS)
------------------------------------------------------------------------------------------------------
  LVMH Moet Hennessy Louis Vuitton
   (54.61 - 61.76 EUR) ..............................      163,903      $12,672,759       $(1,117,077)
                                                                                          ------------
  Total contracts to sell .............................................................    (1,117,077)
                                                                                          ------------
  Net unrealized gain (loss) ..........................................................   $ 1,522,558
                                                                                          ------------





                                                          Semiannual Report | 43

Mutual Shares Fund

8. FORWARD EXCHANGE CONTRACTS

At June 30, 2005, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

---------------------------------------------------------------------------------------------------------------------------
                                                              IN              SETTLEMENT                    UNREALIZED
  CONTRACTS TO SELL                                      EXCHANGE FOR            DATE                       GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------
      54,000,000   Euro .......................  U.S. $    68,191,200           7/25/05             U.S.    $2,794,785
      39,891,533   South African Rand .........             6,561,107           7/26/05                        588,448
     213,251,078   British Pounds .............           395,360,312           8/11/05                     13,917,261
      58,725,000   Euro .......................            75,013,457           8/23/05                      3,810,753
      55,464,103   Euro .......................            71,951,705           9/13/05                      4,643,759
  10,014,822,500   Korean Won .................             9,850,000           9/20/05                        168,490
      98,658,361   British Pounds .............           187,425,135           9/21/05                     11,140,466
   4,607,110,549   Japanese Yen ...............            44,419,899           9/28/05                      2,487,405
      54,643,989   Canadian Dollars ...........            45,258,416          10/21/05                        520,117
      36,582,752   Euro .......................            48,112,172          10/25/05                      3,629,308
     393,535,306   Norwegian Krone ............            61,275,000          12/06/05                        787,627
     188,100,000   British Pounds .............           340,587,366          12/08/05                      4,888,602
     150,708,757   Swedish Krona ..............            19,812,394          12/15/05                        368,753
      12,799,500   Canadian Dollars ...........            10,500,000           1/23/06                        129,981
     320,116,142   Danish Krone ...............            58,067,860           3/17/06                      5,450,258
     114,901,627   Euro .......................           145,499,431           4/25/06                      4,519,590
     144,242,451   Euro .......................           179,866,630           5/23/06                      2,511,577
                                                       --------------                                      ------------
                                                 U.S.  $1,767,752,084                                       62,357,180
                                                       --------------                                      ------------
                Unrealized gain on forward exchange contracts ..................................    U.S.   $62,357,180
                                                                                                           ------------

---------------------------------------------------------------------------------------------------------------------------
                                                              IN              SETTLEMENT                    UNREALIZED
  CONTRACTS TO BUY                                       EXCHANGE FOR            DATE                       GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------
       4,800,000   South African Rand .........  U.S.  $      781,549           7/26/05             U.S.   $   (62,881)
      63,000,000   British Pounds .............           112,625,772           9/21/05                     (1,522,760)
   1,489,480,715   Japanese Yen ...............            13,944,997           9/28/05                       (388,205)
      90,300,000   British Pounds .............           162,354,276          12/08/05                     (1,197,453)
                                                       --------------                                      ------------
                                                 U.S.  $  289,706,594                               U.S    $(3,171,299)
                                                       --------------                                      ------------
---------------------------------------------------------------------------------------------------------------------------
                                                              IN              SETTLEMENT                    UNREALIZED
  CONTRACTS TO SELL                                      EXCHANGE FOR            DATE                       GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------
     620,850,000   Korean Won .................  U.S.  $      600,000           9/20/05             U.S.   $      (186)
     150,595,116   Canadian Dollars ...........           122,364,084          10/21/05                       (931,623)
     134,665,790   Norwegian Krone ............            20,650,135          12/06/05                        (91,121)
       6,817,454   Swedish Krona ..............               878,776          12/15/05                         (2,280)
     258,157,128   Canadian Dollars ...........           210,163,230           1/23/06                     (1,788,087)
       6,880,771   Euro .......................             8,412,293           4/25/06                        (35,020)
      47,804,524   Euro .......................            58,693,685           5/23/06                        (84,947)
                                                       --------------                                      ------------
                                                 U.S.  $  421,762,203                                       (2,933,264)
                                                       --------------                                      ------------
                Unrealized loss on forward exchange contracts ...................................           (6,104,563)
                                                                                                           ------------
                   Net unrealized gain on forward exchange contracts ............................   U.S.   $56,252,617
                                                                                                           ------------





44 |  Semiannual Report

Mutual Shares Fund

9. DEFAULTED SECURITIES

The Fund may purchase the pre-defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities if it becomes probable that the income will not be collected. The risks of purchasing these securities are that the issuer is unable to meet its obligation and any subsequent bankruptcy proceeding may result in unfavorable consequences to the Fund. At June 30, 2005, the value of these securities was $218,891,717, representing 1.61% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

10. RESTRICTED AND ILLIQUID SECURITIES

At June 30, 2005, investments in securities included issues that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration under the Securities Act of 1933. The Fund has registration rights for all restricted securities held at period end. The issuer generally incurs all registration costs.

A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At June 30, 2005, the Fund held investments in restricted and illiquid securities, valued in accordance with procedures approved by the Fund's Board of Directors as reflecting fair value, as follows:

---------------------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT,                                                         ACQUISITION
SHARES AND WARRANTS  ISSUER                                                   DATE             COST             VALUE
---------------------------------------------------------------------------------------------------------------------------
     763,805         AboveNet Inc. ....................................     10/02/01        $ 38,348,164     $ 18,303,365
      25,659         AboveNet Inc., wts., 9/08/08 .....................     10/02/01           3,196,155          102,636
      30,186         AboveNet Inc., wts., 9/08/10 .....................     10/02/01           3,430,956           24,149
  21,748,280         Cerberus NCB Acquistion LP Ltd., wts.,
                      8/29/13 .........................................     10/21/03          10,874,140       30,991,299
   1,879,100         DecisionOne Corp. ................................      3/12/99           1,313,384        1,339,798
   2,266,406         DecisionOne Corp., 144A, 12.00%,
                      4/15/10 .........................................      3/12/99           9,998,728        2,266,406
      25,721         Elephant Capital Holdings Ltd. ...................      8/29/03          25,728,875       48,869,376
      60,419         Esmark Inc., Series A, 10.00%, cvt. pfd. .........     11/08/04          60,419,000       60,419,000
   4,423,071         Florida East Coast Industries Inc. ...............     10/03/75         108,943,491      181,943,026
           3         Lancer Industries Inc., B ........................      8/11/89                  --        2,440,923
     202,380         Olympus Re Holdings Ltd. .........................     12/19/01          20,238,000       37,923,988
   5,431,500         Pig Iron LLC .....................................      4/13/05              20,011           23,736
      28,412         Security Capital European Realty .................      4/08/98           1,556,398          179,223
  90,451,691         Seton House Finance Ltd., zero cpn.,
                      2/07/12 .........................................     12/01/03          32,948,497       33,151,210
                                                                                                             -------------
                         TOTAL RESTRICTED SECURITIES (3.07% of Net Assets) ..............................    $417,978,135
                                                                                                             -------------








                                                          Semiannual Report | 45

Mutual Shares Fund

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund at June 30, 2005 were as shown below.

------------------------------------------------------------------------------------------------------------------------------------
                            NUMBER OF SHARES/                         NUMBER OF SHARES/
                           CONTRACTS/WARRANTS/                       CONTRACTS/WARRANTS/
                            PRINCIPAL AMOUNT                          PRINCIPAL AMOUNT      VALUE AT                      REALIZED
                            HELD AT BEGINNING     GROSS      GROSS       HELD AT END         END OF     INVESTMENT         CAPITAL
  NAME OF ISSUER                OF PERIOD       ADDITIONS REDUCTIONS      OF PERIOD          PERIOD       INCOME         GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
  CONTROLLED AFFILIATES A
  Nippon Investment LLC ....   18,938,000           --   18,938,000               --     $         --b   $       --   $(3,491,624)
                                                                                         -------------------------------------------

  NON-CONTROLLED AFFILIATES
  AboveNet Inc. ............      763,805           --           --          763,805       18,303,365            --            --
  AboveNet Inc., Contingent
   Distribution ............  106,869,000           --           --      106,869,000               --            --            --
  AboveNet Inc., wts., 9/08/08     25,659           --           --           25,659          102,636            --            --
  AboveNet Inc., wts., 9/08/10     30,186           --           --           30,186           24,149            --            --
  Alexander's Inc. .........      326,675           --           --          326,675       81,260,406            --            --
  Anchor Resources LLC .....      123,013           --           --          123,013               --            --            --
  Anchor Resources LLC,
   12.00%, 12/17/06 ........       57,552           --            1           57,551           57,551         1,151            --
  Centennial Bank Holdings Inc. 3,845,467           --           --        3,845,467       41,531,043            --            --
  City Investing Co.
   Liquidating Trust .......    4,373,476           --           --        4,373,476        8,397,074            --            --
  DecisionOne Corp. ........      457,492    1,421,608           --        1,879,100        1,339,798            --            --
  Decision One Corp.,
   Term Loan ...............   13,775,874           --   13,775,874               --               --b           --            --
  DecisionOne Corp., 144A,
   12.00%, 4/15/10 .........           --    2,266,406           --        2,266,406        2,266,406       361,889            --
  Elephant Capital Holdings Ltd.   25,721           --           --           25,721       48,869,376            --            --
  Esmark Inc., Series A,
   10.00% cvt. pfd. ........       40,396       20,023           --           60,419       60,419,000     3,072,425            --
  Federal Signal Corp. .....    2,899,000      461,800           --        3,360,800       52,428,480       385,104            --
  FHC Delaware Inc. ........      784,457           --           --          784,457        2,726,694            --            --
  Florida East Coast
   Industries Inc. .........    4,423,071           --           --        4,423,071      181,943,026       486,538            --
  International Steel Group     6,143,191           --    6,143,191               --               --b           --    32,258,167
  Kindred Healthcare Inc. ..    2,380,966           --           --        2,380,966       89,594,560            --            --
  Kindred Healthcare Inc., Jan.
   9.07 Calls, 1/01/13 .....          578          568           --            1,146           32,724            --            --
  Kindred Healthcare Inc., Jan.
   25.99 Calls, 1/01/14 ....           --          568           --              568            6,611            --            --
  Kindred Healthcare Inc., Jan.
   26.00 Calls, 1/01/12 ....        1,156          568           --            1,724           20,049            --            --
  Kindred Healthcare Inc., Jul.
   23.75 Calls, 7/17/11 ....        5,748           --           --            5,748           79,779            --            --
  Kindred Healthcare Inc., wts
   Series A, 4/20/06 .......      211,977           --           --          211,977        9,996,411            --            --
  Kindred Healthcare Inc., wts
   Series B, 4/20/06 .......      529,943           --           --          529,943       23,561,266            --            --
  Lancer Industries Inc., B             3           --           --                3        2,440,923            --            --
  MBOP Liquidating Trust ...      574,712           --           --          574,712               74            --            --
  Opti Canada ..............    9,695,676           --      214,400        9,481,276      207,023,209            --     1,545,626
  Pig Iron LLC .............           --    5,431,500           --        5,431,500           23,736                          --
  TVMAX Holdings Inc. ......      257,217           --           --          257,217          257,217            --            --
  TVMAX Holdings Inc., PIK,
   11.50%, 9/30/05 .........      264,487      120,422           --          384,909          384,909        19,143            --




46 |  Semiannual Report

Mutual Shares Fund

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                            NUMBER OF SHARES/                         NUMBER OF SHARES/
                           CONTRACTS/WARRANTS/                       CONTRACTS/WARRANTS/
                            PRINCIPAL AMOUNT                          PRINCIPAL AMOUNT      VALUE AT                   REALIZED
                            HELD AT BEGINNING     GROSS      GROSS       HELD AT END         END OF     INVESTMENT      CAPITAL
  NAME OF ISSUER                OF PERIOD       ADDITIONS REDUCTIONS      OF PERIOD          PERIOD       INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
  NON-CONTROLLED AFFILIATES (CONTINUED)
  TVMAX Holdings Inc., PIK,
   14.00%, 9/30/05 .........    1,045,014        76,174        --          1,121,188   $    1,121,188   $    75,342  $        --
  White Mountains Insurance
   Group Inc. ..............      740,448            --        --            740,448      467,148,643     2,961,792           --
                                                                                       ------------------------------------------
  TOTAL NON-CONTROLLED AFFILIATES ..................................................   $1,301,360,303   $ 7,363,384  $33,803,793
                                                                                       -------------------------------------------
  TOTAL AFFILIATED SECURITIES (9.57% of Net Assets) ................................   $1,301,360,303   $ 7,363,384  $30,312,169
                                                                                       -------------------------------------------

a Issuer in which the Fund owns 25% or more of the outstanding voting securities.
b As of June 30, 2005, no longer an affiliate.



12. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion.

At June 30, 2005, unfunded commitments were as follows:

-------------------------------------------------------------------------
                                                               UNFUNDED
  BORROWER                                                    COMMITMENT
-------------------------------------------------------------------------
  Entegra/Union Power, LOC Facility, FRN, 6/01/12 ........... $4,044,371
  Entegra/Union Power, Working Capital Facility, FRN, 6/01/12    606,656
  Mirant Corp., 4 Year Revolver, 7/17/05 ....................  2,076,292
  Mirant Corp., Tranche C Revolver, 4/01/04 .................     10,598
  Owens Corning, Revolver, 6/26/02 ..........................  2,481,015
  TVMAX Holdings Inc., PIK, 14.00%, 9/30/05 .................         57
                                                              -----------
                                                              $9,218,989
                                                              -----------


Unfunded loan commitments are marked to market daily and any unrealized gain or loss is included in the Statement of Assets and Liabilities and Statement of Operations.

13. OTHER CONSIDERATIONS


Directors or employees of Franklin Mutual, as the Fund's Investment Manager, may serve as members on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. At June 30, 2005, such individuals serve in one or more of these capacities for Kindred Healthcare, AboveNet Inc. and Esmark Inc. As a result of this involvement, such individuals may be in possession of certain material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.





                                                          Semiannual Report | 47

Mutual Shares Fund

14. REGULATORY MATTERS

INVESTIGATIONS AND SETTLEMENTS
As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, provided documents and information in response to subpoenas and/or requests for documents, information and/or testimony. Beginning in August 2004, the Company entered into settlements with certain of the regulators and a governmental entity investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

Two of the settlement agreements, those with the SEC and the CAGO concerning marketing support payments, provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the SEC settlement. When approved, disbursements of settlement monies under the SEC's settlement will be made promptly in accordance with the terms and conditions of that order.

OTHER LEGAL PROCEEDINGS
On April 12, 2005, the Attorney General of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia against a number of companies engaged in the mutual fund industry, including Franklin Resources, Inc. and its subsidiary, Franklin Advisers, Inc., and certain other parties alleging violations of the West Virginia Consumer Credit and Protection Act and seeking, among other things, civil penalties and attorneys' fees and costs. Defendants have since removed the matter to the United States District Court for the Northern District of West Virginia. To the extent applicable to the Company, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing (the "Administrative Complaint") and the SEC's findings regarding market timing in its August 2, 2004 Order (the "SEC Order"), both of which matters were previously reported.







48 |  Semiannual Report

Mutual Shares Fund

14. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)
The Company, in addition to certain Franklin, Templeton, and Mutual Series mutual funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Administrative Complaint and the SEC's findings regarding market timing in the SEC Order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

The Company, in addition to certain Franklin, Templeton, and Mutual Series mutual funds, and certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of the named funds.

The Company and fund management strongly believe that the claims made in each of the lawsuits described above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.





                                                          Semiannual Report | 49

Mutual Shares Fund

SHAREHOLDER INFORMATION



BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT

The Board of Directors ("Board"), including a majority of the non-interested or independent directors, in 2005, approved renewal of the Fund's management agreement, as well as the Fund's administrative services agreement. Prior to a meeting of all the directors for the purpose of considering such renewals, the independent directors held three meetings dedicated to the renewal process. Throughout the process, the independent directors received assistance and advice from and met separately with independent counsel. In approving the renewal of the management agreement and the administrative services agreement for the Fund, the Board, including a majority of independent directors, determined that the existing management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the management agreement (including the administrative services agreement), the directors took into account information furnished throughout the year at regular Board meetings, as well as information specifically furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund's investment performance, expenses, portfolio composition, portfolio brokerage execution, soft dollars, Rule 12b-1 plans, shareholder servicing, compliance, pricing of securities and sales and redemptions, along with related financial statements and information about the scope and quality of services provided by the manager and its affiliates. In addition, the directors received periodic reports throughout the year and during the renewal process relating to compliance with the Fund's investment policies and restrictions. During the renewal process, the directors considered the manager's methods of operation within the Franklin Templeton group and its activities on behalf of other clients. The information furnished to the directors during the renewal process also included a special report prepared by Lipper, Inc., an independent third-party analyst ("Lipper"), comparing the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper ("Lipper Section 15(c) Report"). The directors reviewed the Lipper Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative costs, fees and total expense ratios. They concluded that the report continues to be a reliable resource in the performance of their duties. In addition, the directors received and reviewed a report on the manager's (and its parent's) profitability. Over the past year, the Board continued to monitor and evaluate management's handling of recent regulatory and legal actions pending against the manager and its affiliates. The independent Chairman of the Board and independent counsel reported to the independent directors that they had met with management to review and assess the subject matter of each such proceeding and the controls and procedures that have been implemented, and actions taken, in response to such proceedings. The independent directors were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.

In addition to the above and other matters considered by the directors throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board's decision.





50 |  Semiannual Report

Mutual Shares Fund

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

NATURE, EXTENT AND QUALITY OF SERVICES. The directors reviewed the nature, extent and quality of the services to be provided by the manager. In this regard, they reviewed the Fund's investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. They reviewed the portfolio management team for the Fund, including its performance, staffing, compensation scheme and skills. They discussed with management various other products, portfolios and entities that are advised by the manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for any differences with respect thereto and any potential conflicts. They also reviewed the nature, extent and quality of the Fund's other service agreements in order to determine that Fund shareholders were well-served. During regular Board meetings and the aforementioned meetings to review the advisory agreement, the directors received reports and presentations on the manager's best execution trading policies. The directors considered periodic reports provided to them showing that the manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the advisory personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The directors considered compliance procedures established in accordance with recently adopted SEC requirements. They also took into account factors affecting shareholder satisfaction.

As part of the approval process, the directors had extensive conversations among themselves and with management regarding recent changes in portfolio management leadership and personnel, including the return of senior persons with prior leadership experience with the Fund and the manager. Based on their review, the directors were satisfied with the nature and quality of the overall services provided by the manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The directors reviewed and placed significant emphasis on the current investment performance of the Fund and that of the most recent three- and five-year periods. They considered the successful performance of the Fund over the past several years relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, cash levels, the factoring of expense levels and distribution costs in analyzing performance, style drift and restrictions on permitted investments.

In addition to meetings during the year with the Fund's portfolio managers to discuss performance, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund's Class A shares in comparison to other funds determined comparable by Lipper. The directors also compared Fund performance to other industry benchmarks as part of their evaluation of investment performance.





                                                          Semiannual Report | 51

Mutual Shares Fund

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

The comparable funds, as chosen by Lipper, to Mutual Shares Fund included retail and institutional multi-cap value funds. The Fund had a total return for the one-year period ended January 31, 2005, in the middle performing quintile and had annualized total returns for the three- and five-year periods in the second best performing quintile. As noted above, the directors also considered the Fund's performance in the context of other benchmarks.

The directors concluded that the Fund continued to experience excellent performance in comparison to its various benchmarks and in the context of the Fund's objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The directors considered the cost of the services to be provided and the profits to be realized by the manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they discussed with management the trends in expense ratios over the past two years and the reasons for any increases. Consideration was given to a comparative analysis in the Lipper Section 15(c) Report of the management fee and total expense ratios of the Fund.

The Lipper Section 15(c) Report rankings of the Fund were considered by the directors to demonstrate that the Fund's management fee and expenses ranked well among its peers. The comparable funds to the Fund for expense purposes, as chosen by Lipper, consisted of a subset of the multi-cap value funds used for the performance comparison. The Fund's management fee was in the middle expense quintile of the group and its total expenses (including 12b-1 and non-12b-1 service fees) were in the lowest expense quintile (i.e., having the lowest expenses).

In coming to a determination on the appropriateness of the expenses for the Fund, the directors considered the Fund's strong performance and factors relating to its operation, including, but not limited to, the quality and experience of the Fund's portfolio managers and research staff and the nature of the disciplined value investment approach followed for the Fund. The directors concluded that the expense levels for the Fund were appropriate.

The directors also reviewed a Fund profitability analysis provided by management addressing profitability to Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the affiliated adviser to the Fund. The directors noted that this analysis is reviewed every other year by independent accountants based on agreed upon procedures. The directors reviewed the basis on which such reports are prepared and the reasonableness of the cost allocation methodology utilized in the profitability analysis. The independent directors reviewed the manager's method of assignment and allocation of actual expenses to the Fund, allocations for other accounts managed by the manager and the method of allocations in the Fund profitability study.





52 |  Semiannual Report

Mutual Shares Fund

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

The independent directors met with management to discuss the Fund profitability study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing losses; economies of scale; and the relative contribution of the Fund to the profitability of the manager and its parent. The directors also considered an additional Lipper study analyzing the profitability of the parent of the manager as compared to other publicly held managers, which also aided the directors in considering profitability outside the context of distribution. The directors also considered the extent to which the manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of "soft" commission dollars to pay for research and other similar services. Based upon their consideration of all these factors, the directors determined that the level of profits realized by the manager under the management agreement with the Fund was not excessive in view of the nature, quality and extent of services provided.

The directors also reviewed the administrative services agreement and its fee structure and considered whether any changes were required. The directors, including the independent directors voting separately, concluded that the administrative services fee is satisfactory.

ECONOMIES OF SCALE. The Board also considered economies of scale in the context of whether they are realized by the manager and its affiliates as the Fund grows larger and the extent to which this is reflected in the level of the management fee charged. The directors noted that benefits of economies of scale are shared with Fund shareholders due to the decline in the effective management fee rate as recently introduced breakpoints are achieved by the Fund. The directors assessed the savings from the breakpoints that were instituted as part of the Fund's management fee in 2004. The directors noted that, as a result of the new breakpoints, the Fund had already begun to experience savings in its management fee. The directors believed that the breakpoints approved in 2004 were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The directors also considered the effects a continued increase in assets under management would have on the management fee of the Fund. To the extent economies of scale may be realized by the manager and its affiliates, the Board believed the advisory and administrative fees provide a sharing of benefits with the Fund and its shareholders.





                                                          Semiannual Report | 53

Mutual Shares Fund

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.





54 |  Semiannual Report

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

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
Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 8



1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6. Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.




06/05                                          Not part of the semiannual Report

  [LOGO OMITTED]
FRANKLIN TEMPLETON      One Franklin Parkway
    INVESTMENTS         San Mateo, CA 94403-1906



WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.


SEMIANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL SHARES FUND


INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B, C & R)
1-800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.



474 S2005 08/05







MUTUAL BEACON FUND



                                                                   JUNE 30, 2005
--------------------------------------------------------------------------------


[PHOTO OMITTED]


--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                SEMIANNUAL REPORT AND SHAREHOLDER LETTER | VALUE
--------------------------------------------------------------------------------
                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?
                                                       Eligible shareholders can
                      MUTUAL BEACON FUND               sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------





                                 [LOGO OMITTED]
                               FRANKLIN TEMPLETON
                                   INVESTMENTS
                      Franklin o Templeton o MUTUAL SERIES

Thank You For Your
Continued Participation

At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.


Mutual Series is part of Franklin Templeton Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what we believe are undervalued stocks, as well as arbitrage situations and distressed securities. Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing. Templeton pioneered international investing and, with offices in over 25 countries, offers investors a truly global perspective.


TRUE DIVERSIFICATION

Because these management groups work independently and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why the funds can be used to build truly diversified allocation plans covering every major asset class.


RELIABILITY YOU CAN TRUST

Franklin Templeton Investments seeks to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped the firm become one of the most trusted names in financial services.





--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

[PHOTO OMITTED]


Not part of the semiannual report

Contents

SHAREHOLDER LETTER...........................        1


SEMIANNUAL REPORT

Mutual Beacon Fund...........................        4

Performance Summary..........................       10

Your Fund's Expenses.........................       12

Financial Highlights and
Statement of Investments.....................       14

Financial Statements.........................       28

Notes to Financial
Statements...................................       32

Shareholder Information......................       48


--------------------------------------------------------------------------------

Semiannual Report

Mutual Beacon Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual Beacon Fund seeks capital appreciation, with income as a secondary goal, by investing mainly in equity securities of companies of any nation the Fund's managers believe are at prices below their intrinsic value.


--------------------------------------------------------------------------------
  PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------


We are pleased to bring you Mutual Beacon Fund's semiannual report covering the period ended June 30, 2005.


PERFORMANCE OVERVIEW

Mutual Beacon Fund - Class Z posted a 2.92% cumulative total return for the six months ended June 30, 2005. The Fund outperformed its benchmark, the Standard & Poor's 500 Composite Index (S&P 500), which had a -0.81% total return over the same period.1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 10.


ECONOMIC AND MARKET OVERVIEW

During the six months ended June 30, 2005, a maturing domestic economic expansion was driven by staying power across most industries, sectors and regions. Gross domestic product (GDP) rose an annualized 3.8% in first quarter 2005 and an estimated 3.4% annualized in the second quarter, benefiting primarily from personal consumption and greater business investment.2 Demand for imported goods and materials fueled a widening trade gap. The U.S. dollar rallied in the first half of 2005 driven largely by rising short-term domestic interest rates and strong U.S. economic growth relative to its major trading partners.

With controlling inflation at the forefront of its agenda, the Federal Reserve Board raised the federal funds target rate from 2.25% to 3.25% and said it




1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Source: Bureau of Economic Analysis.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 18.


4 |  Semiannual Report
will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability. Oil prices hit record highs, yet inflation remained relatively contained for the 12 months ended June 30, 2005, as measured by the 2.0% rise for the core Consumer Price Index, which excludes volatile food and energy costs.3 Pricing pressures were somewhat eased by continued competition, globalization and offshoring, and most companies held back in passing along higher commodity and energy costs to consumers. Although short-term interest rates rose, long-term interest rates actually declined, reinvigorating housing and commercial real estate activity, which added to economic growth.

Most U.S. stock market indexes were in negative territory during the reporting period. Despite economic strength and improving corporate fundamentals, investors faced a stock market influenced partly by inflation worries, energy prices, the fluctuating dollar and short-term interest rate hikes. The blue chip stocks of the Dow Jones Industrial Average had a six-month total return of -3.65%, while total returns of the broader S&P 500 and the technology-heavy NASDAQ Composite Index were -0.81% and -3.52%. 4

Aside from western Europe, most foreign economies experienced healthy growth during the six-month period. China's industrial production grew almost 17% in May, and Japan's economic outlook seemed brighter after real GDP grew 4.9% annualized in the first quarter of 2005. 5

Oil prices remained a major concern for the global economy, as the commodity reached a high of more than $60 per barrel in June.6 Rising energy costs impacted companies around the world, but the effect appeared to be more dramatic in continental Europe, where consumer and business sentiment were weak. This region continued to face political and economic integration issues. In June, the European Central Bank lowered its growth expectations for the 12-nation euro zone. Aggravating the situation, France and the Netherlands rejected in principle the adoption of a common European constitution, which raised some uncertainty about the European Union's political future.




GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 6/30/05

[BAR CHART OMITTED]

U.S.                         60.7%
U.K.                         10.0%
Canada                        4.0%
France                        2.8%
Spain                         2.7%
Ireland                       2.3%
Denmark                       2.2%
Netherlands                   1.8%
Japan                         1.7%
Norway                        1.5%
South Africa                  1.5%
Switzerland                   1.4%
South Korea                   1.0%
Other Countries               1.5%
Other Net Assets              4.9%



3. Source: Bureau of Labor Statistics.

4. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P
500. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

5. Sources: National Bureau of Statistics, China; Economic and Social Research Institute (Japan).

6. Source: Bloomberg Energy/Commodity Service.




                                                           Semiannual Report | 5

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 6/30/05

------------------------------------------------------
                                           % OF TOTAL
                                           NET ASSETS
------------------------------------------------------
  Insurance                                     13.0%
------------------------------------------------------
  Tobacco                                        9.5%
------------------------------------------------------
  Media                                          7.4%
------------------------------------------------------
  Metals & Mining                                6.4%
------------------------------------------------------
  Beverages                                      4.8%
------------------------------------------------------
  Oil, Gas & Consumable Fuels                    4.3%
------------------------------------------------------
  Food Products                                  4.1%
------------------------------------------------------
  Diversified Telecommunication Services         3.4%
------------------------------------------------------
  Real Estate                                    3.2%
------------------------------------------------------
  Commercial Banks                               3.2%
------------------------------------------------------


Due to the dollar's recent appreciation versus most foreign currencies, foreign-generated returns were reduced significantly after their conversion into U.S. dollars. For example, the Morgan Stanley Capital International (MSCI) World Index's total return was 3.66% in local currencies, but was -0.40% in U.S. dollars. 7


INVESTMENT STRATEGY

We follow a distinctive, three-pronged investment approach, which combines investments in what we believe are substantially undervalued common stocks with distressed debt investing and risk arbitrage. Our style aims to provide our shareholders with superior risk-adjusted results over time. We employ rigorous, fundamental analysis to find compelling situations. In our opinion, successful investing is as much about assessing risk and containing losses as it is about achieving profits. In choosing investments, we look at the market price of an individual company's securities relative to our evaluation of its intrinsic value based on factors including book value, cash flow generation, long-term earnings potential and earnings multiples. We may invest in bankrupt or distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes. In addition, we will generally seek to hedge the Fund's currency exposure when we deem it advantageous, to focus our efforts on analyzing business fundamentals and assessing the value of company assets and liabilities.


MANAGER'S DISCUSSION

The Fund's outperformance relative to U.S. equities as measured by the S&P 500 during the first half of the year was driven primarily by investments in companies located outside the U.S. Specifically, seven of the top ten performers during the period were non-U.S. companies, with most located in western Europe. Notably, only one of the Fund's top ten performers was in the energy sector, which outperformed broader indexes during the period as oil and gas prices remained high.

London-based British American Tobacco (BAT) was the largest contributor to Fund performance during the first half of 2005 despite deteriorating economic conditions in the euro zone, an important market for BAT. Amid the difficult European consumer environment, BAT continued to report earnings that exceeded market expectations, driven by market share gains in the company's



7. Source: Standard & Poor's Micropal. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.


6 |  Semiannual Report
four key brands. Earnings growth during the period was also fueled by a cost savings program, which was announced at the end of 2003 after the acquisition of ETI, the former state-owned Italian monopoly. Management has used the company's solid balance sheet and substantial free cash flow to buy back 3%-5% of outstanding shares per annum and pay a dividend yielding approximately 4%, which further contributed to positive stock performance. Management believed the company could grow its earnings per share at a high single-digit growth rate, and despite 16% share price appreciation for the period, BAT remained one of the cheapest European consumer stocks.

Another top performer during the reporting period was Telewest Global, one of the U.K.'s two incumbent cable companies. Telewest serves about 40% of the country, while NTL covers a substantial portion of the balance. NTL is also a material holding in the Mutual Series Funds. Both companies had debt loads that were unsupportable by existing operations and restructured their balance sheets by converting senior unsecured debt into equity. We began establishing the Fund's position in Telewest in August 2002, by purchasing the debt at a significant discount to face value and participating in the reorganization. Telewest emerged from bankruptcy in the summer of 2004, and as is often typical with securities that are distributed through restructurings, the shares were not closely followed by traditional equity analysts and investors. As a result, the stock initially traded at what we considered very attractive valuations. As investors turned their focus toward Telewest's content business and applied to it the significant premium that the market assigns to similar businesses, the attractiveness of the overall operation and the discount implied by the stock price became more apparent. In addition, increasing speculation of an NTL-Telewest merger fueled stock performance, and the stock delivered over 29% total return during the first half of the year. We believe a combined company would enjoy material synergies and be a formidable competitor in the marketplace. Therefore, consistent with our strategy, we remain enthusiastic about the stock.

Orkla was another key contributor to the Fund's positive performance. The Oslo-based company began operations 350 years ago as a mining company. Through a series of acquisitions and restructurings, Orkla transformed itself into one of Norway's largest conglomerates with operations in consumer goods, media, chemicals and metals. During the first half of 2005, the company reported higher-than-forecasted earnings, as management's expense reduction program generated cost savings. Orkla also confirmed the turnaround of its problematic Danish newspaper asset and successfully navigated the difficult Scandinavian consumer environment. Orkla made a number of acquisitions in categories like snacks and confections in the Nordic and


TOP 10 HOLDINGS
6/30/05
-----------------------------------------------------------
  COMPANY                                       % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY                      NET ASSETS
-----------------------------------------------------------
  White Mountains Insurance Group Inc.                4.3%
   INSURANCE, U.S.
-----------------------------------------------------------
  Berkshire Hathaway Inc., A & B                      3.2%
   CONGLOMERATE (MAJORITY IN
   INSURANCE), U.S.
-----------------------------------------------------------
  Weyerhaeuser Co.                                    3.0%
   PAPER & FOREST PRODUCTS, U.S.
-----------------------------------------------------------
  Altadis SA                                          2.7%
   TOBACCO, SPAIN
-----------------------------------------------------------
  British American Tobacco PLC,
  ord. & ADR                                          1.8%
   TOBACCO, U.K.
-----------------------------------------------------------
  Washington Post Co., B                              1.7%
   MEDIA, U.S.
-----------------------------------------------------------
  Carlsberg AS, A & B                                 1.7%
   BEVERAGES, DENMARK
-----------------------------------------------------------
  Brascan Corp., A                                    1.6%
   DIVERSIFIED FINANCIAL SERVICES,
   CANADA
-----------------------------------------------------------
  Telewest Global Inc.                                1.5%
   DIVERSIFIED TELECOMMUNICATION
   SERVICES, U.K.
-----------------------------------------------------------
  Orkla ASA                                           1.5%
   FOOD PRODUCTS, NORWAY
-----------------------------------------------------------


                                                           Semiannual Report | 7

Russian markets, delivering on the company's promise to focus on its core assets. In addition to the consumer goods acquisitions, management acquired 100% ownership of aluminum producer Elkem, in which Orkla already held a significant minority position. This acquisition resolved longstanding uncertainty from the deadlock between Orkla and Alcoa battling for control of Elkem since 1998. During this reporting period, management announced an additional cost reduction program expected to benefit future profit growth. Despite the stock's appreciation of more than 16% in the first six months of 2005, we believe Orkla continued to trade at a significant discount to its intrinsic value.

Unfortunately, not every security in the Fund's portfolio appreciated during the six months under review. Three positions that detracted from performance included Washington Post, a newspaper and publishing company; Newmont Mining, a global mining company; and Weyerhaeuser, a forest products company. Shares of Washington Post underperformed after the company reported disappointing earnings due to poor advertising results at Newsweek. Advertising was also weak at the company's television group, which faced difficult comparisons with political ad spending in 2004. Newmont Mining posted disappointing first quarter results and signaled expectations of lackluster second quarter numbers, leading to a share price decline since March 2005. Weyerhaeuser stock suffered during the period due to soft paper markets and a competitor's pre-announcement of weaker-than-expected earnings at the end of the second quarter. Also, entering 2005 we were less than fully hedged in foreign currencies, which negatively impacted the Fund's performance during the reporting period.






8 |  Semiannual Report

Thank you for your continued participation in Mutual Beacon Fund. We look forward to serving your future investment needs.



[PHOTO OF MICHAEL J. EMBLER]

/S/Michael J. Embler
Michael J. Embler
Portfolio Manager



[PHOTO OF CHARLES M. LAHR]

/S/Charles M. Lahr
Charles M. Lahr, CFA
Assistant Portfolio Manager

Mutual Beacon Fund




THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.



--------------------------------------------------------------------------------
MICHAEL EMBLER has been a member of the management team of the Mutual Series Funds since 2001, with primary responsibility for special situation investments. In addition to his portfolio management responsibilities for another fund, Mr. Embler assumed the duties of portfolio manager of Mutual Beacon Fund in May 2005. Before joining Franklin Templeton Investments in 2001, he was a Managing Director and portfolio manager at Nomura Holding America, Inc.

CHARLES LAHR is an assistant portfolio manager of Mutual Beacon, Mutual European and Mutual Financial Services Funds. He is also an analyst for Franklin Mutual Advisers specializing in foreign equities and focusing on non-U.S. financial services companies. Prior to joining Mutual Series in 2003, Mr. Lahr was an international equities research analyst for the State of Wisconsin Investment Board. He has 11 years of experience in the financial services industry.
--------------------------------------------------------------------------------



                                                           Semiannual Report | 9

Performance Summary as of 6/30/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.


PRICE AND DISTRIBUTION INFORMATION
---------------------------------------------------------------------------------------------------
  CLASS Z (SYMBOL: BEGRX)                               CHANGE           6/30/05         12/31/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.30            $16.24           $15.94
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/05-6/30/05)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0344
---------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $0.1319
---------------------------------------------------------------------------------------------------
         TOTAL                          $0.1663
---------------------------------------------------------------------------------------------------
  CLASS A (SYMBOL: TEBIX)                               CHANGE           6/30/05         12/31/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.28            $16.15           $15.87
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/05-6/30/05)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0298
---------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $0.1319
---------------------------------------------------------------------------------------------------
         TOTAL                          $0.1617
---------------------------------------------------------------------------------------------------
  CLASS B (SYMBOL: TEBBX)                               CHANGE           6/30/05         12/31/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.23            $15.77           $15.54
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/05-6/30/05)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0210
---------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $0.1319
---------------------------------------------------------------------------------------------------
         TOTAL                          $0.1529
---------------------------------------------------------------------------------------------------
  CLASS C (SYMBOL: TEMEX)                               CHANGE           6/30/05         12/31/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.23            $16.00           $15.77
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/05-6/30/05)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0211
---------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $0.1319
---------------------------------------------------------------------------------------------------
         TOTAL                          $0.1530
---------------------------------------------------------------------------------------------------




10 |  Semiannual Report

PERFORMANCE 1

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

------------------------------------------------------------------------------------------------------
  CLASS Z                              6-MONTH           1-YEAR          5-YEAR           10-YEAR
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2              2.92%           14.25%          59.67%           226.05%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3          2.92%           14.25%           9.81%            12.55%
------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4        $10,292          $11,425         $15,967           $32,605
------------------------------------------------------------------------------------------------------
  CLASS A                              6-MONTH           1-YEAR          5-YEAR   INCEPTION (11/1/96)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2              2.84%           13.87%          57.06%           149.95%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3         -3.08%            7.29%           8.16%            10.40%
------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4         $9,692          $10,729         $14,805           $23,560
------------------------------------------------------------------------------------------------------
  CLASS B                              6-MONTH           1-YEAR          5-YEAR    INCEPTION (1/1/99)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2              2.46%           13.10%          51.91%            79.85%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3         -1.54%            9.10%           8.43%             9.46%
------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4         $9,846          $10,910         $14,991           $17,985
------------------------------------------------------------------------------------------------------
  CLASS C                              6-MONTH           1-YEAR          5-YEAR   INCEPTION (11/1/96)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2              2.42%           13.09%          51.98%           136.31%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3          1.42%           12.09%           8.73%            10.44%
------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4        $10,142          $11,209         $15,198           $23,631
------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



ENDNOTES


THE FUND'S INVESTMENTS INCLUDE SMALLER-COMPANY STOCKS AND FOREIGN SECURITIES. SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, AS WELL AS LOWER-RATED "JUNK BONDS," WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.


1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.


                                                          Semiannual Report | 11

Your Fund's Expenses


As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.


ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.


You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.
   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.


HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.






12 |  Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                        BEGINNING ACCOUNT    ENDING ACCOUNT    EXPENSES PAID DURING
  CLASS Z                                 VALUE 12/31/04      VALUE 6/30/05  PERIOD* 12/31/04-6/30/05
-------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,029.20                $4.23
-------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,020.63                $4.21
-------------------------------------------------------------------------------------------------------
  CLASS A
-------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,028.40                $5.88
-------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,018.99                $5.86
-------------------------------------------------------------------------------------------------------
  CLASS B
-------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,024.60                $9.24
-------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,015.67                $9.20
-------------------------------------------------------------------------------------------------------
  CLASS C
-------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,024.20                $9.23
-------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,015.67                $9.20
-------------------------------------------------------------------------------------------------------


*Expenses are equal to the annualized expense ratio for each class (Z: 0.84%; A:
1.17%; B: 1.84%; and C: 1.84%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                          Semiannual Report | 13

Mutual Beacon Fund

FINANCIAL HIGHLIGHTS

                                                    ---------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                       JUNE 30, 2005               YEAR ENDED DECEMBER 31,
CLASS Z                                                 (UNAUDITED)      2004         2003       2002        2001        2000
                                                    ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............          $15.94      $14.40       $11.31     $13.05      $13.38      $13.84
                                                    ---------------------------------------------------------------------------

Income from investment operations:

 Net investment income a ........................            0.14        0.30         0.19       0.23        0.21        0.22

 Net realized and unrealized gains (losses) .....            0.32        1.76         3.13      (1.66)       0.60        1.62
                                                    ---------------------------------------------------------------------------
Total from investment operations ................            0.46        2.06         3.32      (1.43)       0.81        1.84
                                                    ---------------------------------------------------------------------------

Less distributions from:

 Net investment income ..........................           (0.03)      (0.37)       (0.23)     (0.20)      (0.20)      (0.44)

 Net realized gains .............................           (0.13)      (0.15)          --      (0.11)      (0.94)      (1.86)
                                                    ---------------------------------------------------------------------------
Total distributions .............................           (0.16)      (0.52)       (0.23)     (0.31)      (1.14)      (2.30)
                                                    ---------------------------------------------------------------------------
Redemption fees .................................              --d         --d          --         --          --          --
                                                    ---------------------------------------------------------------------------
Net asset value, end of period ..................          $16.24      $15.94       $14.40     $11.31      $13.05      $13.38
                                                    ---------------------------------------------------------------------------

Total return b ..................................           2.92%      14.52%       29.44%    (11.05)%      6.11%      14.33%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............      $3,363,280  $3,359,389   $3,112,212 $2,572,002  $3,090,827  $3,041,905

Ratios to average net assets:*

 Expenses c .....................................           0.84%e      0.83%        0.86%      0.80%       0.79%       0.83%

 Expenses net of waiver and payments
  by affiliate c ................................           0.84%e      0.83%        0.86%      0.80%       0.79%       0.81%

 Net investment income ..........................           1.87%e      1.99%        1.48%      1.88%       1.47%       1.55%

Portfolio turnover rate .........................          11.86%      29.17%       49.61%     52.27%      55.25%      62.11%

*Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses .......................................           0.81%e      0.82%        0.83%      0.79%       0.78%       0.80%

 Expenses net of waiver and payments
   by affiliate .................................           0.81%e      0.82%        0.83%      0.79%       0.78%       0.78%



a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
d Amount is less than $0.01 per share.
e Annualized.


14 | See notes to financial statements. | Semiannual Report

Mutual Beacon Fund

                                                    ---------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                        JUNE 30, 2005                   YEAR ENDED DECEMBER 31,
CLASS A                                                  (UNAUDITED)     2004         2003       2002        2001        2000
                                                    ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............          $15.87      $14.34       $11.27     $13.01      $13.34      $13.81
                                                    ---------------------------------------------------------------------------

Income from investment operations:

 Net investment income a ........................            0.12        0.25         0.14       0.19        0.16        0.17

 Net realized and unrealized gains (losses) .....            0.32        1.75         3.12      (1.66)       0.60        1.61

Total from investment operations ................            0.44        2.00         3.26      (1.47)       0.76        1.78
                                                    ---------------------------------------------------------------------------
Less distributions from:

 Net investment income ..........................           (0.03)      (0.32)       (0.19)     (0.16)      (0.15)      (0.39)

 Net realized gains .............................           (0.13)      (0.15)          --      (0.11)      (0.94)      (1.86)
                                                    ---------------------------------------------------------------------------
Total distributions .............................           (0.16)      (0.47)       (0.19)     (0.27)      (1.09)      (2.25)
                                                    ---------------------------------------------------------------------------
Redemption fees .................................              --d         --d          --         --          --          --
                                                    ---------------------------------------------------------------------------
Net asset value, end of period ..................          $16.15      $15.87       $14.34     $11.27      $13.01      $13.34
                                                    ---------------------------------------------------------------------------

Total return b ..................................           2.84%      14.13%       28.99%   (11.41)%       5.78%      13.89%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............      $1,505,315  $1,462,133   $1,301,620   $918,983    $977,558    $757,323

Ratios to average net assets:*

 Expenses c .....................................           1.17%e      1.18%        1.21%      1.15%       1.14%       1.18%

 Expenses net of waiver and payments
  by affiliate c ................................           1.17%e      1.18%        1.21%      1.15%       1.14%       1.16%

 Net investment income ..........................           1.54%e      1.64%        1.13%      1.53%       1.12%       1.20%

Portfolio turnover rate .........................          11.86%      29.17%       49.61%     52.27%      55.25%      62.11%

*Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses .......................................           1.14%e      1.17%        1.18%      1.14%       1.13%       1.15%

 Expenses net of waiver and payments
   by affiliate .................................           1.14%e      1.17%        1.18%      1.14%       1.13%       1.13%



a Based on average daily shares outstanding.
b Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period.
  See below for expense ratios that reflect only operating expenses.
d Amount is less than $0.01 per share.
e Annualized.



                     Semiannual Report | See notes to financial statements. | 15

Mutual Beacon Fund

                                                    --------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                       JUNE 30, 2005                   YEAR ENDED DECEMBER 31,
CLASS B                                                 (UNAUDITED)      2004         2003       2002        2001        2000
                                                    --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............          $15.54      $14.06       $11.07     $12.80      $13.18      $13.69
                                                    --------------------------------------------------------------------------
Income from investment operations:

 Net investment income a ........................            0.07        0.15         0.05       0.11        0.06          --

 Net realized and unrealized gains (losses) .....            0.31        1.71         3.06      (1.63)       0.60        1.67
                                                    --------------------------------------------------------------------------
Total from investment operations ................            0.38        1.86         3.11      (1.52)       0.66        1.67
                                                    --------------------------------------------------------------------------
 Less distributions from:

 Net investment income ..........................           (0.02)      (0.23)       (0.12)     (0.10)      (0.10)      (0.32)

 Net realized gains .............................           (0.13)      (0.15)          --      (0.11)      (0.94)      (1.86)
                                                    --------------------------------------------------------------------------
Total distributions .............................           (0.15)      (0.38)       (0.12)     (0.21)      (1.04)      (2.18)
                                                    --------------------------------------------------------------------------
Redemption fees .................................              --d         --d          --         --          --          --
                                                    --------------------------------------------------------------------------
Net asset value, end of period ..................          $15.77      $15.54       $14.06     $11.07      $12.80      $13.18
                                                    --------------------------------------------------------------------------

Total return b ..................................           2.46%      13.32%       28.22%   (11.96)%       5.12%      13.19%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............        $185,038    $186,840     $155,572   $100,405     $64,512     $18,376

Ratios to average net assets:*

 Expenses c .....................................           1.84%e      1.83%        1.86%      1.80%       1.79%       1.83%

 Expenses net of waiver and payments
  by affiliate c ................................           1.84%e      1.83%        1.86%      1.80%       1.79%       1.81%

 Net investment income ..........................           0.87%e      0.99%        0.48%      0.88%       0.44%       0.58%

Portfolio turnover rate .........................          11.86%      29.17%       49.61%     52.27%      55.25%      62.11%

*Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses .......................................           1.81%e      1.82%        1.83%      1.79%       1.78%       1.80%

 Expenses net of waiver and payments
  by affiliate ..................................           1.81%e      1.82%        1.83%      1.79%       1.78%       1.78%



a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
d Amount is less than $0.01 per share.
e Annualized.



16 | See notes to financial statements. | Semiannual Report

Mutual Beacon Fund

                                                     --------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                       JUNE 30, 2005                     YEAR ENDED DECEMBER 31,
CLASS C                                                 (UNAUDITED)      2004         2003       2002        2001        2000
                                                     --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............        $15.77      $14.26       $11.22     $12.94      $13.28      $13.75
                                                     --------------------------------------------------------------------------

Income from investment operations:

 Net investment income a ..........................          0.06        0.14         0.06       0.11        0.07        0.08

 Net realized and unrealized gains (losses) .......          0.32        1.74         3.09      (1.64)       0.60        1.61
                                                     --------------------------------------------------------------------------
Total from investment operations ..................          0.38        1.88         3.15      (1.53)       0.67        1.69
                                                     --------------------------------------------------------------------------
Less distributions from:

 Net investment income ............................         (0.02)      (0.23)       (0.11)     (0.08)      (0.07)      (0.30)

 Net realized gains ...............................         (0.13)        (0.14)        --      (0.11)      (0.94)      (1.86)
                                                     --------------------------------------------------------------------------
Total distributions ...............................         (0.15)      (0.37)       (0.11)     (0.19)      (1.01)      (2.16)
                                                     --------------------------------------------------------------------------
Redemption fees ...................................            --d         --d          --         --          --          --
                                                     --------------------------------------------------------------------------
Net asset value, end of period ....................        $16.00      $15.77       $14.26     $11.22      $12.94      $13.28
                                                     --------------------------------------------------------------------------

Total return b ....................................         2.42%      13.39%       28.24%   (11.99)%       5.06%      13.21%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................      $667,959    $658,813     $579,825   $443,683    $482,080    $419,481

Ratios to average net assets:*

 Expenses c .......................................         1.84%e      1.83%        1.86%      1.79%       1.78%       1.82%

 Expenses net of waiver and payments
  by affiliate c ..................................         1.84%e      1.83%        1.86%      1.79%       1.78%       1.80%

 Net investment income ............................         0.87%e      0.99%        0.48%      0.89%       0.48%       0.56%

Portfolio turnover rate ...........................        11.86%      29.17%       49.61%     52.27%      55.25%      62.11%

*Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses .........................................         1.81%e      1.82%        1.83%      1.78%       1.77%       1.79%

 Expenses net of waiver and payments
  by affiliate ....................................         1.81%e      1.82%        1.83%      1.78%       1.77%       1.77%




a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
d Amount is less than $0.01 per share.
e Annualized.


                     Semiannual Report | See notes to financial statements. | 17

Mutual Beacon Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2005 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------
                                                                                     SHARES/WARRANTS/
                                                                       COUNTRY           CONTRACTS                VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND OTHER EQUITY INTERESTS 80.8%
   AEROSPACE & DEFENSE 0.5%
   Northrop Grumman Corp. .......................................   United States          546,200          $   30,177,550
                                                                                                            ---------------

   AIRLINES 0.5%
  aACE Aviation Holdings Inc. ...................................      Canada              873,722              28,420,392
  aACE Aviation Holdings Inc., A, 144A ..........................      Canada               46,508               1,512,810
a,bAir Canada Inc., Contingent Distribution .....................      Canada          288,242,292                      --
                                                                                                            ---------------
                                                                                                                29,933,202
                                                                                                            ---------------

   BEVERAGES 4.8%
   Brown-Forman Corp., A ........................................   United States          308,260              19,728,640
   Brown-Forman Corp., B ........................................   United States          362,618              21,923,884
   Carlsberg AS, A ..............................................      Denmark              74,900               3,557,834
   Carlsberg AS, B ..............................................      Denmark           1,772,503              90,960,326
   Coca-Cola Enterprises Inc. ...................................   United States          946,900              20,841,269
   Diageo PLC ...................................................  United Kingdom        4,764,700              70,248,618
   Heineken Holding NV, A .......................................    Netherlands         1,680,263              46,863,164
                                                                                                            ---------------
                                                                                                               274,123,735
                                                                                                            ---------------

   CAPITAL MARKETS 0.5%
   Bear Stearns Cos. Inc. .......................................   United States          286,002              29,727,048
                                                                                                            ---------------

   CHEMICALS 0.7%
   Givaudan AG ..................................................    Switzerland            55,850              32,482,583
   Solvay SA ....................................................      Belgium              90,426               9,294,802
                                                                                                            ---------------
                                                                                                                41,777,385
                                                                                                            ---------------

   COMMERCIAL BANKS 3.2%
   Allied Irish Banks PLC .......................................      Ireland           2,193,118              47,182,090
   Bank of Ireland ..............................................      Ireland           2,675,749              43,179,133
   BNP Paribas SA ...............................................      France              245,000              16,808,639
a,cCerberus NCB Acquisition LP Ltd., wts., 8/29/13 ..............       Japan           11,820,937              16,844,835
   Danske Bank ..................................................      Denmark             996,500              29,978,746
a,c,dFE Capital Holdings Ltd. ...................................       Japan               13,981              26,563,885
   Foreningssparbanken AB, A ....................................      Sweden              131,200               2,879,218
                                                                                                            ---------------
                                                                                                               183,436,546
                                                                                                            ---------------

   COMMERCIAL SERVICES & SUPPLIES 0.0%E
   Comdisco Holding Co. Inc. ....................................   United States              453                   7,588
  bComdisco, Contingent Distribution ............................   United States       54,914,113                      --
a,bSafety Kleen Corp., Contingent Distribution ..................   United States          630,000                      --
                                                                                                            ---------------
                                                                                                                     7,588
                                                                                                            ---------------

   COMPUTERS & PERIPHERALS 0.0%E
a,c,dDecisionOne Corp. ..........................................   United States        1,142,353                 814,498
                                                                                                            ---------------

   CONTAINERS & PACKAGING 1.1%
   Temple-Inland Inc. ...........................................   United States        1,672,900              62,148,235
                                                                                                            ---------------

   DIVERSIFIED FINANCIAL SERVICES 3.1%
   Brascan Corp., A .............................................      Canada            2,386,100              91,151,318
   Fortis Group NV ..............................................      Belgium           1,042,410              28,921,848


18 |  Semiannual Report

Mutual Beacon Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                     SHARES/WARRANTS/
                                                                       COUNTRY           CONTRACTS                VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
   DIVERSIFIED FINANCIAL SERVICES (CONT.)
   Leucadia National Corp. ......................................   United States        1,297,560          $   50,124,743
   London Stock Exchange PLC ....................................  United Kingdom          446,200               3,928,760
a,bMarconi Corp., Contingent Distribution .......................  United Kingdom       42,651,300                      --
                                                                                                            ---------------
                                                                                                               174,126,669
                                                                                                            ---------------

   DIVERSIFIED TELECOMMUNICATION SERVICES 3.8%
a,c,fAboveNet Inc.                                                  United States          439,477              10,531,363
a,b,fAboveNet Inc., Contingent Distribution                         United States       61,502,000                      --
a,c,fAboveNet Inc., wts., 9/08/08                                   United States           14,770                  59,080
a,c,fAboveNet Inc., wts., 9/08/10                                   United States           17,376                  13,901
a,bGlobal Crossing Holdings Ltd., Contingent Distribution .......   United States       60,632,757                      --
   MCI Inc. .....................................................   United States        1,009,123              25,944,552
  aNTL Inc. .....................................................  United Kingdom        1,161,195              79,448,962
a,bTelewest Communications PLC, Contingent Distribution .........  United Kingdom       66,741,863                      --
a,bTelewest Finance Ltd., Contingent Distribution ...............  United Kingdom        7,240,000                      --
  aTelewest Global Inc. .........................................  United Kingdom        3,785,613              86,236,264
   Verizon Communications Inc. ..................................   United States          406,800              14,054,940
                                                                                                            ---------------
                                                                                                               216,289,062
                                                                                                            ---------------

   ELECTRIC UTILITIES 0.3%
   E.ON AG ......................................................      Germany             192,008              17,117,974
  aEntegra/Union Power, 144A ....................................   United States          147,820                      --
                                                                                                            ---------------
                                                                                                                17,117,974
                                                                                                            ---------------

   FOOD & STAPLES RETAILING 0.8%
   Carrefour SA .................................................      France              574,560              27,878,100
  aKroger Co. ...................................................   United States          824,840              15,696,705
  aNeighborcare Inc. ............................................   United States          128,300               4,255,711
                                                                                                            ---------------
                                                                                                                47,830,516
                                                                                                            ---------------

   FOOD PRODUCTS 4.5%
   Cadbury Schweppes PLC ........................................  United Kingdom        4,497,511              42,943,934
  dFarmer Brothers Co. ..........................................   United States        1,033,896              23,014,525
   Groupe Danone ................................................      France              640,200              56,316,220
   Nestle SA ....................................................    Switzerland           198,235              50,726,385
   Orkla ASA ....................................................      Norway            2,332,900              86,033,497
                                                                                                            ---------------
                                                                                                               259,034,561
                                                                                                            ---------------


   HEALTH CARE EQUIPMENT & SUPPLIES 1.8%
   Guidant Corp. ................................................   United States          964,800              64,931,040
   Hillenbrand Industries Inc. ..................................   United States          694,000              35,081,700
                                                                                                            ---------------
                                                                                                               100,012,740
                                                                                                            ---------------

   HEALTH CARE PROVIDERS & SERVICES 2.0%
  aAccredo Health Inc. ..........................................   United States          181,000               8,217,400
  aBeverly Enterprises Inc. .....................................   United States        2,858,600              36,418,564
a,fKindred Healthcare Inc. ......................................   United States        1,364,570              51,348,087
a,fKindred Healthcare Inc., Jan. 9.07 Calls, 1/01/13 ............   United States              657                  18,760
a,fKindred Healthcare Inc., Jan. 25.99 Calls, 1/01/14 ...........   United States              325                   3,783
a,fKindred Healthcare Inc., Jan. 26.00 Calls, 1/01/12 ...........   United States              989                  11,501


                                                          Semiannual Report | 19

Mutual Beacon Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                     SHARES/WARRANTS/
                                                                       COUNTRY           CONTRACTS                VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
   HEALTH CARE PROVIDERS & SERVICES (CONT.)
a,fKindred Healthcare Inc., Jul. 23.75 Calls, 7/17/11 ...........   United States            3,296          $       45,747
a,fKindred Healthcare Inc., wts., Series A, 4/20/06 .............   United States          121,432               5,726,490
a,fKindred Healthcare Inc., wts., Series B, 4/20/06 .............   United States          303,580              13,497,167
                                                                                                            ---------------
                                                                                                               115,287,499
                                                                                                            ---------------

   HOTELS, RESTAURANTS & LEISURE 0.3%
a,dFHC Delaware Inc. ............................................   United States          507,977               1,765,677
   Harrah's Entertainment Inc. ..................................   United States            1,821                 131,240
a,bTrump Atlantic, Contingent Distribution ......................   United States       26,587,000                 957,132
  aTrump Entertainment Resorts Inc. .............................   United States          890,620              12,112,432
                                                                                                            ---------------
                                                                                                                14,966,481
                                                                                                            ---------------

   HOUSEHOLD DURABLES 0.0%E
  aMaytag Corp., Jul. 15.00 Puts, 7/16/05 .......................   United States              151                   1,510
                                                                                                            ---------------

   INSURANCE 13.0%
  aAlleghany Corp. ..............................................   United States          163,026              48,418,722
  aBerkshire Hathaway Inc., A ...................................   United States              741              61,873,500
  aBerkshire Hathaway Inc., B ...................................   United States           43,125             120,038,438
   Hartford Financial Services Group Inc. .......................   United States          616,000              46,064,480
   Irish Life & Permanent PLC ...................................      Ireland           2,265,819              39,835,864
   Montpelier Re Holdings Ltd. ..................................      Bermuda             242,150               8,373,547
   Old Republic International Corp. .............................   United States        2,225,245              56,276,446
a,cOlympus Re Holdings Ltd. .....................................      Bermuda             106,700              19,994,513
   Prudential Financial Inc. ....................................   United States          541,900              35,581,154
a,cSymetra Financial ............................................   United States          511,600              58,834,000
   White Mountains Insurance Group Inc. .........................   United States          389,021             245,433,349
                                                                                                            ---------------
                                                                                                               740,724,013
                                                                                                            ---------------

   IT SERVICES 0.2%
  aSungard Data Systems Inc. ....................................   United States          238,400               8,384,528
                                                                                                            ---------------

   LEISURE EQUIPMENT & PRODUCTS 0.3%
   Mattel Inc. ..................................................   United States          807,200              14,771,760
                                                                                                            ---------------

   MACHINERY 0.0%E
a,cLancer Industries Inc., B ....................................   United States                1                 287,261
                                                                                                            ---------------

   MEDIA 7.4%
   Clear Channel Communications Inc. ............................   United States        1,503,500              46,503,255
  aComcast Corp., A .............................................   United States          188,500               5,645,575
   E.W. Scripps Co., A ..........................................   United States          960,350              46,865,080
   EchoStar Communications Corp., A .............................   United States          670,330              20,210,449
   Hollinger International Inc. .................................   United States          985,458               8,877,991
  aLiberty Media Corp., A .......................................   United States        6,957,360              70,895,498
   Meredith Corp. ...............................................   United States          410,710              20,149,433
   News Corp. Ltd., A ...........................................   United States        3,552,300              57,476,214
   NV Holdingsmig De Telegraaf ..................................    Netherlands           203,794               4,487,931
   Omnicom Group Inc. ...........................................   United States          242,800              19,390,008
  aTVMAX Holdings Inc. ..........................................   United States          133,855                 133,855


20 |  Semiannual Report

Mutual Beacon Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                     SHARES/WARRANTS/
                                                                       COUNTRY           CONTRACTS                VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
   MEDIA (CONT.)
   Viacom Inc., B ...............................................   United States          809,100          $   25,907,382
   Washington Post Co., B .......................................   United States          119,022              99,386,941
                                                                                                            ---------------
                                                                                                               425,929,612
                                                                                                            ---------------

   METALS & MINING 5.8%
   Anglo American PLC ...........................................   South Africa         1,737,547              40,745,401
   Anglo American PLC, ADR ......................................   South Africa             1,200                  28,200
   Barrick Gold Corp. ...........................................      Canada              510,800              12,785,324
  aCoeur D'Alene Mines Corp. ....................................   United States        6,326,300              22,964,469
  aEldorado Gold Corp. ..........................................      Canada            1,029,500               2,731,104
   Freeport McMoran Copper & Gold Inc., B .......................   United States        1,111,700              41,622,048
  aGlamis Gold Ltd. .............................................      Canada              663,900              11,369,375
   Gold Fields Ltd. .............................................   South Africa           331,307               3,790,630
   Goldcorp Inc. ................................................      Canada              560,506               8,917,037
  aGoldcorp Inc., wts., 5/30/07 .................................      Canada              930,257               2,429,859
   Impala Platinum Holdings Ltd. ................................   South Africa           474,744              42,555,881
   Mittal Steel Co. NV, Reg D ...................................    Netherlands         2,073,549              49,226,053
   Newmont Mining Corp. .........................................   United States        2,191,600              85,538,148
   Noranda Inc. .................................................      Canada               45,147                 777,571
a,c,dPIG IRON LLC ...............................................   United States        2,363,800                  10,330
a,dPMG LLC ......................................................   United States           48,890               3,666,762
  aRandgold & Exploration Co. Ltd., ADR .........................   South Africa           172,500                 291,525
  aRio Narcea Gold Mines Ltd. ...................................      Canada            1,213,700               1,951,668
                                                                                                            ---------------
                                                                                                               331,401,385
                                                                                                            ---------------

   MULTI-UTILITIES 0.2%
   Northwestern Corp. ...........................................   United States          389,255              12,269,318
a,bNorthwestern Corp., Contingent Distribution ..................   United States       11,805,000                 767,325
                                                                                                            ---------------
                                                                                                                13,036,643
                                                                                                            ---------------

   MULTILINE RETAIL 0.4%
   May Department Stores Co. ....................................   United States          561,000              22,529,760
                                                                                                            ---------------

   OIL, GAS & CONSUMABLE FUELS 4.4%
  dAnchor Resources LLC .........................................   United States           69,184                      --
   BP PLC .......................................................  United Kingdom        2,690,300              28,001,367
   BP PLC, ADR ..................................................  United Kingdom           26,100               1,628,118
   Canadian Oil Sands Trust .....................................      Canada              865,700              63,667,921
   Consol Energy Inc. ...........................................   United States          988,110              52,942,934
   Pogo Producing Co. ...........................................   United States          794,600              41,255,632
   Premcor Inc. .................................................   United States          199,100              14,769,238
   Total SA, B ..................................................      France              207,900              48,877,694
                                                                                                            ---------------
                                                                                                               251,142,904
                                                                                                            ---------------

   PAPER & FOREST PRODUCTS 3.0%
   Weyerhaeuser Co. .............................................   United States        2,709,391             172,452,737
                                                                                                            ---------------

   PERSONAL PRODUCTS 0.7%
   Gillette Co. .................................................   United States          758,700              38,412,981
                                                                                                            ---------------



                                                          Semiannual Report | 21

Mutual Beacon Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                     SHARES/WARRANTS/
                                                                       COUNTRY           CONTRACTS                VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND OTHER EQUITY INTERESTS
   PHARMACEUTICALS 1.5%
   Astellas Pharmaceutical Inc. .................................       Japan              584,331          $   19,980,282
   Pfizer Inc. ..................................................   United States          422,900              11,663,582
   Takeda Pharmaceutical Co. Ltd. ...............................       Japan              732,680              36,356,370
   Wyeth ........................................................   United States          447,900              19,931,550
                                                                                                            ---------------
                                                                                                                87,931,784
                                                                                                            ---------------

   REAL ESTATE 2.9%
  aAlexander's Inc. .............................................   United States           38,800               9,651,500
  aCanary Wharf Group PLC .......................................  United Kingdom       10,069,634              51,591,970
   Homebanc Corp. ...............................................   United States        1,828,568              16,621,683
   iStar Financial Inc. .........................................   United States          932,800              38,795,152
a,cSecurity Capital European Realty .............................    Luxembourg             20,244                 127,699
   St. Joe Co. ..................................................   United States          400,698              32,672,915
   Ventas Inc. ..................................................   United States          608,900              18,388,780
                                                                                                            ---------------
                                                                                                               167,849,699
                                                                                                            ---------------

   ROAD & RAIL 1.8%
   CSX Corp. ....................................................   United States          474,500              20,242,170
c,dFlorida East Coast Industries Inc. ...........................   United States        1,967,636              80,938,707
                                                                                                            ---------------
                                                                                                               101,180,877
                                                                                                            ---------------

   SOFTWARE 0.5%
  aMacromedia Inc. ..............................................   United States          277,900              10,621,338
  aVeritas Software Corp. .......................................   United States          745,500              18,190,200
                                                                                                            ---------------
                                                                                                                28,811,538
                                                                                                            ---------------

   THRIFTS & MORTGAGE FINANCE 0.8%
   Astoria Financial Corp. ......................................   United States          381,217              10,853,248
   First Niagara Financial Group Inc. ...........................   United States          475,450               6,932,061
   Hudson City Bancorp Inc. .....................................   United States        2,623,386              29,932,834
                                                                                                            ---------------
                                                                                                                47,718,143
                                                                                                            ---------------

   TOBACCO 9.5%
   Altadis SA ...................................................       Spain            3,686,149             154,635,835
   Altria Group Inc. ............................................   United States        1,182,459              76,457,799
   British American Tobacco PLC .................................  United Kingdom        5,130,156              98,888,373
   British American Tobacco PLC, ADR ............................  United Kingdom           40,400               1,568,328
   Imperial Tobacco Group PLC ...................................  United Kingdom        3,009,443              81,030,308
   KT&G Corp. ...................................................    South Korea           655,990              25,681,580
   KT&G Corp., GDR, 144A ........................................    South Korea         1,579,000              31,232,620
   Reynolds American Inc. .......................................   United States          947,800              74,686,640
                                                                                                            ---------------
                                                                                                               544,181,483
                                                                                                            ---------------

   WIRELESS TELECOMMUNICATION SERVICES 0.5%
  aNextel Communications Inc., A ................................   United States          566,500              18,303,615
   Telephone & Data Systems Inc., special shares.................   United States          102,900               3,945,186
  aWestern Wireless Corp., A ....................................   United States          196,900               8,328,870
                                                                                                            ---------------
                                                                                                                30,577,671
                                                                                                            ---------------

   TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS (COST $3,046,530,469)                                      4,624,137,578
                                                                                                            ---------------




22 |  Semiannual Report

Mutual Beacon Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                       COUNTRY            SHARES                  VALUE
---------------------------------------------------------------------------------------------------------------------------
   PREFERRED STOCKS 0.9%
   DIVERSIFIED TELECOMMUNICATION SERVICES 0.0%E
   PTV Inc., 10.00%, pfd., A  ...................................  United Kingdom          114,246          $      228,492
                                                                                                            ---------------
   ELECTRIC UTILITIES 0.0%E
  aMontana Power Co., 8.45%, pfd. ...............................   United States           58,900                 485,925
                                                                                                            ---------------

   FOOD PRODUCTS 0.0%E
   Unilever NV, pfd. ............................................    Netherlands           606,458                  73,381
                                                                                                            ---------------

   METALS & MINING 0.6%
c,d,fEsmark Inc., Series A, 10.00%, cvt. pfd. ...................   United States           28,644              28,644,000
   Noranda Inc., 6.00%, cvt. pfd. ...............................      Canada               43,376               1,103,919
   Noranda Inc., 6.25%, cvt. pfd. ...............................      Canada               43,376               1,101,750
   Noranda Inc., 6.50%, cvt. pfd. ...............................      Canada               21,688                 550,442
                                                                                                            ---------------
                                                                                                                31,400,111
                                                                                                            ---------------

   REAL ESTATE 0.3%
   iStar Financial Inc., 7.80%, pfd. ............................   United States          770,100              19,714,560
                                                                                                            ---------------
   TOTAL PREFERRED STOCKS (COST $51,738,981) ....................                                               51,902,469
                                                                                                            ---------------

                                                                                    -------------------
                                                                                     PRINCIPAL AMOUNT G
                                                                                    -------------------
   CORPORATE BONDS & NOTES 1.8%
   ACE Aviation Holdings Inc., cvt., 144A, 4.25%, 6/01/35 .......      Canada            1,993,000  CAD          1,655,275
  dAnchor Resources LLC, 12.00%, 12/17/06 .......................   United States           32,368                  32,368
   Calpine Corp., senior note, 8.25%, 8/15/05 ...................   United States        1,956,000               1,953,555
   Calpine Generating Co., FRN, 11.169%, 4/01/11 ................   United States        5,401,000               4,941,915
c,dDecisionOne Corp., 144A, 12.00%, 4/15/10 .....................   United States        1,377,805               1,377,805
   Entegra/Union Power,
     hLOC Facility, FRN, 6/01/12 ................................   United States        2,081,545               2,081,545
      Term Loan A, 4.00%, 6/01/12 ...............................   United States        7,530,458               5,534,887
      Term Loan B, 9.00%, 6/01/20 ...............................   United States        7,251,552               5,329,891
     hWorking Capital Facility, FRN, 6/01/12 ....................   United States          312,232                 312,232
   Eurotunnel PLC,
      Participating Loan Note, 1.00%, 4/30/40 ...................  United Kingdom          858,000  GBP            157,548
      Tier 2, FRN, 6.149%, 12/31/18 .............................  United Kingdom        7,592,095  GBP         10,472,605
      Tier 3, FRN, 6.149%, 12/31/25 .............................  United Kingdom       28,404,485  GBP         16,792,032
   Eurotunnel SA,
      Senior Tranche H1 Term Loan(KfWAdvance),
        8.78%, 12/15/12 .........................................      France              605,300  EUR            710,437
      Tier 2 (LIBOR), FRN, 3.44%, 12/31/18 ......................      France            1,880,987  EUR          1,752,507
      Tier 2 (PIBOR), FRN, 3.438%, 12/31/18 .....................      France              832,034  EUR            775,203
      Tier 3 (LIBOR), FRN, 3.44%, 12/31/25 ......................      France           20,347,101  EUR          8,124,561
      Tier 3 (PIBOR), FRN, 3.438%, 12/31/25 .....................      France            1,048,320  EUR            418,592
   Motor Coach Industries International Inc., FRN,
      16.32%, 12/01/08 ..........................................   United States       28,068,770              28,068,770
   Trump Entertainment Resorts Inc., 8.50%, 5/20/15 .............   United States       15,201,261              14,916,237
   TVMAX Holdings Inc., PIK,
      11.50%, 9/30/05 ...........................................   United States          221,703                 221,703
     h14.00%, 9/30/05 ...........................................   United States          602,756                 602,756
                                                                                                            ---------------
   TOTAL CORPORATE BONDS & NOTES (COST $126,867,215) ............                                              106,232,424
                                                                                                            ---------------





                                                          Semiannual Report | 23

Mutual Beacon Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                       COUNTRY       PRINCIPAL AMOUNT G           VALUE
---------------------------------------------------------------------------------------------------------------------------
   CORPORATE BONDS & NOTES IN REORGANIZATION 2.0%
  iAdelphia Communications Corp.,
      9.25%, 10/01/02 ...........................................   United States        3,244,000          $    2,806,060
      8.125%, 7/15/03 ...........................................   United States          825,000                 717,750
      7.50%, 1/15/04 ............................................   United States        2,160,000               1,868,400
      10.50%, 7/15/04 ...........................................   United States        3,375,000               2,986,875
      9.875%, 3/01/05 ...........................................   United States        1,304,000               1,127,960
      10.25%, 11/01/06 ..........................................   United States        5,565,000               4,758,075
      9.875%, 3/01/07 ...........................................   United States          493,000                 430,142
      8.375%, 2/01/08 ...........................................   United States        4,959,000               4,339,125
      7.75%, 1/15/09 ............................................   United States       10,231,000               8,900,970
      7.875%, 5/01/09 ...........................................   United States        4,398,000               3,738,300
      9.375%, 11/15/09 ..........................................   United States        4,390,000               3,907,100
      10.875%, 10/01/10 .........................................   United States        4,080,000               3,570,000
      10.25%, 6/15/11 ...........................................   United States        4,305,000               3,885,263
  iArmstrong World Industries, Inc.,
      9.75%, 4/15/08 ............................................   United States        2,583,000               2,143,890
      7.45%, 5/15/29 ............................................   United States        1,519,000               1,215,200
      Revolver, 10/29/03 ........................................   United States        1,880,775               1,485,812
      Trade Claim ...............................................   United States        5,042,800               3,983,812
  iCentury Communications Corp.,
      9.50%, 3/01/05 ............................................   United States          773,000                 800,055
     j8.875%, 1/15/07 ...........................................   United States          266,000                 272,650
      8.75%, 10/01/07 ...........................................   United States        1,889,000               1,907,890
      8.375%, 12/15/07 ..........................................   United States          500,000                 515,000
      Series B, zero cpn., 1/15/08 ..............................   United States        4,386,000               2,697,390
      zero cpn., 3/15/03 ........................................   United States        7,710,000               7,131,750
  iMirant Corp.,
      364 Day Revolver, 7/16/03 .................................   United States       11,868,000               9,079,020
     h4 Year Revolver, 7/17/05 ..................................   United States        4,422,109               3,692,461
     hTranche C Revolver, 4/01/04 ...............................   United States        7,016,181               5,367,378
h,iOwens Corning, Revolver, 6/26/02 .............................   United States       25,833,600              29,321,136
  iSafety Kleen Services, senior sub. note, 9.25%, 6/01/08 ......   United States           50,000                      25
                                                                                                            ---------------
   TOTAL CORPORATE BONDS & NOTES IN REORGANIZATION (COST $90,444,402)                                          112,649,489
                                                                                                            ---------------

                                                                                      ------------------
                                                                                       SHARES/PRINCIPAL
                                                                                            AMOUNT G
                                                                                      ------------------
   COMPANIES IN LIQUIDATION 0.0%E
  aCity Investing Co. Liquidating Trust .........................   United States          423,187                 812,519
  aEli Jacobs, Bank Claim .......................................   United States       25,305,910                 182,202
  aMBOP Liquidating Trust .......................................   United States          205,135                      27
  aUnited Cos. Financial Corp.,
      Bank Claim ................................................   United States          112,077                      --
      Revolver ..................................................   United States       28,431,827                      --
                                                                                                            ---------------
   TOTAL COMPANIES IN LIQUIDATION (COST $145,071) ...............                                                  994,748
                                                                                                            ---------------






24 |  Semiannual Report

  Mutual Beacon Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                       COUNTRY       PRINCIPAL AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMPANIES IN LIQUIDATION (CONT.)
   GOVERNMENT AGENCIES 12.4%
  kFederal Home Loan Bank, 1.75% - 3.60%, 7/01/05 - 7/02/07 .....   United States  $   661,757,000          $  655,718,234
   Federal Home Loan Mortgage Corp., 2.50%, 5/19/06 .............   United States       10,000,000               9,892,070
   Federal National Mortgage Association, 1.81% - 2.20%,
     12/23/05 - 12/29/06 ........................................   United States       32,375,000              31,808,203
  lU.S. Treasury Bill, 7/28/05 ..................................   United States       10,000,000               9,978,440
                                                                                                            ---------------
   TOTAL GOVERNMENT AGENCIES (COST $710,240,289) ................                                              707,396,947
                                                                                                            ---------------

   TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $4,025,966,427)                                      5,603,313,655
                                                                                                            ---------------

   REPURCHASE AGREEMENTS 0.0%E
m,nBarclays Capital Inc., 3.42%, 7/1/05 (Maturity Value $74,014)
     Collateralized by U.S. Government Agency Securities,
     4.50%-5.50%, 8/1/14 - 6/25/35 ..............................   United States           74,007                  74,007
m,nDeutsche Bank Securities Inc., 3.40%, 7/1/05
     (Maturity Value $63,012) Collateralized by U.S. Government
     Agency Securities, 0.00 - 5.47%, 8/12/05 -6/30/20 ..........   United States           63,006                  63,006
m,nJ P Morgan Securities, 3.35%, 7/1/05 (Maturity Value $60,012)
     U.S. Government Agency Securities,
     2.00 - 6.54%, 7/22/05 - 3/23/15 ............................   United States           60,006                  60,006
m,nMerrill Lynch GSI, 3.41%, 7/1/05 (Maturity Value $40,008)
     Collateralized by U.S. Government Agency Securities,
     0.00 - 7.625%, 7/08/05 - 2/15/30 ...........................   United States           40,004                  40,004
m,nMorgan Stanley & Company Inc., 3.45%, 7/1/05
     (Maturity Value $40,008) Collateralized by U.S. Government
     Agency Securities, 5.00% - 5.50%, 6/01/33 - 6/01/35 ........   United States           40,004                  40,004
                                                                                                            ---------------
   TOTAL REPURCHASE AGREEMENTS (COST $277,027) ..................                                                  277,027
                                                                                                            ---------------

   TOTAL INVESTMENTS (COST $4,026,243,454) 97.9% ................                                            5,603,590,682
   SECURITIES SOLD SHORT (2.8)% .................................                                             (158,118,087)
   NET UNREALIZED GAIN ON FORWARD EXCHANGE CONTRACTS 0.7% .......                                               37,760,690
   OTHER ASSETS, LESS LIABILITIES 4.2% ..........................                                              238,358,024
                                                                                                            ---------------
   NET ASSETS 100.0% ............................................                                           $5,721,591,309
                                                                                                            ---------------

                                                                      --------------
                                                                          SHARES
                                                                      --------------
  oSECURITIES SOLD SHORT 2.8%
   DIVERSIFIED FINANCIAL SERVICES 0.2%
   Nasdaq 100 ...................................................   United States          224,100          $    8,251,362
                                                                                                            ---------------

   DIVERSIFIED TELECOMMUNICATION SERVICES 0.4%
   Alltel Corp. .................................................   United States          105,700               6,582,996
   Sprint Corp. .................................................   United States          568,600              14,266,174
                                                                                                            ---------------
                                                                                                                20,849,170
                                                                                                            ---------------

   FOOD PRODUCTS 0.4%
   Kraft Foods Inc., A ..........................................   United States          776,718              24,707,400
                                                                                                            ---------------

   HEALTH CARE PROVIDERS & SERVICES 0.0%E
   Medco Health Solutions Inc. ..................................   United States           35,700               1,904,952
                                                                                                            ---------------

   HOUSEHOLD PRODUCTS 0.7%
   Procter & Gamble Co. .........................................   United States          738,800              38,971,700
                                                                                                            ---------------



                                                          Semiannual Report | 25

Mutual Beacon Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                       COUNTRY            SHARES                  VALUE
---------------------------------------------------------------------------------------------------------------------------
   SECURITIES SOLD SHORT (CONT.)
   MULTILINE RETAIL 0.2%
   Federated Department Stores Inc. .............................   United States          174,700          $   12,802,016
                                                                                                            ---------------

   OIL, GAS & CONSUMABLE FUELS 0.1%
   Valero Energy Corp. ..........................................   United States           98,500               7,792,335
                                                                                                            ---------------

   PHARMACEUTICALS 0.3%
   Johnson & Johnson ............................................   United States          254,130              16,518,450
                                                                                                            ---------------

   SOFTWARE 0.4%
   Adobe Systems Inc. ...........................................   United States          382,200              10,938,564
   Symantec Corp. ...............................................   United States          514,200              11,178,708
                                                                                                            ---------------
                                                                                                                22,117,272
                                                                                                            ---------------

   WIRELESS TELECOMMUNICATION SERVICES 0.1%
   Telephone & Data Systems Inc. ................................   United States          103,000               4,203,430
                                                                                                            ---------------
   TOTAL SECURITIES SOLD SHORT (PROCEEDS $157,716,028) ..........                                           $  158,118,087
                                                                                                            ---------------





26 | See notes to financial statements. | Semiannual Report

Mutual Beacon Fund

CURRENCY ABBREVIATIONS:
CAD    - Canadian Dollar
EUR    - Euro
GBP    - British Pound

SELECTED PORTFOLIO ABBREVIATIONS:
ADR   - American Depository Receipt
FRN   - Floating Rate Notes
GDR   - Global Depository Receipt
LIBOR - London InterBank Offered Rate
LLC   - Limited Liability Corp.
LOC   - Letter of Credit
LP    - Limited Partnership
PIBOR - Paris InterBank Offered Rate
PIK   - Payment-In-Kind
PLC   - Public Limited Co.





a  Non-income producing.
b Contingent Distributions represent the right to receive additional distributions,if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
c  See Note 10 regarding restricted and illiquid securities.
d  See Note 11 regarding holdings of 5% voting securities.
e  Rounds to less than 0.05% of net assets.
f  See Note 13 regarding other considerations.
g  The principal amount is stated in U.S. dollars unless otherwise indicated.
h  See Note 12 regarding unfunded loan commitments.
i  Defaulted securities. See Note 9.
j  Security on loan. See Note 1(i).
k See Note 1(h) regarding securities segregated with broker for securities sold short.
l A portion or all of the security is traded on a discounted basis with no stated coupon rate.
m  See Note 1(c) regarding repurchase agreements.
n  Investments from cash collateral received for loaned securities. See Note
   1(i).
o  See Note 1(h) regarding securities sold short.


                     Semiannual Report | See notes to financial statements. | 27

Mutual Beacon Fund

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
June 30, 2005 (unaudited)


Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ...........................................................................   $3,906,285,940
  Cost - Controlled affiliated issuers (Note 11) ........................................................        3,422,311
  Cost - Non-controlled affiliated issuers (Note 11) ....................................................      116,258,176
  Cost - Repurchase agreements ..........................................................................          277,027
                                                                                                            ---------------
  Total cost of investments .............................................................................   $4,026,243,454
                                                                                                            ---------------
  Value - Unaffiliated issuers (includes securities segregated with broker for securities sold short
   in the amount of $75,172,438) ........................................................................   $5,436,485,098
  Value - Controlled affiliated issuers (Note 11) .......................................................        3,666,762
  Value - Non-controlled affiliated issuers (Note 11) ...................................................      163,161,795
  Value - Repurchase agreements .........................................................................          277,027
                                                                                                            ---------------
  Total value of investments ............................................................................    5,603,590,682
 Cash ...................................................................................................        7,359,296
 Foreign currency, at value (cost $48,599,148) ..........................................................       48,700,963
 Receivables:
  Investment securities sold ............................................................................       51,650,237
  Capital shares sold ...................................................................................        3,985,216
  Dividends and interest ................................................................................       11,318,681
 Unrealized gain on forward exchange contracts (Note 8) .................................................       40,486,380
 Cash on deposit with brokers for securities sold short .................................................      169,135,573
 Due from broker - synthetic equity swaps ...............................................................        1,128,712
                                                                                                            ---------------
    Total assets ........................................................................................    5,937,355,740
                                                                                                            ---------------
Liabilities:
 Payables:
  Investment securities purchased .......................................................................       39,393,688
  Capital shares redeemed ...............................................................................        8,907,871
  Affiliates ............................................................................................        5,905,777
 Securities sold short, at value (proceeds $157,716,028) ................................................      158,118,087
 Payable upon return of securities loaned ...............................................................          277,027
 Unrealized loss on forward exchange contracts (Note 8) .................................................        2,725,690
                                                                                                            ---------------
 Other liabilities ......................................................................................          436,291
                                                                                                            ---------------
    Total liabilities ...................................................................................      215,764,431
                                                                                                            ---------------
     Net assets, at value ...............................................................................   $5,721,591,309
                                                                                                            ---------------
Net assets consist of:
 Undistributed net investment income ....................................................................   $   21,943,279
 Net unrealized appreciation (depreciation) .............................................................    1,615,481,318
 Accumulated net realized gain (loss) ...................................................................      202,026,402
 Paid-in capital ........................................................................................    3,882,140,310
                                                                                                            ---------------
     Net assets, at value ...............................................................................   $5,721,591,309
                                                                                                            ---------------




28 | See notes to financial statements. | Semiannual Report

Mutual Beacon Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2005 (unaudited)


CLASS Z:
Net assets, at value ...................................................................................    $3,363,279,793
                                                                                                            ---------------
Shares outstanding .....................................................................................       207,060,050
                                                                                                            ---------------
Net asset value and maximum offering price per share a .................................................            $16.24
                                                                                                            ---------------
CLASS A:
                                                                                                            ---------------
Net assets, at value ...................................................................................    $1,505,314,610
                                                                                                            ---------------
Shares outstanding .....................................................................................        93,183,829
                                                                                                            ---------------
Net asset value per share a ............................................................................            $16.15
                                                                                                            ---------------
Maximum offering price per share (net asset value per share / 94.25%) ..................................            $17.14
                                                                                                            ---------------
CLASS B:
Net assets, at value ...................................................................................    $  185,038,116
                                                                                                            ---------------
Shares outstanding .....................................................................................        11,731,106
                                                                                                            ---------------
Net asset value and maximum offering price per share a .................................................            $15.77
                                                                                                            ---------------
CLASS C:
Net assets, at value ...................................................................................    $  667,958,790
                                                                                                            ---------------
Shares outstanding .....................................................................................        41,740,600
                                                                                                            ---------------
Net asset value and maximum offering price per share a .................................................            $16.00
                                                                                                            ---------------



a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.

                     Semiannual Report | See notes to financial statements. | 29

Mutual Beacon Fund

STATEMENT OF OPERATIONS
For the six months ended June 30, 2005 (unaudited)

Investment income:
 Dividends: (net of foreign taxes of $3,111,688)
  Unaffiliated issuers ..........................................................................    $ 54,453,775
  Non-controlled affiliated issuers (Note 11) ...................................................         201,772
 Interest:
  Unaffiliated issuers ..........................................................................      20,642,806
  Non-controlled affiliated issuers (Note 11) ...................................................         240,804
 Other income (Note 14) .........................................................................         289,755
                                                                                                     -------------
   Total investment income ......................................................................      75,828,912
                                                                                                     -------------
Expenses:
 Management fees (Note 3a) ......................................................................      16,691,730
 Administrative fees (Note 3b) ..................................................................       2,152,079
 Distribution fees (Note 3c)
  Class A .......................................................................................       2,405,816
  Class B .......................................................................................         916,064
  Class C .......................................................................................       3,266,631
 Transfer agent fees (Note 3e) ..................................................................       2,863,000
 Custodian fees (Note 4) ........................................................................         254,000
 Reports to shareholders ........................................................................         123,000
 Registration and filing fees ...................................................................          63,000
 Professional fees ..............................................................................         407,200
 Directors' fees and expenses ...................................................................          64,300
 Dividends on securities sold short .............................................................         816,042
 Other ..........................................................................................         101,891
                                                                                                     -------------
    Total expenses ..............................................................................      30,124,753
    Expense reductions (Note 4) .................................................................         (26,221)
                                                                                                     -------------
      Net expenses ..............................................................................      30,098,532
                                                                                                     -------------
         Net investment income ..................................................................      45,730,380
                                                                                                     -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments:
   Unaffiliated issuers .........................................................................     196,794,891
   Non-controlled affiliated issuers (Note 11) ..................................................      (2,003,873)
  Written options ...............................................................................         380,517
  Foreign currency transactions .................................................................     (26,517,596)
  Securities sold short .........................................................................        (438,801)
                                                                                                     -------------
    Net realized gain (loss) ....................................................................     168,215,138
                                                                                                     -------------
 Net change in unrealized appreciation (depreciation) on:
  Investments ...................................................................................    (146,070,067)
  Translation of assets and liabilities denominated in foreign currencies .......................      91,119,213
                                                                                                     -------------
    Net change in unrealized appreciation (depreciation) ........................................     (54,950,854)
                                                                                                     -------------
Net realized and unrealized gain (loss) .........................................................     113,264,284
                                                                                                     -------------
Net increase (decrease) in net assets resulting from operations .................................    $158,994,664
                                                                                                     -------------




30 | See notes to financial statements. | Semiannual Report

Mutual Beacon Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      -------------------------------------
                                                                                      SIX MONTHS ENDED         YEAR
                                                                                        JUNE 30, 2005          ENDED
                                                                                         (UNAUDITED)     DECEMBER 31, 2004
                                                                                      -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...........................................................    $   45,730,380       $   92,816,059
  Net realized gain (loss) from investments, written options, foreign
   currency transactions, and securities sold short ...............................       168,215,138          232,630,254
  Net change in unrealized appreciation (depreciation) on investments and
   translation of assets and liabilities denominated in foreign currencies ........       (54,950,854)         387,316,410
                                                                                       ------------------------------------
      Net increase (decrease) in net assets resulting from operations .............       158,994,664          712,762,723
                                                                                       ------------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class Z ........................................................................        (7,073,130)         (77,913,804)
   Class A ........................................................................        (2,756,259)         (29,186,869)
   Class B ........................................................................          (245,216)          (2,726,902)
   Class C ........................................................................          (874,492)          (9,336,828)
  Net realized gains:
   Class Z ........................................................................       (27,121,153)         (30,107,862)
   Class A ........................................................................       (12,195,666)         (13,165,077)
   Class B ........................................................................        (1,540,854)          (1,717,371)
   Class C ........................................................................        (5,466,805)          (5,979,789)
                                                                                       ------------------------------------
 Total distributions to shareholders ..............................................       (57,273,575)        (170,134,502)
                                                                                       ------------------------------------
 Capital share transactions: (Note 2)
   Class Z ........................................................................       (59,493,553)         (76,914,860)
   Class A ........................................................................        17,305,065           21,294,207
   Class B ........................................................................        (4,518,262)          13,963,459
   Class C ........................................................................          (606,033)          16,973,359
                                                                                       ------------------------------------
 Total capital share transactions .................................................       (47,312,783)         (24,683,835)
                                                                                       ------------------------------------

 Redemption fees ..................................................................             7,293                2,731
                                                                                       ------------------------------------
      Net increase (decrease) in net assets .......................................        54,415,599          517,947,117
Net assets
 Beginning of period ..............................................................     5,667,175,710        5,149,228,593
                                                                                       ------------------------------------
 End of period ....................................................................    $5,721,591,309       $5,667,175,710
                                                                                       ------------------------------------
Undistributed net investment income/distributions in excess of net investment income included in net assets:
 End of period ....................................................................    $   21,943,279       $  (12,838,004)
                                                                                       ------------------------------------




                     Semiannual Report | See notes to financial statements. | 31

Mutual Beacon Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Beacon Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), consisting of 6 separate series. The Series Fund is an open-end investment company registered under the Investment Company Act of 1940. The financial statements of the remaining funds in the Series are presented separately.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Repurchase agreements are valued at cost.

Corporate debt securities and Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.







32 |  Semiannual Report

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of t he value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At June 30, 2005, all repurchase agreements held by the Fund had been entered into on that date.





                                                          Semiannual Report | 33

  Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

E. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily by the Fund and any equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

F. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.





34 |  Semiannual Report

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. OPTION CONTRACTS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

H. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.


I. SECURITIES LENDING

The Fund loans securities to certain brokers through a securities lending agent for which it received cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.








                                                          Semiannual Report | 35

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


J. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

K. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income, dividends declared on securities sold short, and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the funds based on the ratio of net assets of each Fund to the combined net assets of the Series Fund. Fund specific expenses are charged directly to the Fund that incurred the expense.

L. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period.
Actual results could differ from those estimates.

M. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of Fund shares held five trading days or less may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital.





36 |  Semiannual Report

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


N. GUARANTEES AND INDEMNIFICATIONS

Under the Series Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


2. CAPITAL STOCK

The Fund offers four classes of shares: Class Z, Class A, Class B and Class C. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2005, there were 1.55 billion shares authorized ($0.001 par value) of which 750 million shares were designated as Class Z, 300 million shares as Class A, 200 million shares as Class B and 300 million shares as Class C. Transactions in the Fund's shares were as follows:

                                      ----------------------------------------------------------------
                                            SIX MONTHS ENDED                      YEAR ENDED
                                              JUNE 30, 2005                    DECEMBER 31, 2004
                                      ----------------------------------------------------------------
                                          SHARES        AMOUNT              SHARES         AMOUNT
                                      ----------------------------------------------------------------
CLASS Z SHARES:
 Shares sold .......................    4,538,243    $  72,616,467         9,311,423    $ 138,383,364
 Shares issued in reinvestment of
  distributions ....................    1,935,001       31,656,622         6,402,049       98,844,650
 Shares redeemed ...................  (10,228,948)    (163,766,642)      (21,085,193)    (314,142,874)
                                      ----------------------------------------------------------------
 Net increase (decrease) ...........   (3,755,704)   $ (59,493,553)       (5,371,721)   $ (76,914,860)
                                      ----------------------------------------------------------------
CLASS A SHARES:
 Shares sold .......................    9,313,629    $ 148,525,743        17,626,495    $ 260,036,176
 Shares issued in reinvestment of
  distributions ....................      877,141       14,279,876         2,612,744       40,150,928
 Shares redeemed ...................   (9,134,976)    (145,500,554)      (18,863,471)    (278,892,897)
                                      ----------------------------------------------------------------
 Net increase (decrease) ...........    1,055,794    $  17,305,065         1,375,768    $  21,294,207
                                      ----------------------------------------------------------------
CLASS B SHARES:
 Shares sold .......................      290,806    $   4,495,429         1,843,917    $  26,599,867
 Shares issued in reinvestment of
  distributions ....................      104,219        1,657,094           273,719        4,112,587
 Shares redeemed ...................     (685,060)     (10,670,785)       (1,158,155)     (16,748,995)
                                      ----------------------------------------------------------------
 Net increase (decrease) ...........     (290,035)   $  (4,518,262)          959,481    $  13,963,459
                                      ----------------------------------------------------------------






                                                          Semiannual Report | 37

Mutual Beacon Fund

2. CAPITAL STOCK (CONTINUED)

                                      ----------------------------------------------------------------
                                            SIX MONTHS ENDED                      YEAR ENDED
                                              JUNE 30, 2005                    DECEMBER 31, 2004
                                      ----------------------------------------------------------------
                                          SHARES        AMOUNT              SHARES         AMOUNT
                                      ----------------------------------------------------------------
CLASS C SHARES:
 Shares sold .......................    2,940,254     $ 46,454,191         6,114,281    $  89,688,362
 Shares issued in reinvestment of
  distributions ....................      357,736        5,770,277           908,460       13,841,462
 Shares redeemed ...................   (3,342,378)     (52,830,501)       (5,908,416)     (86,556,465)
                                      ----------------------------------------------------------------
 Net increase (decrease) ...........      (44,388)    $   (606,033)        1,114,325    $  16,973,359
                                      ----------------------------------------------------------------


3. TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Series Fund are also officers and/or directors of the following entities:

------------------------------------------------------------------------------------------
  ENTITY                                                           AFFILIATION
------------------------------------------------------------------------------------------
  Franklin Mutual Advisers LLC (Franklin Mutual)                   Investment manager
  Franklin Templeton Services LLC (FT Services)                    Administrative manager
  Franklin Templeton Distributors Inc. (Distributors)              Principal underwriter
  Franklin Templeton Investor Services LLC (Investor Services)     Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
        0.600%          Up to and including $5 billion
        0.570%          Over $5 billion, up to and including $7 billion
        0.550%          Over $7 billion, up to and including $10 billion
        0.540%          In excess of $10 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
        0.150%          Up to and including $200 million
        0.135%          Over $200 million, up to and including $700 million
        0.100%          Over $700 million, up to and including $1.2 billion
        0.075%          In excess of $1.2 billion









38 |  Semiannual Report

Mutual Beacon Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Fund reimburses Distributors up to 0.35%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan. Under the Class A distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Net sales charges received ................................   $298,761
Contingent deferred sales charges retained ................   $172,599

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $2,863,000, of which $1,895,395 was retained by Investor Services.


4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2005, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums and certain dividends on securities sold short.









                                                          Semiannual Report | 39

Mutual Beacon Fund

5. INCOME TAXES (CONTINUED)

At June 30, 2005, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ...................................   $4,044,416,024
                                                          ---------------
Unrealized appreciation ...............................   $1,662,743,967
Unrealized depreciation ...............................     (103,569,309)
                                                          ---------------
Net unrealized appreciation (depreciation) ............   $1,559,174,658
                                                          ---------------


6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities and securities sold short) for the period ended June 30, 2005 aggregated $865,384,357 and $568,609,789, respectively.

Transactions in options written during the period ended June 30, 2005 were as follows:

                                           --------------------------------
                                            NUMBER OF           PREMIUMS
                                             CONTRACTS          RECEIVED
                                           --------------------------------
Options outstanding at
 December 31, 2004 .......................        943         $  113,289
Options written ..........................      4,862            511,965
Options expired ..........................     (2,290)          (196,790)
Options exercised ........................       (181)           (53,548)
Options closed ...........................     (3,334)          (374,916)
                                           --------------------------------
Options outstanding at
 June 30, 2005 ...........................         --         $       --
                                           --------------------------------


7. SYNTHETIC EQUITY SWAPS

As of June 30, 2005, the Fund had the following synthetic equity swaps outstanding:

------------------------------------------------------------------------------------------------------
                                                           NUMBER OF     NOTIONAL        UNREALIZED
  CONTRACTS TO BUY                                         CONTRACTS       VALUE         GAIN (LOSS)
------------------------------------------------------------------------------------------------------
  Allied Domecq PLC (6.36 - 6.43 GBP) ...................     171,702  $2,076,259          $   99,460
  Christian Dior SA (48.01 - 54.99 EUR) .................      72,087   5,591,115           1,326,935
  London Stock Exchange PLC (5.40 - 5.61 EUR) ...........      94,100     828,544            (113,577)
                                                                                           -----------
  Total contracts to buy ..............................................................    $1,312,818
                                                                                           -----------

------------------------------------------------------------------------------------------------------
                                                           NUMBER OF     NOTIONAL        UNREALIZED
  CONTRACTS TO SELL                                        CONTRACTS       VALUE         GAIN (LOSS)
------------------------------------------------------------------------------------------------------
  LVMH Moet Hennessy Louis Vuitton (54.61 - 61.76 EUR) ..      79,946  $5,561,531          $ (424,729)
                                                                                           -----------
  Total contracts to sell ...............................                                    (424,729)
                                                                                           -----------
  Net unrealized gain (loss) ..........................................................    $  888,089
                                                                                           -----------




40 |  Semiannual Report

Mutual Beacon Fund

8. FORWARD EXCHANGE CONTRACTS

At June 30, 2005, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

------------------------------------------------------------------------------------------------------------
                                                            IN              SETTLEMENT          UNREALIZED
  CONTRACTS TO BUY                                     EXCHANGE FOR            DATE             GAIN (LOSS)
------------------------------------------------------------------------------------------------------------
      62,938,413   South African Rand .....  U.S.     $  9,379,164             7/26/05  U.S.   $    44,132
      12,175,893   Swiss Francs ...........              9,598,352            12/08/05              25,787
                                                      ------------                             ------------
                                             U.S.     $ 18,977,516                      U.S.   $    69,919
                                                      ------------                             ------------

------------------------------------------------------------------------------------------------------------
                                                            IN              SETTLEMENT          UNREALIZED
  CONTRACTS TO SELL                                    EXCHANGE FOR            DATE            GAIN (LOSS)
------------------------------------------------------------------------------------------------------------
      27,000,000   Euro ...................   U.S.    $ 34,095,600             7/25/05  U.S.   $ 1,397,392
       5,000,000   Euro ...................              6,166,438 ZARa        7/26/05              78,322
     371,136,701   South African Rand .....             61,042,220             7/26/05           5,474,710
      69,254,299   British Pounds .........            128,492,796             8/11/05           4,617,356
      27,500,000   Euro ...................             35,138,573             8/23/05           1,795,459
      24,360,000   Euro ...................             30,601,360             9/13/05           1,039,509
  12,610,075,000   Korean Won .............             12,400,000             9/20/05             209,613
      34,575,000   British Pounds .........             65,857,658             9/21/05           4,078,379
   5,959,179,075   Japanese Yen ...........             57,413,214             9/28/05           3,174,610
       2,240,000   Canadian Dollars .......              1,862,805            10/21/05              28,865
      20,622,677   Euro ...................             27,122,120            10/25/05           2,045,938
     132,066,738   Norwegian Krone ........             20,575,000            12/06/05             270,209
      12,175,893   Swiss Francs ...........              9,880,000            12/06/05             255,861
      68,700,000   British Pounds .........            124,389,209            12/08/05           1,781,526
       2,825,000   Canadian Dollars .......              2,317,473             1/23/06              28,688
     635,303,036   Danish Krone ...........            115,241,591             3/17/06          10,816,607
      35,200,141   Euro ...................             45,329,704             4/25/06           2,181,076
      43,000,000   Euro ...................             54,013,512             5/23/06           1,142,341
                                                      ------------                             ------------
                                             U.S.     $831,939,273                              40,416,461
                                                      ------------                             ------------
                   Unrealized gain on forward exchange contracts .....................  U.S.   $40,486,380
                                                                                               ------------

------------------------------------------------------------------------------------------------------------
                                                            IN              SETTLEMENT          UNREALIZED
  CONTRACTS TO BUY                                     EXCHANGE FOR            DATE             GAIN (LOSS)
------------------------------------------------------------------------------------------------------------
      72,922,090   South African Rand .....   U.S.    $ 10,900,000             7/26/05  U.S.   $  (287,426)
      17,250,000   British Pounds .........             30,838,009             9/21/05            (416,946)
   1,721,431,306   Japanese Yen ...........             16,128,223             9/28/05            (460,288)
       24,725,000  British Pounds .........             44,454,147            12/08/05            (327,874)
                                                      ------------                             ------------
                                              U.S.    $102,320,379                      U.S.   $(1,492,534)
                                                      ------------                             ------------





                                                          Semiannual Report | 41

Mutual Beacon Fund

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

------------------------------------------------------------------------------------------------------------
                                                            IN               SETTLEMENT          UNREALIZED
  CONTRACTS TO SELL                                    EXCHANGE FOR             DATE            GAIN (LOSS)
------------------------------------------------------------------------------------------------------------
     827,800,000   Korean Won ..............  U.S.    $    800,000             9/20/05  U.S.   $      (248)
       3,500,000   Euro ....................             4,244,062 GBP a       9/21/05              (8,512)
      67,169,325   Canadian Dollars ........            54,558,566            10/21/05            (434,515)
      51,191,350   Norwegian Krone .........             7,849,981            12/06/05             (34,523)
     100,917,834   Canadian Dollars ........            82,138,543             1/23/06            (716,685)
       4,261,401   Euro ....................             5,220,220             4/25/06             (11,372)
      17,010,000   Euro ....................            20,887,551             5/23/06             (27,301)
                                                      ------------                             -----------
                                              U.S.    $175,698,923                              (1,233,156)
                                                      ------------                             -----------
                   Unrealized loss on forward exchange contracts .....................          (2,725,690)
                                                                                               -----------
                          Net unrealized gain on forward exchange contracts ..........  U.S.   $37,760,690
                                                                                               -----------

a The contracts noted above are cross-currency forward exchange contracts. The dollar amount disclosed is the U.S. dollar equivalent amount.


9. DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities if it becomes probable that the income will not be collected. The risks of purchasing these securities are that the issuer is unable to meet its obligation and any subsequent bankruptcy proceeding may result in unfavorable consequences to the Fund. At June 30, 2005, the value of these securities was $112,649,489, representing 1.97% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.









42 |  Semiannual Report

Mutual Beacon Fund

10. RESTRICTED AND ILLIQUID SECURITIES

At June 30, 2005, investments in securities included issues that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration under the Securities Act of 1933, unless the sale is pursuant to an exemption under the 1933 Act. The Fund has registration rights for all restricted securities held at period end. The issuer generally incurs all registration costs.

A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At June 30, 2005, the Fund held investments in restricted and illiquid securities, valued in accordance with procedures approved by the Fund's Board of Directors as reflecting fair value, as follows:

------------------------------------------------------------------------------------------------------------------
  PRINCIPAL AMOUNT,
  SHARES AND                                                  ACQUISITION
  WARRANTS      ISSUER                                            DATE             COST                  VALUE
------------------------------------------------------------------------------------------------------------------
     439,477    AboveNet inc. ..............................    10/02/01       $20,497,153           $ 10,531,363
      14,770    AboveNet Inc., wts., 9/08/08 ...............    10/02/01         1,836,931                 59,080
      17,376    AboveNet Inc., wts., 9/08/10 ...............    10/02/01         1,972,095                 13,901
  11,820,937    Cerberus NCB Acquisition LP Ltd.,
                 wts., 8/29/13 .............................    10/21/03         5,910,469             16,844,835
   1,142,353    DecisionOne Corp. ..........................     3/12/99           793,798                814,498
   1,377,805    DecisionOne Corp., 144A, 12.00%, 4/15/10 ...     3/12/99         6,055,762              1,377,805
      28,644    Esmark Inc., Series A, 10.00%, cvt. pfd. ...    11/08/04        28,644,000             28,644,000
      13,981    FE Capital Holdings Ltd. ...................     8/29/03        13,985,422             26,563,885
   1,967,636    Florida East Coast Industries Inc. .........     1/17/86        46,735,956             80,938,707
           1    Lancer Industries Inc., B ..................     8/11/89              -                   287,261
     106,700    Olympus Re Holdings Ltd. ...................    12/19/01        10,670,000             19,994,513
   2,363,800    PIG IRON LLC ...............................     4/13/05             8,709                 10,330
      20,244    Security Capital European Realty ...........     4/08/98         1,108,993                127,699
     511,600    Symetra Financial ..........................     7/27/04        51,160,000             58,834,000
                                                                                                     ------------
                  TOTAL RESTRICTED SECURITIES (4.29% of Net Assets) ..............................   $245,041,877
                                                                                                     ------------



                                                          Semiannual Report | 43

Mutual Beacon Fund

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund at June 30, 2005 were as shown below.

----------------------------------------------------------------------------------------------------------------------------------
                          NUMBER OF SHARES                         NUMBER OF SHARES
                           OR PRINCIPAL                            OR PRINCIPAL
                            AMOUNT  HELD         GROSS      GROSS     AMOUNT HELD          VALUE       INVESTMENT  REALIZED CAPITAL
  NAME OF ISSUER       AT BEGINNING OF PERIOD  ADDITIONS REDUCTIONS AT END OF PERIOD  AT END OF PERIOD   INCOME     GAINS (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
  CONTROLLED AFFILIATES A
  PMG LLC ...................      48,890           --          --        48,890       $  3,666,762  $       --  $        --
                                                                                       -------------------------------------------
  NON-CONTROLLED AFFILIATES
  Anchor Resources LLC ......      69,184           --          --        69,184                 --          --           --
  Anchor Resources LLC,
  12.00%, 12/17/06 ..........      32,368           --          --        32,368             32,368         647           --
  DecisionOne Corp. .........     278,121      864,232          --     1,142,353            814,498          --           --
  DecisionOne Corp., 144A,
  12.00%, 4/15/10 ...........          --    1,377,805          --     1,377,805          1,377,805     240,157           --
  Esmark Inc., Series A, 10.00%
  cvt. pfd. .................      19,151        9,493          --        28,644         28,644,000          --
  Farmer Brothers Co. .......   1,033,896           --          --     1,033,896         23,014,525     103,390           --
  FE Capital Holdings Ltd. ..      13,981           --          --        13,981         26,563,885          --           --
  FHC Delaware Inc. .........     507,977           --          --       507,977          1,765,677          --           --
  Florida East Coast
  Industries, Inc. ..........   1,967,636           --          --     1,967,636         80,938,707      98,382           --
  Nippon Investment LLC .....  10,862,000           --  10,862,000            --                 --b         --   (2,003,873)
  Pig Iron LLC ..............          --    2,363,800          --     2,363,800             10,330          --           --
                                                                                       -------------------------------------------
  TOTAL NON-CONTROLLED AFFILIATES ..................................................   $163,161,795  $  442,576  $(2,003,873)
                                                                                       -------------------------------------------
  TOTAL AFFILIATED SECURITIES (2.92% OF NET ASSETS) ................................   $166,828,557  $  442,576  $(2,003,873)
                                                                                       -------------------------------------------

a Issuer in which the Fund owns 25% or more of the outstanding voting securities.
b As of June 30, 2005, no longer an affiliate.


12. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion.

At June 30, 2005, unfunded commitments were as follows:

---------------------------------------------------------------------------------------
  BORROWER                                                         UNFUNDED COMMITMENT
---------------------------------------------------------------------------------------
  Entegra/Union Power, LOC Facility, FRN, 6/01/12 ...............           $2,081,545
  Entegra/Union Power, Working Capital Facility, FRN, 6/01/12 ...              312,232
  Mirant Corp., 4 Year Revolver, 7/17/05 ........................            1,132,635
  Mirant Corp., Tranche C Revolver, 4/01/04 .....................                5,779
  Owens Corning, Revolver, 6/26/02 ..............................            1,395,815
  TVMAX Holdings Inc., PIK, 14.00%, 9/30/05 .....................                   31
                                                                            -----------
                                                                            $4,928,037
                                                                            -----------

Unfunded loan commitments are marked to market daily and any unrealized gain or loss is included in the Statement of Assets and Liabilities and Statement of Operations.





44 |  Semiannual Report

Mutual Beacon Fund

13. OTHER CONSIDERATIONS

Directors or employees of Franklin Mutual, as the Fund's Investment Manager, may serve as members on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. At June 30, 2005, such individuals serve in one or more of these capacities for Kindred Healthcare, AboveNet Inc. and Esmark Inc. As a result of this involvement, such individuals may be in possession of certain material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.


14. REGULATORY MATTERS

INVESTIGATIONS AND SETTLEMENTS
As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, provided documents and information in response to subpoenas and/or requests for documents, information and/or testimony. Beginning in August 2004, the Company entered into settlements with certain of the regulators and a governmental entity investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

Two of the settlement agreements, those with the SEC and the CAGO concerning marketing support payments, provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the SEC settlement. When approved, disbursements of settlement monies under the SEC's settlement will be made promptly in accordance with the terms and conditions of that order.





                                                          Semiannual Report | 45

Mutual Beacon Fund

14. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS
On April 12, 2005, the Attorney General of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia against a number of companies engaged in the mutual fund industry, including Franklin Resources, Inc. and its subsidiary, Franklin Advisers, Inc., and certain other parties alleging violations of the West Virginia Consumer Credit and Protection Act and seeking, among other things, civil penalties and attorneys' fees and costs. Defendants have since removed the matter to the United States District Court for the Northern District of West Virginia. To the extent applicable to the Company, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing (the "Administrative Complaint") and the SEC's findings regarding market timing in its August 2, 2004 Order (the "SEC Order"), both of which matters were previously reported.

The Company, in addition to certain Franklin, Templeton, and Mutual Series mutual funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Administrative Complaint and the SEC's findings regarding market timing in the SEC Order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

The Company, in addition to certain Franklin, Templeton, and Mutual Series mutual funds, and certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of the named funds.







46 |  Semiannual Report

Mutual Beacon Fund

14. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)
The Company and fund management strongly believe that the claims made in each of the lawsuits described above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.




                                                          Semiannual Report | 47

Mutual Beacon Fund

SHAREHOLDER INFORMATION



BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT

The Board of Directors ("Board"), including a majority of the non-interested or independent directors, in 2005, approved renewal of the Fund's management agreement, as well as the Fund's administrative services agreement. Prior to a meeting of all the directors for the purpose of considering such renewals, the independent directors held three meetings dedicated to the renewal process. Throughout the process, the independent directors received assistance and advice from and met separately with independent counsel. In approving the renewal of the management agreement and the administrative services agreement for the Fund, the Board, including a majority of independent directors, determined that the existing management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the management agreement (including the administrative services agreement), the directors took into account information furnished throughout the year at regular Board meetings, as well as information specifically furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund's investment performance, expenses, portfolio composition, portfolio brokerage execution, soft dollars, Rule 12b-1 plans, shareholder servicing, compliance, pricing of securities and sales and redemptions, along with related financial statements and information about the scope and quality of services provided by the manager and its affiliates. In addition, the directors received periodic reports throughout the year and during the renewal process relating to compliance with the Fund's investment policies and restrictions. During the renewal process, the directors considered the manager's methods of operation within the Franklin Templeton group and its activities on behalf of other clients. The information furnished to the directors during the renewal process also included a special report prepared by Lipper, Inc., an independent third-party analyst ("Lipper"), comparing the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper ("Lipper Section 15(c) Report"). The directors reviewed the Lipper Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative costs, fees and total expense ratios. They concluded that the report continues to be a reliable resource in the performance of their duties. In addition, the directors received and reviewed a report on the manager's (and its parent's) profitability. Over the past year, the Board continued to monitor and evaluate management's handling of recent regulatory and legal actions pending against the manager and its affiliates. The independent Chairman of the Board and independent counsel reported to the independent directors that they had met with management to review and assess the subject matter of each such proceeding and the controls and procedures that have been implemented, and actions taken, in response to such proceedings. The independent directors were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.

In addition to the above and other matters considered by the directors throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board's decision.





48 |  Semiannual Report

Mutual Beacon Fund

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

NATURE, EXTENT AND QUALITY OF SERVICES. The directors reviewed the nature, extent and quality of the services to be provided by the manager. In this regard, they reviewed the Fund's investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. They reviewed the portfolio management team for the Fund, including its performance, staffing, compensation scheme and skills. They discussed with management various other products, portfolios and entities that are advised by the manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for any differences with respect thereto and any potential conflicts. They also reviewed the nature, extent and quality of the Fund's other service agreements in order to determine that Fund shareholders were well-served. During regular Board meetings and the aforementioned meetings to review the advisory agreement, the directors received reports and presentations on the manager's best execution trading policies. The directors considered periodic reports provided to them showing that the manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the advisory personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The directors considered compliance procedures established in accordance with recently adopted SEC requirements. They also took into account factors affecting shareholder satisfaction.

As part of the approval process, the directors had extensive conversations among themselves and with management regarding recent changes in portfolio management leadership and personnel, including the return of senior persons with prior leadership experience with the Fund and the manager. Based on their review, the directors were satisfied with the nature and quality of the overall services provided by the manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The directors reviewed and placed significant emphasis on the current investment performance of the Fund and that of the most recent three- and five-year periods. They considered the successful performance of the Fund over the past several years relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, cash levels, the factoring of expense levels and distribution costs in analyzing performance, style drift and restrictions on permitted investments.

In addition to meetings during the year with the Fund's portfolio managers to discuss performance, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund's Class A shares in comparison to other funds determined comparable by Lipper. The directors also compared Fund performance to other industry benchmarks as part of their evaluation of investment performance.





                                                          Semiannual Report | 49

Mutual Beacon Fund

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

The comparable funds, as chosen by Lipper, to Mutual Beacon Fund included retail and institutional multi-cap value funds. The Fund had a total return for the one-year period ended January 31, 2005, in the second best performing quintile and had annualized total returns for the three- and five-year periods in the second best performing quintile. As noted above, the directors also considered the Fund's performance in the context of other benchmarks.

The directors concluded that the Fund continued to experience excellent performance in comparison to its various benchmarks and in the context of the Fund's objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The directors considered the cost of the services to be provided and the profits to be realized by the manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they discussed with management the trends in expense ratios over the past two years and the reasons for any increases. Consideration was given to a comparative analysis in the Lipper Section 15(c) Report of the management fee and total expense ratios of the Fund.

The Lipper Section 15(c) Report rankings of the Fund were considered by the directors to demonstrate that the Fund's management fee and expenses ranked well among its peers. The comparable funds to the Fund for expense purposes, as chosen by Lipper, consisted of a subset of the multi-cap value funds used for the performance comparison. The Fund's management fee was in the middle expense quintile of the group and its total expenses (including 12b-1 and non-12b-1 service fees) were in the second lowest expense quintile (i.e., having the second lowest expenses).

In coming to a determination on the appropriateness of the expenses for the Fund, the directors considered the Fund's strong performance and factors relating to its operation, including, but not limited to, the quality and experience of the Fund's portfolio managers and research staff and the nature of the disciplined value investment approach followed for the Fund. The directors concluded that the expense levels for the Fund were appropriate.

The directors also reviewed a Fund profitability analysis provided by management addressing profitability to Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the affiliated adviser to the Fund. The directors noted that this analysis is reviewed every other year by independent accountants based on agreed upon procedures. The directors reviewed the basis on which such reports are prepared and the reasonableness of the cost allocation methodology utilized in the profitability analysis. The independent directors reviewed the manager's method of assignment and allocation of actual expenses to the Fund, allocations for other accounts managed by the manager and the method of allocations in the Fund profitability study.




50 |  Semiannual Report

Mutual Beacon Fund

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

The independent directors met with management to discuss the Fund profitability study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing losses; economies of scale; and the relative contribution of the Fund to the profitability of the manager and its parent. The directors also considered an additional Lipper study analyzing the profitability of the parent of the manager as compared to other publicly held managers, which also aided the directors in considering profitability outside the context of distribution. The directors also considered the extent to which the manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of "soft" commission dollars to pay for research and other similar services. Based upon their consideration of all these factors, the directors determined that the level of profits realized by the manager under the management agreement with the Fund was not excessive in view of the nature, quality and extent of services provided.

The directors also reviewed the administrative services agreement and its fee structure and considered whether any changes were required. The directors, including the independent directors voting separately, concluded that the administrative services fee is satisfactory.

ECONOMIES OF SCALE. The Board also considered economies of scale in the context of whether they are realized by the manager and its affiliates as the Fund grows larger and the extent to which this is reflected in the level of the management fee charged. The directors noted that benefits of economies of scale are shared with Fund shareholders due to the decline in the effective management fee rate as recently introduced breakpoints are achieved by the Fund. The directors assessed the savings from the breakpoints that were instituted as part of the Fund's management fee in 2004. The directors noted that, as a result of the new breakpoints, the Fund had already begun to experience savings in its management fee. The directors believed that the breakpoints approved in 2004 were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The directors also considered the effects a continued increase in assets under management would have on the management fee of the Fund. To the extent economies of scale may be realized by the manager and its affiliates, the Board believed the advisory and administrative fees provide a sharing of benefits with the Fund and its shareholders.





                                                          Semiannual Report | 51

Mutual Beacon Fund

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.



52 |  Semiannual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 8



1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6. Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.




06/05                                          Not part of the semiannual Report

   [LOGO OMITTED]
 FRANKLIN TEMPLETON       One Franklin Parkway
     INVESTMENTS          San Mateo, CA 94403-1906





WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL BEACON FUND

INVESTMENT MANAGER

FRANKLIN MUTUAL ADVISERS, LLC
101 JOHN F. KENNEDY PARKWAY
SHORT HILLS, NJ 07078
DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B & C)
1-800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.



476 S2005 08/05







MUTUAL DISCOVERY FUND



                                                                   JUNE 30, 2005
--------------------------------------------------------------------------------


[PHOTO OMITTED]


--------------------------------------------------------------------------------
                SEMIANNUAL REPORT AND SHAREHOLDER LETTER | GLOBAL
--------------------------------------------------------------------------------
                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?
                                                       Eligible shareholders can
                       MUTUAL DISCOVERY FUND           sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------







                                 [LOGO OMITTED]
                               FRANKLIN TEMPLETON
                                   INVESTMENTS
                      Franklin o Templeton o MUTUAL SERIES

Thank You For Your
Continued Participation

At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.


Mutual Series is part of Franklin Templeton Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what we believe are undervalued stocks, as well as arbitrage situations and distressed securities. Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing. Templeton pioneered international investing and, with offices in over 25 countries, offers investors a truly global perspective.


TRUE DIVERSIFICATION

Because these management groups work independently and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why the funds can be used to build truly diversified allocation plans covering every major asset class.


RELIABILITY YOU CAN TRUST

Franklin Templeton Investments seeks to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped the firm become one of the most trusted names in financial services.



--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------


[PHOTO OMITTED]


Not part of the semiannual report

Contents

SHAREHOLDER LETTER.................  1


SEMIANNUAL REPORT

Mutual Discovery Fund..............  5

Performance Summary................ 11

Your Fund's Expenses............... 14

Financial Highlights and
Statement of Investments........... 16

Financial Statements............... 32

Notes to Financial
Statements......................... 36

Shareholder Information............ 52


--------------------------------------------------------------------------------

Semiannual Report


Mutual Discovery Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Mutual Discovery Fund seeks long-term capital appreciation by investing mainly in equity securities of companies of any nation the Fund's managers believe are at prices below their intrinsic value. The Fund may invest up to 100% of its assets in foreign securities.



--------------------------------------------------------------------------------
  PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------


We are pleased to bring you Mutual Discovery Fund's semiannual report covering the period ended June 30, 2005.


PERFORMANCE OVERVIEW

Mutual Discovery Fund - Class Z posted a 4.69% cumulative total return for the six months ended June 30, 2005. The Fund outperformed its benchmarks, the Standard & Poor's 500 Composite Index (S&P 500) and Morgan Stanley Capital International (MSCI) World Index, which had total returns of -0.81% and -0.40% for the same period.1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 11.


ECONOMIC AND MARKET OVERVIEW

The global economy generally grew during the six-month period ended June 30, 2005. U.S. economic expansion continued for its 15th consecutive quarter. U.S. gross domestic product (GDP) grew at annualized rates of 3.8% and an estimated 3.4% in the first and second quarters. Apart from western Europe, foreign growth also appeared to be beating the expectations of a slowdown. China's industrial production grew almost 17% in May, and Japan's economic outlook seemed brighter after real GDP grew 4.9% annualized in the first quarter of 2005. 2






1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Sources: National Bureau of Statistics, China; Economic and Social Research Institute (Japan).

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 21.


                                                           Semiannual Report | 5

Oil prices remained a major concern for the global economy, as the commodity reached a high of more than $60 per barrel in June.3 Rising energy costs impacted companies around the world, but the effect appeared to be more dramatic in continental Europe, where consumer and business sentiment were weak for a number of reasons. This region continued to face political and economic integration issues. Unemployment rates in Germany, Spain and France remained at least 10% during the period.4 Economic growth was slow and the euro declined in value versus the U.S. dollar. Largely in consideration of these factors, the European Central Bank revised its growth expectations for the 12-nation euro zone. The bank lowered its GDP growth estimate to a more modest range of 1.1% to 1.7% from a December forecast of 1.4% to 2.4%. Aggravating the situation, France and the Netherlands rejected in principle the adoption of a common European constitution, which raised some uncertainty about the European Union's political future.

Despite the predominantly weak outlook for the European economy, many European equity markets performed well during the first half of 2005. In the six-month period, European equity markets returned 10.59%, as measured by the MSCI Europe Index, using the local currencies of this index's constituents.5 The MSCI Pacific Index, which includes Japan, returned 3.44% in local currencies for the same period.6 U.S. markets, as measured by the MSCI USA Index, had a total return of -0.41%.7 However, due to the dollar's recent appreciation versus other currencies, foreign-generated returns were reduced significantly after their conversion into U.S. dollars.

In the six months through June, the dollar rose 12% and 8% versus the euro and the yen. Although the dollar's recent rise helped make foreign-based companies' goods more competitive in U.S. markets, it had a negative effect for U.S.-based investors' returns on European and Japanese equity investments.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 6/30/05

[BAR CHART OMITTED]

U.S.                                                       31.6%
U.K.                                                       13.0%
Canada                                                      5.9%
France                                                      5.8%
South Korea                                                 4.6%
Norway                                                      3.3%
Netherlands                                                 3.2%
Switzerland                                                 3.1%
South Africa                                                3.0%
Ireland                                                     2.9%
Japan                                                       2.6%
Denmark                                                     2.5%
Hong Kong                                                   2.5%
Spain                                                       2.4%
Germany                                                     1.5%
Belgium                                                     1.5%
India                                                       1.5%
Mexico                                                      1.1%
Other Countries                                             3.2%
Other Net Assets                                            4.8%


3. Source: Bloomberg Energy/Commodity Service.

4. Sources: Deutsche Bundesbank (Germany); Spanish Labour Ministry (Spain); INSEE National Statistics Office (France).

5. Source: Standard & Poor's Micropal. The MSCI Europe Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in Europe.

6. Source: Standard & Poor's Micropal. The MSCI Pacific Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the Pacific region.

7. Source: Standard & Poor's Micropal. The MSCI USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the U.S.


6 |  Semiannual Report

INVESTMENT STRATEGY

At Mutual Series, we follow a distinctive, three-pronged investment approach, which combines purchasing undervalued equities with investing in distressed debt and risk arbitrage. We invest in undervalued common stocks of companies we believe are trading at a substantial discount to their intrinsic or business value. We focus on situations we perceive have limited downside risk and the potential for substantial long-term appreciation. In our opinion, successful investing is as much about avoiding and containing losses as it is about generating gains. We also invest in distressed securities and bankruptcy situations. We have been involved in this highly specialized field for many years and have found it can provide attractive returns over time. As with equities, we undertake our own rigorous fundamental analysis of each situation and focus our efforts on those we believe have limited risk and substantial upside potential. Lastly, the Fund invests in arbitrage situations, another highly specialized field where we have been active for some time. In arbitrage investing, we generally seek to invest in companies in the process of being acquired or undergoing mergers. By buying those shares at a discount to the announced deal value, the Fund seeks to earn a return as that discount narrows and the transaction is completed.

Although we believe returns from each of these three prongs can be attractive over time, we will migrate the Fund's capital toward areas where we find the most compelling opportunities at any given moment. Typically, the bulk of the Fund's assets will be invested in equities, while distressed investing and arbitrage will each represent a much smaller portion of the Fund. We may also hold a significant portion of the Fund's assets in cash or high-quality, short-term debt instruments when other investment opportunities are not sufficiently compelling to us. As a global fund, Mutual Discovery Fund will seek out opportunities around the world, with an emphasis on developed markets where we believe political risks are low and potential returns are attractive. We will generally seek to hedge the Fund's currency exposure when we deem it advantageous, to focus our efforts on analyzing business fundamentals and assessing the value of company assets and liabilities. We believe our three-pronged approach, coupled with rigorous fundamental analysis and an aversion to risk, should allow the Fund to achieve attractive risk-adjusted returns over time.





TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 6/30/05

-----------------------------------------------------
                                          % OF TOTAL
                                          NET ASSETS
-----------------------------------------------------
  Tobacco                                      13.1%
-----------------------------------------------------
  Insurance                                     9.3%
-----------------------------------------------------
  Food Products                                 6.8%
-----------------------------------------------------
  Diversified Financial Services                6.7%
-----------------------------------------------------
  Media                                         6.4%
-----------------------------------------------------
  Beverages                                     6.0%
-----------------------------------------------------
  Metals & Mining                               5.8%
-----------------------------------------------------
  Paper & Forest Products                       5.1%
-----------------------------------------------------
  Commercial Banks                              4.1%
-----------------------------------------------------
  Oil, Gas & Consumable Fuels                   3.9%
-----------------------------------------------------



                                                           Semiannual Report | 7

TOP 10 HOLDINGS
6/30/05

----------------------------------------------------------
  COMPANY                                      % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY                     NET ASSETS
----------------------------------------------------------
  British American Tobacco PLC                       2.9%
   TOBACCO, U.K.
----------------------------------------------------------
  Weyerhaeuser Co.                                   2.9%
   PAPER & FOREST PRODUCTS, U.S.
----------------------------------------------------------
  Orkla ASA                                          2.6%
   FOOD PRODUCTS, NORWAY
----------------------------------------------------------
  Berkshire Hathaway Inc., A & B                     2.6%
   CONGLOMERATE (MAJORITY IN
   INSURANCE), U.S.
----------------------------------------------------------
  KT&G Corp., ord. & GDR, 144A                       2.3%
   TOBACCO, SOUTH KOREA
----------------------------------------------------------
  Imperial Tobacco Group PLC                         2.3%
   TOBACCO, U.K.
----------------------------------------------------------
  Potlatch Corp.                                     2.2%
   PAPER & FOREST PRODUCTS, U.S.
----------------------------------------------------------
  Altadis SA                                         2.0%
   TOBACCO, SPAIN
----------------------------------------------------------
  White Mountains Insurance Group Inc.               1.6%
   INSURANCE, U.S.
----------------------------------------------------------
  Allied Irish Banks PLC                             1.6%
   COMMERCIAL BANKS, IRELAND
----------------------------------------------------------



MANAGER'S DISCUSSION

Notwithstanding positive performance from our distressed debt and risk arbitrage investments, the Fund's equity portfolio was the strongest contributor to performance for the six months under review. Three of our best performing stock investments were British American Tobacco (BAT), the world's second largest tobacco company with about 15% of the global market; KT&G, a Korean tobacco company; and Orkla, a Norwegian conglomerate.

London-based BAT was the largest contributor to Fund performance during the first half of 2005 despite deteriorating economic conditions in the euro zone, an important market for BAT. Amid the difficult European consumer environment, BAT continued to report earnings that exceeded market expectations, driven by market share gains in the company's four key brands. Earnings growth during the period was also fueled by a cost savings program, which was announced at the end of 2003 after the acquisition of ETI, the former state-owned Italian monopoly. Management has used the company's solid balance sheet and substantial free cash flow to buy back 3%-5% of outstanding shares per annum and pay a dividend yielding approximately 4%, which further contributed to positive stock performance. Management believed the company could grow its earnings per share at a high single-digit growth rate, and despite 16% share price appreciation for the period, BAT remained one of the cheapest European consumer stocks.

KT&G, Korea Tobacco & Ginseng, is South Korea's leading cigarette manufacturer with over 70% market share. During the fourth quarter of 2004, the cigarette distribution channel built inventories to prepare for a tax increase and uncertainty surrounding future tax actions as 2005 progressed. As a result of the short-term disruption, first quarter sales were depressed, but company fundamentals remained excellent in our view. Management plans to reduce costs by sourcing internationally grown leaves, which can be purchased significantly cheaper than domestic leaves. The company also expects to increase its products' average selling price, which is considered low compared to the GDP per capita. While KT&G continued its share buyback program at more than 4% per year, it still offered an attractive 4.5% dividend yield. The stock posted over 30% total return during the period under review and we continued to hold it, believing it represents one of the tobacco industry's best bargains.





8 |  Semiannual Report

Oslo-based Orkla began operations 350 years ago as a mining company. Through a series of acquisitions and restructurings, Orkla transformed itself into one of Norway's largest conglomerates with operations in consumer goods, media, chemicals and metals. During the first half of 2005, the company reported higher-than-forecasted earnings, as management's expense reduction program generated cost savings. Orkla also confirmed the turnaround of its problematic Danish newspaper asset and successfully navigated the difficult Scandinavian consumer environment. Orkla made a number of acquisitions in categories like snacks and confections in the Nordic and Russian markets, delivering on the company's promise to focus on its core assets. In addition to the consumer goods acquisitions, management acquired 100% ownership of aluminum producer Elkem, in which Orkla already held a significant minority position. This acquisition resolved longstanding uncertainty from the deadlock between Orkla and Alcoa battling for control of Elkem since 1998. During this reporting period, management announced an additional cost reduction program expected to benefit future profit growth. Despite the stock's appreciation of more than 16% in the first six months of 2005, we believe Orkla continued to trade at a significant discount to its intrinsic value.

Detractors from Fund performance during the six months under review included Berkshire Hathaway, an insurance company; Weyerhaeuser, a forest and paper products company; and Washington Post, a newspaper and publishing company. After rising early in the year, Berkshire Hathaway shares sagged as investors became concerned with management's ability to generate attractive returns on the company's sizable cash position, which reached $44 billion at the end of March 2005. Weyerhaeuser stock suffered during the period due to soft paper markets and a competitor's pre-announcement of weaker-than-expected earnings at the end of the second quarter. Shares of Washington Post underperformed after the company reported disappointing earnings due to poor advertising results at Newsweek. Advertising was also weak at the company's television group, which faced difficult comparisons with political ad spending in 2004.
Also entering 2005 we were less than fully hedged in foreign currencies, which negatively impacted the Fund's performance during the reporting period.






                                                           Semiannual Report | 9

Thank you for your continued participation in Mutual Discovery Fund. We look forward to serving your future investment needs.




[PHOTO OF ANNE E. GUDEFIN]

/S/Anne E. Gudefin
Anne E. Gudefin, CFA
Portfolio Manager



[PHOTO OF F. DAVID SEGAL]

/S/F. David Segal
F. David Segal, CFA
Assistant Portfolio Manager

Mutual Discovery Fund




THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.



--------------------------------------------------------------------------------
ANNE GUDEFIN has been a member of the management team of the Mutual Series Funds since 2000, when she joined Franklin Templeton Investments. Ms. Gudefin has been a portfolio manager for Mutual Qualified Fund since 2002. She assumed the duties of portfolio manager for Mutual Discovery Fund in May 2005. Previously, she was an analyst at Perry Capital.

F. DAVID SEGAL has been an assistant portfolio manager for Mutual Discovery Fund since 2004. He assumed the duties of assistant portfolio manager for Mutual Shares Fund in May 2005. He joined Franklin Templeton Investments in 2002. Previously, he was an analyst in the Structured Finance Group of MetLife for the period 1999-2002.
--------------------------------------------------------------------------------


10 |  Semiannual Report

Performance Summary as of 6/30/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.


  PRICE AND DISTRIBUTION INFORMATION
---------------------------------------------------------------------------------------------------
  CLASS Z (SYMBOL: MDISX)                               CHANGE           6/30/05         12/31/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.96            $25.22           $24.26
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/05-6/30/05)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1783
---------------------------------------------------------------------------------------------------
  CLASS A (SYMBOL: TEDIX)                               CHANGE           6/30/05         12/31/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.92            $24.99           $24.07
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/05-6/30/05)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1722
---------------------------------------------------------------------------------------------------
  CLASS B (SYMBOL: TEDBX)                               CHANGE           6/30/05         12/31/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                  +$0.83         $24.50            $23.67
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/05-6/30/05)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1590
---------------------------------------------------------------------------------------------------
  CLASS C (SYMBOL: TEDSX)                               CHANGE           6/30/05         12/31/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.84            $24.81           $23.97
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/05-6/30/05)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1604
---------------------------------------------------------------------------------------------------
  CLASS R (SYMBOL: TEDRX)                               CHANGE           6/30/05         12/31/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.90            $24.84           $23.94
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/05-6/30/05)
---------------------------------------------------------------------------------------------------
  Dividend Income             $0.1707
---------------------------------------------------------------------------------------------------


                                                          Semiannual Report | 11

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

------------------------------------------------------------------------------------------------------
  CLASS Z 1                             6-MONTH         1-YEAR            5-YEAR          10-YEAR
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2               4.69%         19.94%            59.42%          262.61%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3           4.69%         19.94%             9.78%           13.75%
------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4         $10,469        $11,994           $15,942          $36,261
------------------------------------------------------------------------------------------------------
  CLASS A 1                             6-MONTH         1-YEAR            5-YEAR  INCEPTION (11/1/96)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2               4.49%         19.52%            56.65%          165.05%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3          -1.52%         12.67%             8.10%           11.15%
------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4          $9,848        $11,267           $14,763          $24,978
------------------------------------------------------------------------------------------------------
  CLASS B 1                             6-MONTH         1-YEAR            5-YEAR   INCEPTION (1/1/99)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2               4.17%         18.78%            51.70%          102.61%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3           0.17%         14.78%             8.40%           11.49%
------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4         $10,017        $11,478           $14,970          $20,261
------------------------------------------------------------------------------------------------------
  CLASS C 1                             6-MONTH         1-YEAR            5-YEAR  INCEPTION (11/1/96)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2               4.17%         18.72%            51.67%          150.98%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3           3.17%         17.72%             8.69%           11.21%
------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4         $10,317        $11,772           $15,167          $25,098
------------------------------------------------------------------------------------------------------
  CLASS R                               6-MONTH         1-YEAR            3-YEAR   INCEPTION (1/1/02)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2               4.42%         19.34%            46.25%           46.99%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3           3.42%         18.34%            13.51%           11.67%
------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4         $10,342        $11,834           $14,625          $14,699
------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



12 |  Semiannual Report

ENDNOTES


THE FUND'S INVESTMENTS INCLUDE FOREIGN SECURITIES AND SMALLER-COMPANY STOCKS. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, AS WELL AS LOWER-RATED "JUNK BONDS," WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.


1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.


                                                          Semiannual Report | 13

Your Fund's Expenses



As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and
o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.


ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.
   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.


HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.






14 |  Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                         BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
  CLASS Z                                 VALUE 12/31/04      VALUE 6/30/05  PERIOD* 12/31/04-6/30/05
-------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,046.90               $ 5.38
-------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,019.54               $ 5.31
-------------------------------------------------------------------------------------------------------
  CLASS A
-------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,044.90               $ 7.15
-------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,017.80               $ 7.05
-------------------------------------------------------------------------------------------------------
  CLASS B
-------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,041.70               $10.43
-------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,014.58               $10.29
-------------------------------------------------------------------------------------------------------
  CLASS C
-------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,041.70               $10.43
-------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,014.58               $10.29
-------------------------------------------------------------------------------------------------------
  CLASS R
-------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,044.20               $ 7.91
-------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,017.06               $ 7.80
-------------------------------------------------------------------------------------------------------


*Expenses are equal to the annualized expense ratio for each class (Z: 1.06%; A:
1.41%; B: 2.06%; C: 2.06%; and R: 1.56%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                          Semiannual Report | 15

Mutual Discovery Fund

FINANCIAL HIGHLIGHTS

                                           --------------------------------------------------------------------------------------
                                            SIX MONTHS ENDED
                                              JUNE 30, 2005                            YEAR ENDED DECEMBER 31,
CLASS Z                                         (UNAUDITED)        2004          2003          2002          2001         2000
                                           --------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
period)
Net asset value, beginning of period ..            $24.26        $20.81        $16.16        $18.19        $18.93       $21.10
                                           --------------------------------------------------------------------------------------

Income from investment operations:

 Net investment income a ..............              0.26          0.41          0.28          0.33          0.37         0.36

 Net realized and unrealized
  gains (losses) ......................              0.88          3.58          4.80         (1.96)        (0.14)        2.14
                                           --------------------------------------------------------------------------------------
Total from investment operations ......              1.14          3.99          5.08         (1.63)         0.23         2.50
                                           --------------------------------------------------------------------------------------
Less distributions from:

 Net investment income ................             (0.18)        (0.54)        (0.43)        (0.32)        (0.34)       (0.63)

 Net realized gains ...................                --            --            --         (0.08)        (0.63)       (4.04)
                                           --------------------------------------------------------------------------------------
Total distributions ...................             (0.18)        (0.54)        (0.43)        (0.40)        (0.97)       (4.67)
                                           --------------------------------------------------------------------------------------
Redemption fees........................                --d           --d           --            --            --           --
                                           --------------------------------------------------------------------------------------
Net asset value, end of period ........            $25.22        $24.26        $20.81        $16.16        $18.19       $18.93
                                           --------------------------------------------------------------------------------------

Total return b ........................             4.69%        19.39%        31.55%       (9.06)%         1.26%       12.59%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .....        $2,735,632    $2,578,585    $2,168,161    $1,673,786    $1,931,117   $2,010,578

Ratios to average net assets:*

 Expenses c ...........................             1.06%e        1.07%         1.11%         1.04%         1.04%        1.07%

 Expenses net of waiver and
  payments by affiliate c .............             1.06%e        1.07%         1.11%         1.04%         1.04%        1.05%

 Net investment income ................             2.09%e        1.87%         1.55%         1.88%         1.93%        1.64%

Portfolio turnover rate ...............            11.02%        34.34%        46.34%        40.95%        59.32%       75.34%

*Ratios to average net assets, excluding dividend expense on securities sold short:

Expenses ..............................             1.04%e        1.06%         1.08%         1.03%         1.02%        1.04%

Expenses net of waiver and
  payments by affiliate ...............             1.04%e        1.06%         1.08%         1.03%         1.02%        1.02%



a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
d Amount is less than $0.01 per share.
e Annualized.


16 | See notes to financial statements. | Semiannual Report

Mutual Discovery Fund

                                                    -----------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                       JUNE 30, 2005                    YEAR ENDED DECEMBER 31,
CLASS A                                                  (UNAUDITED)     2004         2003       2002        2001        2000
                                                    -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............          $24.07      $20.67       $16.06     $18.08      $18.83      $21.00
                                                    -----------------------------------------------------------------------------

Income from investment operations:

 Net investment income a ........................            0.21        0.33         0.21       0.27        0.30        0.28

 Net realized and unrealized gains (losses) .....            0.88        3.54         4.78      (1.95)      (0.14)       2.14
                                                    -----------------------------------------------------------------------------
Total from investment operations ................            1.09        3.87         4.99      (1.68)       0.16        2.42
                                                    -----------------------------------------------------------------------------
Less distributions from:

 Net investment income ..........................           (0.17)      (0.47)       (0.38)     (0.26)      (0.28)      (0.55)

 Net realized gains .............................              --          --           --      (0.08)      (0.63)      (4.04)
                                                    -----------------------------------------------------------------------------
Total distributions .............................           (0.17)      (0.47)       (0.38)     (0.34)      (0.91)      (4.59)
                                                    -----------------------------------------------------------------------------
Redemption fees .................................              --d         --d          --         --          --          --
                                                    -----------------------------------------------------------------------------
Net asset value, end of period ..................          $24.99      $24.07       $20.67     $16.06      $18.08      $18.83
                                                    -----------------------------------------------------------------------------

Total return b ..................................           4.49%      18.98%       31.13%    (9.39)%       0.86%      12.27%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............      $2,601,794  $2,106,695   $1,439,579   $925,278    $911,434    $877,528

Ratios to average net assets:*

 Expenses c .....................................           1.41%e      1.42%        1.46%      1.39%       1.39%       1.42%

 Expenses net of waiver and payments by
  affiliate c ...................................           1.41%e      1.42%        1.46%      1.39%       1.39%       1.40%

 Net investment income ..........................           1.74%e      1.52%        1.20%      1.53%       1.57%       1.30%

Portfolio turnover rate .........................          11.02%      34.34%       46.34%     40.95%      59.32%      75.34%

*Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses .......................................           1.39%e      1.41%        1.43%      1.38%       1.37%       1.39%

 Expenses net of waiver and payments by
  affiliate .....................................           1.39%e      1.41%        1.43%      1.38%       1.37%       1.37%



a Based on average daily shares outstanding.
b Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period.
  See below for expense ratios that reflect only operating expenses.
d Amount is less than $0.01 per share.
e Annualized.



                     Semiannual Report | See notes to financial statements. | 17

Mutual Discovery Fund

                                                    -----------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                       JUNE 30, 2005                    YEAR ENDED DECEMBER 31,
CLASS B                                                 (UNAUDITED)      2004         2003       2002        2001        2000
                                                    -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............          $23.67     $20.35       $15.85     $17.87      $18.66      $20.90
                                                    -----------------------------------------------------------------------------

Income from investment operations:

 Net investment income a .........................            0.13       0.18         0.09       0.16        0.16        0.15

 Net realized and unrealized gains (losses) ......            0.86       3.49         4.69      (1.92)      (0.12)       2.11
                                                    -----------------------------------------------------------------------------
Total from investment operations .................            0.99       3.67         4.78      (1.76)        .04        2.26
                                                    -----------------------------------------------------------------------------
Less distributions from:

 Net investment income ...........................           (0.16)     (0.35)       (0.28)     (0.18)      (0.20)      (0.46)

 Net realized gains ..............................              --         --           --      (0.08)      (0.63)      (4.04)
                                                    -----------------------------------------------------------------------------
Total distributions ..............................           (0.16)     (0.35)       (0.28)     (0.26)      (0.83)      (4.50)
                                                    -----------------------------------------------------------------------------
Redemption fees ..................................              --d        --d          --         --          --          --
                                                    -----------------------------------------------------------------------------
Net asset value, end of period ...................          $24.50     $23.67       $20.35     $15.85      $17.87      $18.66
                                                    -----------------------------------------------------------------------------

Total return b ...................................           4.17%     18.22%       30.22%(9.94)%           0.21%      11.50%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................        $201,697   $186,841     $115,801    $64,747     $41,346     $19,949

Ratios to average net assets:*

 Expenses c ......................................           2.06%e     2.07%        2.11%      2.04%       2.04%       2.07%

 Expenses net of waiver and payments by
  affiliate c ....................................           2.06%e     2.07%        2.11%      2.04%       2.04%       2.05%

 Net investment income ...........................           1.09%e     0.87%        0.55%      0.88%       0.85%       0.70%

Portfolio turnover rate ..........................          11.02%     34.34%       46.34%     40.95%      59.32%      75.34%

*Ratios to average net assets, excluding dividend expense on securities sold short:

Expenses .........................................           2.04%e     2.06%        2.08%      2.03%       2.02%       2.04%

 Expenses net of waiver and payments by
  affiliate ......................................           2.04%e     2.06%        2.08%      2.03%       2.02%       2.02%



a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
d Amount is less than $0.01 per share.
e Annualized.


18 | See notes to financial statements. | Semiannual Report

Mutual Discovery Fund

                                                    -----------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                       JUNE 30, 2005                   YEAR ENDED DECEMBER 31,
CLASS C                                                 (UNAUDITED)      2004         2003       2002        2001        2000
                                                    -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............           $23.97     $20.59       $16.02     $18.03      $18.77      $20.95
                                                    -----------------------------------------------------------------------------

Income from investment operations:

 Net investment income a ........................             0.13       0.19         0.10       0.16        0.18        0.14

 Net realized and unrealized gains (losses) .....             0.87       3.53         4.73      (1.94)      (0.13)       2.13
                                                    -----------------------------------------------------------------------------
Total from investment operations ................             1.00       3.72         4.83      (1.78)       0.05        2.27
                                                    -----------------------------------------------------------------------------
Less distributions from:

 Net investment income ..........................            (0.16)     (0.34)       (0.26)     (0.15)      (0.16)      (0.41)

 Net realized gains .............................               --         --           --      (0.08)      (0.63)      (4.04)
                                                    -----------------------------------------------------------------------------
Total distributions .............................            (0.16)     (0.34)       (0.26)     (0.23)      (0.79)      (4.45)
                                                    -----------------------------------------------------------------------------
Redemption fees .................................               --d        --d          --         --          --          --
                                                    -----------------------------------------------------------------------------
Net asset value, end of period ..................           $24.81     $23.97       $20.59     $16.02      $18.03      $18.77
                                                    -----------------------------------------------------------------------------

Total return b ..................................            4.17%     18.17%       30.29%    (9.98)%       0.25%      11.53%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............       $1,150,692   $968,934     $725,489   $525,375    $561,808    $554,968

Ratios to average net assets:*

 Expenses c .....................................            2.06%e     2.07%        2.11%      2.03%       2.03%       2.07%

 Expenses net of waiver and payments by
  affiliate c ...................................            2.06%e     2.07%        2.11%      2.03%       2.03%       2.04%

 Net investment income ..........................            1.09%e     0.87%        0.55%      0.89%       0.93%       0.65%

Portfolio turnover rate .........................           11.02%     34.34%       46.34%     40.95%      59.32%      75.34%

*Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses .......................................            2.04%e     2.06%        2.08%      2.02%       2.01%       2.04%

 Expenses net of waiver and payments by
  affiliate .....................................            2.04%e     2.06%        2.08%      2.02%       2.01%       2.01%



a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
d Amount is less than $0.01 per share.
e Annualized.


                     Semiannual Report | See notes to financial statements. | 19

Mutual Discovery Fund

                                                                            -----------------------------------------------------
                                                                             SIX MONTHS ENDED
                                                                               JUNE 30, 2005        YEAR ENDED DECEMBER 31,
CLASS R                                                                          (UNAUDITED)     2004        2003        2002 F
                                                                            -----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................................           $23.94     $20.57      $16.01      $18.08
                                                                            -----------------------------------------------------

Income from investment operations:

 Net investment income a ................................................             0.19       0.29        0.17        0.25

 Net realized and unrealized gains (losses) .............................             0.88       3.54        4.76       (1.95)
                                                                            -----------------------------------------------------
Total from investment operations ........................................             1.07       3.83        4.93       (1.70)
                                                                            -----------------------------------------------------
Less distributions from:

 Net investment income ..................................................            (0.17)     (0.46)      (0.37)      (0.29)

 Net realized gains .....................................................               --         --          --       (0.08)
                                                                            -----------------------------------------------------
Total distributions .....................................................            (0.17)     (0.46)      (0.37)      (0.37)
                                                                            -----------------------------------------------------
Redemption fees .........................................................               --d        --d         --          --
                                                                            -----------------------------------------------------
Net asset value, end of period ..........................................           $24.84     $23.94      $20.57      $16.01
                                                                            -----------------------------------------------------

Total return b ..........................................................            4.42%     18.84%      30.87%      (9.49)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .......................................          $70,973    $46,690     $19,546      $3,932

Ratios to average net assets:*

 Expenses c .............................................................            1.56%e     1.57%       1.61%       1.54%e

 Net investment income ..................................................            1.59%e     1.37%       1.05%       1.38%e

Portfolio turnover rate .................................................           11.02%     34.34%      46.34%      40.95%

*Ratios to average net assets, excluding dividend expense on securities sold short:

Expenses ................................................................            1.54%e     1.56%       1.58%       1.54%e



a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
d Amount is less than $0.01 per share.
e Annualized.
f For the period January 2, 2002 (effective date) to December 31, 2002.




20 | See notes to financial statements. | Semiannual Report

Mutual Discovery Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2005 (UNAUDITED)



---------------------------------------------------------------------------------------------------------------------------
                                                                                      SHARES/WARRANTS/
                                                                         COUNTRY          CONTRACTS             VALUE
---------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS 91.6%
     AEROSPACE & DEFENSE 0.3%
     Northrop Grumman Corp. ......................................    United States        310,400          $   17,149,600
                                                                                                            ---------------

     AIRLINES 0.6%
    aACE Aviation Holdings Inc. ..................................       Canada          1,207,940              39,291,820
    aACE Aviation Holdings Inc., A, 144A .........................       Canada             64,416               2,095,321
  a,bAir Canada Inc., Contingent Distribution ....................       Canada        249,992,001                      --
                                                                                                            ---------------
                                                                                                                41,387,141
                                                                                                            ---------------
     AUTOMOBILES 0.2%
     Hero Honda Motors Ltd. ......................................        India          1,042,903              13,872,589
                                                                                                            ---------------

     BEVERAGES 6.0%
     Brown-Forman Corp., A .......................................    United States        143,200               9,164,800
     Brown-Forman Corp., B .......................................    United States        391,650              23,679,159
     Carlsberg AS, A .............................................       Denmark           113,300               5,381,876
     Carlsberg AS, B .............................................       Denmark         1,876,968              96,321,203
     Coca-Cola Enterprises Inc. ..................................    United States        895,900              19,718,759
     Diageo PLC ..................................................   United Kingdom      5,181,408              76,392,375
     Fomento Economico Mexicano SA de CV (Femsa), ADR ............       Mexico          1,050,228              62,562,082
     Heineken Holding NV, A ......................................     Netherlands       1,453,068              40,526,611
     Pernod-Ricard SA ............................................       France            449,824              71,845,566
                                                                                                            ---------------
                                                                                                               405,592,431
                                                                                                            ---------------

     CAPITAL MARKETS 0.0%C
    aA.B. Watley Group Inc. ......................................    United States        128,355                   7,701
                                                                                                            ---------------

     CHEMICALS 1.6%
     Givaudan AG .................................................     Switzerland          88,065              51,218,956
     Linde AG ....................................................       Germany           440,300              29,738,697
    aMG Technologies AG ..........................................       Germany           669,517               8,020,108
     Solvay SA ...................................................       Belgium           162,140              16,666,214
                                                                                                            ---------------
                                                                                                               105,643,975
                                                                                                            ---------------

     COMMERCIAL BANKS 4.1%
     Allied Irish Banks PLC ......................................       Ireland         4,877,727             104,937,971
     Bank of Ireland .............................................       Ireland         2,475,126              39,941,636
     BNP Paribas SA ..............................................       France            594,632              40,795,734
  a,dCerberus NCB Acquisition LP Ltd., wts., 8/29/13 .............        Japan          9,799,350              13,964,074
     Danske Bank .................................................       Denmark         1,352,880              40,700,097
a,d,eFE Capital Holdings Ltd. ....................................        Japan             11,589              22,018,442
     Foreningssparbanken AB, A ...................................       Sweden            619,400              13,592,893
                                                                                                            ---------------
                                                                                                               275,950,847
                                                                                                            ---------------


                                                          Semiannual Report | 21

Mutual Discovery Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                      SHARES/WARRANTS/
                                                                         COUNTRY          CONTRACTS             VALUE
---------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     COMMERCIAL SERVICES & SUPPLIES 0.4%
     Comdisco Holding Co. Inc. ...................................    United States            344          $        5,762
    bComdisco, Contingent Distribution ...........................    United States     41,726,153                      --
     Fursys Inc. .................................................     South Korea         366,100               7,254,761
     Republic Services Inc. ......................................    United States        600,900              21,638,409
  a,bSafety Kleen Corp., Contingent Distribution .................    United States        520,000                      --
                                                                                                            ---------------
                                                                                                                28,898,932
                                                                                                            ---------------

     COMPUTERS & PERIPHERALS 0.0%C
  a,dDecisionOne Corp. ...........................................    United States        359,884                 256,597
                                                                                                            ---------------

     CONSTRUCTION MATERIALS 0.8%
     Ciments Francais SA .........................................       France            399,572              39,016,831
     Hanil Cement Manufacturing Co. Ltd. .........................     South Korea         270,680              16,013,162
                                                                                                            ---------------
                                                                                                                55,029,993
                                                                                                            ---------------

     CONTAINERS & PACKAGING 0.8%
     Temple-Inland Inc. ..........................................    United States      1,371,420              50,948,253
                                                                                                            ---------------

     DISTRIBUTORS 0.4%
     Compania de Distribucion Integral Logista SA ................        Spain            564,170              28,752,908
                                                                                                            ---------------

     DIVERSIFIED FINANCIAL SERVICES 6.8%
     Brascan Corp., A ............................................       Canada          1,773,400              67,745,588
     Euronext ....................................................     Netherlands       1,357,836              45,986,847
     Fortis Group NV .............................................       Belgium         2,222,940              61,675,860
     Guinness Peat Group PLC .....................................     New Zealand      22,027,831              30,658,294
     Jardine Matheson Holdings Ltd. ..............................      Hong Kong        3,610,712              63,909,603
     Jardine Strategic Holdings Ltd. .............................      Hong Kong        7,356,100              75,032,220
     Leucadia National Corp. .....................................    United States      1,027,170              39,679,577
     London Stock Exchange PLC ...................................   United Kingdom        474,100               4,174,417
  a,bMarconi Corp., Contingent Distribution ......................   United Kingdom     33,909,700                      --
     Remgro Ltd. .................................................    South Africa       4,382,450              69,224,285
     Spinrite Income Fund, 144A ..................................       Canada            274,300               2,785,317
                                                                                                            ---------------
                                                                                                               460,872,008
                                                                                                            ---------------

     DIVERSIFIED TELECOMMUNICATION SERVICES 4.0%
a,d,e,fAboveNet Inc. .............................................    United States        332,512               7,968,118
a,b,fAboveNet Inc., Contingent Distribution ......................    United States     46,367,000                      --
a,d,e,fAboveNet Inc., wts., 9/08/08 ..............................    United States         11,105                  44,420
a,d,e,fAboveNet Inc., wts., 9/08/10 ..............................    United States         13,066                  10,453
     BCE Inc. ....................................................       Canada            263,300               6,232,716
     Belgacom SA .................................................       Belgium           458,000              15,655,515
     Chunghwa Telecom Co. Ltd., ADR ..............................       Taiwan            999,982              21,429,614
  a,bGlobal Crossing Holdings Ltd., Contingent Distribution           United States     45,658,716                      --
     Koninklijke KPN NV ..........................................     Netherlands       2,137,200              17,946,842
     MCI Inc. ....................................................    United States      1,148,134              29,518,525
    aNTL Inc. ....................................................   United Kingdom      1,344,522              91,992,195
  a,bTelewest Communications PLC, Contingent Distribution ........   United Kingdom     53,009,022                      --
  a,bTelewest Finance Ltd., Contingent Distribution ..............   United Kingdom      5,738,000                      --
    aTelewest Global Inc. ........................................   United Kingdom      3,124,100              71,166,998
     Verizon Communications Inc. .................................    United States        283,800               9,805,290
                                                                                                            ---------------
                                                                                                               271,770,686
                                                                                                            ---------------



22 |  Semiannual Report

Mutual Discovery Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                      SHARES/WARRANTS/
                                                                         COUNTRY          CONTRACTS             VALUE
---------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     ELECTRIC UTILITIES 0.3%
     E.ON AG .....................................................       Germany           209,800          $   18,704,173
    aEntegra/Union Power, 144A ...................................    United States        131,128                      --
                                                                                                            ---------------
                                                                                                                18,704,173
                                                                                                            ---------------

     FOOD & STAPLES RETAILING 1.2%
     Carrefour SA ................................................       France          1,537,070              74,579,838
    aNeighborcare Inc. ...........................................    United States        124,544               4,131,124
                                                                                                            ---------------
                                                                                                                78,710,962
                                                                                                            ---------------

     FOOD PRODUCTS 7.1%
     Cadbury Schweppes PLC .......................................   United Kingdom      4,575,019              43,684,010
     CSM NV ......................................................     Netherlands       1,888,865              58,440,653
    eFarmer Brothers Co. .........................................    United States        904,637              20,137,219
     General Mills Inc. ..........................................    United States        478,600              22,393,694
     Groupe Danone ...............................................       France            606,400              53,342,949
     Lotte Confectionary Co. Ltd. ................................     South Korea          52,189              36,322,939
     Nestle SA                                                         Switzerland         219,229              56,098,543
     Nong Shim Co. Ltd. ..........................................     South Korea          47,146              13,672,112
     Orkla ASA ...................................................       Norway          4,856,682             179,106,406
                                                                                                            ---------------
                                                                                                               483,198,525
                                                                                                            ---------------

     HEALTH CARE EQUIPMENT & SUPPLIES 0.4%
     Guidant Corp. ...............................................    United States        444,400              29,908,120
                                                                                                            ---------------

     HEALTH CARE PROVIDERS & SERVICES 1.0%
    aAccredo Health Inc. .........................................    United States        195,300               8,866,620
  a,fKindred Healthcare Inc. .....................................    United States        934,740              35,173,799
  a,fKindred Healthcare Inc., Jan. 9.07 Calls, 1/01/13 ...........    United States            449                  12,821
  a,fKindred Healthcare Inc., Jan. 25.99 Calls, 1/01/14 ..........    United States            223                   2,596
  a,fKindred Healthcare Inc., Jan. 26.00 Calls, 1/01/12 ..........    United States            675                   7,850
  a,fKindred Healthcare Inc., Jul. 23.75 Calls, 7/17/11 ..........    United States          2,259                  31,354
  a,fKindred Healthcare Inc., wts., Series A, 4/20/06 ............    United States         88,766               4,186,027
  a,fKindred Healthcare Inc., wts., Series B, 4/20/06 ............    United States        221,915               9,866,341
     MDS Inc. ....................................................       Canada            750,400              11,276,519
                                                                                                            ---------------
                                                                                                                69,423,927
                                                                                                            ---------------
     HOTELS, RESTAURANTS & LEISURE 0.2%
    aFHC Delaware Inc. ...........................................    United States        212,022                 736,967
a,d,eHancock Discovery LLC .......................................    United States      8,758,216                 500,007
  a,bTrump Atlantic, Contingent Distribution .....................    United States     24,246,000                 872,856
    aTrump Entertainment Resorts Inc. ............................    United States        835,578              11,363,861
                                                                                                            ---------------
                                                                                                                13,473,691
                                                                                                            ---------------

     HOUSEHOLD DURABLES 0.3%
     Hunter Douglas NV ...........................................     Netherlands         377,861              18,896,479
    aMaytag Corp., Jul. 15.00 Puts, 7/16/05 ......................    United States            173                   1,730
                                                                                                            ---------------
                                                                                                                18,898,209
                                                                                                            ---------------




                                                          Semiannual Report | 23

Mutual Discovery Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                      SHARES/WARRANTS/
                                                                         COUNTRY          CONTRACTS             VALUE
---------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     INDUSTRIAL CONGLOMERATES 0.7%
     Siemens AG ..................................................       Germany           654,803          $   47,855,407
                                                                                                            ---------------

     INSURANCE 9.3%
    aAlleghany Corp.                                                  United States         73,574              21,851,478
    aBerkshire Hathaway Inc., A ..................................    United States            853              71,225,500
    aBerkshire Hathaway Inc., B ..................................    United States         38,270             106,524,545
     Catlin Group ................................................   United Kingdom      4,611,930              33,667,643
     E-L Financial Corp. Ltd. ....................................       Canada            177,619              57,848,324
     Hartford Financial Services Group Inc. ......................    United States        511,000              38,212,580
a,d,eImagine Group Holdings Ltd. .................................       Bermuda         4,551,501              46,614,334
     IPC Holdings Ltd. ...........................................    United States        325,665              12,902,847
     Irish Life & Permanent PLC ..................................       Ireland         2,899,665              50,979,651
     Montpelier Re Holdings Ltd. .................................       Bermuda           107,027               3,700,994
     Old Republic International Corp. ............................    United States      1,518,550              38,404,129
  a,dOlympus Re Holdings Ltd. ....................................       Bermuda            47,160               8,837,312
     Prudential Financial Inc. ...................................    United States        421,200              27,655,992
     White Mountains Insurance Group Inc. ........................    United States        175,415             110,669,324
                                                                                                            ---------------
                                                                                                               629,094,653
                                                                                                            ---------------

     IT SERVICES 0.1%
    aSungard Data Systems Inc. ...................................    United States        268,700               9,450,179
                                                                                                            ---------------

     LEISURE EQUIPMENT & PRODUCTS 0.5%
     Agfa Gevaert NV .............................................       Belgium           367,220              10,153,037
     Mattel Inc. .................................................    United States        721,400              13,201,620
     Shimano Inc. ................................................        Japan            339,500               9,648,367
                                                                                                            ---------------
                                                                                                                33,003,024
                                                                                                            ---------------
     MACHINERY 1.7%
     Metso OYJ ...................................................       Finland           756,000              16,470,180
     Schindler Holding AG ........................................     Switzerland         212,277              76,676,744
     Schindler Holding AG, Reg D .................................     Switzerland          65,126              23,816,362
                                                                                                            ---------------
                                                                                                               116,963,286
                                                                                                            ---------------

     MARINE 0.4%
     A P Moller - Maersk A/S .....................................       Denmark             3,046              29,086,079
                                                                                                            ---------------

     MEDIA 6.4%
     Astral Media Inc., A ........................................       Canada          1,394,900              35,922,859
    aCJ CGV Co. Ltd. .............................................     South Korea         577,110              14,755,495
     Clear Channel Communications Inc. ...........................    United States      1,598,100              49,429,233
    aComcast Corp., A ............................................    United States        179,400               5,373,030
     Daekyo Co. Ltd. .............................................     South Korea          67,620               4,640,909
     E.W. Scripps Co., A .........................................    United States        310,500              15,152,400
     EchoStar Communications Corp., A ............................    United States        581,900              17,544,285
     Hollinger International Inc. ................................    United States        880,440               7,931,884
    aJC Decaux SA ................................................       France            494,086              12,524,777
    aLiberty Media Corp., A ......................................    United States      4,255,518              43,363,729



24 |  Semiannual Report

Mutual Discovery Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                      SHARES/WARRANTS/
                                                                         COUNTRY          CONTRACTS             VALUE
---------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     MEDIA (CONT.)
     News Corp. Ltd., A ..........................................    United States      3,048,600          $   49,326,348
     Omnicom Group Inc. ..........................................    United States        197,900              15,804,294
     Pearson PLC .................................................   United Kingdom      3,178,598              37,439,820
     SES Global, FDR .............................................     Luxembourg        3,351,398              49,675,873
    aTVMAX Holdings Inc. .........................................    United States        118,432                 118,432
     Viacom Inc., B ..............................................    United States        658,900              21,097,978
     Washington Post Co., B ......................................    United States         60,003              50,104,305
                                                                                                            ---------------
                                                                                                               430,205,651
                                                                                                            ---------------

     METALS & MINING 5.4%
     Anglo American PLC ..........................................    South Africa       3,729,617              87,459,355
     Anglo American PLC, ADR .....................................    South Africa           1,000                  23,500
     Freeport McMoran Copper & Gold Inc., B ......................    United States        490,100              18,349,344
  a,eGammon Lake Resources Inc. ..................................       Canada          4,402,100              29,644,376
    aGlamis Gold Ltd. ............................................       Canada            782,700              13,403,841
     Gold Fields Ltd. ............................................    South Africa          20,244                 231,621
     Goldcorp Inc. (CADTraded)....................................       Canada            144,300               2,277,054
     Goldcorp Inc. ...............................................       Canada            467,069               7,430,557
    aGoldcorp Inc., wts., 5/30/07 ................................       Canada            600,670               1,568,968
     Harmony Gold Mining Co. Ltd., ADR ...........................    South Africa         438,500               3,753,560
     Hindalco Industries Inc. ....................................        India            558,880              15,436,529
     Impala Platinum Holdings Ltd. ...............................    South Africa         462,062              41,419,071
    aKinross Gold Corp. ..........................................       Canada            687,500               4,208,840
    aLionOre Mining International Ltd. ...........................       Canada          4,500,000              23,104,236
     Mittal Steel Co. NV, Reg D ..................................     Netherlands       1,572,255              37,325,334
     Newmont Mining Corp. ........................................    United States      1,874,600              73,165,638
     Noranda Inc. ................................................       Canada             42,142                 725,815
a,d,ePig Iron LLC ................................................    United States      2,645,800                  11,562
     Placer Dome Inc. ............................................       Canada            496,500               7,598,870
    aRandgold & Exploration Co. Ltd., ADR ........................    South Africa         143,100                 241,839
                                                                                                            ---------------
                                                                                                               367,379,910
                                                                                                            ---------------

     MULTI-UTILITIES 0.2%
     Northwestern Corp. ..........................................    United States        322,840              10,175,917
  a,bNorthwestern Corp., Contingent Distribution .................    United States      9,790,000                 636,350
                                                                                                            ---------------
                                                                                                                10,812,267
                                                                                                            ---------------

     MULTILINE RETAIL 0.4%
     May Department Stores Co. ...................................    United States        616,400              24,754,624
                                                                                                            ---------------

     OIL, GAS & CONSUMABLE FUELS 4.0%
     Anchor Resources LLC ........................................    United States         53,272                      --
     Bharat Petroleum Corp. Ltd. .................................        India            211,700               1,788,311
     BP PLC ......................................................   United Kingdom      2,095,000              21,805,324
     BP PLC, ADR .................................................   United Kingdom        180,900              11,284,542
     Canadian Oil Sands Trust ....................................       Canada            389,100              28,616,366
     Eni SpA .....................................................        Italy            847,600              21,855,352
     Oil & Natural Gas Corp. Ltd. ................................        India          1,095,168              25,713,462



                                                          Semiannual Report | 25

Mutual Discovery Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                      SHARES/WARRANTS/
                                                                         COUNTRY          CONTRACTS             VALUE
---------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     OIL, GAS & CONSUMABLE FUELS (CONT.)
     Premcor Inc. ................................................    United States        225,700          $   16,742,426
     Statoil ASA .................................................       Norway          1,874,957              38,302,488
     Suncor Energy Inc. ..........................................       Canada          1,037,600              49,055,418
     Total SA, B .................................................       France            127,671              30,015,700
     Total SA, B, ADR ............................................       France            208,648              24,380,519
                                                                                                            ---------------
                                                                                                               269,559,908
                                                                                                            ---------------

     PAPER & FOREST PRODUCTS 5.1%
    ePotlatch Corp. ..............................................    United States      2,857,750             149,546,058
     Weyerhaeuser Co. ............................................    United States      3,052,200             194,272,530
                                                                                                            ---------------
                                                                                                               343,818,588
                                                                                                            ---------------

     PERSONAL PRODUCTS 0.9%
     Amorepacific Corp. ..........................................     South Korea         111,070              29,418,250
     Gillette Co. ................................................    United States        651,900              33,005,697
                                                                                                            ---------------
                                                                                                                62,423,947
                                                                                                            ---------------

     PHARMACEUTICALS 1.9%
     Astellas Pharmaceutical Inc. ................................        Japan            907,648              31,035,600
     Pfizer Inc. .................................................    United States        431,700              11,906,286
     Sanofi-Aventis ..............................................       France            388,595              31,926,433
     Takeda Pharmaceutical Co. Ltd. ..............................        Japan            672,500              33,370,173
     Wyeth .......................................................    United States        395,300              17,590,850
                                                                                                            ---------------
                                                                                                               125,829,342
                                                                                                            ---------------

     REAL ESTATE 1.8%
    aCanary Wharf Group PLC ......................................   United Kingdom      5,400,183              27,667,945
     iStar Financial Inc. ........................................    United States      1,056,000              43,919,040
  a,dSecurity Capital European Realty ............................     Luxembourg           14,787                  93,276
     Swire Pacific Ltd., A .......................................      Hong Kong          655,200               5,796,663
     Swire Pacific Ltd., B .......................................      Hong Kong       12,108,400              19,633,095
a,d,eTorre Mayor Investments LP ..................................       Mexico                170              11,390,000
     Ventas Inc. .................................................    United States        516,500              15,598,300
                                                                                                            ---------------
                                                                                                               124,098,319
                                                                                                            ---------------

     ROAD & RAIL 1.6%
     CSX Corp. ...................................................    United States        443,700              18,928,242
  d,eFlorida East Coast Industries Inc. ..........................    United States      2,247,600              92,455,026
                                                                                                            ---------------
                                                                                                               111,383,268
                                                                                                            ---------------

     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.4%
     Samsung Electronics Co. Ltd. ................................     South Korea          55,500              26,502,658
                                                                                                            ---------------

     SOFTWARE 0.3%
    aVeritas Software Corp. ......................................    United States        796,400              19,432,160
                                                                                                            ---------------

     THRIFTS & MORTGAGE FINANCE 0.4%
     Hudson City Bancorp Inc. ....................................    United States      2,326,520              26,545,593
                                                                                                            ---------------




26 |  Semiannual Report

Mutual Discovery Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                      SHARES/WARRANTS/
                                                                         COUNTRY          CONTRACTS            VALUE
---------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     TOBACCO 13.1%
     Altadis SA ..................................................        Spain          3,181,151          $  133,450,911
     Altria Group Inc. ...........................................    United States        995,105              64,343,489
     British American Tobacco PLC ................................   United Kingdom     10,342,443             199,359,894
     Gallaher Group PLC ..........................................   United Kingdom      4,301,952              63,888,469
     Imperial Tobacco Group PLC ..................................   United Kingdom      5,733,336             154,372,082
     ITC Ltd. ....................................................        India          1,202,467              45,620,450
     Japan Tobacco Inc. ..........................................        Japan              5,097              68,058,102
     KT&G Corp. ..................................................     South Korea       1,586,130              62,095,955
     KT&G Corp., GDR, 144A .......................................     South Korea       4,680,078              92,571,943
                                                                                                            ---------------
                                                                                                               883,761,295
                                                                                                            ---------------
     WIRELESS TELECOMMUNICATION SERVICES 0.5%
    aNextel Communications Inc., A ...............................    United States        608,900              19,673,559
     Telephone & Data Systems Inc., special shares ...............    United States        119,400               4,577,796
    aWestern Wireless Corp., A ...................................    United States        210,900               8,921,070
                                                                                                            ---------------
                                                                                                                33,172,425
                                                                                                            ---------------

     TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
      (COST $4,454,369,591) ......................................                                           6,193,583,851
                                                                                                            ---------------

     PREFERRED STOCKS 0.4%
     DIVERSIFIED TELECOMMUNICATION SERVICES 0.0%C
     PTV Inc., 10.00%, pfd., A ...................................   United Kingdom         86,280                 172,560
                                                                                                            ---------------

     ELECTRIC UTILITIES 0.0%C
    aMontana Power Co., 8.45%, pfd. ..............................    United States         49,500                 408,375
                                                                                                            ---------------

     FOOD PRODUCTS 0.0%C
     Unilever NV, pfd. ...........................................     Netherlands         494,300                  59,810
                                                                                                            ---------------

     METALS & MINING 0.4%
d,e,fEsmark Inc., Series A, 10.00%, cvt. pfd. ....................    United States         27,889              27,889,000
     Noranda Inc., 6.00%, cvt. pfd. ..............................       Canada             40,474               1,030,063
     Noranda Inc., 6.25%, cvt. pfd. ..............................       Canada             40,474               1,028,040
     Noranda Inc., 6.50%, cvt. pfd. ..............................       Canada             20,237                 513,615
                                                                                                            ---------------
                                                                                                                30,460,718
                                                                                                            ---------------
     TOTAL PREFERRED STOCKS (COST $31,339,490) ...................                                              31,101,463
                                                                                                            ---------------


                                                                                     --------------------
                                                                                      PRINCIPAL AMOUNT H
                                                                                     --------------------
     CORPORATE BONDS & NOTES 1.7%
     ACE Aviation Holdings Inc., cvt., 144A, 4.25%, 6/01/35 ......       Canada          2,761,000  CAD          2,293,133
     Anchor Resources LLC, 12.00%, 12/17/06 ......................    United States         24,923                  24,923
     Calpine Corp., senior note, 8.25%, 8/15/05 ..................    United States      2,291,000               2,288,136
     Calpine Generating Co., FRN, 11.169%, 4/01/11 ...............    United States      4,871,000               4,456,965
    dDecisionOne Corp., 144A, 12.00%, 4/15/10 ....................    United States        434,061                 434,061



                                                          Semiannual Report | 27

Mutual Discovery Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                         COUNTRY      PRINCIPAL AMOUNT H         VALUE
---------------------------------------------------------------------------------------------------------------------------
     CORPORATE BONDS & NOTES (CONT.)
     Entegra/Union Power,
      iLoc Facility, FRN, 6/01/12 ................................    United States      1,837,389          $    1,837,389
       Term Loan A, 4.00%, 6/01/12 ...............................    United States      6,680,085               4,909,863
       Term Loan B, 9.00%, 6/01/20 ...............................    United States      6,432,674               4,728,016
      iWorking Capital Facility, FRN, 6/01/12 ....................    United States        275,608                 275,608
     Eurotunnel PLC,
       Senior Tranche G2 Term Loan A, 144A,
       FRN 5.93875%, 12/15/12.....................................   United Kingdom        657,069  GBP          1,130,017
       Tier 2, FRN, 6.149%, 12/31/18 .............................   United Kingdom      6,155,799  GBP          8,491,366
       Tier 3, FRN, 6.149%, 12/31/25 .............................   United Kingdom     24,432,938  GBP         14,444,151
     Eurotunnel SA,
       Senior Tranche H1 Term Loan (KfW Advance),
       8.78%, 12/15/12............................................       France            706,000  EUR            828,628
       Tier 2 (LIBOR), FRN, 3.44%, 12/31/18 ......................       France          1,420,047  EUR          1,323,052
       Tier 2 (PIBOR), FRN, 3.438%, 12/31/18 .....................       France            628,134  EUR            585,229
       Tier 3 (LIBOR), FRN, 3.44%, 12/31/25 ......................       France         27,236,561  EUR         10,875,510
       Tier 3 (PIBOR), FRN, 3.438%, 12/31/25 .....................       France          5,943,809  EUR          2,373,352
     Motor Coach Industries International Inc., FRN,
       16.32%, 12/01/08                                               United States     25,552,139              25,552,139
    dSeton House Finance Ltd., zero cpn., 2/07/12                    United Kingdom     41,212,000  EUR         15,104,501
     Trump Entertainment Resorts Inc., 8.50%, 5/20/15 ............    United States     14,325,134              14,056,538
     TVMAX Holdings Inc., PIK,
       11.50%, 9/30/05 ...........................................    United States        173,231                 173,231
      i14.00%, 9/30/05 ...........................................    United States        511,882                 511,882
                                                                                                            ---------------
     TOTAL CORPORATE BONDS & NOTES (COST $136,990,616) ...........                                             116,697,690
                                                                                                            ---------------

     CORPORATE BONDS & NOTES IN REORGANIZATION 1.5%
    jAdelphia Communications Corp.,
       9.25%, 10/01/02 ...........................................    United States      4,491,000               3,884,715
       8.125%, 7/15/03 ...........................................    United States        650,000                 565,500
       7.50%, 1/15/04 ............................................    United States      1,655,000               1,431,575
       10.50%, 7/15/04 ...........................................    United States      2,605,000               2,305,425
       9.875%, 3/01/05 ...........................................    United States      1,168,000               1,010,320
       10.25%, 11/01/06 ..........................................    United States      5,186,000               4,434,030
       9.875%, 3/01/07 ...........................................    United States        528,000                 460,680
       8.375%, 2/01/08 ...........................................    United States      4,053,000               3,546,375
       7.75%, 1/15/09 ............................................    United States      8,875,000               7,721,250
       7.875%, 5/01/09 ...........................................    United States      4,280,000               3,638,000
       9.375%, 11/15/09 ..........................................    United States      4,509,000               4,013,010
       10.875%, 10/01/10 .........................................    United States      3,769,000               3,297,875
       10.25%, 6/15/11 ...........................................    United States      4,712,000               4,252,580
    jArmstrong World Industries, Inc.,
       9.75%, 4/15/08 ............................................    United States      2,542,000               2,109,860
       7.45%, 5/15/29 ............................................    United States      1,511,000               1,208,800
       Revolver, 10/29/03 ........................................    United States      1,912,950               1,511,230
       Trade Claim ...............................................    United States      5,129,100               4,051,989



28 |  Semiannual Report

Mutual Discovery Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                         COUNTRY      PRINCIPAL AMOUNT H         VALUE
---------------------------------------------------------------------------------------------------------------------------
     CORPORATE BONDS & NOTES IN REORGANIZATION (CONT.)
    jCentury Communications Corp.,
       9.50%, 3/01/05 ............................................    United States        735,000          $      760,725
      k8.875%, 1/15/07 ...........................................    United States        262,000                 268,550
       8.75%, 10/01/07 ...........................................    United States      1,677,000               1,693,770
       8.375%, 12/15/07 ..........................................    United States        392,000                 403,760
       Series B, zero cpn., 1/15/08 ..............................    United States      4,045,000               2,487,675
       zero cpn., 3/15/03 ........................................    United States      6,285,000               5,813,625
    jMirant Corp.,
       364 Day Revolver, 7/16/03 .................................    United States      9,888,400               7,564,626
      i4 Year Revolver, 7/17/05 ..................................    United States      3,620,799               3,023,367
      iTranche C Revolver, 4/01/04 ...............................    United States      5,745,885               4,395,602
  i,jOwens Corning, Revolver, 6/26/02 ............................    United States     20,308,034              23,049,619
    jSafety Kleen Services, senior sub. note, 9.25%, 6/01/08 .....    United States         40,000                      20
                                                                                                            ---------------
     TOTAL CORPORATE BONDS & NOTES IN REORGANIZATION (COST $97,972,633)                                         98,904,553
                                                                                                            ---------------


                                                                                     ------------------
                                                                                      SHARES/PRINCIPAL
                                                                                           AMOUNT H
                                                                                     ------------------
     COMPANIES IN LIQUIDATION 0.0% C
    aCity Investing Co. Liquidating Trust ........................    United States        125,500                 240,960
    aMBOP Liquidating Trust ......................................    United States        273,144                      36
    aPetrie Stores Liquidating Trust, CBI ........................    United States      1,213,700                 424,795
    aUnited Cos. Financial Corp.,
       Bank Claim ................................................    United States         77,701                      --
       Revolver ..................................................    United States     19,711,401                      --
                                                                                                            ---------------
     TOTAL COMPANIES IN LIQUIDATION (COST $102,845) ..............                                                 665,791
                                                                                                            ---------------

     GOVERNMENT AGENCIES 1.9%
     Federal Home Loan Bank, 2.26% - 3.35%, 7/07/05 - 1/26/07 ....    United States     90,500,000              89,916,035
     Federal National Mortgage Association, 1.81% - 2.20%,
       12/23/05 - 12/18/06 .......................................    United States     20,000,000              19,689,310
     Kingdom of Norway, 6.75%, 1/15/07 ...........................       Norway         51,550,000  NOK          8,400,481
    lU.S. Treasury Bill, 7/28/05 .................................    United States     10,000,000               9,978,440
                                                                                                            ---------------
     TOTAL GOVERNMENT AGENCIES (COST $128,494,239) ...............                                             127,984,266
                                                                                                            ---------------
     SHORT TERM INVESTMENTS (COST $4,987,789) 0.1%
    lBradford & Bingley PLC, Commercial Paper, 7/28/05 ...........   United Kingdom      5,000,000               4,987,290
                                                                                                            ---------------
     TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
       (COST $4,854,257,203) .....................................                                           6,573,924,904
                                                                                                            ---------------




                                                          Semiannual Report | 29

Mutual Discovery Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                         COUNTRY      PRINCIPAL AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------------------
     REPURCHASE AGREEMENTS 0.0%C
  m,nDeutsche Bank Securities Inc., 3.40%, 7/01/05
       (Maturity Value $50,010) Collateralized by U.S. Treasury Bills,
       Notes and Bonds, 0.00% - 5.47%, 8/12/05 - 6/30/20..........    United States         50,005          $       50,005
  m,nJP Morgan Securities, 3.35%, 7/01/05 (Maturity Value $222,042)
       Collateralized by U.S. Treasury Bills, Notes and Bonds,
       1.52% - 6.54%, 7/22/05 - 3/23/15...........................    United States        222,021                 222,021
                                                                                                            ---------------
     TOTAL REPURCHASE AGREEMENTS (COST $272,026) .................                                                 272,026
                                                                                                            ---------------

     TOTAL INVESTMENTS (COST $4,854,529,229) 97.2% ...............                                           6,574,196,930
     SECURITIES SOLD SHORT (2.0)% ................................                                            (136,514,742)
     NET UNREALIZED GAIN ON FORWARD EXCHANGE CONTRACTS 0.9% ......                                              60,782,615
     OTHER ASSETS, LESS LIABILITIES 3.9% .........................                                             262,322,790
                                                                                                            ---------------
     NET ASSETS 100.0% ...........................................                                          $6,760,787,593
                                                                                                            ---------------

                                                                                       ---------------
     SECURITIES SOLD SHORT 2.0%                                                             SHARES
                                                                                       ---------------
     DIVERSIFIED FINANCIAL SERVICES 0.1%
     Nasdaq 100 ..................................................    United States       226,700          $     8,347,094
                                                                                                            ---------------
     DIVERSIFIED TELECOMMUNICATION SERVICES 0.3%
     Alltel Corp. ................................................    United States        113,320               7,057,570
     Sprint Corp. ................................................    United States        611,000              15,329,990
                                                                                                            ---------------
                                                                                                                22,387,560
                                                                                                            ---------------

     FOOD PRODUCTS 0.3%
     Kraft Foods Inc., A .........................................    United States        661,443              21,040,502
                                                                                                            ---------------

     HEALTH CARE PROVIDERS & SERVICES 0.0%C
     Medco Health Solutions Inc. .................................    United States         38,500               2,054,360
                                                                                                            ---------------

     HOTELS RESTAURANTS & LEISURE 0.0%C
     Harrah's Entertainment Inc. .................................    United States            162                  11,648
                                                                                                            ---------------

     HOUSEHOLD PRODUCTS 0.5%
     Procter & Gamble Co. ........................................    United States        636,200              33,559,550
                                                                                                            ---------------

     MULTILINE RETAIL 0.2%
     Federated Department Stores Inc. ............................    United States        192,100              14,077,088
                                                                                                            ---------------

     OIL, GAS & CONSUMABLE FUELS 0.1%
     Valero Energy Corp. .........................................    United States        111,665               8,833,818
                                                                                                            ---------------

     PHARMACEUTICALS 0.2%
     Johnson & Johnson ...........................................    United States        141,528               9,199,320
                                                                                                            ---------------

     SOFTWARE 0.2%
     Symantec Corp. ..............................................    United States        557,820              12,127,007
                                                                                                            ---------------

     WIRELESS TELECOMMUNICATION SERVICES 0.1%
     Telephone & Data Systems Inc. ...............................    United States        119,500               4,876,795
                                                                                                            ---------------

     TOTAL SECURITIES SOLD SHORT (PROCEEDS $133,688,525) .........                                          $  136,514,742
                                                                                                            ---------------




30 |  Semiannual Report

Mutual Discovery Fund

CURRENCY ABBREVIATIONS:
CAD  -   Canadian Dollar
EUR  -   Euro
GBP  -   British Pound
NOK  -   Norwegian Krone

SELECTED PORTFOLIO ABBREVIATIONS:
ADR   - American Depository Receipt
CBI   - Certificate of Beneficial Interest
FDR   - Foreign Depository Receipt
FRN   - Floating Rate Notes
GDR   - Global Depository Receipt
LIBOR - London InterBank Offered Rate
LOC   - Letter of Credit
LLC   - Limited Liability Corp.
LP    - Limited Partnership
PIBOR - Paris InterBank Offered Rate
PIK   - Payment-In-Kind
PLC   - Public Limited Co.




a Non-income producing.

b Contingent Distributions represent the right to receive additional distributions,if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

c Rounds to less than 0.05% of net assets.

d See Note 10 regarding restricted and illiquid securities.

e See Note 11 regarding holdings of 5% voting securities.

f See Note 13 regarding other considerations.

g See Note 1(h) regarding securities segregated with broker for securities sold short.

h The principal amount is stated in U.S. dollars unless otherwise indicated.

i See Note 12 regarding unfunded loan commitments.

j Defaulted securities. See Note 9.

k Security on loan. See Note 1(i).

l A portion or all of the security is traded on a discounted basis with no stated coupon rate.

m See Note 1(c) regarding repurchase agreements.

n Investments from cash collateral received for loaned securities. See Note
  1(i).

o See Note 1(h) regarding securities sold short.


                     Semiannual Report | See notes to financial statements. | 31

Mutual Discovery Fund


FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
June 30, 2005 (unaudited)


Assets:
 Investments in securities:
  Cost - Unaffiliated issuers............................................................................   $4,513,073,711
  Cost - Controlled affiliated issuers (Note 11).........................................................       13,458,320
  Cost - Non-controlled affiliated issuers (Note 11).....................................................      327,725,172
  Cost - Repurchase agreements ..........................................................................          272,026
                                                                                                            ---------------
  Total cost of investments .............................................................................   $4,854,529,229
                                                                                                            ---------------
  Value - Unaffiliated issuers (includes securities segregated with broker for securities sold short in
   the amount of $71,946,767)............................................................................   $6,173,718,880
  Value - Controlled affiliated issuers (Note 11)........................................................          500,007
  Value - Non-controlled affiliated issuers (Note 11)....................................................      399,706,017
  Value - Repurchase agreements .........................................................................          272,026
                                                                                                            ---------------
  Total value of investments.............................................................................    6,574,196,930
 Cash....................................................................................................        5,941,037
 Foreign currency, at value (cost $63,145,252)...........................................................       62,872,459
 Receivables:
  Investment securities sold.............................................................................       84,841,526
  Capital shares sold....................................................................................       18,354,495
  Dividends and interest.................................................................................       11,957,655
 Unrealized gain on forward exchange contracts (Note 8)..................................................       64,562,372
 Cash on deposit with brokers for securities sold short..................................................      143,374,829
 Due from broker - synthetic equity swaps ...............................................................        6,427,957
                                                                                                            ---------------
      Total assets ......................................................................................    6,972,529,260
                                                                                                            ---------------
Liabilities:
 Payables:
  Investment securities purchased........................................................................       49,949,961
  Capital shares redeemed................................................................................       10,326,324
  Affiliates.............................................................................................        9,524,735
 Securities sold short, at value (proceeds $133,688,525).................................................      136,514,742
 Payable upon return of securities loaned................................................................          272,026
 Unrealized loss on forward exchange contracts (Note 8)..................................................        3,779,757
 Deferred taxes..........................................................................................          796,295
 Other liabilities ......................................................................................          577,827
                                                                                                            ---------------
      Total liabilities .................................................................................      211,741,667
                                                                                                            ---------------
        Net assets, at value ............................................................................   $6,760,787,593
                                                                                                            ---------------
Net assets consist of:
 Distributions in excess of net investment income........................................................   $  (22,913,023)
 Net unrealized appreciation (depreciation)..............................................................    1,776,912,850
 Accumulated net realized gain (loss)....................................................................      162,718,367
 Paid-in capital ........................................................................................    4,844,069,399
                                                                                                            ---------------
        Net assets, at value ............................................................................   $6,760,787,593
                                                                                                            ---------------




32 | See notes to financial statements. | Semiannual Report

Mutual Discovery Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2005 (unaudited)


CLASS Z:
 Net assets, at value ..................................................................................    $2,735,632,214
                                                                                                            ---------------
 Shares outstanding ....................................................................................       108,474,121
                                                                                                            ---------------
 Net asset value and maximum offering price per share a ................................................            $25.22
                                                                                                            ---------------
CLASS A:
 Net assets, at value ..................................................................................    $2,601,793,551
                                                                                                            ---------------
 Shares outstanding ....................................................................................       104,119,147
                                                                                                            ---------------
 Net asset value per share a ...........................................................................            $24.99
                                                                                                            ---------------
 Maximum offering price per share (net asset value per share / 94.25%) .................................            $26.51
                                                                                                            ---------------
CLASS B:
 Net assets, at value ..................................................................................    $  201,696,915
                                                                                                            ---------------
 Shares outstanding ....................................................................................         8,233,159
                                                                                                            ---------------
 Net asset value and maximum offering price per share a ................................................            $24.50
                                                                                                            ---------------
CLASS C:
 Net assets, at value ..................................................................................    $1,150,692,058
                                                                                                            ---------------
 Shares outstanding ....................................................................................        46,377,434
                                                                                                            ---------------
 Net asset value and maximum offering price per share a ................................................            $24.81
                                                                                                            ---------------
CLASS R:
 Net assets, at value ..................................................................................    $   70,972,855
                                                                                                            ---------------
 Shares outstanding ....................................................................................         2,857,388
                                                                                                            ---------------
 Net asset value and maximum offering price per share a ................................................            $24.84
                                                                                                            ---------------


a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.




                     Semiannual Report | See notes to financial statements. | 33

Mutual Discovery Fund

STATEMENT OF OPERATIONS
for the six months ended June 30, 2005 (unaudited)


Investment income:
 Dividends: (net of foreign taxes of $7,100,117)
  Unaffiliated issuers...................................................................................     $ 80,942,576
  Non-controlled affiliated issuers (Note 11)............................................................        2,603,568
 Interest................................................................................................       14,032,393
 Other income (Note 14) .................................................................................          166,932
                                                                                                              -------------
      Total investment income ...........................................................................       97,745,469
                                                                                                              -------------
Expenses:
 Management fees (Note 3a)...............................................................................       24,442,301
 Administrative fees (Note 3b)...........................................................................        2,382,101
 Distribution fees (Note 3c)
  Class A................................................................................................        4,013,826
  Class B................................................................................................          965,538
  Class C................................................................................................        5,170,850
  Class R................................................................................................          146,250
 Transfer agent fees (Note 3e)...........................................................................        3,988,400
 Custodian fees (Note 4).................................................................................          802,300
 Reports to shareholders.................................................................................          163,800
 Registration and filing fees............................................................................            9,550
 Professional fees.......................................................................................          205,968
 Directors' fees and expenses............................................................................           73,500
 Dividends on securities sold short......................................................................          759,404
 Other ..................................................................................................           90,815
                                                                                                              -------------
      Total expenses.....................................................................................       43,214,603
      Expense reductions (Note 4) .......................................................................          (22,171)
                                                                                                              -------------
       Net expenses .....................................................................................       43,192,432
                                                                                                              -------------
        Net investment income ...........................................................................       54,553,037
                                                                                                              -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments:
   Unaffiliated issuers..................................................................................      196,622,109
   Non-controlled affiliated issuers (Note 11)...........................................................       (1,597,970)
  Written options........................................................................................          478,165
  Foreign currency transactions..........................................................................      (42,308,484)
  Securities sold short .................................................................................         (336,225)
                                                                                                              -------------
      Net realized gain (loss) ..........................................................................      152,857,595
                                                                                                              -------------
 Net change in unrealized appreciation (depreciation) on:
  Investments............................................................................................      (60,684,308)
  Translation of assets and liabilities denominated in foreign currencies................................      138,447,845
 Change in deferred taxes on unrealized appreciation ....................................................         (232,645)
      Net change in unrealized appreciation (depreciation) ..............................................       77,530,892
                                                                                                              -------------
Net realized and unrealized gain (loss) .................................................................      230,388,487
                                                                                                              -------------
Net increase (decrease) in net assets resulting from operations .........................................     $284,941,524
                                                                                                              -------------




34 | See notes to financial statements. | Semiannual Report

Mutual Discovery Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    ----------------------------------------
                                                                                     SIX MONTHS ENDED           YEAR
                                                                                       JUNE 30, 2005            ENDED
                                                                                        (UNAUDITED)       DECEMBER 31, 2004
                                                                                    ----------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..........................................................     $   54,553,037       $   77,174,072
  Net realized gain (loss) from investments, written options, foreign currency
    transactions, and securities sold short ......................................        152,857,595          189,690,486
  Net change in unrealized appreciation (depreciation) on investments, translation
    of assets and liabilities denominated in foreign currencies, and deferred taxes        77,530,892          641,209,947
                                                                                       ------------------------------------
     Net increase (decrease) in net assets resulting from operations .............        284,941,524          908,074,505
                                                                                       ------------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class Z .......................................................................        (19,259,478)         (56,656,081)
   Class A .......................................................................        (17,645,294)         (39,448,944)
   Class B .......................................................................         (1,305,079)          (2,633,811)
   Class C .......................................................................         (7,322,152)         (13,213,407)
   Class R .......................................................................           (471,934)            (815,309)
                                                                                       ------------------------------------
 Total distributions to shareholders .............................................        (46,003,937)        (112,767,552)
                                                                                       ------------------------------------
 Capital share transactions: (Note 2)
   Class Z .......................................................................         53,326,185           50,114,536
   Class A .......................................................................        406,047,169          391,763,708
   Class B .......................................................................          7,974,305           47,123,925
   Class C .......................................................................        144,739,659          113,386,535
   Class R .......................................................................         21,991,947           21,446,986
                                                                                       ------------------------------------
 Total capital share transactions ................................................        634,079,265          623,835,690
                                                                                       ------------------------------------

 Redemption fees .................................................................             25,728               25,982
                                                                                       ------------------------------------
     Net increase (decrease) in net assets .......................................        873,042,580        1,419,168,625
Net assets:
 Beginning of period .............................................................      5,887,745,013        4,468,576,388
                                                                                       ------------------------------------
 End of period ...................................................................     $6,760,787,593       $5,887,745,013
                                                                                       ------------------------------------
Distributions in excess of net investment income included in net assets:
 End of period ...................................................................     $  (22,913,023)      $  (31,462,123)
                                                                                       ------------------------------------




                     Semiannual Report | See notes to financial statements. | 35

Mutual Discovery Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Discovery Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), consisting of 6 separate series. The Series Fund is an open-end investment company registered under the Investment Company Act of 1940. The financial statements of the remaining funds in the series are presented separately.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Repurchase agreements are valued at cost.

Corporate debt securities and Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.







36 |  Semiannual Report

Mutual Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At June 30, 2005, all repurchase agreements held by the Fund had been entered into on that date.





                                                          Semiannual Report | 37

Mutual Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

E. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily by the Fund and any equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

F. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.





38 |  Semiannual Report

Mutual Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

H. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

I. SECURITIES LENDING

The Fund loans securities to certain brokers through a securities lending agent for which it received cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.







                                                          Semiannual Report | 39

Mutual Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

K. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income, dividends declared on securities sold short, and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the funds based on the ratio of net assets of each Fund to the combined net assets of the Series Fund. Fund specific expenses are charged directly to the Fund that incurred the expense.

L. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

M. REDEMPTION FEES

Redemptions and exchanges of Fund shares held five trading days or less (30 days or less prior to June 1, 2004 and 90 days or less prior to January 1, 2004) may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital.






40 |  Semiannual Report

Mutual Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

N. GUARANTEES AND INDEMNIFICATIONS

Under the Series Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


2. CAPITAL STOCK

The Fund offers five classes of shares: Class Z, Class A, Class B, Class C and Class R. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2005, there were 800 million shares authorized ($0.001 par value) of which 300 million shares were designated as Class Z, 100 million shares as Class A, 100 million shares as Class B, 100 million shares as Class C and 200 million shares as Class R.
Transactions in the Fund's shares were as follows:

                                        --------------------------------------------------------------
                                            SIX MONTHS ENDED                      YEAR ENDED
                                              JUNE 30, 2005                    DECEMBER 31, 2004
                                        --------------------------------------------------------------
                                          SHARES        AMOUNT              SHARES         AMOUNT
                                        --------------------------------------------------------------
CLASS Z SHARES:
 Shares sold ........................    6,121,103    $ 149,861,510        7,946,686    $ 174,333,866
 Shares issued in reinvestment of
  distributions .....................      687,882       17,499,698        2,248,630       51,872,202
 Shares redeemed ....................   (4,632,845)    (114,035,023)      (8,088,625)    (176,091,532)
                                        --------------------------------------------------------------
 Net increase (decrease) ............    2,176,140    $  53,326,185        2,106,691    $  50,114,536
                                        --------------------------------------------------------------
CLASS A SHARES:
 Shares sold ........................   23,209,086    $ 565,979,703       28,991,422    $ 629,994,733
 Shares issued in reinvestment of
  distributions .....................      652,870       16,458,871        1,608,954       36,824,687
 Shares redeemed ....................   (7,253,260)    (176,391,405)     (12,750,856)    (275,055,712)
                                        --------------------------------------------------------------
 Net increase (decrease) ............   16,608,696    $ 406,047,169       17,849,520    $ 391,763,708
                                        --------------------------------------------------------------




                                                          Semiannual Report | 41

Mutual Discovery Fund

2. CAPITAL STOCK (CONTINUED)

                                        --------------------------------------------------------------
                                            SIX MONTHS ENDED                      YEAR ENDED
                                              JUNE 30, 2005                    DECEMBER 31, 2004
                                        --------------------------------------------------------------
                                          SHARES        AMOUNT              SHARES         AMOUNT
                                        --------------------------------------------------------------
CLASS B SHARES:
 Shares sold ........................     649,530     $ 15,385,080         2,611,993    $  55,685,546
 Shares issued in reinvestment of
  distributions .....................      47,847        1,182,773           106,415        2,382,517
 Shares redeemed ....................    (358,719)      (8,593,548)         (514,048)     (10,944,138)
                                       ---------------------------------------------------------------
 Net increase (decrease) ............     338,658     $  7,974,305         2,204,360    $  47,123,925
                                       ---------------------------------------------------------------
CLASS C SHARES:
 Shares sold ........................   8,220,992     $199,449,461         9,235,697    $ 199,753,205
 Shares issued in reinvestment of
  distributions .....................     255,676        6,402,137           519,083       11,739,964
 Shares redeemed ....................  (2,522,086)     (61,111,939)       (4,560,279)     (98,106,634)
                                       ---------------------------------------------------------------
 Net increase (decrease) ............   5,954,582     $144,739,659         5,194,501    $ 113,386,535
                                       ---------------------------------------------------------------
CLASS R SHARES:
 Shares sold ........................   1,127,900     $ 27,310,292         1,223,108    $  26,261,073
 Shares issued in reinvestment of
  distributions .....................      18,524          464,229            35,218          803,727
 Shares redeemed ....................    (238,986)      (5,782,574)         (258,493)      (5,617,814)
                                       ---------------------------------------------------------------
 Net increase (decrease) ............     907,438     $ 21,991,947           999,833    $  21,446,986
                                       ---------------------------------------------------------------


3. TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Series Fund are also officers and/or directors of the following entities:

---------------------------------------------------------------------------------------------
  ENTITY                                                              AFFILIATION
---------------------------------------------------------------------------------------------
  Franklin Mutual Advisers LLC (Franklin Mutual)                      Investment manager
  Franklin Templeton Investment Management Limited (FTIML)            Investment manager
  Franklin Templeton Services LLC (FT Services)                       Administrative manager
  Franklin Templeton Distributors Inc. (Distributors)                 Principal underwriter
  Franklin Templeton Investor Services LLC (Investor Services)        Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
        0.800%          Up to and including $4 billion
        0.770%          Over $4 billion, up to and including $7 billion
        0.750%          Over $7 billion, up to and including $10 billion
        0.730%          In excess of $10 billion

Effective May 19, 2005, under a subadvisory agreement, FTIML, an affiliate of Franklin Mutual, provides subadvisory services to the Fund and receives from Franklin Mutual fees based on the average daily net assets of the Fund.





42 |  Semiannual Report

Mutual Discovery Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
        0.150%          Up to and including $200 million
        0.135%          Over $200 million, up to and including $700 million
        0.100%          Over $700 million, up to and including $1.2 billion
        0.075%          In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund reimburses Distributors up to 0.35%, 1.00%, 1.00%, and 0.50% per year of the average daily net asset of Class A, Class B, Class C, and Class R, respectively, for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan. Under the Class A distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Net sales charges received ...................................  $966,890
Contingent deferred sales charges retained ...................  $143,533


E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $3,988,400, of which $2,572,686 was retained by Investor Services.


4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2005, the custodian fees were reduced as noted in the Statement of Operations.


5. INCOME TAXES

At December 31, 2004, the Fund had tax basis capital losses of $20,570,378 which may be carried over to offset future capital gains. Such losses expire in year 2011.







                                                          Semiannual Report | 43

Mutual Discovery Fund

5. INCOME TAXES (CONTINUED)

At December 31, 2004, the Fund had deferred capital losses occurring subsequent to October 31, 2004 of $24,933,773. For tax purposes, such losses will be reflected in the year ending December 31, 2005.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums and certain dividends on securities sold short.

At June 30, 2005, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:


Cost of investments ....................................  $4,899,145,173
                                                          ---------------
Unrealized appreciation ................................  $1,796,488,058
Unrealized depreciation ................................    (121,436,301)
                                                          ---------------
Net unrealized appreciation (depreciation) .............  $1,675,051,757
                                                          ---------------




6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities and securities sold short) for the period ended June 30, 2005, aggregated $1,322,018,179 and $669,528,185, respectively.

Transactions in options written during the period ended June 30, 2005 were as follows:

                                          ------------------------------
                                             NUMBER           PREMIUMS
                                          OF CONTRACTS        RECEIVED
                                          ------------------------------
Options outstanding at
 December 31, 2004 ....................         1,370        $ 187,538
Options written .......................       126,905          611,857
Options expired .......................      (123,998)        (260,292)
Options exercised .....................          (428)         (74,934)
Options closed ........................        (3,849)        (464,169)
                                          ------------------------------
Options outstanding at
 June 30, 2005 ........................            --        $      --
                                          ------------------------------










44 |  Semiannual Report

Mutual Discovery Fund

7. SYNTHETIC EQUITY SWAPS

As of June 30, 2005, the Fund had the following synthetic equity swaps outstanding:

-------------------------------------------------------------------------------------------------------
                                                             NUMBER OF       NOTIONAL      UNREALIZED
  CONTRACTS TO BUY                                           CONTRACTS         VALUE       GAIN (LOSS)
-------------------------------------------------------------------------------------------------------
  Allied Domecq PLC (6.36 - 6.93 GBP) ...................   1,725,426      $20,864,237     $  (20,513)
  Christian Dior SA (46.76 - 54.99 EUR) .................      75,476        5,853,968      1,397,692
  London Stock Exchange PLC (5.31 - 5.61 GBP) ...........     172,713        1,520,726       (181,718)
                                                                                           -----------
  Total contracts to buy .............................................................     $1,195,461
                                                                                           -----------

-------------------------------------------------------------------------------------------------------
                                                             NUMBER OF       NOTIONAL      UNREALIZED
  CONTRACTS TO SELL                                          CONTRACTS         VALUE       GAIN (LOSS)
-------------------------------------------------------------------------------------------------------
  LVMH Moet Hennessy Louis Vuitton (54.61 - 61.76 EUR) ..      75,332       $5,824,569     $ (516,116)
                                                                                           -----------
  Total contracts to sell ............................................................       (516,116)
                                                                                           -----------
  Net unrealized gain (loss) .........................................................     $  679,345
                                                                                           -----------


8. FORWARD EXCHANGE CONTRACTS

At June 30, 2005, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

-----------------------------------------------------------------------------------------------------------------------
                                                            IN               SETTLEMENT                    UNREALIZED
  CONTRACTS TO SELL                                    EXCHANGE FOR              DATE                      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------
       45,000,000  Euro ...................   U.S.  $   56,826,000             7/25/05           U.S.     $ 2,328,987
      536,212,973  South African Rand .....             88,192,923             7/26/05                      7,909,782
       87,416,230  British Pounds .........            162,137,177             8/11/05                      5,775,419
      300,192,001  Taiwan Dollar ..........              9,600,000             8/18/05                        122,745
       41,150,000  Euro ...................             52,405,263             8/23/05                      2,511,839
       49,479,153  Euro ...................             64,245,464             9/13/05                      4,200,499
   73,265,320,000  Korean Won .............             72,100,000             9/20/05                      1,252,557
       57,092,410  British Pounds .........            105,878,835             9/21/05                      6,063,164
   13,402,649,859  Japanese Yen ...........            129,023,354             9/28/05                      7,036,584
       25,077,374  Canadian Dollars .......             20,765,250            10/21/05                        233,824
       30,584,148  Euro ...................             40,223,048            10/25/05                      3,034,197
      209,494,550  Norwegian Krone ........             32,637,500            12/06/05                        426,852
       44,723,079  Swiss Francs ...........             36,070,000            12/06/05                        746,171
       31,705,000  New Zealand Dollar .....             21,986,869            12/07/05                        244,757
      103,992,663  British Pounds .........            188,298,683            12/08/05                      2,704,805
       75,058,409  Swedish Krona ..........              9,866,502            12/15/05                        183,307
       10,600,000  Canadian Dollars .......              8,695,652             1/23/06                        102,234
      842,174,144  Danish Krone ...........            152,766,764             3/17/06                     14,338,303
        2,325,000  Euro ...................              3,006,535             3/17/06                        111,539
       94,890,693  Euro ...................            120,366,777             4/25/06                      4,054,166
       36,200,000  Euro ...................             45,690,790             5/23/06                      1,180,641
                                                    --------------                                        ------------
                                              U.S.  $1,420,783,386                                         64,562,372
                                                    --------------                                        ------------
                   Unrealized gain on forward exchange contracts ..............................   U.S.    $64,562,372
                                                                                                          ------------





                                                          Semiannual Report | 45

Mutual Discovery Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)




8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

-------------------------------------------------------------------------------------------------------------------
                                                            IN              SETTLEMENT                 UNREALIZED
  CONTRACTS TO BUY                                     EXCHANGE FOR            DATE                     GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------
       33,457,530  South African Rand ......  U.S.     $ 5,300,000             7/26/05           U.S. $   (79,196)
       23,250,000  British Pounds ..........            41,564,273             9/21/05                   (483,003)
        2,544,750  British Pounds ..........             4,547,209 EUR A       9/21/05                    (50,798)
    1,131,572,274  Japanese Yen ............            10,530,599             9/28/05                   (231,379)
    1,320,730,000  Japanese Yen ............            12,274,436 EUR A       9/28/05                   (122,120)
       33,325,000  British Pounds ..........            59,916,459            12/08/05                   (441,917)
                                                      ------------                                    ------------
                                              U.S.    $134,132,976                               U.S. $(1,408,413)
                                                      ------------                                    ------------
-------------------------------------------------------------------------------------------------------------------
                                                            IN              SETTLEMENT                  UNREALIZED
  CONTRACTS TO SELL                                    EXCHANGE FOR            DATE                     GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------
    4,397,687,500  Korean Won ..............  U.S.     $ 4,250,000             9/20/05           U.S. $    (5,429)
      126,162,874  Canadian Dollars ........           102,374,655            10/21/05                   (917,810)
        5,400,000  Euro ....................             6,557,752 CHF A      12/06/05                    (17,173)
       76,624,160  Norwegian Krone .........            11,749,981            12/06/05                    (51,690)
        3,391,597  Swedish Krona ...........               437,180            12/15/05                     (1,135)
      158,372,270  Canadian Dollars ........           128,941,470             1/23/06                 (1,084,811)
        4,425,000  Euro ....................             5,404,629             3/17/05                     (3,850)
       76,094,300  Euro ....................            93,136,157             4/25/06                   (282,498)
        4,000,000  Euro ....................             4,911,300             5/23/06                     (6,948)
                                                      ------------                                    ------------
                                              U.S.    $357,763,124                                     (2,371,344)
                                                      ------------                                    ------------
                   Unrealized loss on forward exchange contracts ............................          (3,779,757)
                                                                                                      ------------
                    Net unrealized gain on forward exchange contracts .......................    U.S. $60,782,615
                                                                                                      ------------

a The contracts noted above are cross-currency forward exchange contracts. The dollar amount disclosed is the U.S. dollar equivalent amount.


9. CREDIT RISK AND DEFAULTED SECURITIES

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values, and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities if it becomes probable that the income will not be collected. The risks of purchasing these securities are that the issuer is unable to meet its obligation and any subsequent bankruptcy proceeding may result in unfavorable consequences to the Fund. At June 30, 2005, the value of these securities was $98,904,553, representing 1.5% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.







46 |  Semiannual Report

Mutual Discovery Fund

10. RESTRICTED AND ILLIQUID SECURITIES

At June 30, 2005, investments in securities included issues that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration under the Securities Act of 1933, unless the sale is pursuant to an exemption under the 1933 Act. The Fund has registration rights for all restricted securities held at period end. The issuer generally incurs all registration costs.

A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At June 30, 2005, the Fund held investments in restricted and illiquid securities, valued in accordance with procedures approved by the Fund's Board of Directors as reflecting fair value, as follows:

-------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT,                                             ACQUISITION
SHARES AND WARRANTS ISSUER                                        DATE         COST           VALUE
-------------------------------------------------------------------------------------------------------
      332,512       AboveNet Inc. ...........................   10/02/01  $ 14,529,931    $  7,968,118
       11,105       AboveNet Inc., wts., 9/08/08 ............   10/02/01     1,437,838          44,420
       13,066       AboveNet Inc., wts., 9/08/10 ............   10/02/01     1,768,651          10,453
    9,799,350       Cerberus NCB Acquistion LP Ltd.,
                     wts., 8/29/13 ..........................   10/21/03     4,899,675      13,964,074
      359,884       DecisionOne Corp. .......................    9/28/99       273,004         256,597
      434,061       DecisionOne Corp., 144A, 12.00%,
                     4/15/10 ................................   10/21/99     2,016,982         434,061
       27,889       Esmark Inc., Series A, 10.00%,
                     cvt., pfd. .............................   11/08/04    27,889,000      27,889,000
       11,589       FE Capital Holdings Ltd. ................    8/29/03    11,592,327      22,018,442
    2,247,600       Florida East Coast Industries Inc. ......   12/29/95    67,070,841      92,455,026
    8,758,216       Hancock Discovery LLC ...................    3/06/97    13,458,320         500,007
    4,551,501       Imagine Group Holdings Ltd. .............    8/31/04    46,614,197      46,614,334
       47,160       Olympus Re Holdings Ltd. ................   12/19/01     4,716,000       8,837,312
    2,645,800       Pig Iron LLC ............................    4/13/05         9,748          11,562
       14,787       Security Capital European Realty ........    4/08/98       810,051          93,276
   41,212,000       Seton House Finance Ltd., zero cpn.,
                     2/07/12 ................................   12/01/03    15,012,139      15,104,501
          170       Torre Mayor Investments LP ..............   10/28/02    17,000,000      11,390,000
                                                                                          -------------
                      TOTAL RESTRICTED SECURITIES (3.66% of Net Assets) ..............    $247,591,183
                                                                                          -------------




                                                          Semiannual Report | 47

Mutual Discovery Fund

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund at June 30, 2005 were as shown below.

-----------------------------------------------------------------------------------------------------------------------------
                                 NUMBER OF                             NUMBER OF
                              SHARES/WARRANTS                       SHARES/WARRANTS                               REALIZED
                             HELD AT BEGINNING    GROSS      GROSS      HELD AT        VALUE AT     INVESTMENT    CAPITAL
  NAME OF ISSUER                 OF PERIOD     ADDITIONS  REDUCTIONS END OF PERIOD  END OF PERIOD     INCOME     GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------
  CONTROLLED AFFILIATES A
  Hancock Discovery LLC .....     8,758,216           --         --      8,758,216  $    500,007   $        --  $        --
-----------------------------------------------------------------------------------------------------------------------------
  NON-CONTROLLED AFFILIATES
  Esmark Inc., Series A, 10.00%,
   cvt. pfd. ................        18,647        9,242          --        27,889    27,889,000     1,418,220           --
  Farmer Brothers Co. .......       904,637           --          --       904,637    20,137,219       180,927           --
  FE Capital Holdings Ltd. ..        11,589           --          --        11,589    22,018,442            --           --
  Florida East Coast
   Industries Inc. ..........     2,247,600           --          --     2,247,600    92,455,026       247,236           --
  Gammon Lake Resources Inc.      2,136,800    2,265,300          --     4,402,100    29,644,376            --           --
  Gammon Lake
   Resources Inc., wts., 4/30/05  2,265,300           --   2,265,300            --            --b           --           --
  Imagine Group Holdings Ltd.     4,551,501           --          --     4,551,501    46,614,334            --           --
  Nippon Investment LLC .....     8,656,000           --   8,656,000            --            --b           --   (1,597,970)
  PIGIRON LLC ...............           --     2,645,800          --     2,645,800        11,562            --           --
  Potlatch Corp. ............     2,190,150      667,600          --     2,857,750   149,546,058       757,185           --
  Torre Mayor Investments LP            170           --          --           170    11,390,000            --           --
                                                                                    ----------------------------------------
  TOTAL NON-CONTROLLED AFFILIATES ...............................................   $399,706,017  $  2,603,568  $(1,597,970)
                                                                                    ----------------------------------------
  TOTAL AFFILIATED SECURITIES (5.92% of Net Assets) .............................   $400,206,024  $  2,603,568  $(1,597,970)
                                                                                    ----------------------------------------

a Issuer in which the Fund owns 25% or more of the outstanding voting securities.
b As of June 30, 2005, no longer an affiliate.

12. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion.

At June 30, 2005, unfunded commitments were as follows:

--------------------------------------------------------------------------------
                                                                       UNFUNDED
  BORROWER                                                            COMMITMENT
--------------------------------------------------------------------------------
  Entegra/Union Power, Loc Facility, FRN, 6/01/12 ...............    $1,837,389
  Entegra/Union Power, Working Capital Facility, FRN, 6/01/12 ...       275,608
  Mirant Corp., 4 Year Revolver, 7/17/05 ........................       927,396
  Mirant Corp., Tranche C Revolver, 4/01/04 .....................         4,733
  Owens Corning, Revolver, 6/26/02 ..............................     1,097,263
  TVMAX Holdings Inc., PIK, 14.00%, 9/30/05 .....................            26
                                                                     ----------
                                                                     $4,142,415
                                                                     ----------



48 |  Semiannual Report

Mutual Discovery Fund

12. UNFUNDED LOAN COMMITMENTS (CONTINUED)

Unfunded loan commitments are marked to market daily and any unrealized gain or loss is included in the Statement of Assets and Liabilities and Statement of Operations.


13. OTHER CONSIDERATIONS

Directors or employees of Franklin Mutual, as the Fund's Investment Manager, may serve as members on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. At June 30, 2005, such individuals serve in one or more of these capacities for Kindred Healthcare, AboveNet Inc. and Esmark Inc. As a result of this involvement, such individuals may be in possession of certain material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.


14. REGULATORY MATTERS

INVESTIGATIONS AND SETTLEMENTS
As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, provided documents and information in response to subpoenas and/or requests for documents, information and/or testimony. Beginning in August 2004, the Company entered into settlements with certain of the regulators and a governmental entity investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

Two of the settlement agreements, those with the SEC and the CAGO concerning marketing support payments, provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the SEC settlement. When approved, disbursements of settlement monies under the SEC's settlement will be made promptly in accordance with the terms and conditions of that order.





                                                          Semiannual Report | 49

Mutual Discovery Fund

14. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS
On April 12, 2005, the Attorney General of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia against a number of companies engaged in the mutual fund industry, including Franklin Resources, Inc. and its subsidiary, Franklin Advisers, Inc., and certain other parties alleging violations of the West Virginia Consumer Credit and Protection Act and seeking, among other things, civil penalties and attorneys' fees and costs. Defendants have since removed the matter to the United States District Court for the Northern District of West Virginia. To the extent applicable to the Company, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing (the "Administrative Complaint") and the SEC's findings regarding market timing in its August 2, 2004 Order (the "SEC Order"), both of which matters were previously reported.

The Company, in addition to certain Franklin, Templeton, and Mutual Series mutual funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Administrative Complaint and the SEC's findings regarding market timing in the SEC Order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

The Company, in addition to certain Franklin, Templeton, and Mutual Series mutual funds, and certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of the named funds.







50 |  Semiannual Report

Mutual Discovery Fund

14. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)
The Company and fund management strongly believe that the claims made in each of the lawsuits described above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.





                                                          Semiannual Report | 51

Mutual Discovery Fund

SHAREHOLDER INFORMATION



BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT

The Board of Directors ("Board"), including a majority of the non-interested or independent directors, in 2005, approved renewal of the Fund's management agreement, as well as the Fund's administrative services agreement. Prior to a meeting of all the directors for the purpose of considering such renewals, the independent directors held three meetings dedicated to the renewal process. Throughout the process, the independent directors received assistance and advice from and met separately with independent counsel. In approving the renewal of the management agreement and the administrative services agreement for the Fund, the Board, including a majority of independent directors, determined that the existing management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the management agreement (including the administrative services agreement), the directors took into account information furnished throughout the year at regular Board meetings, as well as information specifically furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund's investment performance, expenses, portfolio composition, portfolio brokerage execution, soft dollars, Rule 12b-1 plans, shareholder servicing, compliance, pricing of securities and sales and redemptions, along with related financial statements and information about the scope and quality of services provided by the manager and its affiliates. In addition, the directors received periodic reports throughout the year and during the renewal process relating to compliance with the Fund's investment policies and restrictions. During the renewal process, the directors considered the manager's methods of operation within the Franklin Templeton group and its activities on behalf of other clients. The information furnished to the directors during the renewal process also included a special report prepared by Lipper, Inc., an independent third-party analyst ("Lipper"), comparing the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper ("Lipper Section 15(c) Report"). The directors reviewed the Lipper Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative costs, fees and total expense ratios. They concluded that the report continues to be a reliable resource in the performance of their duties. In addition, the directors received and reviewed a report on the manager's (and its parent's) profitability. Over the past year, the Board continued to monitor and evaluate management's handling of recent regulatory and legal actions pending against the manager and its affiliates. The independent Chairman of the Board and independent counsel reported to the independent directors that they had met with management to review and assess the subject matter of each such proceeding and the controls and procedures that have been implemented, and actions taken, in response to such proceedings. The independent directors were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.

In addition to the above and other matters considered by the directors throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board's decision.





52 |  Semiannual Report

Mutual Discovery Fund

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

NATURE, EXTENT AND QUALITY OF SERVICES. The directors reviewed the nature, extent and quality of the services to be provided by the manager. In this regard, they reviewed the Fund's investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. They reviewed the portfolio management team for the Fund, including its performance, staffing, compensation scheme and skills. They discussed with management various other products, portfolios and entities that are advised by the manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for any differences with respect thereto and any potential conflicts. They also reviewed the nature, extent and quality of the Fund's other service agreements in order to determine that Fund shareholders were well-served. During regular Board meetings and the aforementioned meetings to review the advisory agreement, the directors received reports and presentations on the manager's best execution trading policies. The directors considered periodic reports provided to them showing that the manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the advisory personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The directors considered compliance procedures established in accordance with recently adopted SEC requirements. They also took into account factors affecting shareholder satisfaction.

As part of the approval process, the directors had extensive conversations among themselves and with management regarding recent changes in portfolio management leadership and personnel, including the return of senior persons with prior leadership experience with the Fund and the manager. Based on their review, the directors were satisfied with the nature and quality of the overall services provided by the manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The directors reviewed and placed significant emphasis on the current investment performance of the Fund and that of the most recent three- and five-year periods. They considered the successful performance of the Fund over the past several years relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, cash levels, the factoring of expense levels and distribution costs in analyzing performance, style drift and restrictions on permitted investments.

In addition to meetings during the year with the Fund's portfolio managers to discuss performance, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund's Class A shares in comparison to other funds determined comparable by Lipper. The directors also compared Fund performance to other industry benchmarks as part of their evaluation of investment performance.





                                                          Semiannual Report | 53

Mutual Discovery Fund

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

The comparable funds, as chosen by Lipper, to Mutual Discovery Fund included retail and institutional global multi-cap value funds. The Fund had a total return for the one-year period ended January 31, 2005, in the second best performing quintile and had annualized total returns for the three- and five-year periods in the second best and best performing quintiles, respectively. As noted above, the directors also considered the Fund's performance in the context of other benchmarks.

The directors concluded that the Fund continued to experience excellent performance in comparison to its various benchmarks and in the context of the Fund's objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The directors considered the cost of the services to be provided and the profits to be realized by the manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they discussed with management the trends in expense ratios over the past two years and the reasons for any increases. Consideration was given to a comparative analysis in the Lipper Section 15(c) Report of the management fee and total expense ratios of the Fund.

The Lipper Section 15(c) Report rankings of the Fund were considered by the directors to demonstrate that the Fund's management fee and expenses ranked well among its peers. The comparable funds to the Fund for expense purposes, as chosen by Lipper, consisted of seven other funds, including multi-cap value funds, global multi-cap core funds and global large-cap value funds. The Fund's management fee was in the middle expense quintile and its total expenses (including 12b-1 and non-12b-1 service fees) were in the lowest expense quintile (i.e., having the lowest expenses).

In coming to a determination on the appropriateness of the expenses for the Fund, the directors considered the Fund's strong performance and factors relating to its operation, including, but not limited to, the quality and experience of the Fund's portfolio managers and research staff and the nature of the disciplined value investment approach followed for the Fund. The directors concluded that the expense levels for the Fund were appropriate.

The directors also reviewed a Fund profitability analysis provided by management addressing profitability to Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the affiliated adviser to the Fund. The directors noted that this analysis is reviewed every other year by independent accountants based on agreed upon procedures. The directors reviewed the basis on which such reports are prepared and the reasonableness of the cost allocation methodology utilized in the profitability analysis. The independent directors reviewed the manager's method of assignment and allocation of actual expenses to the Fund, allocations for other accounts managed by the manager and the method of allocations in the Fund profitability study.





54 |  Semiannual Report

Mutual Discovery Fund

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

The independent directors met with management to discuss the Fund profitability study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing losses; economies of scale; and the relative contribution of the Fund to the profitability of the manager and its parent. The directors also considered an additional Lipper study analyzing the profitability of the parent of the manager as compared to other publicly held managers, which also aided the directors in considering profitability outside the context of distribution. The directors also considered the extent to which the manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of "soft" commission dollars to pay for research and other similar services. Based upon their consideration of all these factors, the directors determined that the level of profits realized by the manager under the management agreement with the Fund was not excessive in view of the nature, quality and extent of services provided.

The directors also reviewed the administrative services agreement and its fee structure and considered whether any changes were required. The directors, including the independent directors voting separately, concluded that the administrative services fee is satisfactory.

ECONOMIES OF SCALE. The Board also considered economies of scale in the context of whether they are realized by the manager and its affiliates as the Fund grows larger and the extent to which this is reflected in the level of the management fee charged. The directors noted that benefits of economies of scale are shared with Fund shareholders due to the decline in the effective management fee rate as recently introduced breakpoints are achieved by the Fund. The directors assessed the savings from the breakpoints that were instituted as part of the Fund's management fee in 2004. The directors noted that, as a result of the new breakpoints, the Fund had already begun to experience savings in its management fee. The directors believed that the breakpoints approved in 2004 were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The directors also considered the effects a continued increase in assets under management would have on the management fee of the Fund. To the extent economies of scale may be realized by the manager and its affiliates, the Board believed the advisory and administrative fees provide a sharing of benefits with the Fund and its shareholders.





                                                          Semiannual Report | 55

Mutual Discovery Fund

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.



56 |  Semiannual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 8



1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6. Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.




06/05                                          Not part of the semiannual Report

  [LOGO OMITTED]
FRANKLIN TEMPLETON    One Franklin Parkway
    INVESTMENTS       San Mateo, CA 94403-1906




WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.



SEMIANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL DISCOVERY FUND

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com


SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B, C & R)
1-800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.



477 S2005 08/05






MUTUAL FINANCIAL SERVICES FUND



                                                                   JUNE 30, 2005
--------------------------------------------------------------------------------


[PHOTO OMITTED]

--------------------------------------------------------------------------------

               SEMIANNUAL REPORT AND SHAREHOLDER LETTER | SECTOR

--------------------------------------------------------------------------------
                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?
                     MUTUAL                            Eligible shareholders can
             FINANCIAL SERVICES FUND                   sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------






                                 [LOGO OMITTED]
                               FRANKLIN TEMPLETON
                                   INVESTMENTS
                      Franklin o Templeton o MUTUAL SERIES

Thank You For Your
Continued Participation

At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.


Mutual Series is part of Franklin Templeton Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what we believe are undervalued stocks, as well as arbitrage situations and distressed securities. Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing. Templeton pioneered international investing and, with offices in over 25 countries, offers investors a truly global perspective.


TRUE DIVERSIFICATION

Because these management groups work independently and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why the funds can be used to build truly diversified allocation plans covering every major asset class.


RELIABILITY YOU CAN TRUST

Franklin Templeton Investments seeks to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped the firm become one of the most trusted names in financial services.



--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

[PHOTO OMITTED]

Not part of the semiannual report

Contents


SHAREHOLDER LETTER.......................................       1


SEMIANNUAL REPORT

Mutual Financial
Services Fund............................................       4

Performance Summary......................................      10

Your Fund's Expenses.....................................      13

Financial Highlights and
Statement of Investments.................................      15

Financial Statements.....................................      22

Notes to Financial Statements............................      26

Shareholder Information..................................      38


--------------------------------------------------------------------------------
Semiannual Report

Mutual Financial Services Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual Financial Services Fund seeks capital appreciation, with income as a secondary goal, by investing at least 80% of its net assets in securities issued by companies in the financial services industry that the manager believes are available at market prices less than their intrinsic value. The Fund concentrates its investments in securities of issuers such as banks, savings and loan organizations, credit card companies, brokerage firms, finance companies, sub-prime lending institutions, investment advisors, investment companies and insurance companies.



--------------------------------------------------------------------------------
  PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Mutual Financial Services Fund's semiannual report covering the period ended June 30, 2005.


PERFORMANCE OVERVIEW

Mutual Financial Services Fund - Class Z posted a 2.77% cumulative total return for the six months ended June 30, 2005. The Fund outperformed its benchmarks, the Standard & Poor's 500 Composite Index (S&P 500) and S&P 500 Financials Index, which had total returns of -0.81% and -2.33% for the same period.1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 10.


ECONOMIC AND MARKET OVERVIEW

During the six months ended June 30, 2005, a maturing domestic economic expansion was driven by staying power across most industries, sectors and regions. Gross domestic product (GDP) rose an annualized 3.8% in first quarter 2005 and an estimated 3.4% annualized in the second quarter, benefiting primarily from personal consumption and greater business investment.2 Demand for imported goods and materials fueled a widening trade gap. The U.S. dollar rallied in the first half of 2005 driven largely by rising



1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The S&P 500 Financials Index is market value weighted and includes all the financial stocks in the S&P 500. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
2. Source: Bureau of Economic Analysis.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.


4 |  Semiannual Report
short-term domestic interest rates and strong U.S. economic growth relative to its major trading partners.

With controlling inflation at the forefront of its agenda, the Federal Reserve Board raised the federal funds target rate from 2.25% to 3.25% and said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability. Oil prices hit record highs, yet inflation remained relatively contained for the 12 months ended June 30, 2005, as measured by the 2.0% rise for the core Consumer Price Index, which excludes volatile food and energy costs.3 Pricing pressures were somewhat eased by continued competition, globalization and offshoring, and most companies held back in passing along higher commodity and energy costs to consumers. Although short-term interest rates rose, long-term interest rates actually declined, reinvigorating housing and commercial real estate activity, which added to economic growth.

Most U.S. stock market indexes were in negative territory during the reporting period. Despite economic strength and improving corporate fundamentals, investors faced a stock market influenced partly by inflation worries, energy prices, the fluctuating dollar and short-term interest rate hikes. The blue chip stocks of the Dow Jones Industrial Average had a six-month total return of -3.65%, while total returns of the broader S&P 500 and the technology-heavy NASDAQ Composite Index were -0.81% and -3.52%.4

Aside from western Europe, most foreign economies experienced healthy growth during the six-month period. China's industrial production grew almost 17% in May, and Japan's economic outlook seemed brighter after real GDP grew 4.9% annualized in the first quarter of 2005.5

Oil prices remained a major concern for the global economy, as the commodity reached a high of more than $60 per barrel in June.6 Rising energy costs impacted companies around the world, but the effect appeared to be more dramatic in continental Europe, where consumer and business sentiment were weak. This region continued to face political and economic integration issues. In June, the European Central Bank lowered its growth expectations for the 12-nation euro zone. Aggravating the situation, France



PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 6/30/05

[BAR CHART OMITTED]

Insurance                                                  26.4%
Commercial Banks                                           25.7%
Real Estate                                                15.0%
Thrifts & Mortgage Finance                                  8.6%
Government Agencies                                         8.5%
Diversified Financial Services                              7.0%
Capital Markets                                             5.7%
Consumer Finance                                            0.9%
Commercial Services & Supplies                              0.8%
Diversified Consumer Services                               0.5%
Other Net Assets                                            0.9%


3. Source: Bureau of Labor Statistics.
4. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P
500. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.
5. Sources: National Bureau of Statistics, China; Economic and Social Research Institute (Japan).
6. Source: Bloomberg Energy/Commodity Service.


                                                           Semiannual Report | 5
and the Netherlands rejected in principle the adoption of a common European constitution, which raised some uncertainty about the European Union's political future.

Due to the dollar's recent appreciation versus most foreign currencies, foreign-generated returns were reduced significantly after their conversion into U.S. dollars. For example, the Morgan Stanley Capital International (MSCI) World Index's total return was 3.66% in local currencies, but was -0.40% in U.S. dollars. 7


INVESTMENT STRATEGY

We strive to provide investors with superior risk-adjusted returns over time through our distinctive, three-pronged investment style, which includes investments in undervalued common stocks, distressed debt and risk arbitrage. Rigorous fundamental analysis drives our investment process. We attempt to determine each investment's intrinsic value as well as the price at which we would be willing to commit shareholder funds. While valuation remains our key consideration, we utilize numerous fundamental factors such as return on equity, financial leverage and long-term earnings power. We also consider factors such as management quality and competitive position. As always, our approach to successful investing is as much about assessing risk and containing losses as it is about achieving profits. In addition, we will generally seek to hedge the Fund's currency exposure when we deem it advantageous, to focus our efforts on analyzing business fundamentals and assessing the value of company assets and liabilities.


MANAGER'S DISCUSSION

During the first half of 2005, the top three positive contributors to the Fund's solid performance -- Allied Irish Banks, Euronext and Catlin Group -- were all companies based outside the U.S. Based in Ireland, Allied Irish Banks has exposure to its domestic market as well as the U.K., Poland and to a smaller degree the U.S. Netherlands-based Euronext is a pan-European exchange, which operates the primary stock markets in Amsterdam, Brussels and Lisbon. Catlin Group, headquartered in Bermuda, has exposure to the global reinsurance markets in London, Bermuda and Ireland, as well as the primary insurance markets in the U.K.



--------------------------------------------------------------------------------
  WHAT IS RETURN ON EQUITY?
--------------------------------------------------------------------------------
  Return on equity is an amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. Return on equity tells common shareholders how effectually their money is being employed. Comparing percentages for current and prior periods also reveals trends, and comparison with industry composites reveals how well a company is holding its own against its competitors.
--------------------------------------------------------------------------------


7. Source: Standard & Poor's Micropal. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.


6 |  Semiannual Report

In recent years, we found more value in investments outside the U.S. than within our borders. Fund performance during the reporting period benefited as a number of non-domestic investments made significant gains. However, simply deploying cash into non-U.S. financial companies would not have guaranteed a positive performance. In fact, the MSCI World ex US Financial Index and the Bloomberg European Financial Index had total returns of -2.20% and -2.96% in U.S. dollar terms during the first six months of 2005.8 With the S&P 500 Financials Index's similar return of -2.33% during the same period, the Fund's positive gain of 2.77% certainly highlights the value of our bottom-up, research-driven investment style, as well as the Fund's flexibility to invest in companies and securities outside the U.S. 1

Allied Irish Banks (AIB) was a beneficiary of the robust lending environment and economic growth found in Ireland. AIB positioned itself as Ireland's leading commercial and retail bank and expected to achieve over 20% growth in high-quality loan volumes, 15% growth in deposits, as well as rapid growth in fees during 2005. In the U.K., AIB has a niche lending franchise focused on small and medium-sized companies in industries where it has a deep knowledge base and strong relationships with its customers. This franchise originated a significant amount of quality loan volume in the first half of 2005. Elsewhere, AIB's Polish operations experienced fee income growth while its partnership with M&T Bank in the U.S. continued to meet management's expectations for double-digit earnings-per-share growth in 2005. Additionally we remain enthusiastic because in our opinion, further profitability could be achieved as the year progresses if management's cost rationalization strategies begin to yield benefits. AIB will begin the second half of 2005 with Eugene Sheehy taking over as CEO. Mr. Sheehy is an AIB veteran and we have confidence that he can skillfully manage AIB's continued growth. Although AIB shares generated over 18% return in local currency during the reporting period, we continued to hold the position, consistent with our strategy. We believe that the market price did not fully reflect the bank's value given the strength of the Irish economy and the bank's fundamentals.

Since the company's initial public offering in 2001, Euronext has consistently increased profitability and cash flow despite volatile market conditions.



TOP 10 HOLDINGS
6/30/05
--------------------------------------------------------
  COMPANY                                    % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY                   NET ASSETS
--------------------------------------------------------
  White Mountains Insurance Group Inc.             3.7%
   INSURANCE, U.S.
--------------------------------------------------------
  Allied Irish Banks PLC                           3.6%
   COMMERCIAL BANKS, IRELAND
--------------------------------------------------------
  Sovereign Bancorp Inc.                           3.0%
   THRIFTS & MORTGAGE FINANCE, U.S.
--------------------------------------------------------
  iStar Financial Inc., common & preferred         2.9%
   REAL ESTATE, U.S.
--------------------------------------------------------
  Euronext                                         2.5%
   DIVERSIFIED FINANCIAL SERVICES,
   NETHERLANDS
--------------------------------------------------------
  Fortis Group NV                                  2.4%
   DIVERSIFIED FINANCIAL SERVICES,
   BELGIUM
--------------------------------------------------------
  Hartford Financial Services Group, Inc.          2.4%
   INSURANCE, U.S.
--------------------------------------------------------
  First Community Bancorp                          2.3%
   COMMERCIAL BANKS, U.S.
--------------------------------------------------------
  Hudson City Bancorp Inc.                         2.2%
   THRIFTS &MORTGAGE FINANCE, U.S.
--------------------------------------------------------
  Old Republic International Corp.                 2.2%
   INSURANCE, U.S.
--------------------------------------------------------




8. Source: MSCI. The MSCI World ex US Financial Index is a free float-adjusted, market capitalization-weighted index designed to measure developed market equity performance of the financial sector of the MSCI World Index, excluding the U.S. The Bloomberg European Financial Index is a market capitalization-weighted index designed to measure the equity market performance of the most highly capitalized companies of the financial sectors in ECU traded European exchanges. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


                                                           Semiannual Report | 7

The Fund's investment in Euronext was driven by our belief that the market did not appreciate these improvements and therefore valued the company at a substantial discount to its intrinsic value. Following the company's announcement of its intention to purchase the London Stock Exchange, Euronext's stock price increased in value, recording a 27% gain in local currency during the first six months of 2005. While the potential acquisition of the London Stock Exchange has not yet been resolved, we remained confident in Euronext's ability to generate attractive returns for shareholders with or without the assets that would come from the acquisition.

Catlin Group underwrites reinsurance and specialty insurance worldwide. Much of the company's history stems from its participation in the well-established Lloyd's insurance market in London. However, prior to its initial public offering in 2004, the company expanded to Bermuda and Ireland, which gave Catlin added underwriting capacity and flexibility, as well as the opportunity to participate in contracts written outside the Lloyd's market. We have confidence in Catlin's management and believe that they can continue to increase profitability in both its reinsurance and primary insurance operations.

As always, not all of the Fund's investments lived up to our expectations. Our investments in Bimini Mortgage Management and New York Mortgage Trust, two mortgage REITs (real estate investment trusts) that completed initial public offerings in 2004, declined in value during the first six months of 2005. The flattening U.S. yield curve negatively impacted the companies' spreads and profitability, which led some investors with shorter investment time horizons than our own to shift capital away from the financials sector.

Our investment in Integrated Alarm Services, which buys residential and commercial alarm contracts, underperformed during the reporting period. Among investors, confidence in management's earnings targets remained low, which was exacerbated by delayed filing of the company's 2004 10-K and first quarter 2005 10-Q. We continue to believe in Integrated Alarm's business model and maintained our holdings in the company's stock.

Also, entering 2005 we were less than fully hedged in foreign currencies, which negatively impacted the Fund's performance during the reporting period.




8 |  Semiannual Report

Thank you for your continued participation in Mutual Financial Services Fund. We look forward to serving your future investment needs.



[PHOTO OF TODD J. JONASZ]

/S/Todd J. Jonasz

Todd J. Jonasz
Portfolio Manager



[PHOTO OF CHARLES M. LAHR]

/S/Charles M. Lahr

Charles M. Lahr, CFA
Assistant Portfolio Manager

Mutual Financial Services Fund




THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.



--------------------------------------------------------------------------------
TODD JONASZ has been a portfolio manager for Mutual Financial Services Fund since 2002, when he joined Franklin Templeton Investments. Previously, he was a research analyst with Lazard Asset Management for the period 2000-2002. Also, he was Vice President in Donaldson, Lufkin & Jenrette's equity research department for the period 1995-1998.

CHARLES LAHR is an assistant portfolio manager of Mutual Beacon, Mutual European and Mutual Financial Services Funds. He is also an analyst for Franklin Mutual Advisers specializing in foreign equitities and focusing on non-U.S. financial services companies. Prior to joining Mutual Series in 2003. Mr. Lahr was an international equities research analyst for the State of Wisconsin Investment Board. He has 11 years of experience in the financial services industry.
--------------------------------------------------------------------------------


                                                           Semiannual Report | 9

Performance Summary as of 6/30/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
--------------------------------------------------------------------------------------------------
  CLASS Z (SYMBOL: TEFAX)                               CHANGE           6/30/05         12/31/04
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.02            $20.47           $20.45
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/05-6/30/05)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0344
--------------------------------------------------------------------------------------------------
  Short-Term Capital Gain               $0.0951
--------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $0.4164
--------------------------------------------------------------------------------------------------
     TOTAL                              $0.5459
--------------------------------------------------------------------------------------------------
  CLASS A (SYMBOL: TFSIX)                               CHANGE           6/30/05         12/31/04
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.00            $20.47           $20.47
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/05-6/30/05)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0284
--------------------------------------------------------------------------------------------------
  Short-Term Capital Gain               $0.0951
--------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $0.4164
--------------------------------------------------------------------------------------------------
     TOTAL                              $0.5399
--------------------------------------------------------------------------------------------------
  CLASS B (SYMBOL: TBFSX)                               CHANGE           6/30/05         12/31/04
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.07            $20.02           $20.09
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/05-6/30/05)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0161
--------------------------------------------------------------------------------------------------
  Short-Term Capital Gain               $0.0951
--------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $0.4164
--------------------------------------------------------------------------------------------------
     TOTAL                              $0.5276
--------------------------------------------------------------------------------------------------
  CLASS C (SYMBOL: TMFSX)                               CHANGE           6/30/05         12/31/04
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.06            $20.33           $20.39
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/05-6/30/05)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0165
--------------------------------------------------------------------------------------------------
  Short-Term Capital Gain               $0.0951
--------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $0.4164
--------------------------------------------------------------------------------------------------
     TOTAL                              $0.5280
--------------------------------------------------------------------------------------------------



10 |  Semiannual Report

PERFORMANCE 1

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

-----------------------------------------------------------------------------------------------------
  CLASS Z                              6-MONTH           1-YEAR          5-YEAR  INCEPTION (8/19/97)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2              2.77%           15.36%         126.91%           218.83%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3          2.77%           15.36%          17.81%            15.89%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4        $10,277          $11,536         $22,691           $31,883
-----------------------------------------------------------------------------------------------------
  CLASS A                              6-MONTH           1-YEAR          5-YEAR  INCEPTION (8/19/97)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2              2.64%           15.03%         123.07%           210.89%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3         -3.27%            8.40%          16.02%            14.65%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4         $9,673          $10,840         $21,020           $29,301
-----------------------------------------------------------------------------------------------------
  CLASS B                              6-MONTH           1-YEAR          5-YEAR   INCEPTION (1/1/99)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2              2.28%           14.25%         116.00%            49.12%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3         -1.71%           10.25%          16.44%            11.47%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4         $9,829          $11,025         $21,400           $14,612
-----------------------------------------------------------------------------------------------------
  CLASS C                              6-MONTH           1-YEAR          5-YEAR  INCEPTION (8/19/97)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2              2.30%           14.27%         115.94%           195.52%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3          1.30%           13.27%          16.64%            14.78%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4        $10,130          $11,327         $21,594           $29,552
-----------------------------------------------------------------------------------------------------


PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.


FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



                                                          Semiannual Report | 11

ENDNOTES


INVESTING IN A SINGLE-SECTOR FUND INVOLVES SPECIAL RISKS, INCLUDING GREATER SENSITIVITY TO ECONOMIC, POLITICAL OR REGULATORY DEVELOPMENTS AFFECTING THE SECTOR. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, AS WELL AS LOWER-RATED "JUNK BONDS," WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.


1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.



12 |  Semiannual Report

Your Fund's Expenses


As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.


ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.
   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.


HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.






                                                          Semiannual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                        BEGINNING ACCOUNT    ENDING ACCOUNT    EXPENSES PAID DURING
  CLASS Z                                 VALUE 12/31/04      VALUE 6/30/05  PERIOD* 12/31/04-6/30/05
-------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,027.70               $ 5.43
-------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,019.44               $ 5.41
-------------------------------------------------------------------------------------------------------
  CLASS A
-------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,026.40               $ 6.98
-------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,017.90               $ 6.95
-------------------------------------------------------------------------------------------------------
  CLASS B
-------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,022.80               $10.43
-------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,014.48               $10.39
-------------------------------------------------------------------------------------------------------
  CLASS C
-------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,023.00               $10.43
-------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,014.48               $10.39
-------------------------------------------------------------------------------------------------------


*Expenses are equal to the annualized expense ratio for each class (Z: 1.08%; A:
1.39%; B: 2.08%; and C: 2.08%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.




14 |  Semiannual Report

Mutual Financial Services Fund

FINANCIAL HIGHLIGHTS


                                                    ------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                       JUNE 30, 2005                    YEAR ENDED DECEMBER 31,
CLASS Z                                                 (UNAUDITED)      2004         2003       2002        2001        2000
                                                    ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........              $20.45     $20.06       $15.92     $16.64      $16.33      $13.05
                                                    ------------------------------------------------------------------------------

Income from investment operations:

 Net investment income a .....................                0.26       0.34         0.23       0.25        0.24        0.23

 Net realized and unrealized gains (losses) ..                0.30       2.70         4.58      (0.26)       1.71        3.87
                                                    ------------------------------------------------------------------------------
Total from investment operations .............                0.56       3.04         4.81      (0.01)       1.95        4.10
                                                    ------------------------------------------------------------------------------
Less distributions from:

 Net investment income .......................               (0.03)     (0.32)       (0.24)     (0.28)      (0.23)      (0.24)

 Net realized gains ..........................               (0.51)     (2.33)       (0.43)     (0.43)      (1.41)      (0.58)
                                                    ------------------------------------------------------------------------------
Total distributions ..........................               (0.54)     (2.65)       (0.67)     (0.71)      (1.64)      (0.82)
                                                    ------------------------------------------------------------------------------
Redemption fees ..............................                  --d        --d          --         --          --          --
                                                    ------------------------------------------------------------------------------
Net asset value, end of period ...............              $20.47     $20.45       $20.06     $15.92      $16.64      $16.33
                                                    ------------------------------------------------------------------------------

Total return b ...............................               2.77%     15.62%       30.23%    (0.27)%      12.31%      32.29%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ............            $163,386   $166,175     $151,918   $104,658     $96,936     $80,051

Ratios to average net assets:*

 Expenses c ..................................               1.08%e     1.10%        1.13%      1.09%       1.10%       1.24%

 Net investment income .......................               2.64%e     1.65%        1.28%      1.47%       1.43%       1.65%

Portfolio turnover rate ......................              12.49%     38.40%       25.78%     40.17%      83.41%      53.65%

*Ratios to average net assets, excluding dividend
  expense on securities sold short:
 Expenses ....................................               1.08%e     1.09%        1.11%      1.09%       1.09%       1.23%




a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
d Amount is less than $0.01 per share.
e Annualized.




                     Semiannual Report | See notes to financial statements. | 15

Mutual Financial Services Fund

                                                    ------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                       JUNE 30, 2005                   YEAR ENDED DECEMBER 31,
CLASS A                                                 (UNAUDITED)      2004         2003       2002        2001        2000
                                                    ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........              $20.47     $20.08       $15.95     $16.66      $16.35      $13.07
                                                    ------------------------------------------------------------------------------

Income from investment operations:

 Net investment income a .....................                0.24       0.27         0.16       0.19        0.19        0.18

 Net realized and unrealized gains (losses) ..                0.30       2.70         4.58      (0.25)       1.71        3.87
                                                    ------------------------------------------------------------------------------
Total from investment operations .............                0.54       2.97         4.74      (0.06)       1.90        4.05
                                                    ------------------------------------------------------------------------------
Less distributions from:

 Net investment income .......................               (0.03)     (0.25)       (0.18)     (0.22)      (0.18)      (0.19)

 Net realized gains ..........................               (0.51)     (2.33)       (0.43)     (0.43)      (1.41)      (0.58)
                                                    ------------------------------------------------------------------------------
Total distributions ..........................               (0.54)     (2.58)       (0.61)     (0.65)      (1.59)      (0.77)
                                                    ------------------------------------------------------------------------------
Redemption fees ..............................                  --d        --d          --         --          --          --
                                                    ------------------------------------------------------------------------------
Net asset value, end of period ...............              $20.47     $20.47       $20.08     $15.95      $16.66      $16.35
                                                    ------------------------------------------------------------------------------

Total return b ...............................               2.64%     15.17%       29.79%     (0.57)%     11.85%      31.90%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ............            $307,044   $296,778     $264,411   $180,299    $167,903    $131,331

Ratios to average net assets:*

 Expenses c ..................................               1.39%e     1.44%        1.48%      1.44%       1.45%       1.59%

 Net investment income .......................               2.33%e     1.31%        0.93%      1.12%       1.08%       1.30%

Portfolio turnover rate ......................              12.49%     38.40%       25.78%     40.17%      83.41%      53.65%

*Ratios to average net assets, excluding dividend
  expense on securities sold short:
 Expenses ....................................               1.39%e     1.43%        1.46%      1.44%       1.44%       1.58%




a Based on average daily shares outstanding.
b Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
d Amount is less than $0.01 per share.
e Annualized.




16 | See notes to financial statements. | Semiannual Report

Mutual Financial Services Fund

                                                    ------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                       JUNE 30, 2005                    YEAR ENDED DECEMBER 31,
CLASS B                                                 (UNAUDITED)      2004         2003       2002        2001        2000
                                                    ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........              $20.09     $19.76       $15.73     $16.47      $16.21      $13.00
                                                    ------------------------------------------------------------------------------
Income from investment operations:

 Net investment income a .....................                0.16       0.14         0.05       0.09        0.07        0.09

 Net realized and unrealized gains (losses) ..                0.30       2.64         4.49      (0.26)       1.70        3.83
                                                    ------------------------------------------------------------------------------
Total from investment operations .............                0.46       2.78         4.54      (0.17)       1.77        3.92
                                                    ------------------------------------------------------------------------------

Less distributions from:

 Net investment income .......................               (0.02)     (0.12)       (0.08)     (0.14)      (0.10)      (0.13)

 Net realized gains ..........................               (0.51)     (2.33)       (0.43)     (0.43)      (1.41)      (0.58)
                                                    ------------------------------------------------------------------------------
Total distributions ..........................               (0.53)     (2.45)       (0.51)     (0.57)      (1.51)      (0.71)
                                                    ------------------------------------------------------------------------------
Redemption fees ..............................                  --d        --d          --         --          --          --
                                                    ------------------------------------------------------------------------------
Net asset value, end of period ...............              $20.02     $20.09       $19.76     $15.73      $16.47      $16.21
                                                    ------------------------------------------------------------------------------

Total return b ...............................               2.28%     14.51%       28.88%    (1.21)%      11.16%      31.00%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ............             $39,829    $42,614      $34,219    $20,776     $11,212      $4,429

Ratios to average net assets:*

 Expenses c ..................................               2.08%e     2.10%        2.12%      2.09%       2.10%       2.24%

 Net investment income .......................               1.64%e     0.65%        0.29%      0.47%       0.42%       0.62%

Portfolio turnover rate ......................              12.49%     38.40%       25.78%     40.17%      83.41%      53.65%

 *Ratios to average net assets, excluding dividend expense on securities sold short:

   Expenses ..................................               2.08%e     2.09%        2.10%      2.09%       2.09%       2.23%




a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
d Amount is less than $0.01 per share.
e Annualized.


                     Semiannual Report | See notes to financial statements. | 17

Mutual Financial Services Fund

                                                    ------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                       JUNE 30, 2005                    YEAR ENDED DECEMBER 31,
CLASS C                                                 (UNAUDITED)      2004         2003       2002        2001        2000
                                                    ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........              $20.39     $20.02       $15.92     $16.63      $16.32      $13.05
                                                    ------------------------------------------------------------------------------
Income from investment operations:

 Net investment income a .....................                0.16       0.13         0.05       0.08        0.07        0.09

 Net realized and unrealized gains (losses) ..                0.31       2.68         4.55       (.25)       1.71        3.86
                                                    ------------------------------------------------------------------------------
Total from investment operations .............                0.47       2.81         4.60       (.17)       1.78        3.95
                                                    ------------------------------------------------------------------------------
Less distributions from:

 Net investment income .......................               (0.02)     (0.11)       (0.07)     (0.11)      (0.06)      (0.10)

 Net realized gains ..........................               (0.51)     (2.33)       (0.43)     (0.43)      (1.41)      (0.58)
                                                    ------------------------------------------------------------------------------
Total distributions ..........................               (0.53)     (2.44)       (0.50)     (0.54)      (1.47)      (0.68)
                                                    ------------------------------------------------------------------------------
Redemption fees ..............................                  --d        --d          --         --          --          --
                                                    ------------------------------------------------------------------------------
Net asset value, end of period ...............              $20.33     $20.39       $20.02     $15.92      $16.63      $16.32
                                                    ------------------------------------------------------------------------------

Total return b ...............................               2.30%     14.46%       28.87%     (1.20)%     11.15%      31.08%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ............            $151,028   $155,698     $141,233   $105,451    $106,248     $94,851

Ratios to average net assets:*

 Expenses c ..................................               2.08%e     2.10%        2.13%      2.07%       2.09%       2.23%

 Net investment income .......................               1.64%e     0.65%        0.28%      0.49%       0.43%       0.67%

Portfolio turnover rate ......................              12.49%     38.40%       25.78%     40.17%      83.41%      53.65%

*Ratios to average net assets, excluding dividend
  expense on securities sold short:
 Expenses ....................................               2.08%e     2.09%        2.11%      2.07%       2.08%       2.22%




a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
d Amount is less than $0.01 per share.
e Annualized.




18 | See notes to financial statements. | Semiannual Report

Mutual Financial Services Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2005 (UNAUDITED)


---------------------------------------------------------------------------------------------------------------------------
                                                                               COUNTRY     SHARES/WARRANTS        VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND OTHER EQUITY INTERESTS 89.4%
   CAPITAL MARKETS 5.7%
  aA.B. Watley Group Inc. .............................................    United States          128,365     $      7,702
   Acta Holding ASA ...................................................       Norway            5,451,500       10,761,186
   DT Beteiligungs AG .................................................       Germany             484,099        7,597,270
  aIchiyoshi Securities Co. Ltd. ......................................        Japan              193,100        1,794,416
  bKKR Financial Corp., 144A ..........................................    United States          382,400        9,082,000
   MCG Capital Corp. ..................................................    United States          505,900        8,640,772
                                                                                                              -------------
                                                                                                                37,883,346
                                                                                                              -------------

   COMMERCIAL BANKS 25.7%
  aAareal Bank AG .....................................................       Germany              42,000        1,356,888
   Allied Irish Banks PLC .............................................       Ireland           1,106,400       23,802,761
   Bank of Ireland ....................................................       Ireland             895,572       14,452,036
   BNP Paribas SA .....................................................       France              208,800       14,325,077
  aCentennial Bank Holdings Inc. ......................................    United States          946,861       10,226,099
a,bCerberus NCB Acquisition LP Ltd., wts., 8/29/13 ....................        Japan            1,856,774        2,645,903
   City National Corp. ................................................    United States           90,253        6,472,043
   Danske Bank ........................................................       Denmark             431,100       12,969,230
a,bElephant Capital Holdings Ltd. .....................................        Japan                2,090        3,970,962
   First Community Bancorp ............................................    United States          327,160       15,540,100
   Foreningssparbanken AB, A ..........................................       Sweden              581,500       12,761,168
   Laurentian Bank of Canada ..........................................       Canada              442,000        9,762,893
   PNC Financial Services Group .......................................    United States           88,400        4,814,264
   Prosperity Bancshares Inc. .........................................    United States          152,837        4,372,666
  aSignature Bank .....................................................    United States          525,681       12,826,616
a,b,c State National Bancshares Inc. ..................................    United States          507,936       14,222,208
  aTexas Capital Bancshares Inc. ......................................    United States          282,000        5,566,680
                                                                                                              -------------
                                                                                                               170,087,594
                                                                                                              -------------

   COMMERCIAL SERVICES & SUPPLIES 0.8%
  dComdisco, Contingent Distribution ..................................    United States        4,645,036               --
   Comdisco Holding Co. Inc. ..........................................    United States               38              637
a,cIntegrated Alarm Services ..........................................    United States        1,277,700        5,609,103
                                                                                                              -------------
                                                                                                                 5,609,740
                                                                                                              -------------

   CONSUMER FINANCE 0.9%
   Credia Co. Ltd. ....................................................        Japan              185,200        5,647,564
  aUnion Acceptance Corp., A ..........................................    United States        1,198,600          179,790
                                                                                                              -------------
                                                                                                                 5,827,354
                                                                                                              -------------

   DIVERSIFIED CONSUMER SERVICES 0.5%
  aBanca Italease .....................................................        Italy              248,900        3,403,194
                                                                                                              -------------

   DIVERSIFIED FINANCIAL SERVICES 7.0%
   Euronext ...........................................................     Netherlands           487,100       16,496,980
   Fortis Group NV ....................................................       Belgium             569,822       15,809,811
   Guinness Peat Group PLC ............................................     New Zealand         2,201,300        3,063,765
   Leucadia National Corp. ............................................    United States          131,175        5,067,290
   London Stock Exchange PLC ..........................................   United Kingdom          620,200        5,460,818
                                                                                                              -------------
                                                                                                                45,898,664
                                                                                                              -------------




                                                          Semiannual Report | 19

Mutual Financial Services Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                               COUNTRY     SHARES/WARRANTS        VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
   INSURANCE 26.4%
   Axis Capital Holdings Ltd. .........................................       Bermuda             241,400     $  6,831,620
  aBerkshire Hathaway Inc., A .........................................    United States              113        9,435,500
  aBerkshire Hathaway Inc., B .........................................    United States              334          929,689
   Catlin Group .......................................................   United Kingdom        1,568,000       11,446,588
  aConseco Inc. .......................................................    United States          567,475       12,382,305
   FBD Holdings PLC ...................................................       Ireland             309,900       10,124,387
   Hartford Financial Services Group Inc. .............................    United States          208,400       15,584,152
a,bImagine Group Holdings Ltd. ........................................       Bermuda             551,589        5,649,115
   IPC Holdings Ltd. ..................................................    United States          162,800        6,450,136
   Irish Life & Permanent PLC .........................................       Ireland             438,900        7,716,398
   Montpelier Re Holdings Ltd. ........................................       Bermuda             180,275        6,233,910
   Nationwide Financial Services Inc., A ..............................    United States          180,200        6,836,788
   Old Republic International Corp. ...................................    United States          586,300       14,827,527
a,bOlympus Re Holdings Ltd. ...........................................       Bermuda               7,480        1,401,677
   Prudential Financial Inc. ..........................................    United States          130,200        8,548,932
   Safety Insurance Group Inc. ........................................    United States          367,200       12,396,672
a,bSymetra Financial ..................................................    United States          117,300       13,489,500
   White Mountains Insurance Group Inc. ...............................    United States           38,548       24,319,933
                                                                                                              -------------
                                                                                                               174,604,829
                                                                                                              -------------

   REAL ESTATE 13.8%
   Bimini Mortgage Management Inc., A .................................    United States          923,267       13,018,065
  aCBRE Realty Finance Inc., 144A .....................................    United States          525,000        7,875,000
   Fieldstone Investment Corp. ........................................    United States          509,700        7,339,680
   Homebanc Corp. .....................................................    United States          825,793        7,506,458
   iStar Financial Inc. ...............................................    United States          278,100       11,566,179
   JER Investors Trust, 144A ..........................................    United States          298,400        4,461,080
   Medical Properties Trust ...........................................    United States          676,500        6,798,825
   Mortgageit Holdings Inc. ...........................................    United States          692,400       12,636,300
   New York Mortgage Trust Inc. .......................................    United States          640,440        5,808,791
   Saxon Capital Inc. .................................................    United States          844,100       14,408,787
                                                                                                              -------------
                                                                                                                91,419,165
                                                                                                              -------------

   THRIFTS & MORTGAGE FINANCE 8.6%
   Astoria Financial Corp. ............................................    United States           75,600        2,152,332
   Bank Mutual Corp. ..................................................    United States          677,000        7,487,620
   First Niagara Financial Group Inc. .................................    United States          131,953        1,923,875
  aFranklin Bank Corp. ................................................    United States          310,100        5,817,476
   Golden West Financial Corp. ........................................    United States           66,800        4,300,584
   Hudson City Bancorp Inc. ...........................................    United States        1,303,320       14,870,881
   Sovereign Bancorp Inc. .............................................    United States          898,800       20,079,192
  aSterling Financial Corp. ...........................................    United States           11,049          413,233
                                                                                                              -------------
                                                                                                                57,045,193
                                                                                                              -------------
   TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS (COST $448,170,985) .                                        591,779,079
                                                                                                              -------------




20 |  Semiannual Report

Mutual Financial Services Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                               COUNTRY         SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
   PREFERRED STOCK (COST $7,448,950) 1.2%
   REAL ESTATE 1.2%
   iStar Financial Inc., 7.875%, pfd., E ..............................    United States          297,958     $  7,682,847
                                                                                                              -------------
                                                                                          ----------------
                                                                                          PRINCIPAL AMOUNT
                                                                                          ----------------
   GOVERNMENT AGENCIES (COST $56,282,846) 8.5%
  eFederal Home Loan Bank, 2.166% - 3.600%, 7/01/05 - 9/22/06 .........    United States   $   56,627,000       56,208,302
                                                                                                              -------------

   TOTAL INVESTMENTS (COST $511,902,781) 99.1% ........................                                        655,670,228
   NET UNREALIZED GAIN ON FORWARD EXCHANGE CONTRACTS 0.6% .............                                          3,772,471
   OTHER ASSETS, LESS LIABILITIES 0.3% ................................                                          1,845,240
                                                                                                              -------------
   NET ASSETS 100.0% ..................................................                                       $661,287,939
                                                                                                              -------------



SELECTED PORTFOLIO ABBREVIATIONS:
LP    -  Limited Partnership
PLC   -  Public Limited Co.



a Non-income producing.
b See Note 9 regarding restricted and illiquid securities.
c See Note 10 regarding holdings of 5% voting securities.
d Contingent Distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
e See Note 1(g) regarding securities segregated with broker for securities sold short.



                     Semiannual Report | See notes to financial statements. | 21

Mutual Financial Services Fund

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
June 30, 2005 (unaudited)



Assets:
 Investments in securities:
  Cost - Unaffiliated issuers.............................................................................    $495,301,972
  Cost - Non-controlled affiliated issuers (Note 10)......................................................      16,600,809
                                                                                                              -------------
  Total cost of investments...............................................................................    $511,902,781
                                                                                                              -------------
  Value - Unaffiliated issuers (includes securities segregated with broker for securities sold short in the
   amount of $6,974,833)..................................................................................    $635,838,917
  Value - Non-controlled affiliated issuers (Note 10).....................................................      19,831,311
                                                                                                              -------------
  Total value of investments..............................................................................     655,670,228
 Cash.....................................................................................................           1,529
 Foreign currency, at value (cost $2,024,745 )............................................................       2,009,679
 Receivables:
  Investment securities sold..............................................................................       1,334,587
  Capital shares sold.....................................................................................         947,419
  Dividends and interest..................................................................................       2,210,978
 Unrealized gain on forward exchange contracts (Note 8)...................................................       3,849,259
 Cash on deposits with brokers for securities sold short..................................................       1,779,565
 Due from broker - synthetic equity swaps ................................................................         678,565
                                                                                                              -------------
      Total assets........................................................................................     668,481,809
                                                                                                              -------------
Liabilities:
 Payables:
  Investment securities purchased.........................................................................       4,157,006
  Capital shares redeemed.................................................................................       1,826,460
  Affiliates..............................................................................................       1,048,838
 Unrealized loss on forward exchange contracts (Note 8)...................................................          76,788
 Other liabilities........................................................................................          84,778
                                                                                                              -------------
      Total liabilities...................................................................................       7,193,870
                                                                                                              -------------
        Net assets, at value..............................................................................    $661,287,939
                                                                                                              -------------
Net assets consist of:
 Undistributed net investment income......................................................................    $  7,544,803
 Net unrealized appreciation (depreciation)...............................................................     148,039,384
 Accumulated net realized gain (loss).....................................................................      10,362,057
 Paid-in capital..........................................................................................     495,341,695
                                                                                                              -------------
        Net assets, at value..............................................................................    $661,287,939
                                                                                                              -------------




22 | See notes to financial statements. | Semiannual Report

Mutual Financial Services Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2005 (unaudited)



CLASS Z:
 Net assets, at value.....................................................................................    $163,386,181
                                                                                                              -------------
 Shares outstanding.......................................................................................       7,980,054
                                                                                                              -------------
 Net asset value and maximum offering price per share a...................................................          $20.47
                                                                                                              -------------
CLASS A:
 Net assets, at value.....................................................................................    $307,044,381
                                                                                                              -------------
 Shares outstanding.......................................................................................      14,997,829
                                                                                                              -------------
 Net asset value per share a..............................................................................          $20.47
                                                                                                              -------------
 Maximum offering price per share (net asset value per share / 94.25%)....................................          $21.72
                                                                                                              -------------
CLASS B:
 Net assets, at value.....................................................................................    $ 39,829,252
                                                                                                              -------------
 Shares outstanding.......................................................................................       1,989,275
                                                                                                              -------------
 Net asset value and maximum offering price per share a...................................................          $20.02
                                                                                                              -------------
CLASS C:
 Net assets, at value.....................................................................................    $151,028,125
                                                                                                              -------------
 Shares outstanding.......................................................................................       7,427,565
                                                                                                              -------------
 Net asset value and maximum offering price per share a...................................................          $20.33
                                                                                                              -------------



a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.




                     Semiannual Report | See notes to financial statements. | 23

Mutual Financial Services Fund

STATEMENT OF OPERATIONS
for the six months ended June 30, 2005 (unaudited)


Investment income:
 Dividends: (net of foreign taxes of $398,609)
  Unaffiliated issuers.....................................................................................    $10,293,471
  Non-controlled affiliated issuers (Note 10)..............................................................        119,471
 Interest:
  Unaffiliated issuers.....................................................................................      1,597,000
 Other income (Note 11)....................................................................................         13,216
                                                                                                               ------------
  Total investment income..................................................................................     12,023,158
                                                                                                               ------------
Expenses:
 Management fees (Note 3a).................................................................................      2,585,322
 Administrative fees (Note 3b).............................................................................        248,576
 Distribution fees (Note 3c)
  Class A..................................................................................................        465,179
  Class B..................................................................................................        201,038
  Class C..................................................................................................        749,234
 Transfer agent fees (Note 3e).............................................................................        530,100
 Custodian fees (Note 4)...................................................................................         21,500
 Reports to shareholders...................................................................................         37,500
 Registration and filing fees..............................................................................         21,500
 Professional fees.........................................................................................         34,206
 Directors' fees and expenses..............................................................................          6,900
 Other.....................................................................................................         12,800
                                                                                                               ------------
  Total expenses...........................................................................................      4,913,855
  Expense reductions (Note 4)..............................................................................         (3,053)
                                                                                                               ------------
   Net expenses............................................................................................      4,910,802
                                                                                                               ------------
     Net investment income.................................................................................      7,112,356
                                                                                                               ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments
   Unaffiliated Issuers....................................................................................     11,118,806
   Non-controlled affiliated issuers (Note 10).............................................................     (1,397,158)
  Foreign currency transactions............................................................................       (962,349)
                                                                                                               ------------
   Net realized gain (loss)................................................................................      8,759,299
                                                                                                               ------------
 Net change in unrealized appreciation (depreciation) on:
  Investments..............................................................................................     (7,120,183)
  Translation of assets and liabilities denominated in foreign currencies..................................      7,714,232
                                                                                                               ------------
   Net change in unrealized appreciation (depreciation)....................................................        594,049
                                                                                                               ------------
Net realized and unrealized gain (loss)....................................................................      9,353,348
                                                                                                               ------------
Net increase (decrease) in net assets resulting from operations............................................    $16,465,704
                                                                                                               ------------




24 | See notes to financial statements. | Semiannual Report

Mutual Financial Services Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      -------------------------------------
                                                                                      SIX MONTHS ENDED         YEAR
                                                                                        JUNE 30, 2005          ENDED
                                                                                         (UNAUDITED)     DECEMBER 31, 2004
                                                                                      -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............................................................     $  7,112,356         $  7,317,147
  Net realized gain (loss) from investments and foreign currency transactions ......        8,759,299           75,153,281
  Net change in unrealized appreciation (depreciation) on investments and translation of
   assets and liabilities denominated in foreign currencies ........................          594,049            4,143,917
                                                                                         ----------------------------------
     Net increase (decrease) in net assets resulting from operations ...............       16,465,704           86,614,345
                                                                                         ----------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class Z .........................................................................         (268,562)          (2,336,535)
   Class A .........................................................................         (413,989)          (3,220,768)
   Class B .........................................................................          (31,459)            (231,903)
   Class C .........................................................................         (120,329)            (755,016)
  Net realized gains:
   Class Z .........................................................................       (3,993,293)         (17,118,618)
   Class A .........................................................................       (7,445,910)         (30,433,763)
   Class B .........................................................................         (999,025)          (4,488,054)
   Class C .........................................................................       (3,730,216)         (16,255,643)
                                                                                         ----------------------------------
 Total distributions to shareholders ...............................................      (17,002,783)         (74,840,300)
                                                                                         ----------------------------------
 Capital share transactions: (Note 2)
   Class Z .........................................................................       (2,952,934)          10,924,104
   Class A .........................................................................       10,310,448           27,243,812
   Class B .........................................................................       (2,617,747)           7,845,879
   Class C .........................................................................       (4,179,806)          11,696,402
                                                                                         ----------------------------------
 Total capital share transactions ..................................................          559,961           57,710,197
                                                                                         ----------------------------------
 Redemption fees....................................................................              590                  102
                                                                                         ----------------------------------
     Net increase (decrease) in net assets .........................................           23,472           69,484,344
Net assets:
 Beginning of period ...............................................................      661,264,467          591,780,123
                                                                                         ----------------------------------
 End of period .....................................................................     $661,287,939         $661,264,467
                                                                                         ----------------------------------
Undistributed net investment income included in net assets:
 End of period .....................................................................     $  7,544,803         $  1,266,786
                                                                                         ----------------------------------




                     Semiannual Report | See notes to financial statements. | 25

Mutual Financial Services Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Financial Services Fund (the Fund) is a separate, non-diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), consisting of 6 separate series. The Series Fund is an open-end investment company registered under the Investment Company Act of 1940. The financial statements of the remaining funds in the series are presented separately.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.





26 |  Semiannual Report

Mutual Financial Services Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily by the Fund and any equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.





                                                          Semiannual Report | 27

Mutual Financial Services Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. FOREIGN CURRENCY CONTRACTS (CONTINUED)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

E. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

F. OPTION CONTRACTS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

G. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.





28 |  Semiannual Report

Mutual Financial Services Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. SECURITIES SOLD SHORT (CONTINUED)

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

H. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income, dividends declared on securities sold short, and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the funds based on the ratio of net assets of each Fund to the combined net assets of the Series Fund. Fund specific expenses are charged directly to the Fund that incurred the expense.

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.






                                                          Semiannual Report | 29

Mutual Financial Services Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

K. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of Fund shares held five trading days or less may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital.

L. GUARANTEES AND INDEMNIFICATIONS

Under the Series Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


2. CAPITAL STOCK

The Fund offers four classes of shares: Class Z, Class A, Class B and Class C. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2005, there were 500 million shares authorized ($0.001 par value) of which 200 million shares were designated as Class Z, 100 million shares as Class A, 100 million shares as Class B and 100 million shares as Class C. Transactions in the Fund's shares were as follows:

                                        --------------------------------------------------------------
                                            SIX MONTHS ENDED                      YEAR ENDED
                                              JUNE 30, 2005                    DECEMBER 31, 2004
                                        --------------------------------------------------------------
                                         SHARES         AMOUNT             SHARES          AMOUNT
                                        --------------------------------------------------------------
CLASS Z SHARES:
 Shares sold .......................      320,987    $  6,526,207          1,042,865     $ 21,517,260
 Shares issued in reinvestment of
  distributions ....................      191,858       3,925,426            901,595       18,142,825
 Shares redeemed ...................     (659,864)    (13,404,567)        (1,391,673)     (28,735,981)
                                        --------------------------------------------------------------
 Net increase (decrease) ...........     (147,019)   $ (2,952,934)           552,787     $ 10,924,104
                                        --------------------------------------------------------------








30 |  Semiannual Report

Mutual Financial Services Fund

2. CAPITAL STOCK (CONTINUED)

                                        --------------------------------------------------------------
                                            SIX MONTHS ENDED                      YEAR ENDED
                                              JUNE 30, 2005                    DECEMBER 31, 2004
                                        --------------------------------------------------------------
                                         SHARES         AMOUNT             SHARES          AMOUNT
                                        --------------------------------------------------------------
CLASS A SHARES:
 Shares sold .......................    1,963,519    $ 39,931,723          3,254,965     $ 67,432,442
 Shares issued in reinvestment of
  distributions ....................      353,744       7,237,606          1,537,944       30,987,850
 Shares redeemed ...................   (1,816,600)    (36,858,881)        (3,462,850)     (71,176,480)
                                       ---------------------------------------------------------------
 Net increase (decrease) ...........      500,663    $ 10,310,448          1,330,059     $ 27,243,812
                                       ---------------------------------------------------------------
CLASS B SHARES:
 Shares sold .......................       61,277    $  1,215,674            450,980     $  9,175,970
 Shares issued in reinvestment of
  distributions ....................       47,086         942,656            216,541        4,282,882
 Shares redeemed ...................     (240,439)     (4,776,077)          (277,807)      (5,612,973)
                                       ---------------------------------------------------------------
 Net increase (decrease) ...........     (132,076)   $ (2,617,747)           389,714     $  7,845,879
                                       ---------------------------------------------------------------
CLASS C SHARES:
 Shares sold .......................      466,005    $  9,404,443          1,125,859     $ 23,236,590
 Shares issued in reinvestment of
  distributions ....................      170,516       3,466,583            758,726       15,229,572
 Shares redeemed ...................     (843,770)    (17,050,832)        (1,304,431)     (26,769,760)
                                       ---------------------------------------------------------------
 Net increase (decrease) ...........     (207,249)   $ (4,179,806)           580,154     $ 11,696,402
                                       ---------------------------------------------------------------


3. TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Series Fund are also officers and/or directors of the following entities:

---------------------------------------------------------------------------------------------
  ENTITY                                                               AFFILIATION
---------------------------------------------------------------------------------------------
  Franklin Mutual Advisers LLC (Franklin Mutual)                       Investment manager
  Franklin Templeton Services LLC (FT Services)                        Administrative manager
  Franklin Templeton Distributors Inc. (Distributors)                  Principal underwriter
  Franklin Templeton Investor Services LLC (Investor Services)         Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
        0.800%          Up to and including $1 billion
        0.770%          Over $1 billion, up to and including $2 billion
        0.750%          Over $2 billion, up to and including $5 billion
        0.730%          In excess of $5 billion





                                                          Semiannual Report | 31

Mutual Financial Services Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
        0.150%          Up to and including $200 million
        0.135%          Over $200 million, up to and including $700 million
        0.100%          Over $700 million, up to and including $1.2 billion
        0.075%          In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund reimburses Distributors up to 0.35%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan. Under the Class A distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Net sales charges received............................     $84,794
Contingent deferred sales charges retained............     $44,023

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $530,100, of which $370,752 was retained by Investor Services.


4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2005, the custodian fees were reduced as noted in the Statement of Operations.


5. INCOME TAXES

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.





32 |  Semiannual Report

Mutual Financial Services Fund

5. INCOME TAXES (CONTINUED)

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and bond discounts and premiums.

At June 30, 2005, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:


Cost of investments ..................................    $512,233,117
                                                          -------------
Unrealized appreciation ..............................    $157,608,626
Unrealized depreciation ..............................     (14,171,515)
                                                          -------------
Net unrealized appreciation (depreciation) ...........    $143,437,111
                                                          -------------




6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities and securities sold short) for the period ended June 30, 2005 aggregated $128,617,389 and $67,769,873, respectively.


7. SYNTHETIC EQUITY SWAPS

As of June 30, 2005, the Fund had the following synthetic equity swaps outstanding:

------------------------------------------------------------------------------------------------------
                                                           NUMBER OF        NOTIONAL      UNREALIZED
  CONTRACTS TO BUY                                         CONTRACTS          VALUE       GAIN (LOSS)
------------------------------------------------------------------------------------------------------
  Aareal Bank AG (23.43 - 25.89 EUR) ..................    209,553         $6,769,998      $564,394
  London Stock Exchange PLC (5.31 - 5.40 GBP) .........     45,700            402,385       (36,137)
                                                                                           ---------
  Total contracts to buy ..............................                                    $528,257
                                                                                           --------




                                                          Semiannual Report | 33

Mutual Financial Services Fund

8. FORWARD EXCHANGE CONTRACTS

At June 30, 2005, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

------------------------------------------------------------------------------------------------------------------
                                                              IN               SETTLEMENT            UNREALIZED
  CONTRACTS TO SELL                                      EXCHANGE FOR             DATE              GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------
     3,000,000 Euro ...........................   U.S.   $ 3,788,400             7/25/05         U.S.  $  155,266
       250,000 British Pounds .................              466,024             8/11/05                   18,848
     6,685,242 Euro ...........................            8,773,604             8/23/05                  667,903
    13,799,107 Euro ...........................           17,412,863             9/13/05                  667,085
       100,000 British Pounds .................              181,685             9/21/05                    3,003
   593,626,212 Japanese Yen ...................            5,626,220             9/28/05                  223,218
       442,415 Canadian Dollars ...............              367,091            10/21/05                    4,875
     2,349,593 Euro ...........................            3,090,091            10/25/05                  233,099
    16,207,588 Norwegian Krone ................            2,525,000            12/06/05                   33,105
     3,318,321 New Zealand Dollar .............            2,303,381            12/07/05                   27,799
     5,738,588 British Pounds .................           10,390,802            12/08/05                  149,245
    72,996,677 Swedish Krona ..................            9,596,043            12/15/05                  178,448
       304,750 Canadian Dollars ...............              250,000             1/23/06                    2,939
    61,204,892 Danish Krone ...................           11,102,333             3/17/06                1,042,063
     6,725,000 Euro ...........................            8,500,394             4/25/05                  265,767
     7,150,000 Euro ...........................            8,967,966             5/23/06                  176,596
                                                         -----------                                   -----------
                                                  U.S.   $93,341,897                                    3,849,259
                                                         -----------                                   -----------
  Unrealized gain on forward exchange contracts ..............................................   U.S.  $3,849,259
                                                                                                       -----------

------------------------------------------------------------------------------------------------------------------
                                                              IN               SETTLEMENT            UNREALIZED
  CONTRACTS TO BUY                                       EXCHANGE FOR             DATE              GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------
       500,000 British Pounds .................   U.S.   $   898,305            12/08/05         U.S.  $   (5,964)
                                                         -----------                                   -----------


------------------------------------------------------------------------------------------------------------------
                                                              IN               SETTLEMENT            UNREALIZED
  CONTRACTS TO SELL                                      EXCHANGE FOR             DATE              GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------
     4,413,028 Canadian Dollars ...............   U.S.   $ 3,574,170            10/21/05         U.S.  $  (38,878)
     8,151,210 Norwegian Krone ................            1,249,981            12/06/05                   (5,470)
     3,305,951 Swedish Krona ..................              426,140            12/15/05                   (1,106)
     2,057,308 Canadian Dollars ...............            1,676,200             1/23/06                  (12,885)
     3,885,357 Euro ...........................            4,758,362             4/25/06                  (11,573)
     1,515,804 Euro ...........................            1,862,863             5/23/06                     (912)
                                                         -----------                                   -----------
                                                  U.S.   $13,547,716                                      (70,824)
                                                         -----------                                   -----------
  Unrealized loss on forward exchange contracts .............................................             (76,788)
                                                                                                       -----------
         Net unrealized gain on forward exchange contracts ..................................    U.S.  $3,772,471
                                                                                                       -----------





34 |  Semiannual Report

Mutual Financial Services Fund

9. RESTRICTED AND ILLIQUID SECURITIES

At June 30, 2005, investments in securities included issues that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration under the Securities Act of 1933, unless the sale is pursuant to an exemption under the 1933 Act. The Fund has registration rights for all restricted securities held at period end. The issuer generally incurs all registration costs.

A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At June 30, 2005, the Fund held investments in restricted and illiquid securities, valued in accordance with procedures approved by the Fund's Board of Directors as reflecting fair value, as follows:

---------------------------------------------------------------------------------------------------------------------------
  SHARES AND                                                               ACQUISITION
  WARRANTS          ISSUER                                                     DATE                COST            VALUE
---------------------------------------------------------------------------------------------------------------------------
    1,856,774       Cerberus NCB Acquisition LP Ltd., wts.,
                     8/29/13 ............................................    10/21/03         $   928,387      $ 2,645,903
        2,090       Elephant Capital Holdings Ltd. ......................     8/29/03           2,090,642        3,970,962
      551,589       Imagine Group Holdings Ltd. .........................     8/31/04           5,649,099        5,649,115
      382,400       KKR Financial Corp., 144A ...........................     8/05/04           7,648,000        9,082,000
        7,480       Olympus Re Holdings Ltd. ............................    12/19/01             748,000        1,401,677
      507,936       State National Bancshares Inc. ......................     6/08/98           7,333,326       14,222,208
      117,300       Symetra Financial ...................................     7/27/04          11,730,000       13,489,500
                                                                                                               ------------
                     TOTAL RESTRICTED SECURITIES (7.63% of Net Assets) ....................................    $50,461,365
                                                                                                               ------------


10. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund at June 30, 2005 were as shown below.

-----------------------------------------------------------------------------------------------------------------------------------
                                      NUMBER OF                                 NUMBER OF                                REALIZED
                                   SHARES HELD AT       GROSS      GROSS    SHARES HELD AT    VALUE AT     INVESTMENT    CAPITAL
NAME OF ISSUER                  BEGINNING OF PERIOD  ADDITIONS  REDUCTIONS   END OF PERIOD END OF PERIOD     INCOME     GAINS (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
Falcon Financial Investment .......   1,086,100           --   (1,086,100)             --     $        --a   $119,471 $(1,397,158)
Integrated Alarm Services .........   1,277,700           --           --       1,277,700       5,609,103          --          --
State National Bancshares Inc. ....     507,936           --           --         507,936      14,222,208          --          --
                                                                                              ------------------------------------
                   TOTAL AFFILIATED SECURITIES (3.00% of Net Assets) ......................   $19,831,311    $119,471 $(1,397,158)
                                                                                              ------------------------------------


a As of June 30, 2005, no longer an affiliate.








                                                          Semiannual Report | 35

Mutual Financial Services Fund

11. REGULATORY MATTERS

INVESTIGATIONS AND SETTLEMENTS
As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, provided documents and information in response to subpoenas and/or requests for documents, information and/or testimony. Beginning in August 2004, the Company entered into settlements with certain of the regulators and a governmental entity investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

Two of the settlement agreements, those with the SEC and the CAGO concerning marketing support payments, provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the SEC settlement. When approved, disbursements of settlement monies under the SEC's settlement will be made promptly in accordance with the terms and conditions of that order.

OTHER LEGAL PROCEEDINGS
On April 12, 2005, the Attorney General of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia against a number of companies engaged in the mutual fund industry, including Franklin Resources, Inc. and its subsidiary, Franklin Advisers, Inc., and certain other parties alleging violations of the West Virginia Consumer Credit and Protection Act and seeking, among other things, civil penalties and attorneys' fees and costs. Defendants have since removed the matter to the United States District Court for the Northern District of West Virginia. To the extent applicable to the Company, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing (the "Administrative Complaint") and the SEC's findings regarding market timing in its August 2, 2004 Order (the "SEC Order"), both of which matters were previously reported.







36 |  Semiannual Report

Mutual Financial Services Fund

11. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)
The Company, in addition to certain Franklin, Templeton, and Mutual Series mutual funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Administrative Complaint and the SEC's findings regarding market timing in the SEC Order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

The Company, in addition to certain Franklin, Templeton, and Mutual Series mutual funds, and certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of the named funds.

The Company and fund management strongly believe that the claims made in each of the lawsuits described above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.





                                                          Semiannual Report | 37

Mutual Financial Services Fund

SHAREHOLDER INFORMATION



BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT

The Board of Directors ("Board"), including a majority of the non-interested or independent directors, in 2005, approved renewal of the Fund's management agreement, as well as the Fund's administrative services agreement. Prior to a meeting of all the directors for the purpose of considering such renewals, the independent directors held three meetings dedicated to the renewal process. Throughout the process, the independent directors received assistance and advice from and met separately with independent counsel. In approving the renewal of the management agreement and the administrative services agreement for the Fund, the Board, including a majority of independent directors, determined that the existing management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the management agreement (including the administrative services agreement), the directors took into account information furnished throughout the year at regular Board meetings, as well as information specifically furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund's investment performance, expenses, portfolio composition, portfolio brokerage execution, soft dollars, Rule 12b-1 plans, shareholder servicing, compliance, pricing of securities and sales and redemptions, along with related financial statements and information about the scope and quality of services provided by the manager and its affiliates. In addition, the directors received periodic reports throughout the year and during the renewal process relating to compliance with the Fund's investment policies and restrictions. During the renewal process, the directors considered the manager's methods of operation within the Franklin Templeton group and its activities on behalf of other clients. The information furnished to the directors during the renewal process also included a special report prepared by Lipper, Inc., an independent third-party analyst ("Lipper"), comparing the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper ("Lipper Section 15(c) Report"). The directors reviewed the Lipper Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative costs, fees and total expense ratios. They concluded that the report continues to be a reliable resource in the performance of their duties. In addition, the directors received and reviewed a report on the manager's (and its parent's) profitability. Over the past year, the Board continued to monitor and evaluate management's handling of recent regulatory and legal actions pending against the manager and its affiliates. The independent Chairman of the Board and independent counsel reported to the independent directors that they had met with management to review and assess the subject matter of each such proceeding and the controls and procedures that have been implemented, and actions taken, in response to such proceedings. The independent directors were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.

In addition to the above and other matters considered by the directors throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board's decision.





38 |  Semiannual Report

Mutual Financial Services Fund

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

NATURE, EXTENT AND QUALITY OF SERVICES. The directors reviewed the nature, extent and quality of the services to be provided by the manager. In this regard, they reviewed the Fund's investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. They reviewed the portfolio management team for the Fund, including its performance, staffing, compensation scheme and skills. They discussed with management various other products, portfolios and entities that are advised by the manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for any differences with respect thereto and any potential conflicts. They also reviewed the nature, extent and quality of the Fund's other service agreements in order to determine that Fund shareholders were well-served. During regular Board meetings and the aforementioned meetings to review the advisory agreement, the directors received reports and presentations on the manager's best execution trading policies. The directors considered periodic reports provided to them showing that the manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the advisory personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The directors considered compliance procedures established in accordance with recently adopted SEC requirements. They also took into account factors affecting shareholder satisfaction.

As part of the approval process, the directors had extensive conversations among themselves and with management regarding recent changes in portfolio management leadership and personnel, including the return of senior persons with prior leadership experience with the Fund and the manager. Based on their review, the directors were satisfied with the nature and quality of the overall services provided by the manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The directors reviewed and placed significant emphasis on the current investment performance of the Fund and that of the most recent three- and five-year periods. They considered the successful performance of the Fund over the past several years relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, cash levels, the factoring of expense levels and distribution costs in analyzing performance, style drift and restrictions on permitted investments.

In addition to meetings during the year with the Fund's portfolio managers to discuss performance, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund's Class A shares in comparison to other funds determined comparable by Lipper. The directors also compared Fund performance to other industry benchmarks as part of their evaluation of investment performance.





                                                          Semiannual Report | 39

Mutual Financial Services Fund

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

The comparable funds, as chosen by Lipper, to Mutual Financial Services Fund included retail and institutional financial services funds. The Fund had a total return for the one-year period ended January 31, 2005, in the second best performing quintile and had annualized total returns for the three- and five-year periods in the second best and best performing quintiles, respectively. As noted above, the directors also considered the Fund's performance in the context of other benchmarks.

The directors concluded that the Fund continued to experience excellent performance in comparison to its various benchmarks and in the context of the Fund's objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The directors considered the cost of the services to be provided and the profits to be realized by the manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they discussed with management the trends in expense ratios over the past two years and the reasons for any increases. Consideration was given to a comparative analysis in the Lipper Section 15(c) Report of the management fee and total expense ratios of the Fund.

The comparable funds to the Fund for expense purposes, as chosen by Lipper, consisted of a subset of the financial services funds used for the performance comparison. The Fund's management fee was in the second highest expense quintile of the group (i.e., having the second highest expenses) and its total expenses (including 12b-1 and non-12b-1 service fees) were also in the second highest expense quintile. After discussing the relatively higher expenses for Mutual Financial Services Fund and the strong performance of Mutual Financial Services Fund, the directors concluded that its expenses were satisfactory given such strong performance and other factors as more fully discussed below.

In coming to a determination on the appropriateness of the expenses for the Fund, the directors considered the Fund's strong performance and factors relating to its operation, including, but not limited to, the quality and experience of the Fund's portfolio managers and research staff and the nature of the disciplined value investment approach followed for the Fund. The directors concluded that the expense levels for the Fund were appropriate.

The directors also reviewed a Fund profitability analysis provided by management addressing profitability to Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the affiliated adviser to the Fund. The directors noted that this analysis is reviewed every other year by independent accountants based on agreed upon procedures. The directors reviewed the basis on which such reports are prepared and the reasonableness of the cost allocation methodology utilized in the profitability analysis. The independent directors reviewed the manager's method of assignment and allocation of actual expenses to the Fund, allocations for other accounts managed by the manager and the method of allocations in the Fund profitability study.





40 |  Semiannual Report

Mutual Financial Services Fund

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

The independent directors met with management to discuss the Fund profitability study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing losses; economies of scale; and the relative contribution of the Fund to the profitability of the manager and its parent. The directors also considered an additional Lipper study analyzing the profitability of the parent of the manager as compared to other publicly held managers, which also aided the directors in considering profitability outside the context of distribution. The directors also considered the extent to which the manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of "soft" commission dollars to pay for research and other similar services. Based upon their consideration of all these factors, the directors determined that the level of profits realized by the manager under the management agreement with the Fund was not excessive in view of the nature, quality and extent of services provided.

The directors also reviewed the administrative services agreement and its fee structure and considered whether any changes were required. The directors, including the independent directors voting separately, concluded that the administrative services fee is satisfactory.

ECONOMIES OF SCALE. The Board also considered economies of scale in the context of whether they are realized by the manager and its affiliates as the Fund grows larger and the extent to which this is reflected in the level of the management fee charged. The directors noted that benefits of economies of scale are shared with Fund shareholders due to the decline in the effective management fee rate as recently introduced breakpoints are achieved by the Fund. The directors assessed the potential savings from the breakpoints that were instituted as part of the Fund's management fee in 2004. The directors believed that the breakpoints approved in 2004 were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The directors also considered the effects a continued increase in assets under management would have on the management fee of the Fund. To the extent economies of scale may be realized by the manager and its affiliates, the Board believed the advisory and administrative fees provide a sharing of benefits with the Fund and its shareholders.









                                                          Semiannual Report | 41

Mutual Financial Services Fund

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.



42 |  Semiannual Report

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

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
Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 8



1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6. Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.




06/05                                          Not part of the semiannual Report

  [LOGO OMITTED]
FRANKLIN TEMPLETON      One Franklin Parkway
    INVESTMENTS         San Mateo, CA 94403-1906




WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.


SEMIANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL FINANCIAL SERVICES FUND

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B & C)
1-800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.



479 S2005 08/05





MUTUAL EUROPEAN FUND


                                                                   JUNE 30, 2005
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            SEMIANNUAL REPORT AND SHAREHOLDER LETTER | INTERNATIONAL
--------------------------------------------------------------------------------
                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?
                  MUTUAL EUROPEAN FUND                 Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------






                                 [LOGO OMITTED]
                               FRANKLIN TEMPLETON
                                   INVESTMENTS
                      Franklin o Templeton o MUTUAL SERIES

Thank You For Your
Continued Participation


At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.

Mutual Series is part of Franklin Templeton Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what we believe are undervalued stocks, as well as arbitrage situations and distressed securities. Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing. Templeton pioneered international investing and, with offices in over 25 countries, offers investors a truly global perspective.


TRUE DIVERSIFICATION

Because these management groups work independently and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why the funds can be used to build truly diversified allocation plans covering every major asset class.


RELIABILITY YOU CAN TRUST

Franklin Templeton Investments seeks to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped the firm become one of the most trusted names in financial services.


--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------



[PHOTO OMITTED]



Not part of the semiannual report

Contents

SHAREHOLDER LETTER..............   1


SEMIANNUAL REPORT

Mutual European Fund............   4

Performance Summary.............   9

Your Fund's Expenses............  12

Financial Highlights and
Statement of Investments........  14

Financial Statements............  23

Notes to Financial
Statements......................  27

Shareholder Information.........  40


--------------------------------------------------------------------------------

Semiannual Report


Mutual European Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual European Fund seeks capital appreciation, with income as a secondary goal, by investing at least 80% of its net assets in securities of European companies that the manager believes are available at market prices less than their intrinsic value. The Fund concentrates its assets in the securities of issuers organized under the laws of, or whose principal business operations are located in, or who earn at least 50% of their revenue from, European countries.


--------------------------------------------------------------------------------
  PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------



We are pleased to bring you Mutual European Fund's semiannual report for the period ended June 30, 2005.


PERFORMANCE OVERVIEW

Mutual European Fund - Class Z posted a 3.85% cumulative total return for the six months ended June 30, 2005. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) Europe Index, which returned 0.17% in U.S. dollars over the same period.1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.


ECONOMIC AND MARKET OVERVIEW

European economic growth faced some challenges, while the global economy generally grew during the six-month period ended June 30, 2005. U.S. economic expansion continued for its 15th consecutive quarter. U.S. gross domestic product (GDP) grew at annualized rates of 3.8% and an estimated 3.4% in the first and second quarters. Apart from western Europe, foreign growth also appeared to be beating the expectations of a slowdown. China's industrial production grew almost 17% in May, and Japan's economic outlook seemed brighter after real GDP grew 4.9% annualized in the first quarter of 2005. 2

Oil prices remained a major concern for the global economy, as the commodity reached a high of more than $60 per barrel in June.3 Rising energy costs





1. Source: Standard & Poor's Micropal. The MSCI AC Europe Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the European region. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Sources: National Bureau of Statistics, China; Economic and Social Research Institute (Japan).

3. Source: Bloomberg Energy/Commodity Service.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 18.


4 |  Semiannual Report
impacted companies around the world, but the effect appeared to be more dramatic in continental Europe, where consumer and business sentiment were weak for a number of reasons. This region continued to face political and economic integration issues. Unemployment rates in Germany, Spain and France remained at least 10% during the period.4 Economic growth was slow and the euro declined in value versus the U.S. dollar. Largely in consideration of these factors, the European Central Bank revised its growth expectations for the 12-nation euro zone. The bank lowered its GDP growth estimate to a more modest range of 1.1% to 1.7% from a December forecast of 1.4% to 2.4%. Aggravating the situation, France and the Netherlands rejected in principle the adoption of a common European constitution, which raised some uncertainty about the European Union's political future.

Despite the predominantly weak outlook for the European economy, many European equity markets performed well during the first half of 2005. In the six-month period, European equity markets returned 10.59%, as measured by the MSCI Europe Index, using the local currencies of this index's constituents.5 The MSCI Pacific Index, which includes Japan, returned 3.44% in local currencies for the same period.6 U.S. markets, as measured by the MSCI USA Index, had a total return of -0.41%.7 However, due to the dollar's recent appreciation versus other currencies, foreign-generated returns were reduced significantly after their conversion into U.S. dollars.

In the six months through June, the dollar rose 12% and 8% versus the euro and the yen. Although the dollar's recent rise helped make foreign-based companies' goods more competitive in U.S. markets, it had a negative effect for U.S.-based investors' returns on European and Japanese equity investments.


INVESTMENT STRATEGY

We follow a distinctive, three-pronged investment approach, which combines investments in what we believe are undervalued common stocks with distressed debt investing and risk arbitrage. Our style aims to provide our shareholders with superior risk-adjusted results over time. We employ rigorous, fundamental analysis to find compelling situations. In our opinion, successful investing is as much about assessing risk and containing losses as it is about achieving profits.


[BAR CHART OMITTED]

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 6/30/05

U.K.                           24.4%
France                          8.7%
Netherlands                     8.0%
Switzerland                     8.0%
Germany                         7.2%
U.S.                            6.4%
Norway                          5.3%
Ireland                         4.8%
Belgium                         4.1%
Spain                           4.0%
Denmark                         3.6%
South Africa                    2.9%
Finland                         2.5%
Italy                           1.6%
Poland                          1.1%
Sweden                          1.0%
Other Countries                 2.5%
Other Net Assets                3.9%



4. Sources: Deutsche Bundesbank (Germany); Spanish Labour Ministry (Spain); INSEE National Statistics Office (France).

5. Source: Standard & Poor's Micropal. The MSCI Europe Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in Europe.

6. Source: Standard & Poor's Micropal. The MSCI Pacific Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the Pacific region.

7. Source: Standard & Poor's Micropal. The MSCI USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the U.S.


                                                           Semiannual Report | 5

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 6/30/05

--------------------------------------------------
                                      % OF TOTAL
                                      NET ASSETS
--------------------------------------------------
  Tobacco                                  12.7%
--------------------------------------------------
  Food Products                            10.7%
--------------------------------------------------
  Commercial Banks                          8.5%
--------------------------------------------------
  Beverages                                 5.8%
--------------------------------------------------
  Machinery                                 5.8%
--------------------------------------------------
  Diversified Telecommunication Services    5.7%
--------------------------------------------------
  Insurance                                 5.5%
--------------------------------------------------
  Metals & Mining                           4.6%
--------------------------------------------------
  Oil, Gas & Consumable Fuels               3.8%
--------------------------------------------------
  Diversified Financial Services            2.6%
--------------------------------------------------


In choosing investments, we look at the market price of an individual company's securities relative to our evaluation of its intrinsic value based on factors including book value, cash flow generation, long-term earnings potential and earnings multiples. We may invest in bankrupt or distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes. In addition, we will generally seek to hedge the Fund's currency exposure when we deem it advantageous, to focus our efforts on analyzing business fundamentals and assessing the value of company assets and liabilities.


MANAGER'S DISCUSSION

While our three-pronged investment approach contributed to positive Fund performance during the first half of 2005, our strongest contributor was our equity portfolio. Three of the Fund's best performing stock investments were British American Tobacco (BAT), the world's second largest tobacco company with about 15% of the global market; Orkla, a Norwegian conglomerate; and Allied Irish Banks, the largest publicly traded bank in Ireland.

London-based BAT was the largest contributor to Fund performance during the first half of 2005 despite deteriorating economic conditions in the euro zone, an important market for BAT. Amid the difficult European consumer environment, BAT continued to report earnings that exceeded market expectations, driven by market share gains in the company's four key brands. Earnings growth during the period was also fueled by a cost savings program, which was announced at the end of 2003 after the acquisition of ETI, the former state-owned Italian monopoly. Management has used the company's solid balance sheet and substantial free cash flow to buy back 3%-5% of outstanding shares per annum and pay a dividend yielding approximately 4%, which further contributed to positive stock performance. Management believed the company could grow its earnings per share at a high single-digit growth rate, and despite 16% share price appreciation for the period, BAT remained one of the cheapest European consumer stocks.

Oslo-based Orkla began operations 350 years ago as a mining company. Through a series of acquisitions and restructurings, Orkla transformed itself into one of Norway's largest conglomerates with operations in consumer goods, media, chemicals and metals. During the first half of 2005, the company reported higher-than-forecasted earnings, as management's expense reduction program generated cost savings. Orkla also confirmed the turnaround of its problematic Danish newspaper asset and successfully navigated the difficult Scandinavian consumer environment. Orkla made a number of acquisitions in categories like snacks and confections in the Nordic and Russian markets, delivering on the company's promise to focus on its core assets. In addition to the consumer goods acquisitions, management acquired



6 |  Semiannual Report

100% ownership of aluminum producer Elkem, in which Orkla already held a significant minority position. This acquisition resolved longstanding uncertainty from the deadlock between Orkla and Alcoa battling for control of Elkem since 1998. During this reporting period, management announced an additional cost reduction program, expected to benefit future profit growth. Despite the stock's appreciation of more than 16% in the first six months of 2005, we believe Orkla continued to trade at a significant discount to its intrinsic value.

Allied Irish Banks (AIB) was a beneficiary of the robust lending environment and economic growth found in Ireland. AIB positioned itself as Ireland's leading commercial and retail bank and expected to achieve over 20% growth in high-quality loan volumes, 15% growth in deposits, as well as rapid growth in fees during 2005. In the U.K., AIB has a niche lending franchise focused on small and medium-sized companies in industries where it has a deep knowledge base and strong relationships with its customers. This franchise originated a significant amount of quality loan volume in the first half of 2005. Elsewhere, AIB's Polish operations experienced fee income growth while its partnership with M&T Bank in the U.S. continued to meet management's expectations for double-digit earnings-per-share growth in 2005. Additionally we remain enthusiastic because in our opinion, further profitability could be achieved as the year progresses if management's cost rationalization strategies begin to yield benefits. AIB will begin the second half of 2005 with Eugene Sheehy taking over as CEO. Mr. Sheehy is an AIB veteran and we have confidence that he can skillfully manage AIB's continued growth. Although AIB shares generated over 18% return in local currency during the reporting period, we continued to hold the position, consistent with our strategy. We believe that the market price did not fully reflect the bank's value given the strength of the Irish economy and the bank's fundamentals.

While many of our investments contributed positively to Fund performance during the reporting period, there were disappointments as well. Positions that detracted from Fund performance included NTL, a U.K.-based telecommunications company; Eurotunnel, a distressed company operating the English Channel tunnel; and Rio Narcea Gold Mines, a Canada-based mining company with operations in western Europe as well as other geographic locations.

NTL announced solid but unimpressive numbers for 2004's fourth quarter and 2005's first quarter, resulting in a modest share price decline during the six-month period, compared to the near record closing price on December 31, 2004. The stock was also under some arbitrage pressure amid persistent rumors of a Telewest Global acquisition by NTL. Our position in Eurotunnel debt underperformed during the first half of 2005, as the company continued to post disappointing financial results and more unexpected changes at the board and management levels took place. We were active in the restructuring process and


TOP 10 HOLDINGS
6/30/05
--------------------------------------------------
  COMPANY                             % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY            NET ASSETS
--------------------------------------------------
  British American Tobacco PLC              5.3%
   TOBACCO, U.K.
--------------------------------------------------
  Orkla ASA                                 3.3%
   FOOD PRODUCTS, NORWAY
--------------------------------------------------
  Imperial Tobacco Group PLC                3.0%
   TOBACCO, U.K.
--------------------------------------------------
  Altadis SA                                3.0%
   TOBACCO, SPAIN
--------------------------------------------------
  Anglo American PLC, ord. & ADR            2.9%
   METALS & MINING, SOUTH AFRICA
--------------------------------------------------
  NTL Inc., common & restricted             2.8%
   DIVERSIFIED TELECOMMUNICATION
   SERVICES, U.K.
--------------------------------------------------
  Nestle SA                                 2.8%
   FOOD PRODUCTS, SWITZERLAND
--------------------------------------------------
  Schindler Holding AG, ord. & Reg D        2.7%
   MACHINERY, SWITZERLAND
--------------------------------------------------
  Allied Irish Banks PLC                    2.5%
   COMMERCIAL BANKS, IRELAND
--------------------------------------------------
  White Mountains Insurance Group Inc.      2.4%
   INSURANCE, U.S.
--------------------------------------------------


                                                           Semiannual Report | 7
believe in maintaining the position based on our assessment of the value of Eurotunnel's assets. Finally, Rio Narcea's shares performed poorly due to weak operating results and a challenging outlook for parts of their business. Also, entering 2005 we were less than fully hedged in foreign currencies, which negatively impacted the Fund's performance during the reporting period.

Thank you for your continued participation in Mutual European Fund. We look forward to serving your future investment needs.



[PHOTO OF PHILIPPE BRUGERE-TRELAT]

/S/Philippe Brugere-Trelat

Philippe Brugere-Trelat
Portfolio Manager



[PHOTO OF CHARLES M. LAHR]

/S/Charles M. Lahr
Charles M. Lahr, CFA
Assistant Portfolio Manager

Mutual European Fund



THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.



--------------------------------------------------------------------------------
PHILIPPE BRUGERE-TRELAT has been a manager of Mutual European Fund since January 2005 and assumed the duties of lead portfolio manager in May 2005. He has been a member of the management team of the Mutual Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-Trelat was employed at Heine Securities Corporation, the Funds' former manager.

CHARLES LAHR is an assistant portfolio manager of Mutual Beacon, Mutual European and Mutual Financial Services Funds. He is also an analyst for Franklin Mutual Advisers specializing in foreign equities and focusing on non-U.S. financial services companies. Prior to joining Mutual Series in 2003, Mr. Lahr was an international equities research analyst for the State of Wisconsin Investment Board. He has 11 years of experience in the financial services industry.
--------------------------------------------------------------------------------


8 |  Semiannual Report

Performance Summary as of 6/30/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.


PRICE AND DISTRIBUTION INFORMATION
---------------------------------------------------------------------------------------------------
  CLASS Z (SYMBOL:MEURX)                                CHANGE           6/30/05         12/31/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.65            $20.40           $19.75
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/05-6/30/05)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1009
---------------------------------------------------------------------------------------------------
  CLASS A (SYMBOL: TEMIX)                               CHANGE           6/30/05         12/31/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.61            $20.11           $19.50
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/05-6/30/05)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0953
---------------------------------------------------------------------------------------------------
  CLASS B (SYMBOL: TEUBX)                               CHANGE           6/30/05         12/31/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.55            $19.69           $19.14
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/05-6/30/05)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0844
---------------------------------------------------------------------------------------------------
  CLASS C (SYMBOL: TEURX)                               CHANGE           6/30/05         12/31/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.56            $20.06           $19.50
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/05-6/30/05)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0847
---------------------------------------------------------------------------------------------------




                                                           Semiannual Report | 9

PERFORMANCE 1

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

-------------------------------------------------------------------------------------------------------
  CLASS Z                             6-MONTH            1-YEAR          5-YEAR    INCEPTION (7/3/96)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2              3.85%           19.29%          54.91%           266.33%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3          3.85%           19.29%           9.15%            15.53%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4        $10,385          $11,929         $15,491           $36,633
-------------------------------------------------------------------------------------------------------
  CLASS A                             6-MONTH            1-YEAR          5-YEAR   INCEPTION (11/1/96)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2              3.61%           18.83%          52.22%           225.44%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3         -2.35%           12.01%           7.49%            13.82%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4         $9,765          $11,201         $14,350           $30,680
-------------------------------------------------------------------------------------------------------
  CLASS B                             6-MONTH            1-YEAR          5-YEAR    INCEPTION (1/1/99)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2              3.31%           18.12%          47.36%           131.91%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3         -0.69%           14.12%           7.77%            13.83%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4         $9,931          $11,412         $14,536           $23,191
-------------------------------------------------------------------------------------------------------
  CLASS C                             6-MONTH            1-YEAR         5-YEAR    INCEPTION (11/1/96)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2              3.30%           18.11%          47.46%           209.47%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3          2.30%           17.11%           8.08%            13.93%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4        $10,230          $11,711         $14,746           $30,947
-------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



10 |   Semiannual Report

ENDNOTES


BECAUSE THE FUND INVESTS IN ISSUERS LOCATED IN EUROPE, IT MAY EXPERIENCE GREATER VOLATILITY THAN A MORE GEOGRAPHICALLY DIVERSIFIED FUND. FOREIGN SECURITIES RISKS INCLUDE CURRENCY FLUCTUATIONS, AND ECONOMIC AND POLITICAL UNCERTAINTIES. IN ADDITION, THE FUND'S INVESTMENTS IN SMALLER-COMPANY STOCKS CARRY AN INCREASED RISK OF PRICE FLUCTUATION, ESPECIALLY OVER THE SHORT TERM. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, AS WELL AS LOWER-RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO CONTAINS A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.



1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.



                                                          Semiannual Report | 11

Your Fund's Expenses


As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.


ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.
   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.


HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS
Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.






12 |  Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------
                                        BEGINNING ACCOUNT    ENDING ACCOUNT    EXPENSES PAID DURING
  CLASS Z                                 VALUE 12/31/04      VALUE 6/30/05  PERIOD* 12/31/04-6/30/05
------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,038.50               $ 5.26
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,019.64               $ 5.21
------------------------------------------------------------------------------------------------------
  CLASS A
------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,036.10               $ 6.97
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,017.95               $ 6.90
------------------------------------------------------------------------------------------------------
  CLASS B
------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,033.10               $10.28
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,014.68               $10.19
------------------------------------------------------------------------------------------------------
  CLASS C
------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,033.00               $10.28
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,014.68               $10.19
------------------------------------------------------------------------------------------------------


*Expenses are equal to the annualized expense ratio for each class (Z: 1.04%; A:
1.38%; B: 2.04%; and C: 2.04%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                          Semiannual Report | 13

Mutual European Fund

FINANCIAL HIGHLIGHTS


                                                     ----------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                       JUNE 30, 2005                  YEAR ENDED DECEMBER 31,
CLASS Z                                                  (UNAUDITED)     2004         2003       2002        2001        2000
                                                     ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............        $19.75     $16.79       $12.97     $14.43      $15.52      $16.89
                                                     ----------------------------------------------------------------------------

Income from investment operations:

 Net investment income a ...........................          0.34       0.37         0.32       0.27        0.35        0.35

 Net realized and unrealized gains (losses) ........          0.41       3.21         3.93      (1.38)      (1.08)       1.98
                                                     ----------------------------------------------------------------------------
Total from investment operations ...................          0.75       3.58         4.25      (1.11)      (0.73)       2.33
                                                     ----------------------------------------------------------------------------
Less distributions from:

 Net investment income .............................         (0.10)     (0.60)       (0.43)     (0.25)      (0.32)      (0.54)

 Net realized gains ................................            --      (0.02)          --      (0.10)      (0.04)      (3.16)
                                                     ----------------------------------------------------------------------------
Total distributions ................................         (0.10)     (0.62)       (0.43)     (0.35)      (0.36)      (3.70)
                                                     ----------------------------------------------------------------------------
Redemption fees ....................................            --d        --d          --d        --          --          --
                                                     ----------------------------------------------------------------------------
Net asset value, end of period .....................        $20.40     $19.75       $16.79     $12.97      $14.43      $15.52
                                                     ----------------------------------------------------------------------------

Total return b .....................................         3.85%     21.58%       32.84%     (7.71)%     (4.74)%     14.46%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..................      $690,637   $650,547     $498,667   $376,828    $448,732    $577,663

Ratios to average net assets:*

 Expenses c ........................................         1.04%e     1.07%        1.08%      1.05%       1.05%       1.04%

 Expenses net of waiver and payments by
  affiliate c ......................................         1.04%e     1.07%        1.08%      1.05%       1.05%       1.03%

 Net investment income .............................         3.41%e     2.10%        2.19%      1.88%       2.27%       1.93%

Portfolio turnover rate ............................        14.77%     33.11%       52.33%     29.86%      52.15%     111.83%

*Ratios to average net assets, excluding dividend
  expense on securities sold short:
 Expenses ..........................................         1.04%e     1.07%        1.08%      1.04%       1.04%       1.04%

 Expenses net of waiver and payments by
  affiliate ........................................         1.04%e     1.07%        1.08%      1.04%       1.04%       1.03%





a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
d Amount is less than $0.01 per share.
e Annualized.


14 |  See notes to financial statements.  |  Semiannual Report

Mutual European Fund

                                                     ----------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                        JUNE 30, 2005                  YEAR ENDED DECEMBER 31,
CLASS A                                                 (UNAUDITED)      2004         2003       2002        2001        2000
                                                     ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............         $19.50     $16.59       $12.83     $14.27      $15.36      $16.75
                                                     ----------------------------------------------------------------------------

Income from investment operations:

 Net investment income a ..........................           0.30       0.31         0.26       0.22        0.28        0.28

 Net realized and unrealized gains (losses) .......           0.41       3.16         3.88      (1.35)      (1.06)       1.97
                                                     ----------------------------------------------------------------------------
Total from investment operations ..................           0.71       3.47         4.14      (1.13)      (0.78)       2.25
                                                     ----------------------------------------------------------------------------
Less distributions from:

 Net investment income ............................          (0.10)     (0.54)       (0.38)     (0.21)      (0.27)      (0.48)

 Net realized gains ...............................             --      (0.02)          --      (0.10)      (0.04)      (3.16)
                                                     ----------------------------------------------------------------------------
Total distributions ...............................          (0.10)     (0.56)       (0.38)     (0.31)      (0.31)      (3.64)
                                                     ----------------------------------------------------------------------------
Redemption fees ...................................             --d        --d          --d        --          --          --
                                                     ----------------------------------------------------------------------------
Net asset value, end of period ....................         $20.11     $19.50       $16.59     $12.83      $14.27      $15.36
                                                     ----------------------------------------------------------------------------

Total return b ....................................          3.61%     21.23%       32.34%     (8.05)%     (5.05)%     14.07%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .................       $585,388   $545,120     $417,630   $302,735    $254,632    $223,831

Ratios to average net assets:*

 Expenses c .......................................          1.38%e     1.42%        1.43%      1.40%       1.40%       1.39%

 Expenses net of waiver and payments by
  affiliate c .....................................          1.38%e     1.42%        1.43%      1.40%       1.40%       1.38%

 Net investment income ............................          3.07%e     1.75%        1.84%      1.53%       1.88%       1.56%

Portfolio turnover rate ...........................         14.77%     33.11%       52.33%     29.86%      52.15%     111.83%

*Ratios to average net assets, excluding dividend
  expense on securities sold short:
 Expenses .........................................          1.38%e     1.42%        1.43%      1.39%       1.39%       1.39%

 Expenses net of waiver and payments by
  affiliate .......................................          1.38%e     1.42%        1.43%      1.39%       1.39%       1.38%





a Based on average daily shares outstanding.
b Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period.
  See below for expense ratios that reflect only operating expenses.
d Amount is less than $0.01 per share.
e Annualized.


                     Semiannual Report | See notes to financial statements. | 15

Mutual European Fund

                                                     ----------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                        JUNE 30, 2005                  YEAR ENDED DECEMBER 31,
CLASS B                                                  (UNAUDITED)     2004         2003       2002        2001        2000
                                                     ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............         $19.14     $16.31       $12.64     $14.09      $15.19      $16.66
                                                     ----------------------------------------------------------------------------

Income from investment operations:

 Net investment income a ..........................           0.23       0.19         0.16       0.10        0.18        0.16

 Net realized and unrealized gains (losses) .......           0.40       3.10         3.81      (1.31)      (1.03)       1.95
                                                     ----------------------------------------------------------------------------
Total from investment operations ..................           0.63       3.29         3.97      (1.21)      (0.85)       2.11
                                                     ----------------------------------------------------------------------------
Less distributions from:

 Net investment income ............................          (0.08)     (0.44)       (0.30)     (0.14)      (0.21)      (0.42)

 Net realized gains ...............................             --         (0.02)       --      (0.10)      (0.04)      (3.16)
                                                     ----------------------------------------------------------------------------
Total distributions ...............................          (0.08)     (0.46)       (0.30)     (0.24)      (0.25)      (3.58)
                                                     ----------------------------------------------------------------------------
Redemption fees ...................................             --d        --d          --d        --          --          --
                                                     ----------------------------------------------------------------------------
Net asset value, end of period ....................         $19.69     $19.14       $16.31     $12.64      $14.09      $15.19
                                                     ----------------------------------------------------------------------------

Total return b ....................................          3.31%     20.41%       31.45%     (8.61)%     (5.66)%     13.31%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .................        $50,725    $50,216      $38,526    $24,855     $12,960      $6,655

Ratios to average net assets:*

 Expenses c .......................................          2.04%e     2.07%        2.08%      2.05%       2.03%       2.04%

 Expenses net of waiver and payments by
  affiliate c .....................................          2.04%e     2.07%        2.08%      2.05%       2.03%       2.03%

 Net investment income ............................          2.41%e     1.10%        1.19%      0.87%       1.20%       0.92%

Portfolio turnover rate ...........................         14.77%     33.11%       52.33%     29.86%      52.15%     111.83%

*Ratios to average net assets, excluding dividend
  expense on securities sold short:
 Expenses .........................................          2.04%e     2.07%        2.08%      2.04%       2.02%       2.04%

 Expenses net of waiver and payments by
  affiliate .......................................          2.04%e     2.07%        2.08%      2.04%       2.02%       2.03%





a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
d Amount is less than $0.01 per share.
e Annualized.



16 |  See notes to financial statements.  |  Semiannual Report

Mutual European Fund

                                                     ----------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                        JUNE 30, 2005                    YEAR ENDED DECEMBER 31,
CLASS C                                                 (UNAUDITED)      2004         2003       2002        2001        2000
                                                     ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............         $19.50     $16.60       $12.85     $14.29      $15.37      $16.75
                                                     ----------------------------------------------------------------------------

Income from investment operations:

 Net investment income a ..........................           0.23       0.20         0.17       0.13        0.19        0.16

 Net realized and unrealized gains (losses) .......           0.41       3.15         3.87      (1.35)      (1.06)       1.99
                                                     ----------------------------------------------------------------------------
Total from investment operations ..................           0.64       3.35         4.04      (1.22)      (0.87)       2.15
                                                     ----------------------------------------------------------------------------
Less distributions from:

 Net investment income ............................          (0.08)     (0.43)       (0.29)     (0.12)      (0.17)      (0.37)

 Net realized gains ...............................             --      (0.02)          --      (0.10)      (0.04)      (3.16)
                                                     ----------------------------------------------------------------------------
Total distributions ...............................          (0.08)     (0.45)       (0.29)     (0.22)      (0.21)      (3.53)
                                                     ----------------------------------------------------------------------------
Redemption fees ...................................             --d        --d          --d        --          --          --
                                                     ----------------------------------------------------------------------------
Net asset value, end of period ....................         $20.06     $19.50       $16.60     $12.85      $14.29      $15.37
                                                     ----------------------------------------------------------------------------

Total return b ....................................          3.30%     20.43%       31.49%    (8.65)%     (5.65)%      13.42%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .................       $214,302   $205,197     $166,758   $123,374    $117,238    $127,408

Ratios to average net assets:*

 Expenses c .......................................          2.04%e     2.07%        2.08%      2.02%       2.04%       2.03%

 Expenses net of waiver and payments by
  affiliate c .....................................          2.04%e     2.07%        2.08%      2.02%       2.04%       2.02%

 Net investment income ............................          2.41%e     1.10%        1.19%      0.91%       1.27%       0.92%

Portfolio turnover rate ...........................         14.77%     33.11%       52.33%     29.86%      52.15%     111.83%

*Ratios to average net assets, excluding dividend
  expense on securities sold short:
 Expenses .........................................          2.04%e     2.07%        2.08%      2.01%       2.03%       2.03%

 Expenses net of waiver and payments by
  affiliate .......................................          2.04%e     2.07%        2.08%      2.01%       2.03%       2.02%



a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
d Amount is less than $0.01 per share.
e Annualized.



                     Semiannual Report | See notes to financial statements. | 17

Mutual European Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2005 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------
                                                                         COUNTRY       SHARES/WARRANTS            VALUE
---------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS 85.6%
     BEVERAGES 5.8%
     Carlsberg AS, A .............................................       Denmark            28,600          $    1,358,532
     Carlsberg AS, B .............................................       Denmark           539,506              27,686,070
     Diageo PLC ..................................................   United Kingdom      1,721,908              25,387,046
     Heineken Holding NV, A ......................................     Netherlands         671,476              18,727,717
     Pernod-Ricard SA ............................................       France            103,678              16,559,375
                                                                                                            ---------------
                                                                                                                89,718,740
                                                                                                            ---------------

     BUILDING PRODUCTS 0.3%
     Geberit AG ..................................................     Switzerland           7,100               4,542,050
                                                                                                            ---------------

     CAPITAL MARKETS 1.2%
     Schroders PLC ...............................................   United Kingdom      1,109,784              15,050,008
     Schroders PLC, non-voting ...................................   United Kingdom        234,823               2,917,356
                                                                                                            ---------------
                                                                                                                17,967,364
                                                                                                            ---------------

     CHEMICALS 2.5%
     Givaudan AG .................................................     Switzerland          32,675              19,003,910
     Linde AG ....................................................       Germany           184,723              12,476,542
   a MG Technologies AG ..........................................       Germany           233,294               2,794,616
     Solvay SA ...................................................       Belgium            40,625               4,175,805
                                                                                                            ---------------
                                                                                                                38,450,873
                                                                                                            ---------------

     COMMERCIAL BANKS 8.5%
   a Aareal Bank AG ..............................................       Germany            22,600                 730,135
     Allied Irish Banks PLC ......................................       Ireland         1,813,400              39,012,949
     Bank of Ireland .............................................       Ireland         1,034,775              16,698,385
     BNP Paribas SA ..............................................       France            253,100              17,364,353
     Danske Bank .................................................       Denmark           444,900              13,384,390
     Foreningssparbanken AB, A ...................................       Sweden            707,200              15,519,687
     KBC Bancassurance Holding NV ................................       Belgium           358,389              28,317,263
                                                                                                            ---------------
                                                                                                               131,027,162
                                                                                                            ---------------

     COMMERCIAL SERVICES & SUPPLIES 0.5%
   a Techem AG ...................................................       Germany           190,982               8,088,051
                                                                                                            ---------------

     CONSTRUCTION & ENGINEERING 1.4%
     Imtech NV ...................................................     Netherlands         606,012              21,257,533
                                                                                                            ---------------

     CONSTRUCTION MATERIALS 1.5%
     Ciments Francais SA .........................................       France            113,977              11,129,462
     Italcementi SpA .............................................        Italy            722,765              11,290,334
                                                                                                            ---------------
                                                                                                                22,419,796
                                                                                                            ---------------

     DISTRIBUTORS 1.2%
     Compania de Distribucion Integral Logista SA ................        Spain            322,008              16,411,128
     Inchcape PLC ................................................   United Kingdom         61,661               2,272,204
                                                                                                            ---------------
                                                                                                                18,683,332
                                                                                                            ---------------

     DIVERSIFIED CONSUMER SERVICES 0.3%
   a Banca Italease ..............................................        Italy            305,000               4,170,246
                                                                                                            ---------------

     DIVERSIFIED FINANCIAL SERVICES 2.6%
     Euronext ....................................................     Netherlands         459,879              15,575,066
     Fortis Group NV .............................................       Belgium           806,400              22,373,709


18 |  Semiannual Report

Mutual European Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                         COUNTRY       SHARES/WARRANTS            VALUE
---------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     DIVERSIFIED FINANCIAL SERVICES (CONT.)
     London Stock Exchange PLC ...................................   United Kingdom        232,600          $    2,048,027
 a,b Marconi Corp., Contingent Distribution ......................   United Kingdom     12,700,000                      --
                                                                                                            ---------------
                                                                                                                39,996,802
                                                                                                            ---------------

     DIVERSIFIED TELECOMMUNICATION SERVICES 5.7%
a,c,dAboveNet Inc. ...............................................    United States         83,713               2,006,048
a,b,dAboveNet Inc., Contingent Distribution ......................    United States     11,722,000                      --
a,c,dAboveNet Inc., wts., 9/08/08 ................................    United States          2,816                  11,264
a,c,dAboveNet Inc., wts., 9/08/10 ................................    United States          3,313                   2,651
     Belgacom SA .................................................       Belgium           169,600               5,797,326
     Koninklijke KPN NV ..........................................     Netherlands       1,085,300               9,113,657
   a NTL Inc. ....................................................   United Kingdom        630,105              43,111,784
     Swisscom AG .................................................     Switzerland          35,000              11,413,637
     Telekom Austria AG ..........................................       Austria           615,000              11,958,437
 a,b Telewest Communications PLC, Contingent Distribution ........   United Kingdom      1,090,947                      --
 a,b Telewest Finance Ltd., Contingent Distribution ..............   United Kingdom      1,465,000                      --
   a Telewest Global Inc. ........................................   United Kingdom        199,109               4,535,703
                                                                                                            ---------------
                                                                                                                87,950,507
                                                                                                            ---------------

     ELECTRIC UTILITIES 1.3%
     E.ON AG .....................................................       Germany           216,900              19,337,155
                                                                                                            ---------------

     ENERGY EQUIPMENT & SERVICES 0.6%
     Fugro NV ....................................................     Netherlands         371,192               9,229,833
                                                                                                            ---------------

     FOOD & STAPLES RETAILING 1.7%
     Bourbon SA...................................................       France            169,849              11,395,882
     Carrefour SA ................................................       France            314,980              15,283,076
                                                                                                            ---------------
                                                                                                                26,678,958
                                                                                                            ---------------

     FOOD PRODUCTS 10.7%
     Cadbury Schweppes PLC .......................................   United Kingdom      2,410,112              23,012,660
     CSM NV ......................................................     Netherlands         414,638              12,828,718
     Groupe Danone ...............................................       France            308,470              27,135,058
     Nestle SA ...................................................     Switzerland         166,037              42,487,233
     Orkla ASA ...................................................       Norway          1,387,640              51,173,870
     Rieber & Son ASA ............................................       Norway          1,006,150               7,467,219
                                                                                                            ---------------
                                                                                                               164,104,758
                                                                                                            ---------------

     HEALTH CARE PROVIDERS & SERVICES 1.0%
     OPG Groep NV ................................................     Netherlands         124,065               8,669,313
     Rhoen-Klinikum AG ...........................................       Germany            91,007               6,304,254
                                                                                                            ---------------
                                                                                                                14,973,567
                                                                                                            ---------------

     HOUSEHOLD DURABLES 1.2%
     Hunter Douglas NV ...........................................     Netherlands         375,329              18,769,856
                                                                                                            ---------------

     INDUSTRIAL CONGLOMERATES 1.8%
     Siemens AG ..................................................       Germany           363,500              26,565,914
     Wendel Investissement .......................................       France             22,751               1,884,332
                                                                                                            ---------------
                                                                                                                28,450,246
                                                                                                            ---------------




                                                          Semiannual Report | 19

Mutual European Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                         COUNTRY       SHARES/WARRANTS            VALUE
---------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     INSURANCE 5.5%
   a Berkshire Hathaway Inc., A ..................................    United States            203          $   16,950,500
     Catlin Group ................................................   United Kingdom      1,136,400               8,295,856
     Irish Life & Permanent PLC ..................................       Ireland         1,045,905              18,388,287
     Montpelier Re Holdings Ltd. .................................       Bermuda            36,493               1,261,928
 a,c Olympus Re Holdings Ltd. ....................................       Bermuda            16,080               3,013,231
     White Mountains Insurance Group Inc. ........................    United States         58,172              36,700,715
                                                                                                            ---------------
                                                                                                                84,610,517
                                                                                                            ---------------

     LEISURE EQUIPMENT & PRODUCTS 0.2%
     Agfa Gevaert NV .............................................       Belgium            95,626               2,643,904
                                                                                                            ---------------

     MACHINERY 5.1%
   a Kone Corp., B ...............................................       Finland           289,690              17,324,615
     Metso OYJ ...................................................       Finland           939,155              20,460,386
     Schindler Holding AG ........................................     Switzerland          64,878              23,434,634
     Schindler Holding AG, Reg D .................................     Switzerland          49,081              17,948,759
                                                                                                            ---------------
                                                                                                                79,168,394
                                                                                                            ---------------

     MARINE 0.9%
     A P Moller - Maersk A/S .....................................       Denmark             1,439              13,740,928
                                                                                                            ---------------

     MEDIA 2.1%
     Hollinger International Inc. ................................    United States        215,694               1,943,187
   a JC Decaux SA ................................................       France            212,783               5,393,918
     NV Holdingsmig De Telegraaf .................................     Netherlands         105,499               2,323,288
     Pearson PLC .................................................   United Kingdom        759,700               8,948,295
     SES Global, FDR .............................................     Luxembourg          940,167              13,935,563
                                                                                                            ---------------
                                                                                                                32,544,251
                                                                                                            ---------------

     METALS & MINING 4.6%
   a African Platinum PLC ........................................   United Kingdom      2,631,000               1,048,705
     Anglo American PLC ..........................................    South Africa       1,919,281              45,007,055
     Anglo American PLC, ADR .....................................    South Africa             200                   4,700
     Highland Gold Mining Ltd. ...................................   United Kingdom        624,200               1,856,240
   a KGHM Polska Miedz SA ........................................       Poland          1,572,454              16,011,331
   a KGHM Polska Miedz SA, GDR ...................................       Poland             26,800                 544,040
   a Rio Narcea Gold Mines Ltd. ..................................       Canada          4,430,100               7,123,743
                                                                                                            ---------------
                                                                                                                71,595,814
                                                                                                            ---------------

     MULTILINE RETAIL 0.3%
     Jelmoli Holding AG ..........................................     Switzerland           3,325               4,591,395
                                                                                                            ---------------

     OIL, GAS & CONSUMABLE FUELS 3.8%
     BP PLC ......................................................   United Kingdom        747,800               7,783,304
     Eni SpA .....................................................        Italy            361,200               9,313,536
   a Neste Oil OYJ ...............................................       Finland            15,200                 393,587
     Norsk Hydro ASA .............................................       Norway             88,200               8,097,934
     Royal Dutch Petroleum Co. ...................................     Netherlands         110,700               7,233,106
     Statoil ASA .................................................       Norway            658,162              13,445,238
     Total SA, B .................................................       France             53,750              12,636,729
                                                                                                            ---------------
                                                                                                                58,903,434
                                                                                                            ---------------



20 |  Semiannual Report

Mutual European Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                         COUNTRY       SHARES/WARRANTS            VALUE
---------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     PHARMACEUTICALS 0.5%
     Sanofi-Aventis ..............................................       France             94,596          $    7,771,878
                                                                                                            ---------------

     REAL ESTATE 0.1%
   a Canary Wharf Group PLC ......................................   United Kingdom        192,100                 984,228
 a,c Security Capital European Realty ............................     Luxembourg            5,281                  33,313
                                                                                                            ---------------
                                                                                                                 1,017,541
                                                                                                            ---------------

     TOBACCO 12.7%
     Altadis SA ..................................................        Spain          1,086,551              45,581,370
     British American Tobacco PLC ................................   United Kingdom      4,238,858              81,707,802
     Gallaher Group PLC ..........................................   United Kingdom      1,541,771              22,896,905
     Imperial Tobacco Group PLC ..................................   United Kingdom      1,706,404              45,945,526
                                                                                                            ---------------
                                                                                                               196,131,603
                                                                                                            ---------------

     TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
     (COST $957,038,798) .........................................                                           1,318,536,488
                                                                                                            ---------------

     PREFERRED STOCKS 1.3%
     DIVERSIFIED TELECOMMUNICATION SERVICES 0.0%E
     PTV Inc., 10.00%, A, pfd.....................................   United Kingdom         46,841                  93,682
                                                                                                            ---------------

     FOOD PRODUCTS 0.0%E
     Unilever NV, pfd. ...........................................     Netherlands         275,284                  33,309
                                                                                                            ---------------

     HEALTH CARE PROVIDERS & SERVICES 0.6%
     Rhoen Klinikum AG, pfd. .....................................       Germany           136,718               9,479,027
                                                                                                            ---------------

     MACHINERY 0.7%
     Jungheinrich AG, pfd. .......................................       Germany           452,549               9,768,860
                                                                                                            ---------------

     TOTAL PREFERRED STOCKS (COST $17,933,109) ...................                                              19,374,878
                                                                                                            ---------------


                                                                                     --------------------
                                                                                      PRINCIPAL AMOUNT F
                                                                                     --------------------
     CORPORATE BONDS & NOTES 3.6%
     Eurotunnel PLC,
       Participating Loan Note, 1.00%, 4/30/40 ...................   United Kingdom        210,000  GBP             38,561
       Senior Tranche G2 Term Loan A, 144A, FRN, 5.93875%,
        12/15/12 .................................................   United Kingdom        380,300  GBP            654,033
       Tier 2, FRN, 6.149%, 12/31/18 .............................   United Kingdom      7,595,283  GBP         10,477,003
       Tier 3, FRN, 6.149%, 12/31/25 .............................   United Kingdom     14,544,322  GBP          8,598,245
     Eurotunnel SA,
       Senior Tranche H1 Term Loan (KfWAdvance), 8.78%,
        12/15/12 .................................................       France            163,300  EUR            191,664
       Tier 2 (LIBOR), FRN, 3.44%, 12/31/18 ......................       France            988,713  EUR            921,180
       Tier 2 (PIBOR), FRN, 3.438%, 12/31/18 .....................       France            437,395  EUR            407,519
       Tier 3 (LIBOR), FRN, 3.44%, 12/31/25 ......................       France          8,732,014  EUR          3,486,678
       Tier 3 (PIBOR), FRN, 3.438%, 12/31/25 .....................       France          5,798,977  EUR          2,315,521
   c Seton House Finance Ltd., zero cpn., 2/07/12 ................   United Kingdom     76,357,000  EUR         27,985,402
                                                                                                            ---------------
     TOTAL CORPORATE BONDS & NOTES (COST $63,503,374) ............                                              55,075,806
                                                                                                            ---------------




                                                          Semiannual Report | 21

Mutual European Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                         COUNTRY      PRINCIPAL AMOUNT F          VALUE
---------------------------------------------------------------------------------------------------------------------------
     GOVERNMENT AGENCIES 3.7%
   g Federal Home Loan Bank, 7/01/05 - 1/26/06 ...................    United States     40,600,000          $   40,381,789
     Federal Republic of Germany, 2.50%, 9/16/05 .................       Germany        12,500,000  EUR         15,137,032
     Kingdom of Norway, 6.75%, 1/15/07 ...........................       Norway         13,450,000  NOK          2,191,784
                                                                                                            ---------------
     TOTAL GOVERNMENT AGENCIES (COST $57,702,940) ................                                              57,710,605
                                                                                                            ---------------



                                                                                   --------------------
                                                                                          SHARES
                                                                                   --------------------
     SHORT TERM INVESTMENTS 1.9%
   g Bradford & Bingley PLC, Commercial Paper, 7/28/05 ...........   United Kingdom     15,000,000              14,961,870
   g HBOS Treasury Services, Commercial Paper, 8/15/05 ...........   United Kingdom     15,000,000              14,934,258
                                                                                                            ---------------

     TOTAL SHORT TERM INVESTMENTS (COST $29,901,842) .............                                              29,896,128
                                                                                                            ---------------

     TOTAL INVESTMENTS (COST $1,126,080,063) 96.1% ...............                                           1,480,593,905
     NET UNREALIZED GAIN ON FORWARD EXCHANGE CONTRACTS 1.2% ......                                              18,756,262
     OTHER ASSETS, LESS LIABILITIES 2.7% .........................                                              41,701,734
                                                                                                            ---------------

     NET ASSETS 100.0% ...........................................                                          $1,541,051,901
                                                                                                            ---------------


CURRENCY ABBREVIATIONS:
EUR  -   Euro
GBP  -   British Pound
NOK  -   Norwegian Krone

SELECTED PORTFOLIO ABBREVIATIONS:
ADR   - American Depository Receipt
FDR   - Foreign Depository Receipt
FRN   - Floating Rate Notes
GDR   - Global Depository Receipt
LIBOR - London InterBank Offered Rate
PIBOR - Paris InterBank Offered Rate
PLC   - Public Limited Co.




a Non-income producing.
b Contingent Distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
c See Note 10 regarding restricted and illiquid securities.
d See Note 11 regarding other considerations.
e Rounds to less than 0.05% of net assets.
f The principal amount is stated in U.S. dollars unless otherwise indicated.
g A portion or all of the security is traded on a discount basis with no stated coupon rate.






22 |  See notes to financial statements.  |  Semiannual Report

Mutual European Fund

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
June 30, 2005 (unaudited)



Assets:
 Investments in securities:
  Cost .................................................................................................    $1,126,080,063
                                                                                                            ---------------
  Value ................................................................................................    $1,480,593,905
 Cash...................................................................................................            79,836
 Foreign currency, at value (cost $21,590,853)..........................................................        21,710,190
 Receivables:
  Investment securities sold............................................................................        21,118,760
  Capital shares sold...................................................................................         1,812,984
  Dividends and interest................................................................................         4,566,561
 Unrealized gain on forward exchange contracts (Note 8).................................................        19,278,532
 Cash on deposit with brokers for securities sold short.................................................           578,402
 Due from broker - synthetic equity swaps...............................................................         1,790,792
                                                                                                            ---------------
      Total assets......................................................................................     1,551,529,962
                                                                                                            ---------------
Liabilities:
 Payables:
  Investment securities purchased.......................................................................         6,280,537
  Capital shares redeemed...............................................................................         1,512,073
  Affiliates............................................................................................         2,041,338
 Unrealized loss on forward exchange contracts (Note 8).................................................           522,270
 Other liabilities......................................................................................           121,843
                                                                                                            ---------------
      Total liabilities.................................................................................        10,478,061
                                                                                                            ---------------
        Net assets, at value............................................................................    $1,541,051,901
                                                                                                            ---------------

Net assets consist of:
 Undistributed net investment income....................................................................    $    8,402,182
 Net unrealized appreciation (depreciation).............................................................       374,365,338
 Accumulated net realized gain (loss)...................................................................        59,060,201
 Paid-in capital........................................................................................     1,099,224,180
                                                                                                            ---------------
      Net assets, at value..............................................................................    $1,541,051,901
                                                                                                            ---------------



                     Semiannual Report | See notes to financial statements. | 23

Mutual European Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2005 (unaudited)



CLASS Z:
 Net assets, at value...................................................................................      $690,636,577
                                                                                                              -------------
 Shares outstanding.....................................................................................        33,859,709
                                                                                                              -------------
 Net asset value and maximum offering price per share a.................................................            $20.40
                                                                                                              -------------
CLASS A:
 Net assets, at value...................................................................................      $585,388,108
                                                                                                              -------------
 Shares outstanding.....................................................................................        29,109,213
                                                                                                              -------------
 Net asset value per share a............................................................................            $20.11
                                                                                                              -------------
 Maximum offering price per share (net asset value per share / 94.25%)..................................            $21.34
                                                                                                              -------------
CLASS B:
 Net assets, at value...................................................................................      $ 50,725,415
                                                                                                              -------------
 Shares outstanding.....................................................................................         2,575,762
                                                                                                              -------------
 Net asset value and maximum offering price per share a.................................................            $19.69
                                                                                                              -------------
CLASS C:
 Net assets, at value...................................................................................      $214,301,801
                                                                                                              -------------
 Shares outstanding.....................................................................................        10,684,273
                                                                                                              -------------
 Net asset value and maximum offering price per share a.................................................            $20.06
                                                                                                              -------------




a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.



24 |  See notes to financial statements.  |  Semiannual Report

Mutual European Fund

STATEMENT OF OPERATIONS
for the six months ended June 30, 2005 (unaudited)



Investment income
 Dividends (net of foreign taxes of $3,088,720)...........................................................     $26,553,454
 Interest.................................................................................................       6,574,418
 Other income (Note 12)...................................................................................          17,202
                                                                                                               ------------
      Total investment income.............................................................................      33,145,074
                                                                                                               ------------
Expenses:
 Management fees (Note 3a)................................................................................       5,882,990
 Administrative fees (Note 3b)............................................................................         572,803
 Distribution fees (Note 3c)
  Class A.................................................................................................         955,072
  Class B.................................................................................................         252,034
  Class C.................................................................................................       1,043,926
 Transfer agent fees (Note 3e)............................................................................         913,700
 Custodian fees (Note 4)..................................................................................         193,660
 Reports to shareholders..................................................................................          30,200
 Registration and filing fees.............................................................................          35,750
 Professional fees........................................................................................          44,402
 Directors' fees and expenses.............................................................................          16,900
 Dividends on securities sold short.......................................................................           2,969
 Other....................................................................................................          23,693
                                                                                                               ------------
      Total expenses......................................................................................       9,968,099
      Expense reductions (Note 4).........................................................................          (1,909)
                                                                                                               ------------
        Net expenses......................................................................................       9,966,190
                                                                                                               ------------
             Net investment income........................................................................      23,178,884
                                                                                                               ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments.............................................................................................      61,560,199
  Written options.........................................................................................           7,955
  Foreign currency transactions...........................................................................      (7,045,036)
                                                                                                               ------------
        Net realized gain (loss)..........................................................................      54,523,118
                                                                                                               ------------
 Net change in unrealized appreciation (depreciation) on:
  Investments.............................................................................................     (63,683,607)
  Translation of assets and liabilities denominated in foreign currencies.................................      40,018,822
                                                                                                               ------------
        Net change in unrealized appreciation (depreciation)..............................................     (23,664,785)
                                                                                                               ------------
Net realized and unrealized gain (loss)...................................................................      30,858,333
                                                                                                               ------------
Net increase (decrease) in net assets resulting from operations...........................................     $54,037,217
                                                                                                               ------------




                     Semiannual Report | See notes to financial statements. | 25

Mutual European Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      --------------------------------------
                                                                                      SIX MONTHS ENDED         YEAR
                                                                                        JUNE 30, 2005          ENDED
                                                                                         (UNAUDITED)     DECEMBER 31, 2004
                                                                                      --------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..........................................................      $   23,178,884      $   21,993,224
  Net realized gain (loss) from investments, written options, and foreign currency
   transactions ..................................................................          54,523,118          50,281,482
  Net change in unrealized appreciation (depreciation) on investments and translation of
   assets and liabilities denominated in foreign currencies ......................         (23,664,785)        175,300,161
                                                                                      --------------------------------------
     Net increase (decrease) in net assets resulting from operations .............          54,037,217         247,574,867
                                                                                      --------------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class Z .......................................................................          (3,408,114)        (19,099,453)
   Class A .......................................................................          (2,762,240)        (14,530,645)
   Class B .......................................................................            (217,062)         (1,110,260)
   Class C .......................................................................            (904,092)         (4,388,373)
  Net realized gains:
   Class Z .......................................................................                  --            (737,739)
   Class A .......................................................................                  --            (624,939)
   Class B .......................................................................                  --             (59,493)
   Class C .......................................................................                  --            (236,978)
                                                                                      --------------------------------------
 Total distributions to shareholders..............................................          (7,291,508)        (40,787,880)
                                                                                      --------------------------------------
 Capital share transactions: (Note 2)
   Class Z .......................................................................          18,033,347          58,975,823
   Class A .......................................................................          22,924,766          50,452,466
   Class B .......................................................................            (933,698)          4,515,208
   Class C .......................................................................           3,200,930           8,767,698
                                                                                      --------------------------------------
 Total capital share transactions ................................................          43,225,345         122,711,195
                                                                                      --------------------------------------
 Redemption fees .................................................................                 796                 787
                                                                                      --------------------------------------
     Net increase (decrease) in net assets .......................................          89,971,850         329,498,969
Net assets:.......................................................................
 Beginning of period .............................................................       1,451,080,051       1,121,581,082
                                                                                      --------------------------------------
 End of period ...................................................................      $1,541,051,901      $1,451,080,051
                                                                                      --------------------------------------
Undistributed net investment income/distributions in excess of net investment income included in net assets:..........................................................
 End of period ...................................................................      $    8,402,182      $   (7,485,194)
                                                                                      --------------------------------------




26 |  See notes to financial statements.  |  Semiannual Report

Mutual European Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual European Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), consisting of 6 separate series. The Series Fund is an open-end investment company registered under the Investment Company Act of 1940. The financial statements of the remaining funds in the series are presented separately.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.





                                                          Semiannual Report | 27

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily by the Fund and any equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.





28 |  Semiannual Report

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. FOREIGN CURRENCY CONTRACTS (CONTINUED)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

E. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments, known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

F. OPTION CONTRACTS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

G. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.






                                                          Semiannual Report | 29

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. SECURITIES SOLD SHORT (CONTINUED)

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

H. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income, dividends declared on securities sold short, and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the funds based on the ratio of net assets of each Fund to the combined net assets of the Series Fund. Fund specific expenses are charged directly to the Fund that incurred the expense.

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.





30 |  Semiannual Report

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

K. REDEMPTION FEES

Redemptions and exchanges of Fund shares held five trading days or less (30 days or less prior to June 1, 2004 and 90 days or less prior to January 1, 2004) may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital.

L. GUARANTEES AND INDEMNIFICATIONS

Under the Series Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


2. CAPITAL STOCK

The Fund offers four classes of shares: Class Z, Class A, Class B and Class C. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2005, there were 500 million shares authorized ($0.001 par value) of which 200 million shares were designated as Class Z, 100 million shares as Class A, 100 million shares as Class B and 100 million shares as Class C. Transactions in the Fund's shares were as follows:

                                        --------------------------------------------------------------
                                            SIX MONTHS ENDED                     YEAR ENDED
                                              JUNE 30, 2005                   DECEMBER 31, 2004
                                        --------------------------------------------------------------
                                          SHARES         AMOUNT            SHARES          AMOUNT
                                        --------------------------------------------------------------
CLASS Z SHARES:
 Shares sold ..........................  2,533,087     $ 50,436,900        5,037,189     $ 89,701,240
 Shares issued in reinvestment of
 distributions ........................    154,194        3,170,228          985,268       18,482,745
 Shares redeemed ...................... (1,774,561)     (35,573,781)      (2,784,547)     (49,208,162)
                                        --------------------------------------------------------------
 Net increase (decrease) ..............    912,720     $ 18,033,347        3,237,910     $ 58,975,823
                                        --------------------------------------------------------------
CLASS A SHARES:
 Shares sold ..........................  3,992,194     $ 78,848,206        7,412,359     $130,660,983
 Shares issued in reinvestment of
 distributions ........................    105,236        2,133,033          644,632       11,925,302
 Shares redeemed ...................... (2,947,941)     (58,056,473)      (5,274,697)     (92,133,819)
                                        --------------------------------------------------------------
 Net increase (decrease) ..............  1,149,489     $ 22,924,766        2,782,294     $ 50,452,466
                                        --------------------------------------------------------------



                                                          Semiannual Report | 31

Mutual European Fund

2. CAPITAL STOCK (CONTINUED)

                                        --------------------------------------------------------------
                                            SIX MONTHS ENDED                     YEAR ENDED
                                              JUNE 30, 2005                   DECEMBER 31, 2004
                                        --------------------------------------------------------------
                                          SHARES         AMOUNT            SHARES          AMOUNT
                                        --------------------------------------------------------------
CLASS B SHARES:
 Shares sold .........................     108,466     $  2,083,877          470,582    $   8,073,637
 Shares issued in reinvestment of
 distributions .......................       9,781          194,321           57,630        1,042,916
 Shares redeemed .....................    (165,535)      (3,211,896)        (267,734)      (4,601,345)
                                        --------------------------------------------------------------
 Net increase (decrease) .............     (47,288)    $   (933,698)         260,478    $   4,515,208
                                        --------------------------------------------------------------
CLASS C SHARES:
 Shares sold .........................     951,550     $ 18,768,588        1,880,792    $  33,100,927
 Shares issued in reinvestment of
 distributions .......................      39,721          803,558          224,707        4,138,711
 Shares redeemed .....................    (830,289)     (16,371,216)      (1,629,046)     (28,471,940)
                                        --------------------------------------------------------------
 Net increase (decrease) .............     160,982     $  3,200,930          476,453    $   8,767,698
                                        --------------------------------------------------------------


3. TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Series Fund are also officers and/or directors of the following entities:

----------------------------------------------------------------------------------------
  ENTITY                                                        AFFILIATION
----------------------------------------------------------------------------------------
  Franklin Mutual Advisers LLC (Franklin Mutual)                Investment manager
  Franklin Templeton Services LLC (FT Services)                 Administrative manager
  Franklin Templeton Distributors Inc. (Distributors)           Principal underwriter
  Franklin Templeton Investor Services LLC (Investor Services)  Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
        0.800%          Up to and including $1 billion
        0.770%          Over $1 billion, up to and including $2 billion
        0.750%          Over $2 billion, up to and including $5 billion
        0.730%          In excess of $5 billion







32 |  Semiannual Report

Mutual European Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:


--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
        0.150%          Up to and including $200 million
        0.135%          Over $200 million, up to and including $700 million
        0.100%          Over $700 million, up to and including $1.2 billion
        0.075%          In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund reimburses Distributors up to 0.35%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan. Under the Class A distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

D. SALES CHARGES/ UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Net sales charges received .............................. $108,356
Contingent deferred sales charges retained .............. $ 49,808

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $913,700, of which $606,704 was retained by Investor Services.


4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2005, the custodian fees were reduced as noted in the Statement of Operations.


5. INCOME TAXES

At December 31, 2004, the Fund had deferred capital losses occurring subsequent to October 31, 2004 of $10,455,954. For tax purposes, such losses will be reflected in the year ending December 31, 2005.





                                                          Semiannual Report | 33

Mutual European Fund

5. INCOME TAXES (CONTINUED)

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares and bond discounts and premiums.

At June 30, 2005, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ................................    $1,135,009,392
                                                        ---------------
Unrealized appreciation ............................    $  377,478,951
Unrealized depreciation ............................       (31,894,438)
                                                        ---------------
Net unrealized appreciation (depreciation) .........    $  345,584,513
                                                        ---------------



6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities and securities sold short) for the period ended June 30, 2005 aggregated $283,121,148 and $204,634,285, respectively.

Transactions in options written during the period ended June 30, 2005 were as follows:

                                          ---------------------------
                                           NUMBER OF       PREMIUMS
                                           CONTRACTS       RECEIVED
                                          ---------------------------
Options outstanding at
 December 31, 2004 ......................       --           $    --
Options written .........................    25,380            7,955
Options expired .........................   (25,380)          (7,955)
Options exercised .......................        --               --
Options closed ..........................        --               --
                                          ---------------------------
Options outstanding at
 June 30, 2005 ..........................       --           $    --
                                          ---------------------------



7. SYNTHETIC EQUITY SWAPS

As of June 30, 2005, the Fund had the following synthetic equity swaps outstanding:

-------------------------------------------------------------------------------------------------------
                                                           NUMBER OF     NOTIONAL        UNREALIZED
  CONTRACTS TO BUY                                         CONTRACTS       VALUE         GAIN (LOSS)
-------------------------------------------------------------------------------------------------------
  AAReal Bank AG (23.48 - 25.89 EUR) ...................      284,453     $9,189,782       $  742,208
  Allied Domecq PLC (6.36 - 6.93 GBP) ..................      402,714      4,869,708           (3,931)
  Christian Dior SA (46.76 - 54.99 EUR) ................       38,450      2,982,207          719,213
  London Stock Exchange PLC (5.31 - 5.61 GBP) ..........       88,725        781,217          (93,464)
                                                                                           ------------
  Total contracts to buy ...............................................................   $1,364,026
                                                                                           ------------





34 |  Semiannual Report

Mutual European Fund

7. SYNTHETIC EQUITY SWAPS (CONTINUED)

------------------------------------------------------------------------------------------------------
                                                              NUMBER OF     NOTIONAL       UNREALIZED
  CONTRACTS TO SELL                                           CONTRACTS       VALUE        GAIN (LOSS)
------------------------------------------------------------------------------------------------------
  LVMH Moet Hennessy Louis Vuitton
   (54.61 - 61.76 EUR) ......................................    39,268     $3,036,149     $ (265,023)
                                                                                           -----------
  Total contracts to sell ..............................................................     (265,023)
                                                                                           -----------
  Net unrealized gain (loss) ...........................................................   $1,099,003
                                                                                           -----------


8. FORWARD EXCHANGE CONTRACTS

At June 30, 2005, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

---------------------------------------------------------------------------------------------------------------------
                                                            IN               SETTLEMENT                   UNREALIZED
  CONTRACTS TO BUY                                     EXCHANGE FOR             DATE                      GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------
   2,683,799   Canadian Dollars ............   U.S.    $ 2,175,459             10/21/05          U.S.    $    21,829
                                                      ------------                                       ------------
---------------------------------------------------------------------------------------------------------------------
                                                            IN               SETTLEMENT                   UNREALIZED
  CONTRACTS TO SELL                                    EXCHANGE FOR             DATE                      GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------
   22,000,000  Euro ........................    U.S.  $ 27,781,600              7/25/05          U.S.    $ 1,138,616
   33,964,746  British Pounds ..............            63,285,140              8/11/05                    2,532,264
   24,934,325  Euro ........................            31,738,591              8/23/05                    1,501,449
   19,747,282  Euro ........................            24,974,669              9/13/05                    1,010,539
   29,156,107  British Pounds ..............            54,372,644              9/21/05                    2,275,948
   16,695,409  Euro ........................            21,957,134             10/25/05                    1,656,321
   46,807,966  Polish Zloty ................            14,011,005             11/30/05                       48,897
   76,706,875  Norwegian Krone .............            11,950,000             12/06/05                      156,129
   23,247,631  Swiss Francs ................            18,710,000             12/06/05                      353,965
   30,086,715  British Pounds ..............            54,482,771             12/08/05                      787,540
   85,639,199  Swedish Krona ...............            11,258,240             12/15/05                      209,538
      180,000  Canadian Dollars ............               147,662              1/23/06                        1,737
  273,045,754  Danish Krone ................            49,529,476              3/17/06                    4,648,850
    1,750,000  Euro ........................             2,262,984 DKKa         3/17/06                       83,954
   51,425,000  Euro ........................            65,101,420              4/25/06                    2,029,566
   30,932,703  Euro ........................            38,855,070              5/23/06                      821,390
                                                      ------------                                       ------------
                                               U.S.   $490,418,406                                        19,256,703
                                                      ------------                                       ------------
     Unrealized gain on forward exchange contracts ...........................................   U.S.    $19,278,532
                                                                                                         ------------
---------------------------------------------------------------------------------------------------------------------
                                                            IN               SETTLEMENT                   UNREALIZED
  CONTRACTS TO BUY                                     EXCHANGE FOR             DATE                      GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------
   9,000,000   British Pounds ..............   U.S.    $16,089,396              9/21/05          U.S.    $  (186,969)
  12,900,000   British Pounds ..............            23,193,468             12/08/05                     (171,065)
                                                      ------------                                       ------------
                                               U.S.    $39,282,864                               U.S.    $  (358,034)
                                                      ------------                                       ------------




                                                          Semiannual Report | 35

Mutual European Fund

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

--------------------------------------------------------------------------------------------------------------------
                                                            IN               SETTLEMENT                  UNREALIZED
  CONTRACTS TO SELL                                    EXCHANGE FOR             DATE                     GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------
    5,000,000  Euro ........................    U.S.   $ 6,062,945 GBPa         9/21/05          U.S.  $   (8,012)
    8,317,150  Canadian Dollars ............             6,756,418             10/21/05                   (53,026)
    4,600,000  Euro ........................             5,586,233 CHFa        12/06/05                   (14,629)
   29,671,280  Norwegian Krone .............             4,549,981             12/06/05                   (19,996)
    3,871,217  Swedish Krona ...............               499,003             12/15/05                    (1,295)
      615,856  Canadian Dollars ............               500,000              1/23/06                    (5,628)
    3,150,000  Euro ........................             3,846,781 DKKa         3/17/05                    (2,746)
   27,600,000  Euro ........................            33,830,792              4/25/06                   (52,887)
   13,032,235  Euro ........................            16,017,926              5/23/06                    (6,017)
                                                      ------------                                     ------------
                                                U.S.   $77,650,079                                        (164,236)
                                                      ------------                                     ------------
     Unrealized loss on forward exchange contracts ...........................................            (522,270)
                                                                                                       ------------
      Net unrealized gain on forward exchange contracts ......................................   U.S.  $18,756,262
                                                                                                       ------------

a The contracts noted above are cross-currency forward exchange contracts. The dollar amount disclosed is the U.S. dollar equivalent amount.


9. CREDIT RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values, changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.


10. RESTRICTED AND ILLIQUID SECURITIES

At June 30, 2005, investments in securities included issues that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration under the Securities Act of 1933, unless the sale is pursuant to an exemption under the 1933 Act. The Fund has registration rights for all restricted securities held at period end. The issuer generally incurs all registration costs.







36 |  Semiannual Report

Mutual European Fund

10. RESTRICTED AND ILLIQUID SECURITIES (CONTINUED)

A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At June 30, 2005, the Fund held investments in restricted and illiquid securities, valued in accordance with procedures approved by the Fund's Board of Directors as reflecting fair value, as follows:

-----------------------------------------------------------------------------------------------------
  PRINCIPAL AMOUNT,
  SHARES AND                                                  ACQUISITION
  WARRANTS      ISSUER                                            DATE        COST           VALUE
-----------------------------------------------------------------------------------------------------
     83,713     AboveNet Inc .............................      10/02/01 $ 3,919,339     $ 2,006,048
      2,816     AboveNet Inc., wts., 9/08/08 .............      10/02/01     348,479          11,264
      3,313     AboveNet Inc., wts., 9/08/10 .............      10/02/01     373,672           2,651
     16,080     Olympus Re Holdings Ltd. .................      12/19/01   1,608,000       3,013,231
      5,281     Security Capital European Realty .........       4/08/98     289,278          33,313
 76,357,000     Seton House Finance Ltd.,
                zero cpn., 2/07/12 .......................       12/1/03  20,800,288      27,985,402
                                                                                         ------------
                 TOTAL RESTRICTED SECURITIES (2.14% of Net Assets)                       $33,051,909
                                                                                         ------------

11. OTHER CONSIDERATIONS

Directors or employees of Franklin Mutual, as the Fund's Investment Manager, may serve as members on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. At June 30, 2005, such individuals serve in one or more of these capacities for AboveNet Inc. As a result of this involvement, such individuals may be in possession of certain material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.


12. REGULATORY MATTERS

INVESTIGATIONS AND SETTLEMENTS
As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, provided documents and information in response to subpoenas and/or requests for documents, information and/or testimony. Beginning in August 2004, the Company entered into settlements with certain of the regulators and a governmental entity investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").







                                                          Semiannual Report | 37

Mutual European Fund

12. REGULATORY MATTERS (CONTINUED)

INVESTIGATIONS AND SETTLEMENTS (CONTINUED)
Two of the settlement agreements, those with the SEC and the CAGO concerning marketing support payments, provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the SEC settlement. When approved, disbursements of settlement monies under the SEC's settlement will be made promptly in accordance with the terms and conditions of that order.

OTHER LEGAL PROCEEDINGS
On April 12, 2005, the Attorney General of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia against a number of companies engaged in the mutual fund industry, including Franklin Resources, Inc. and its subsidiary, Franklin Advisers, Inc., and certain other parties alleging violations of the West Virginia Consumer Credit and Protection Act and seeking, among other things, civil penalties and attorneys' fees and costs. Defendants have since removed the matter to the UnitedStates District Court for the Nothern District of West Virginia. To the extent applicable to the Company, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing (the "Administrative Complaint") and the SEC's findings regarding market timing in its August 2, 2004 Order (the "SEC Order"), both of which matters were previously reported.

The Company, in addition to certain Franklin, Templeton, and Mutual Series mutual funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Administrative Complaint and the SEC's findings regarding market timing in the SEC Order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.







38 |  Semiannual Report

Mutual European Fund

12. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)
The Company, in addition to certain Franklin, Templeton, and Mutual Series mutual funds, and certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of the named funds.

The Company and fund management strongly believe that the claims made in each of the lawsuits described above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.



                                                          Semiannual Report | 39

Mutual European Fund

SHAREHOLDER INFORMATION



BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT

The Board of Directors ("Board"), including a majority of the non-interested or independent directors, in 2005, approved renewal of the Fund's management agreement, as well as the Fund's administrative services agreement. Prior to a meeting of all the directors for the purpose of considering such renewals, the independent directors held three meetings dedicated to the renewal process. Throughout the process, the independent directors received assistance and advice from and met separately with independent counsel. In approving the renewal of the management agreement and the administrative services agreement for the Fund, the Board, including a majority of independent directors, determined that the existing management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the management agreement (including the administrative services agreement), the directors took into account information furnished throughout the year at regular Board meetings, as well as information specifically furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund's investment performance, expenses, portfolio composition, portfolio brokerage execution, soft dollars, Rule 12b-1 plans, shareholder servicing, compliance, pricing of securities and sales and redemptions, along with related financial statements and information about the scope and quality of services provided by the manager and its affiliates. In addition, the directors received periodic reports throughout the year and during the renewal process relating to compliance with the Fund's investment policies and restrictions. During the renewal process, the directors considered the manager's methods of operation within the Franklin Templeton group and its activities on behalf of other clients. The information furnished to the directors during the renewal process also included a special report prepared by Lipper, Inc., an independent third-party analyst ("Lipper"), comparing the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper ("Lipper Section 15(c) Report"). The directors reviewed the Lipper Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative costs, fees and total expense ratios. They concluded that the report continues to be a reliable resource in the performance of their duties. In addition, the directors received and reviewed a report on the manager's (and its parent's) profitability. Over the past year, the Board continued to monitor and evaluate management's handling of recent regulatory and legal actions pending against the manager and its affiliates. The independent Chairman of the Board and independent counsel reported to the independent directors that they had met with management to review and assess the subject matter of each such proceeding and the controls and procedures that have been implemented, and actions taken, in response to such proceedings. The independent directors were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.

In addition to the above and other matters considered by the directors throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board's decision.





40 |  Semiannual Report

Mutual European Fund

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

NATURE, EXTENT AND QUALITY OF SERVICES. The directors reviewed the nature, extent and quality of the services to be provided by the manager. In this regard, they reviewed the Fund's investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. They reviewed the portfolio management team for the Fund, including its performance, staffing, compensation scheme and skills. They discussed with management various other products, portfolios and entities that are advised by the manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for any differences with respect thereto and any potential conflicts. They also reviewed the nature, extent and quality of the Fund's other service agreements in order to determine that Fund shareholders were well-served. During regular Board meetings and the aforementioned meetings to review the advisory agreement, the directors received reports and presentations on the manager's best execution trading policies. The directors considered periodic reports provided to them showing that the manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the advisory personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The directors considered compliance procedures established in accordance with recently adopted SEC requirements. They also took into account factors affecting shareholder satisfaction.

As part of the approval process, the directors had extensive conversations among themselves and with management regarding recent changes in portfolio management leadership and personnel, including the return of senior persons with prior leadership experience with the Fund and the manager. Based on their review, the directors were satisfied with the nature and quality of the overall services provided by the manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The directors reviewed and placed significant emphasis on the current investment performance of the Fund and that of the most recent three- and five-year periods. They considered the successful performance of the Fund over the past several years relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, cash levels, the factoring of expense levels and distribution costs in analyzing performance, style drift and restrictions on permitted investments.

In addition to meetings during the year with the Fund's portfolio managers to discuss performance, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund's Class A shares in comparison to other funds determined comparable by Lipper. The directors also compared Fund performance to other industry benchmarks as part of their evaluation of investment performance.





                                                          Semiannual Report | 41

Mutual European Fund

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

The comparable funds, as chosen by Lipper, to Mutual European Fund included retail and institutional European region funds. The Fund had a total return for the one-year period ended January 31, 2005, in the second best performing quintile and had annualized total returns for the three- and five-year periods in the second best and best performing quintiles, respectively. As noted above, the directors also considered the Fund's performance in the context of other benchmarks.

The directors concluded that the Fund continued to experience excellent performance in comparison to its various benchmarks and in the context of the Fund's objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The directors considered the cost of the services to be provided and the profits to be realized by the manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they discussed with management the trends in expense ratios over the past two years and the reasons for any increases. Consideration was given to a comparative analysis in the Lipper Section 15(c) Report of the management fee and total expense ratios of the Fund.

The Lipper Section 15(c) Report rankings of the Fund were considered by the directors to demonstrate that the Fund's management fee and expenses ranked well among its peers. The comparable funds to the Fund for expense purposes, as chosen by Lipper, consisted of a subset of European region funds used for the performance comparison. The Fund's management fee was in the second lowest expense quintile of the group (i.e., having the second lowest expenses) and its total expenses (including 12b-1 and non-12b-1 service fees) were also in the second lowest expense quintile.

In coming to a determination on the appropriateness of the expenses for the Fund, the directors considered the Fund's strong performance and factors relating to its operation, including, but not limited to, the quality and experience of the Fund's portfolio managers and research staff and the nature of the disciplined value investment approach followed for the Fund. The directors concluded that the expense levels for the Fund were appropriate.

The directors also reviewed a Fund profitability analysis provided by management addressing profitability to Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the affiliated adviser to the Fund. The directors noted that this analysis is reviewed every other year by independent accountants based on agreed upon procedures. The directors reviewed the basis on which such reports are prepared and the reasonableness of the cost allocation methodology utilized in the profitability analysis. The independent directors reviewed the manager's method of assignment and allocation of actual expenses to the Fund, allocations for other accounts managed by the manager and the method of allocations in the Fund profitability study.





42 |  Semiannual Report

Mutual European Fund

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

The independent directors met with management to discuss the Fund profitability study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing losses; economies of scale; and the relative contribution of the Fund to the profitability of the manager and its parent. The directors also considered an additional Lipper study analyzing the profitability of the parent of the manager as compared to other publicly held managers, which also aided the directors in considering profitability outside the context of distribution. The directors also considered the extent to which the manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of "soft" commission dollars to pay for research and other similar services. Based upon their consideration of all these factors, the directors determined that the level of profits realized by the manager under the management agreement with the Fund was not excessive in view of the nature, quality and extent of services provided.

The directors also reviewed the administrative services agreement and its fee structure and considered whether any changes were required. The directors, including the independent directors voting separately, concluded that the administrative services fee is satisfactory.

ECONOMIES OF SCALE. The Board also considered economies of scale in the context of whether they are realized by the manager and its affiliates as the Fund grows larger and the extent to which this is reflected in the level of the management fee charged. The directors noted that benefits of economies of scale are shared with Fund shareholders due to the decline in the effective management fee rate as recently introduced breakpoints are achieved by the Fund. The directors assessed the savings from the breakpoints that were instituted as part of the Fund's management fee in 2004. The directors noted that, as a result of the new breakpoints, the Fund had already begun to experience savings in its management fee. The directors believed that the breakpoints approved in 2004 were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The directors also considered the effects a continued increase in assets under management would have on the management fee of the Fund. To the extent economies of scale may be realized by the manager and its affiliates, the Board believed the advisory and administrative fees provide a sharing of benefits with the Fund and its shareholders.





                                                          Semiannual Report | 43

Mutual European Fund

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.



44 |  Semiannual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio Franklin Templeton Hard Currency Fund Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 8



1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6. Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.




06/05                                          Not part of the semiannual Report

  [LOGO OMITTED]
FRANKLIN TEMPLETON      One Franklin Parkway
    INVESTMENTS         San Mateo, CA 94403-1906



WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.


SEMIANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL EUROPEAN FUND

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B & C)
1-800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.



478 S2005 08/05




MUTUAL QUALIFIED FUND



                                                                   JUNE 30, 2005
--------------------------------------------------------------------------------


[PHOTO OMITTED]


--------------------------------------------------------------------------------
                SEMIANNUAL REPORT AND SHAREHOLDER LETTER | VALUE
--------------------------------------------------------------------------------
                                                      WANT TO RECEIVE
                                                      THIS DOCUMENT
                                                      FASTER VIA EMAIL?
                     MUTUAL QUALIFIED FUND            Eligible shareholders can
                                                      sign up for eDelivery at
                                                      franklintempleton.com.
                                                      See inside for details.
--------------------------------------------------------------------------------






                                 [LOGO OMITTED]
                               FRANKLIN TEMPLETON
                                   INVESTMENTS
                       Franklin o Templeton o MUTUAL SERIES

Thank You For Your
Continued Participation

At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.


Mutual Series is part of Franklin Templeton Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what we believe are undervalued stocks, as well as arbitrage situations and distressed securities. Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing. Templeton pioneered international investing and, with offices in over 25 countries, offers investors a truly global perspective.


TRUE DIVERSIFICATION

Because these management groups work independently and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why the funds can be used to build truly diversified allocation plans covering every major asset class.


RELIABILITY YOU CAN TRUST

Franklin Templeton Investments seeks to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped the firm become one of the most trusted names in financial services.




--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------



[PHOTO OMITTED]

Not part of the semiannual report

Contents

SHAREHOLDER LETTER.................  1

SEMIANNUAL REPORT

Mutual Qualified Fund .............  4

Performance Summary ............... 10

Your Fund's Expenses .............. 13

Financial Highlights and
Statement of Investments .......... 15

Financial Statements .............. 29

Notes to Financial Statements ..... 33

Shareholder Information............ 49


--------------------------------------------------------------------------------

Semiannual Report

Mutual Qualified Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual Qualified Fund seeks capital appreciation, with income as a secondary goal, by investing mainly in equity securities of companies of any nation the Fund's managers believe are at prices below their intrinsic value.


--------------------------------------------------------------------------------
  PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------



We are pleased to bring you Mutual Qualified Fund's semiannual report covering the period ended June 30, 2005.


PERFORMANCE OVERVIEW

Mutual Qualified Fund - Class Z posted a 3.41% cumulative total return for the six months ended June 30, 2005. The Fund outperformed its benchmark, the Standard & Poor's 500 Composite Index (S&P 500), which had a - 0.81% total return over the same period.1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 10.


ECONOMIC AND MARKET OVERVIEW

During the six months ended June 30, 2005, a maturing domestic economic expansion was driven by staying power across most industries, sectors and regions. Gross domestic product (GDP) rose an annualized 3.8% in first quarter 2005 and an estimated 3.4% annualized in the second quarter, benefiting primarily from personal consumption and greater business investment.2 Demand for imported goods and materials fueled a widening trade gap. The U.S. dollar rallied in the first half of 2005 driven largely by rising short-term domestic interest rates and strong U.S. economic growth relative to its major trading partners.



1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
2. Source: Bureau of Economic Analysis.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.


4 |  Semiannual Report

With controlling inflation at the forefront of its agenda, the Federal Reserve Board raised the federal funds target rate from 2.25% to 3.25% and said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability. Oil prices hit record highs, yet inflation remained relatively contained for the 12 months ended June 30, 2005, as measured by the 2.0% rise for the core Consumer Price Index, which excludes volatile food and energy costs.3 Pricing pressures were somewhat eased by continued competition, globalization and offshoring, and most companies held back in passing along higher commodity and energy costs to consumers. Although short-term interest rates rose, long-term interest rates actually declined, reinvigorating housing and commercial real estate activity, which added to economic growth.

Most U.S. stock market indexes were in negative territory during the reporting period. Despite economic strength and improving corporate fundamentals, investors faced a stock market influenced partly by inflation worries, energy prices, the fluctuating dollar and short-term interest rate hikes. The blue chip stocks of the Dow Jones Industrial Average had a six-month total return of -3.65%, while total returns of the broader S&P 500 and the technology-heavy NASDAQ Composite Index were -0.81% and -3.52%. 4

Aside from western Europe, most foreign economies experienced healthy growth during the six-month period. China's industrial production grew almost 17% in May, and Japan's economic outlook seemed brighter after real GDP grew 4.9% annualized in the first quarter of 2005. 5

Oil prices remained a major concern for the global economy, as the commodity reached a high of more than $60 per barrel in June.6 Rising energy costs impacted companies around the world, but the effect appeared to be more dramatic in continental Europe, where consumer and business sentiment were weak. This region continued to face political and economic integration issues. In June, the European Central Bank lowered its growth expectations for the 12-nation euro zone. Aggravating the situation, France and the Netherlands rejected in principle the adoption of a common European constitution, which raised some uncertainty about the European Union's political future.



[BAR CHART OMITTED]

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 6/30/05

U.S.                                                       52.5%
U.K.                                                        9.4%
France                                                      7.7%
South Korea                                                 3.7%
Ireland                                                     2.7%
Spain                                                       2.3%
Canada                                                      2.3%
Germany                                                     2.1%
Netherlands                                                 2.0%
Japan                                                       1.9%
Norway                                                      1.8%
Switzerland                                                 1.2%
Bermuda                                                     1.2%
Finland                                                     1.0%
Other Countries                                             4.6%
Other Net Assets                                            3.6%






3. Source: Bureau of Labor Statistics.

4. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P
500. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

5. Sources: National Bureau of Statistics, China; Economic and Social Research Institute (Japan).

6. Source: Bloomberg Energy/Commodity Service.


                                                           Semiannual Report | 5

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 6/30/05

-------------------------------------------------
                                      % OF TOTAL
                                      NET ASSETS
-------------------------------------------------
  Insurance                                11.7%
-------------------------------------------------
  Tobacco                                   9.0%
-------------------------------------------------
  Media                                     6.6%
-------------------------------------------------
  Commercial Banks                          6.5%
-------------------------------------------------
  Metals & Mining                           5.9%
-------------------------------------------------
  Food Products                             5.7%
-------------------------------------------------
  Diversified Telecommunication Services    4.2%
-------------------------------------------------
  Oil, Gas & Consumable Fuels               3.6%
-------------------------------------------------
  Health Care Providers & Services          3.4%
-------------------------------------------------
  Thrifts & Mortgage Finance                3.4%
-------------------------------------------------




Due to the dollar's recent appreciation versus most foreign currencies, foreign-generated returns were reduced significantly after their conversion into U.S. dollars. For example, the Morgan Stanley Capital International (MSCI) World Index's total return was 3.66% in local currencies, but was -0.40% in U.S. dollars. 7


INVESTMENT STRATEGY

At Mutual Series, we remained committed to our three-pronged approach to investing, which utilizes in-depth, fundamental analysis to identify attractive investment opportunities in undervalued equities, distressed debt and arbitrage securities. The first prong of our investment strategy is to purchase equities trading at material discounts to our estimate of their intrinsic values. We purchase stocks after completing a comprehensive, industry-wide analysis of financial statements, management teams and business prospects. The second prong is to purchase distressed company securities. Our analysts focus on what we consider good operations of companies whose overleveraged balance sheets can benefit from financial reorganization and who can emerge as stronger, more viable entities after the restructuring process, in our opinion. The third prong is to participate in the arbitrage arena by positioning the securities of announced merger and acquisition transactions. We pay close attention to detail because we realize that when it comes to investing, surprises are rarely favorable. Through our intense research efforts and conservative investing strategy, we seek to generate above-average risk-adjusted returns for our shareholders over time. In addition, we will generally seek to hedge the Fund's currency exposure when we deem it advantageous, to focus our efforts on analyzing business fundamentals and assessing the value of company assets and liabilities.


MANAGER'S DISCUSSION

The Fund's strongest contributing asset class during the first six months of 2005 was its equity portfolio. Three of our best performing investments during the period under review were KT&G, a Korean tobacco company; Telewest Global, a U.K. broadband and media company; and Allied Irish Banks, the largest publicly traded bank in Ireland.

KT&G, Korea Tobacco & Ginseng, is South Korea's leading cigarette manufacturer with over 70% market share. During the fourth quarter of 2004, the cigarette distribution channel built inventories to prepare for a tax increase



7. Source: Standard & Poor's Micropal. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.


6 |  Semiannual Report
and uncertainty surrounding future tax actions as 2005 progressed. As a result of the short-term disruption, first quarter sales were depressed, but company fundamentals remained excellent in our view. Management plans to reduce costs by sourcing internationally grown leaves, which can be purchased significantly cheaper than domestic leaves. The company also expects to increase its products' average selling price, which is considered low compared to the GDP per capita. While KT&G continued its share buyback program at more than 4% per year, it still offered an attractive 4.5% dividend yield. The stock posted over 30% total return during the period under review and we continued to hold it, believing it represents one of the tobacco industry's best bargains.

Another top performer during the reporting period was Telewest Global, one of the U.K.'s two incumbent cable companies. Telewest serves about 40% of the country, while NTL covers a substantial portion of the balance. NTL is also a material holding in the Mutual Series Funds. Both companies had debt loads that were unsupportable by existing operations and restructured their balance sheets by converting senior unsecured debt into equity. We began establishing the Fund's position in Telewest in August 2002, by purchasing the debt at a significant discount to face value and participating in the reorganization. Telewest emerged from bankruptcy in the summer of 2004, and as is often typical with securities that are distributed through restructurings, the shares were not closely followed by traditional equity analysts and investors. As a result, the stock initially traded at what we considered very attractive valuations. As investors turned their focus toward Telewest's content business and applied to it the significant premium that the market assigns to similar businesses, the attractiveness of the overall operation and the discount implied by the stock price became more apparent. In addition, increasing speculation of an NTL-Telewest merger fueled stock performance, and the stock delivered over 29% total return during the first half of the year. We believe a combined company would enjoy material synergies and be a formidable competitor in the marketplace. Therefore, consistent with our strategy, we remain enthusiastic about the stock.

Allied Irish Banks (AIB) was a beneficiary of the robust lending environment and economic growth found in Ireland. AIB positioned itself as Ireland's leading commercial and retail bank and expected to achieve over 20% growth in high-quality loan volumes, 15% growth in deposits, as well as rapid growth in fees during 2005. In the U.K., AIB has a niche lending franchise focused on small and medium-sized companies in industries where it has a deep knowledge base and strong relationships with its customers. This franchise



                                                           Semiannual Report | 7

TOP 10 HOLDINGS
6/30/05

--------------------------------------------------
  COMPANY                              % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY             NET ASSETS
--------------------------------------------------
  White Mountains Insurance Group Inc.       4.8%
   INSURANCE, U.S.
--------------------------------------------------
  Weyerhaeuser Co.                           3.0%
   PAPER & FOREST PRODUCTS, U.S.
--------------------------------------------------
  KT&G Corp., ord. & GDR, 144A               2.5%
   TOBACCO, SOUTH KOREA
--------------------------------------------------
  Altadis SA                                 2.3%
   TOBACCO, SPAIN
--------------------------------------------------
  Allied Irish Banks PLC                     1.9%
   COMMERCIAL BANKS, IRELAND
--------------------------------------------------
  Sovereign Bancorp Inc.                     1.8%
   THRIFTS & MORTGAGE FINANCE, U.S.
--------------------------------------------------
  Orkla ASA                                  1.8%
   FOOD PRODUCTS, NORWAY
--------------------------------------------------
  British American Tobacco PLC               1.7%
   TOBACCO, U.K.
--------------------------------------------------
  Newmont Mining Corp.                       1.6%
   METALS & MINING, U.S.
--------------------------------------------------
  Telewest Global Inc.                       1.5%
   DIVERSIFIED TELECOMMUNICATION
   SERVICES, U.K.
--------------------------------------------------


originated a significant amount of quality loan volume in the first half of 2005. Elsewhere, AIB's Polish operations experienced fee income growth while its partnership with M&T Bank in the U.S. continued to meet management's expectations for double-digit earnings-per-share growth in 2005. Additionally we remain enthusiastic because in our opinion, further profitability could be achieved as the year progresses if management's cost rationalization strategies begin to yield benefits. AIB will begin the second half of 2005 with Eugene Sheehy taking over as CEO. Mr. Sheehy is an AIB veteran and we have confidence that he can skillfully manage AIB's continued growth. Although AIB shares generated over 18% return in local currency during the reporting period, we continued to hold the position, consistent with our strategy. We believe that the market price did not fully reflect the bank's value given the strength of the Irish economy and the bank's fundamentals.

While the Fund certainly had its successful positions in the first half of 2005, it also had some underachievers. Three investments that failed to meet our expectations were Newmont Mining, a global mining company; Washington Post, a newspaper and media company; and Valeant Pharmaceuticals International, a specialty pharmaceuticals company. Newmont Mining posted disappointing first quarter results and signaled expectations of lackluster second quarter numbers, leading to a share price decline since March 2005. Shares of Washington Post underperformed after the company reported disappointing earnings due to poor advertising results at Newsweek. Advertising was also weak at the company's television group, which faced difficult comparisons with political ad spending in 2004. Valeant Pharmaceutical International shares underperformed, as some data from the Phase II study on Viramidine, the company's pipeline hepatitis drug, disappointed, indicating possible limited benefits and thereby casting doubt on final FDA approval. Also, entering 2005 we were less than fully hedged in foreign currencies, which negatively impacted the Fund's performance during the reporting period.



8 |  Semiannual Report

Thank you for your continued participation in Mutual Qualified Fund. We look forward to serving your future investment needs.

[PHOTO OF ANNE E. GUDEFIN]

/S/Anne E. Gudefin

Anne E. Gudefin, CFA
Portfolio Manager



[PHOTO OF SHAWN M. TUMULTY]

/S/Shawn M. Tumulty

Shawn M. Tumulty, CFA
Assistant Portfolio Manager

Mutual Qualified Fund



THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.



--------------------------------------------------------------------------------
ANNE GUDEFIN has been a member of the management team of the Mutual Series Funds since 2000, when she joined Franklin Templeton Investments. Ms. Gudefin has been a portfolio manager for Mutual Qualified Fund since 2002. She assumed the duties of portfolio manager for Mutual Discovery Fund in May 2005. Previously, she was an analyst at Perry Capital.

SHAWN TUMULTY has been an assistant portfolio manager for Mutual Qualified Fund since 2003. He joined Franklin Templeton Investments in 2000. Prior to joining Franklin Templeton Investments, Mr. Tumulty was an analyst and portfolio manager at Hamilton Partners Limited.
--------------------------------------------------------------------------------


                                                           Semiannual Report | 9

Performance Summary as of 6/30/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.


PRICE AND DISTRIBUTION INFORMATION
---------------------------------------------------------------------------------------------------
  CLASS Z (SYMBOL: MQIFX)                               CHANGE           6/30/05         12/31/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.41            $19.90           $19.49
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/05-6/30/05)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0482
---------------------------------------------------------------------------------------------------
  Short-Term Capital Gain               $0.0158
---------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $0.1921
---------------------------------------------------------------------------------------------------
         TOTAL                          $0.2561
---------------------------------------------------------------------------------------------------
  CLASS A (SYMBOL: TEQIX)                               CHANGE           6/30/05         12/31/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.37            $19.78           $19.41
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/05-6/30/05)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0426
---------------------------------------------------------------------------------------------------
  Short-Term Capital Gain               $0.0158
---------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $0.1921
---------------------------------------------------------------------------------------------------
         TOTAL                          $0.2505
---------------------------------------------------------------------------------------------------
  CLASS B (SYMBOL: TEBQX)                               CHANGE           6/30/05         12/31/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.31            $19.39           $19.08
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/05-6/30/05)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0318
---------------------------------------------------------------------------------------------------
  Short-Term Capital Gain               $0.0158
---------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $0.1921
---------------------------------------------------------------------------------------------------
         TOTAL                          $0.2397
---------------------------------------------------------------------------------------------------
  CLASS C (SYMBOL: TEMQX)                               CHANGE           6/30/05         12/31/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.31            $19.61           $19.30
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/05-6/30/05)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0316
---------------------------------------------------------------------------------------------------
  Short-Term Capital Gain               $0.0158
---------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $0.1921
---------------------------------------------------------------------------------------------------
         TOTAL                          $0.2395
---------------------------------------------------------------------------------------------------





10 |  Semiannual Report

PERFORMANCE 1

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

------------------------------------------------------------------------------------------------------
  CLASS Z                               6-MONTH         1-YEAR            5-YEAR          10-YEAR
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2               3.41%         16.94%            64.00%          226.96%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3           3.41%         16.94%            10.40%           12.58%
------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4         $10,341        $11,694           $16,400          $32,696
------------------------------------------------------------------------------------------------------
  CLASS A                               6-MONTH         1-YEAR            5-YEAR  INCEPTION (11/1/96)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2               3.19%         16.47%            61.00%          149.71%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3          -2.72%          9.76%             8.70%           10.39%
------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4          $9,728        $10,976           $15,177          $23,533
------------------------------------------------------------------------------------------------------
  CLASS B                               6-MONTH         1-YEAR            5-YEAR   INCEPTION (1/1/99)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2               2.87%         15.77%            55.96%           81.00%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3          -1.13%         11.77%             9.01%            9.57%
------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4          $9,887        $11,177           $15,396          $18,100
------------------------------------------------------------------------------------------------------
  CLASS C                               6-MONTH         1-YEAR            5-YEAR  INCEPTION (11/1/96)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2               2.84%         15.76%            55.99%          136.18%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3           1.84%         14.76%             9.30%           10.43%
------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4         $10,184        $11,476           $15,599          $23,618
------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



                                                          Semiannual Report | 11

ENDNOTES


THE FUND'S INVESTMENTS INCLUDE SMALLER-COMPANY STOCKS AND FOREIGN SECURITIES. SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, AS WELL AS LOWER-RATED "JUNK BONDS," WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.


1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.


12 |  Semiannual Report

Your Fund's Expenses


As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and
o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.


ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.
   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.


HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.




                                                          Semiannual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------
                                        BEGINNING ACCOUNT    ENDING ACCOUNT    EXPENSES PAID DURING
  CLASS Z                                 VALUE 12/31/04      VALUE 6/30/05  PERIOD* 12/31/04-6/30/05
------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,034.10                $4.24
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,020.63                $4.21
------------------------------------------------------------------------------------------------------
  CLASS A
------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,031.90                $6.00
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,018.89                $5.96
------------------------------------------------------------------------------------------------------
  CLASS B
------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,028.70                $9.26
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,015.67                $9.20
------------------------------------------------------------------------------------------------------
  CLASS C
------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,028.40                $9.25
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,015.67                $9.20
------------------------------------------------------------------------------------------------------


*Expenses are equal to the annualized expense ratio for each class (Z: 0.84%; A:
1.19%; B: 1.84%; and C: 1.84%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.



14 |  Semiannual Report

Mutual Qualified Fund

FINANCIAL HIGHLIGHTS


                                                   ---------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                      JUNE 30, 2005                    YEAR ENDED DECEMBER 31,
CLASS Z                                                 (UNAUDITED)      2004        2003        2002        2001        2000
                                                   ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............         $19.49       $17.88      $13.95      $16.49      $16.61      $16.91
                                                   ---------------------------------------------------------------------------

Income from investment operations:

 Net investment income a ........................           0.21         0.37        0.20        0.28        0.23        0.24

 Net realized and unrealized gains (losses) .....           0.46         2.56        4.04       (2.34)       1.12        1.99
                                                   ---------------------------------------------------------------------------
Total from investment operations ................           0.67         2.93        4.24       (2.06)       1.35        2.23
                                                   ---------------------------------------------------------------------------
Less distributions from:

 Net investment income ..........................          (0.05)       (0.39)      (0.31)      (0.26)      (0.20)      (0.55)

 Net realized gains .............................          (0.21)       (0.93)         --       (0.22)      (1.27)      (1.98)
                                                   ---------------------------------------------------------------------------
Total distributions .............................          (0.26)       (1.32)      (0.31)      (0.48)      (1.47)      (2.53)
                                                   ---------------------------------------------------------------------------
Redemption fees .................................             --d          --d         --          --          --          --
                                                   ---------------------------------------------------------------------------
Net asset value, end of period ..................         $19.90       $19.49      $17.88      $13.95      $16.49      $16.61
                                                   ---------------------------------------------------------------------------

Total return b ..................................          3.41%       16.64%      30.50%    (12.70)%       8.21%      14.25%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............     $3,480,496   $3,419,744  $3,102,506  $2,503,544  $3,022,299  $2,921,221

Ratios to average net assets:*

 Expenses c .....................................          0.84%e       0.82%       0.85%       0.80%       0.80%       0.83%

 Expenses net of waiver and payments by
  affiliate c ...................................          0.84%e       0.82%       0.85%       0.80%       0.80%       0.80%
 Net investment income ..........................          2.13%e       2.01%       1.34%       1.81%       1.29%       1.43%

Portfolio turnover rate .........................         10.85%       37.61%      49.70%      51.24%      52.64%      54.73%

*Ratios to average net assets, excluding dividend
  expense on securities sold short:
 Expenses .......................................          0.81%e       0.81%       0.82%       0.79%       0.79%       0.81%

 Expenses net of waiver and payments by
  affiliate .....................................          0.81%e       0.81%       0.82%       0.79%       0.79%       0.78%





a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
d Amount is less than $0.01 per share.
e Annualized.




                     Semiannual Report | See notes to financial statements. | 15

Mutual Qualified Fund

                                                   ---------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                      JUNE 30, 2005                    YEAR ENDED DECEMBER 31,
CLASS A                                                (UNAUDITED)       2004        2003        2002        2001        2000
                                                   ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............         $19.41       $17.81      $13.91      $16.44      $16.56      $16.87
                                                   ---------------------------------------------------------------------------

Income from investment operations:

 Net investment income a ........................           0.17         0.31        0.15        0.23        0.17        0.18

 Net realized and unrealized gains (losses) .....           0.45         2.55        4.01       (2.33)       1.12        1.98
                                                   ---------------------------------------------------------------------------
Total from investment operations ................           0.62         2.86        4.16       (2.10)       1.29        2.16
                                                   ---------------------------------------------------------------------------

Less distributions from:

 Net investment income ..........................          (0.04)       (0.33)      (0.26)      (0.21)      (0.14)      (0.49)

 Net realized gains .............................          (0.21)       (0.93)         --       (0.22)      (1.27)      (1.98)
                                                   ---------------------------------------------------------------------------
Total distributions .............................          (0.25)       (1.26)      (0.26)      (0.43)      (1.41)      (2.47)
                                                   ---------------------------------------------------------------------------
Redemption fees .................................             --d          --d         --          --          --          --
                                                   ---------------------------------------------------------------------------
Net asset value, end of period ..................         $19.78       $19.41      $17.81      $13.91      $16.44      $16.56
                                                   ---------------------------------------------------------------------------

Total return b ..................................          3.19%       16.27%      29.98%     (13.00)%      7.85%      13.81%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............       $735,224     $692,523    $625,088    $449,507    $482,182    $443,655

Ratios to average net assets:*

 Expenses c .....................................          1.19%e       1.17%       1.20%       1.15%       1.15%       1.18%

 Expenses net of waiver and payments by
  affiliate c ...................................          1.19%e       1.17%       1.20%       1.15%       1.15%       1.15%

 Net investment income ..........................          1.78%e       1.66%       0.99%       1.46%       0.94%       1.08%

Portfolio turnover rate .........................         10.85%       37.61%      49.70%      51.24%      52.64%      54.73%

*Ratios to average net assets, excluding dividend
  expense on securities sold short:
 Expenses .......................................          1.16%e       1.16%       1.17%       1.14%       1.14%       1.16%

 Expenses net of waiver and payments by
  affiliate .....................................          1.16%e       1.16%       1.17%       1.14%       1.14%       1.13%




a Based on average daily shares outstanding.
b Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period.
  See below for expense ratios that reflect only operating expenses.
d Amount is less than $0.01 per share.
e Annualized.



16 |  See notes to financial statements.  |  Semiannual Report

Mutual Qualified Fund

                                                   ---------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                       JUNE 30, 2005                    YEAR ENDED DECEMBER 31,
CLASS B                                                 (UNAUDITED)      2004        2003        2002        2001        2000
                                                   ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........          $19.08       $17.54      $13.72      $16.25      $16.44      $16.78
                                                   ---------------------------------------------------------------------------

Income from investment operations:

 Net investment income a .......................            0.11         0.19        0.05        0.13        0.04        0.08

 Net realized and unrealized gains (losses) ....            0.44         2.50        3.94       (2.30)       1.13        1.96
                                                   ---------------------------------------------------------------------------
Total from investment operations ...............            0.55         2.69        3.99       (2.17)       1.17        2.04
                                                   ---------------------------------------------------------------------------
Less distributions from:

 Net investment income .........................           (0.03)       (0.22)      (0.17)      (0.14)      (0.09)      (0.40)

 Net realized gains ............................           (0.21)       (0.93)         --       (0.22)      (1.27)      (1.98)
                                                   ---------------------------------------------------------------------------
Total distributions ............................           (0.24)       (1.15)      (0.17)      (0.36)      (1.36)      (2.38)
                                                   ---------------------------------------------------------------------------
Redemption fees ................................              --d          --d         --          --          --          --
                                                   ---------------------------------------------------------------------------
Net asset value, end of period .................          $19.39       $19.08      $17.54      $13.72      $16.25      $16.44
                                                   ---------------------------------------------------------------------------

Total return b .................................           2.87%       15.46%      29.22%     (13.58)%      7.17%      13.12%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............         $67,619      $67,714     $53,760     $36,023     $20,581      $6,278

Ratios to average net assets:*

 Expenses c ....................................           1.84%e       1.82%       1.85%       1.80%       1.80%       1.82%

 Expenses net of waiver and payments by
  affiliate c ..................................           1.84%e       1.82%       1.85%       1.80%       1.80%       1.80%

 Net investment income .........................           1.13%e       1.01%       0.34%       0.81%       0.24%       0.45%

Portfolio turnover rate ........................          10.85%       37.61%      49.70%      51.24%      52.64%      54.73%

*Ratios to average net assets, excluding dividend
  expense on securities sold short:
 Expenses ......................................           1.81%e       1.81%       1.82%       1.79%       1.79%       1.80%

 Expenses net of waiver and payments by
  affiliate ....................................           1.81%e       1.81%       1.82%       1.79%       1.79%       1.78%



a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
d Amount is less than $0.01 per share.
e Annualized.

                     Semiannual Report | See notes to financial statements. | 17

Mutual Qualified Fund

                                                   ---------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                      JUNE 30, 2005                    YEAR ENDED DECEMBER 31,
CLASS C                                                (UNAUDITED)      2004         2003        2002        2001        2000
                                                   ---------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............         $19.30       $17.72      $13.85      $16.36      $16.49      $16.80
                                                   ---------------------------------------------------------------------------

Income from investment operations:

 Net investment income a ........................           0.11         0.19        0.05        0.13        0.05        0.07

 Net realized and unrealized gains (losses) .....           0.44         2.52        3.98       (2.31)       1.12        1.97
                                                   ---------------------------------------------------------------------------
Total from investment operations ................           0.55         2.71        4.03       (2.18)       1.17        2.04
                                                   ---------------------------------------------------------------------------
Less distributions from:

 Net investment income ..........................          (0.03)       (0.20)      (0.16)      (0.11)      (0.03)      (0.37)

 Net realized gains .............................          (0.21)       (0.93)         --       (0.22)      (1.27)      (1.98)
                                                   ---------------------------------------------------------------------------
Total distributions .............................          (0.24)       (1.13)      (0.16)      (0.33)      (1.30)      (2.35)
                                                   ---------------------------------------------------------------------------
Redemption fees .................................             --d          --d         --          --          --          --
                                                   ---------------------------------------------------------------------------
Net asset value, end of period ..................         $19.61       $19.30      $17.72      $13.85      $16.36      $16.49
                                                   ---------------------------------------------------------------------------

Total return b ..................................          2.84%       15.52%      29.16%     (13.53)%      7.16%      13.11%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............       $309,983     $311,071    $285,668    $225,699    $251,798    $220,838

Ratios to average net assets:*

 Expenses c .....................................          1.84%e       1.82%       1.85%       1.79%       1.79%       1.82%

 Expenses net of waiver and payments by
  affiliate c ...................................          1.84%e       1.82%       1.85%       1.79%       1.79%       1.79%

 Net investment income ..........................          1.13%e       1.01%       0.34%       0.82%       0.30%       0.44%

Portfolio turnover rate .........................         10.85%       37.61%      49.70%      51.24%      52.64%      54.73%

*Ratios to average net assets, excluding dividend
  expense on securities sold short:
 Expenses .......................................          1.81%e       1.81%       1.82%       1.78%       1.78%       1.80%

 Expenses net of waiver and payments by
  affiliate .....................................          1.81%e       1.81%       1.82%       1.78%       1.78%       1.77%




a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
d Amount is less than $0.01 per share.
e Annualized.




18 |  See notes to financial statements.  |  Semiannual Report

Mutual Qualified Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2005 (UNAUDITED)


---------------------------------------------------------------------------------------------------------------------------
                                                                                      SHARES/WARRANTS/
                                                                       COUNTRY            CONTRACTS               VALUE
---------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS 88.1%
     AEROSPACE & DEFENSE 0.4%
     Northrop Grumman Corp. ....................................    United States           314,600          $  17,381,650
                                                                                                             --------------

     AIRLINES 0.8%
  a  ACE Aviation Holdings Inc. ................................       Canada             1,099,142             35,655,260
  a  ACE Aviation Holdings Inc., A, 144A .......................       Canada                58,455              1,901,422
a,b  Air Canada Inc., Contingent Distribution ..................       Canada           238,886,992                     --
                                                                                                             --------------
                                                                                                                37,556,682
                                                                                                             --------------

     BEVERAGES 2.5%
     Brown-Forman Corp., A .....................................    United States            79,200              5,068,800
     Coca-Cola Enterprises Inc. ................................    United States           730,900             16,087,109
     Diageo PLC ................................................   United Kingdom         2,580,700             38,048,693
     Pernod-Ricard SA ..........................................       France               334,897             53,489,508
                                                                                                             --------------
                                                                                                               112,694,110
                                                                                                             --------------

     CAPITAL MARKETS 1.8%
  a  A.B. Watley Group Inc. ....................................    United States           128,325                  7,699
  c  KKR Financial Corp., 144A .................................    United States         2,581,600             61,313,000
     MCG Capital Corp. .........................................    United States         1,244,149             21,250,065
                                                                                                             --------------
                                                                                                                82,570,764
                                                                                                             --------------

     COMMERCIAL BANKS 6.5%
     Allied Irish Banks PLC ....................................       Ireland            4,041,494             86,947,502
     Bank of Ireland ...........................................       Ireland            2,248,075             36,277,666
     BNP Paribas SA ............................................       France               515,209             35,346,785
  a  Centennial Bank Holdings Inc. .............................    United States         1,735,639             18,744,901
a,c  Cerberus NCB Acquisition LP Ltd., wts., 8/29/13 ...........        Japan             9,375,044             13,359,438
     Danske Bank ...............................................       Denmark            1,249,080             37,577,373
a,c,dElephant Capital Holdings Ltd. ............................        Japan                11,087             21,064,565
     Foreningssparbanken AB, A .................................       Sweden               421,200              9,243,343
a,c,dState National Bancshares Inc. ............................    United States         1,375,000             38,500,000
                                                                                                             --------------
                                                                                                               297,061,573
                                                                                                             --------------

     COMMERCIAL SERVICES & SUPPLIES 1.4%
     Comdisco Holding Co. Inc. .................................    United States               370                  6,198
  b  Comdisco, Contingent Distribution .........................    United States        44,591,246                     --
     Insun ENT Co. Ltd. ........................................     South Korea            547,460              9,499,185
     Republic Services Inc. ....................................    United States         1,571,600             56,593,316
a,b  Safety Kleen Corp., Contingent Distribution ...............    United States           535,000                     --
                                                                                                             --------------
                                                                                                                66,098,699
                                                                                                             --------------

     COMPUTERS & PERIPHERALS 0.0%E
a,c,dDecisionOne Corp. .........................................    United States         1,008,199                718,846
                                                                                                             --------------

     CONSUMER FINANCE 0.0%E
a,d  Union Acceptance Corp., A .................................    United States         3,595,994                539,399
                                                                                                             --------------

     CONTAINERS & PACKAGING 0.8%
     Temple-Inland Inc. ........................................    United States         1,042,200             38,717,730
                                                                                                             --------------



                                                          Semiannual Report | 19

Mutual Qualified Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                      SHARES/WARRANTS/
                                                                       COUNTRY            CONTRACTS               VALUE
---------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     DIVERSIFIED FINANCIAL SERVICES 1.5%
     Euronext ..................................................     Netherlands             51,422          $   1,741,547
     Fortis Group NV ...........................................       Belgium              795,800             22,079,610
     Leucadia National Corp. ...................................    United States         1,037,460             40,077,080
     London Stock Exchange PLC .................................   United Kingdom           351,700              3,096,694
a,b  Marconi Corp., Contingent Distribution ....................   United Kingdom        34,293,500                     --
                                                                                                             --------------
                                                                                                                66,994,931
                                                                                                             --------------

     DIVERSIFIED TELECOMMUNICATION SERVICES 4.6%
a,c,fAboveNet Inc. .............................................    United States           365,293              8,753,662
a,b,fAboveNet Inc., Contingent Distribution ....................    United States        50,430,000                     --
a,c,fAboveNet Inc., wts., 9/08/08 ..............................    United States            11,991                 47,964
a,c,fAboveNet Inc., wts., 9/08/10 ..............................    United States            14,107                 11,286
     BCE Inc. ..................................................       Canada               191,000              4,521,264
     Belgacom SA ...............................................       Belgium              396,300             13,546,464
     Chunghwa Telecom Co. Ltd., ADR ............................       Taiwan               974,078             20,874,491
a,b  Global Crossing Holdings Ltd., Contingent Distribution ....    United States        49,411,586                     --
     MCI Inc. ..................................................    United States           754,046             19,386,523
  a  NTL Inc. ..................................................   United Kingdom           947,728             64,843,550
a,b  Telewest Communications PLC, Contingent Distribution ......   United Kingdom        53,559,146                     --
a,b  Telewest Finance Ltd., Contingent Distribution ............   United Kingdom         5,795,000                     --
  a  Telewest Global Inc. ......................................   United Kingdom         3,122,294             71,125,857
     Verizon Communications Inc. ...............................    United States           194,500              6,719,975
                                                                                                             --------------
                                                                                                               209,831,036
                                                                                                             --------------

     ELECTRIC UTILITIES 0.3%
     E.ON AG ...................................................       Germany              153,710             13,703,615
  a  Entegra Power/Union, 144A .................................    United States           115,572                     --
                                                                                                             --------------
                                                                                                                13,703,615
                                                                                                             --------------

     FOOD & STAPLES RETAILING 1.8%
     Groupe Bourbon ............................................       France               215,723             14,473,762
     Carrefour SA ..............................................       France             1,128,908             54,775,498
  a  Kroger Co. ................................................    United States           617,900             11,758,637
  a  Neighborcare Inc. .........................................    United States            99,200              3,290,464
                                                                                                             --------------
                                                                                                                84,298,361
                                                                                                             --------------

     FOOD PRODUCTS 6.1%
     Cadbury Schweppes PLC .....................................   United Kingdom         2,728,621             26,053,904
     CSM NV ....................................................     Netherlands          1,635,993             50,616,905
     Groupe Danone .............................................       France               660,860             58,133,610
     Lotte Confectionary Co. Ltd. ..............................     South Korea             15,893             11,061,344
     Nestle SA .................................................     Switzerland            160,750             41,134,342
     Nong Shim Co. Ltd. ........................................     South Korea             33,924              9,837,796
     Orkla ASA .................................................       Norway             2,216,900             81,755,608
                                                                                                             --------------
                                                                                                               278,593,509
                                                                                                             --------------

     HEALTH CARE EQUIPMENT & SUPPLIES 0.8%
     Guidant Corp. .............................................    United States           570,300             38,381,190
                                                                                                             --------------



20 |  Semiannual Report

Mutual Qualified Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                      SHARES/WARRANTS/
                                                                       COUNTRY            CONTRACTS               VALUE
---------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     HEALTH CARE PROVIDERS & SERVICES 3.0%
  a  Accredo Health Inc. .......................................    United States           141,700          $   6,433,180
  d  Generale de Sante .........................................       France             2,010,450             49,139,198
a,f  Kindred Healthcare Inc. ...................................    United States         1,208,060             45,458,694
a,f  Kindred Healthcare Inc., Jan. 9.07 Calls, 1/01/13 .........    United States               582                 16,619
a,f  Kindred Healthcare Inc., Jan. 25.99 Calls, 1/01/14 ........    United States               288                  3,352
a,f  Kindred Healthcare Inc., Jan. 26.00 Calls, 1/01/12 ........    United States               876                 10,187
a,f  Kindred Healthcare Inc., Jul. 23.75 Calls, 7/17/11 ........    United States             2,916                 40,473
a,f  Kindred Healthcare Inc., wts., Series A, 4/20/06 ..........    United States           104,567              4,931,171
a,f  Kindred Healthcare Inc., wts., Series B, 4/20/06 ..........    United States           261,416             11,622,555
     Rhoen-Klinikum AG .........................................       Germany              305,440             21,158,497
                                                                                                             --------------
                                                                                                               138,813,926
                                                                                                             --------------

     HOTELS, RESTAURANTS & LEISURE 0.3%
  a  FHC Delaware Inc. .........................................    United States           452,571              1,573,091
     Harrah's Entertainment Inc. ...............................    United States             1,053                 75,890
a,b  Trump Atlantic, Contingent Distribution ...................    United States        20,543,000                739,548
  a  Trump Entertainment Resorts Inc. ..........................    United States           690,230              9,387,128
                                                                                                             --------------
                                                                                                                11,775,657
                                                                                                             --------------

     HOUSEHOLD DURABLES 0.0%e
  a  Maytag Corp., Jul. 15.00 Puts, 7/16/05 ....................    United States               121                  1,210
                                                                                                             --------------

     INDUSTRIAL CONGLOMERATES 0.7%
     Siemens AG ................................................       Germany              460,520             33,656,492
     Wendel Investissement .....................................       France                 2,761                228,678
                                                                                                             --------------
                                                                                                                33,885,170
                                                                                                             --------------

     INSURANCE 11.7%
  a  Alleghany Corp. ...........................................    United States           140,978             41,870,466
  a  Berkshire Hathaway Inc., A ................................    United States               468             39,078,000
  a  Berkshire Hathaway Inc., B ................................    United States             9,475             26,373,663
     Hartford Financial Services Group Inc. ....................    United States           482,200             36,058,916
a,c,dImagine Group Holdings Ltd. ...............................       Bermuda            2,814,856             28,828,432
     Montpelier Re Holdings Ltd. ...............................       Bermuda              220,816              7,635,817
     Old Republic International Corp. ..........................    United States         1,708,400             43,205,436
a,c  Olympus Re Holdings Ltd. ..................................       Bermuda               97,300             18,233,047
     Prudential Financial Inc. .................................    United States           461,000             30,269,260
a,c  Symetra Financial .........................................    United States           394,800             45,402,000
     White Mountains Insurance Group Inc. ......................    United States           352,130            222,158,817
                                                                                                             --------------
                                                                                                               539,113,854
                                                                                                             --------------

     IT SERVICES 0.1%
  a  Sungard Data Systems Inc. .................................    United States           188,600              6,633,062
                                                                                                             --------------

     MACHINERY 1.6%
  a  Kone Corp., B .............................................       Finland              719,300             43,017,003
a,c,dLancer Industries Inc., B .................................    United States                 4              2,871,815
     NACCO Industries Inc., A ..................................    United States           274,700             29,453,334
                                                                                                             --------------
                                                                                                                75,342,152
                                                                                                             --------------



                                                          Semiannual Report | 21

Mutual Qualified Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                      SHARES/WARRANTS/
                                                                       COUNTRY            CONTRACTS               VALUE
---------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     MEDIA 6.6%
  a  CJ CGV Co. Ltd. ...........................................     South Korea            419,780          $  10,732,896
     Clear Channel Communications Inc. .........................    United States           658,200             20,358,126
  a  Comcast Corp., A ..........................................    United States           146,500              4,387,675
     E.W. Scripps Co., A .......................................    United States           717,800             35,028,640
     EchoStar Communications Corp., A ..........................    United States           529,300             15,958,395
     Hollinger International Inc. ..............................    United States           767,234              6,912,011
  a  Liberty Media Corp., A ....................................    United States         6,148,259             62,650,759
     Meredith Corp. ............................................    United States           360,815             17,701,584
     News Corp. Ltd., A ........................................    United States         1,126,900             18,233,242
     Omnicom Group Inc. ........................................    United States           177,700             14,191,122
     Pearson PLC ...............................................   United Kingdom         2,228,900             26,253,592
  a  TVMAX Holdings Inc. .......................................    United States           111,391                111,391
     Viacom Inc., B ............................................    United States           428,100             13,707,762
     Washington Post Co., B ....................................    United States            66,050             55,153,731
                                                                                                             --------------
                                                                                                               301,380,926
                                                                                                             --------------

     METALS & MINING 5.3%
     Anglo American PLC ........................................    South Africa          1,226,724             28,766,624
  a  Apex Silver Mines Ltd. ....................................       Bolivia            1,081,300             14,857,062
     Barrick Gold Corp. ........................................       Canada               448,800             11,233,464
  a  Eldorado Gold Corp. .......................................       Canada             3,158,200              8,378,214
  a  Eldorado Gold Corp., wts., 8/25/04 ........................       Canada               800,000                     --
     Freeport McMoran Copper & Gold Inc., B ....................    United States           855,700             32,037,408
  a  Glamis Gold Ltd. ..........................................       Canada               736,300             12,609,235
     Gold Fields Ltd. ..........................................    South Africa            146,300              1,673,883
     Goldcorp Inc. .............................................       Canada               108,800              1,716,864
     Goldcorp Inc. (CAD Traded) ................................       Canada               554,981              8,829,140
  a  Goldcorp Inc., wts., 5/30/07 ..............................       Canada               777,331              2,030,414
     Harmony Gold Mining Co. Ltd., ADR .........................    South Africa            341,800              2,925,808
     Mittal Steel Co. NV, Reg D ................................     Netherlands          1,669,421             39,632,054
     Newmont Mining Corp. ......................................    United States         1,845,100             72,014,253
     Noranda Inc. ..............................................       Canada                37,299                642,404
a,c,dPIG IRON LLC ..............................................    United States         1,872,000                  8,181
     Placer Dome Inc. ..........................................       Canada               470,800              7,205,534
  a  Randgold & Exploration Co. Ltd., ADR ......................    South Africa            133,800                226,122
                                                                                                             --------------
                                                                                                               244,786,664
                                                                                                             --------------

     MULTI-UTILITIES 0.2%
     Northwestern Corp. ........................................    United States           306,642              9,665,356
a,b  Northwestern Corp., Contingent Distribution ...............    United States         9,300,000                604,500
                                                                                                             --------------
                                                                                                                10,269,856
                                                                                                             --------------

     MULTILINE RETAIL 0.7%
     Jelmoli Holding AG ........................................     Switzerland             10,909             15,063,918
     May Department Stores Co. .................................    United States           444,500             17,851,120
                                                                                                             --------------
                                                                                                                32,915,038
                                                                                                             --------------



22 |  Semiannual Report

Mutual Qualified Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                      SHARES/WARRANTS/
                                                                       COUNTRY            CONTRACTS               VALUE
---------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     OIL, GAS & CONSUMABLE FUELS 3.7%
     Anchor Resources LLC ......................................    United States            58,923          $          --
     BP PLC ....................................................   United Kingdom         1,221,600             12,714,742
     BP PLC, ADR ...............................................   United Kingdom           193,700             12,083,006
     Consol Energy Inc. ........................................    United States           634,220             33,981,508
     Eni SpA ...................................................        Italy             1,452,100             37,442,375
  a  Neste Oil OYJ .............................................       Finland               44,300              1,147,099
     Oil & Natural Gas Corp. Ltd. ..............................        India               833,600             19,572,103
     Premcor Inc. ..............................................    United States           157,600             11,690,768
     Total SA, B ...............................................       France               166,368             39,113,440
                                                                                                             --------------
                                                                                                               167,745,041
                                                                                                             --------------

     PAPER & FOREST PRODUCTS 3.1%
     Abitibi-Consolidated Inc. .................................       Canada             1,139,500              5,078,500
     Weyerhaeuser Co. ..........................................    United States         2,142,200            136,351,030
                                                                                                             --------------
                                                                                                               141,429,530
                                                                                                             --------------

     PERSONAL PRODUCTS 0.7%
     Beiersdorf AG .............................................       Germany               78,462              8,781,820
     Gillette Co. ..............................................    United States           459,400             23,259,422
                                                                                                             --------------
                                                                                                                32,041,242
                                                                                                             --------------

     PHARMACEUTICALS 2.7%
     Astellas Pharmaceutical Inc. ..............................        Japan               660,806             22,595,225
     Pfizer Inc. ...............................................    United States           334,400              9,222,752
     Sanofi-Aventis ............................................       France               321,748             26,434,375
     Takeda Pharmaceutical Co. Ltd. ............................        Japan               634,000             31,459,762
     Valeant Pharmaceuticals International .....................    United States         1,025,100             18,072,513
     Wyeth .....................................................    United States           344,500             15,330,250
                                                                                                             --------------
                                                                                                               123,114,877
                                                                                                             --------------

     REAL ESTATE 3.3%
  a  Alexander's Inc. ..........................................    United States           108,590             27,011,762
  a  Canary Wharf Group PLC ....................................   United Kingdom         8,298,072             42,515,336
     Medical Properties Trust ..................................    United States           823,500              8,276,175
  d  Saxon Capital Inc. ........................................    United States         2,663,585             45,467,396
a,c  Security Capital European Realty ..........................     Luxembourg              17,603                111,040
     Swire Pacific Ltd., A .....................................      Hong Kong             445,300              3,939,643
     Swire Pacific Ltd., B .....................................      Hong Kong           1,254,400              2,033,940
     Ventas Inc. ...............................................    United States           669,525             20,219,655
                                                                                                             --------------
                                                                                                               149,574,947
                                                                                                             --------------

     ROAD & RAIL 1.4%
     CSX Corp. .................................................    United States            78,100              3,331,746
  c  Florida East Coast Industries Inc. ........................    United States         1,497,000             61,579,095
                                                                                                             --------------
                                                                                                                64,910,841
                                                                                                             --------------

     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.3%
     Samsung Electronics Co. Ltd. ..............................     South Korea             29,500             14,086,999
                                                                                                             --------------



                                                          Semiannual Report | 23

Mutual Qualified Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                      SHARES/WARRANTS/
                                                                       COUNTRY            CONTRACTS               VALUE
---------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     SOFTWARE 0.5%
  a  Macromedia Inc. ...........................................    United States           221,400          $   8,461,908
  a  Veritas Software Corp. ....................................    United States           589,600             14,386,240
                                                                                                             --------------
                                                                                                                22,848,148
                                                                                                             --------------

     THRIFTS & MORTGAGE FINANCE 3.4%
     Astoria Financial Corp. ...................................    United States           115,050              3,275,474
  a  Franklin Bank Corp. .......................................    United States           889,879             16,694,130
     Hudson City Bancorp Inc. ..................................    United States         2,308,140             26,335,877
a,d  ITLA Capital Corp. ........................................    United States           445,796             24,028,404
     Sovereign Bancorp Inc. ....................................    United States         3,735,520             83,451,517
                                                                                                             --------------
                                                                                                               153,785,402
                                                                                                             --------------

     TOBACCO 9.0%
     Altadis SA ................................................        Spain             2,499,700            104,863,693
     Altria Group Inc. .........................................    United States           796,507             51,502,143
     British American Tobacco PLC ..............................   United Kingdom         3,939,454             75,936,520
     Imperial Tobacco Group PLC ................................   United Kingdom           472,000             12,708,765
     KT&G Corp. ................................................     South Korea          2,193,720             85,882,707
     KT&G Corp., GDR, 144A .....................................     South Korea          1,433,500             28,354,630
     Reynolds American Inc. ....................................    United States           686,300             54,080,440
                                                                                                             --------------
                                                                                                               413,328,898
                                                                                                             --------------

     WIRELESS TELECOMMUNICATION SERVICES 0.5%
  a  Nextel Communications Inc., A .............................    United States           449,200             14,513,652
     Telephone & Data Systems Inc., special shares .............    United States            81,400              3,120,876
  a  Western Wireless Corp., A .................................    United States           156,200              6,607,260
                                                                                                             --------------
                                                                                                                24,241,788
                                                                                                             --------------
     TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS (COST $2,752,038,523)                                    4,047,167,323
                                                                                                             --------------


     PREFERRED STOCKS 1.0%
     DIVERSIFIED TELECOMMUNICATION SERVICES 0.0%E
     PTV Inc., 10.00%, pfd, A. .................................   United Kingdom            92,939                185,878
                                                                                                             --------------

     ELECTRIC UTILITIES 0.0%E
  a  Montana Power Co., 8.45%, pfd. ............................    United States            46,450                383,213
                                                                                                             --------------

     FOOD PRODUCTS 0.0%E
     Unilever NV, pfd. .........................................     Netherlands            484,300                 58,600
                                                                                                             --------------

     HEALTH CARE PROVIDERS & SERVICES 0.4%
     Rhoen Klinikum AG, pfd. ...................................       Germany              273,083             18,933,578
                                                                                                             --------------

     METALS & MINING 0.6%
c,d,fEsmark Inc., Series A, 10.00%, cvt. pfd. ..................    United States            22,360             22,360,000
     Noranda Inc., 6.00%, cvt. pfd. ............................       Canada                35,849                912,357
     Noranda Inc., 6.25%, cvt. pfd. ............................       Canada                35,849                910,565
     Noranda Inc., 6.50%, cvt. pfd. ............................       Canada                17,924                454,911
                                                                                                             --------------
                                                                                                                24,637,833
                                                                                                             --------------
     TOTAL PREFERRED STOCKS (COST $42,960,996) .................                                                44,199,102
                                                                                                             --------------



24 |  Semiannual Report

Mutual Qualified Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                       COUNTRY        PRINCIPAL AMOUNT G          VALUE
---------------------------------------------------------------------------------------------------------------------------
   CORPORATE BONDS & NOTES 2.6%
   ACE Aviation Holdings Inc., cvt., 144A, 4.25%, 6/01/35 ......       Canada             2,505,000 CAD    $     2,080,514
   Anchor Resources LLC, 12.00%, 12/17/06 ......................    United States            27,567                 27,567
   Calpine Corp., senior note, 8.25%, 8/15/05 ..................    United States         1,563,000              1,561,046
   Calpine Generating Co., FRN, 11.169%, 4/01/11 ...............    United States         4,199,000              3,842,085
c,dDecisionOne Corp., 144A, 12.00%, 4/15/10 ....................    United States         1,216,002              1,216,002
   Entegra/Union Power,
   h LOC Facility, FRN, 6/01/12 ................................    United States         1,628,289              1,628,289
     Term Loan A, 4.00%, 6/01/12 ...............................    United States         5,887,605              4,327,389
     Term Loan B, 9.00%, 6/01/20 ...............................    United States         5,669,545              4,167,116
   h Working Capital Facility, FRN, 6/01/12 ....................    United States           244,243                244,243
   Eurotunnel PLC,
     Participating Loan Note, 1.00%, 4/30/40 ...................   United Kingdom         1,020,000 GBP            187,295
     Senior Tranche G2 Term Loan A, 144A, FRN, 5.93875%,
      12/15/12 .................................................   United Kingdom           828,649 GBP          1,425,096
     Tier 2, FRN, 6.149%, 12/31/18 .............................   United Kingdom        10,332,415 GBP         14,252,629
     Tier 3, FRN, 6.149%, 12/31/25 .............................   United Kingdom        24,858,208 GBP         14,695,560
   Eurotunnel SA,
     Senior Tranche H1 Term Loan (KfW Advance), 8.78%, 12/15/12        France               482,500 EUR            566,308
     Tier 2 (LIBOR), FRN, 3.44%, 12/31/18 ......................       France             2,479,106 EUR          2,309,773
     Tier 2 (PIBOR), FRN, 3.438%, 12/31/18 .....................       France             1,096,535 EUR          1,021,637
     Tier 3 (LIBOR), FRN, 3.44%, 12/31/25 ......................       France            37,541,397 EUR         14,990,212
     Tier 3 (PIBOR), FRN, 3.438%, 12/31/25 .....................       France             6,693,302 EUR          2,672,623
   Motor Coach Industries International Inc., FRN,
     16.32%, 12/01/08 ..........................................    United States        21,680,751             21,680,751
 c Seton House Finance Ltd., zero cpn., 2/07/12 ................   United Kingdom        37,921,000 EUR         13,898,325
   Trump Entertainment Resorts Inc., 8.50%, 5/20/15 ............    United States        11,789,109             11,568,063
   TVMAX Holdings Inc., PIK,
     11.50%, 9/30/05 ...........................................    United States           192,233                192,233
   h 14.00%, 9/30/05 ...........................................    United States           509,403                509,403
                                                                                                             --------------
   TOTAL CORPORATE BONDS & NOTES (COST $143,639,982) ...........                                               119,064,159
                                                                                                             --------------

   CORPORATE BONDS & NOTES IN REORGANIZATION 2.0%
 i Adelphia Communications Corp.,
     9.25%, 10/01/02 ...........................................    United States         2,551,000              2,206,615
     8.125%, 7/15/03 ...........................................    United States           660,000                574,200
     7.50%, 1/15/04 ............................................    United States         1,740,000              1,505,100
     10.50%, 7/15/04 ...........................................    United States         2,715,000              2,402,775
     9.875%, 3/01/05 ...........................................    United States         1,013,000                876,245
     10.25%, 11/01/06 ..........................................    United States         4,368,000              3,734,640
     9.875%, 3/01/07 ...........................................    United States           390,000                340,275
     8.375%, 2/01/08 ...........................................    United States         3,934,000              3,442,250
     7.75%, 1/15/09 ............................................    United States         8,148,000              7,088,760
     7.875%, 5/01/09 ...........................................    United States         3,491,000              2,967,350
     9.375%, 11/15/09 ..........................................    United States         3,471,000              3,089,190
     10.875%, 10/01/10 .........................................    United States         3,183,000              2,785,125
     10.25%, 6/15/11 ...........................................    United States         3,429,000              3,094,672


                                                          Semiannual Report | 25

Mutual Qualified Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                       COUNTRY         PRINCIPAL AMOUNT G        VALUE
---------------------------------------------------------------------------------------------------------------------------
   CORPORATE BONDS & NOTES IN REORGANIZATION (CONT.)
 i Armstrong World Industries, Inc.,
     9.75%, 4/15/08 ............................................    United States         2,010,000       $      1,668,300
     7.45%, 5/15/29 ............................................    United States         1,180,000                944,000
     Revolver, 10/29/03 ........................................    United States         1,483,875              1,172,261
     Trade Claim ...............................................    United States         3,978,800              3,143,252
 i Century Communications Corp.,
     9.50%, 3/01/05 ............................................    United States           610,000                631,350
    j8.875%, 1/15/07 ...........................................    United States           210,000                215,250
     8.75%, 10/01/07 ...........................................    United States         1,472,000              1,486,720
     8.375%, 12/15/07 ..........................................    United States           400,000                412,000
     Series B, zero cpn., 1/15/08 ..............................    United States         3,450,000              2,121,750
     zero cpn., 3/15/03 ........................................    United States         6,175,000              5,711,875
 i Mirant Corp.,
     364 Day Revolver, 7/16/03 .................................    United States         9,407,300              7,196,585
    h4 Year Revolver, 7/17/05 ..................................    United States         3,520,508              2,939,624
    hTranche C Revolver, 4/01/04 ...............................    United States         5,589,776              4,276,179
h,iOwens Corning, Revolver, 6/26/02 ............................    United States        21,147,842             24,002,801
 i Safety Kleen Services, senior sub. note, 9.25%, 6/01/08 .....    United States            40,000                     20
                                                                                                             --------------
   TOTAL CORPORATE BONDS & NOTES IN REORGANIZATION (COST $71,987,203)                                           90,029,164
                                                                                                             --------------


                                                                                    --------------------
                                                                                          SHARES/
                                                                                     PRINCIPAL AMOUNT G
                                                                                    --------------------
   COMPANIES IN LIQUIDATION 0.1%
 a City Investing Co. Liquidating Trust ........................    United States         1,607,485              3,086,371
a,dMBOP Liquidating Trust ......................................    United States           412,418                     54
 a United Cos. Financial Corp.,
     Bank Claim ................................................    United States            98,521                     --
     Revolver ..................................................    United States        24,993,011                     --
                                                                                                             --------------
   TOTAL COMPANIES IN LIQUIDATION (COST $141,788) ..............                                                 3,086,425
                                                                                                             --------------


   GOVERNMENT AGENCIES 5.0%
 k Federal Home Loan Bank, 1.75% - 3.35%, 7/01/05 - 7/02/07 ....    United States       184,970,000            182,688,223
   Federal Home Loan Mortgage Corp., 2.50%, 5/19/06 ............    United States        10,000,000              9,892,070
   Federal National Mortgage Association,
     1.81% - 2.20%, 12/23/05 - 12/29/06 ........................    United States        30,000,000             29,453,920
 l U.S. Treasury Bill, 7/28/05 .................................    United States        10,000,000              9,978,440
                                                                                                             --------------
   TOTAL GOVERNMENT AGENCIES (COST $233,750,608) ...............                                               232,012,653
                                                                                                             --------------
   TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
     (COST $3,244,519,100) .....................................                                             4,535,558,826
                                                                                                             --------------




26 |  Semiannual Report

Mutual Qualified Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                       COUNTRY         PRINCIPAL AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS 0.0%E
m,nBear Stearns & Co. Inc., 3.38%, 7/1/05 (Maturity
     Value $18,004) Collateralized by U.S. Government Agency
     Securities, 0.00 - 8.25%, 7/20/05 - 3/15/31 ...............    United States   $        18,002         $       18,002
m,nBarclays Capitals Inc., 3.42%, 7/1/05 (Maturity
     Value $50,010) Collateralized by U.S. Government Agency
     Securities, 4.50 - 5.50%. 8/1/14 - 6/25/35 ................    United States            50,005                 50,005
m,nJP Morgan Securities, 3.35%, 7/1/05 (Maturity
     Value $50,010) U.S. Government Agencies,
     1.52 - 6.54%, 7/22/05 - 3/23/15 ...........................    United States            50,005                 50,005
m,nMerrill Lynch GSI, 3.41%, 7/1/05 (Maturity
     Value $50,010) Collateralized by U.S. Government Agency
     Securities, 0.00 - 7.625%, 7/08/05 - 8/06/38 ..............    United States            50,005                 50,005
m,nMorgan Stanley & Company Inc., 3.45%, 7/1/05 (Maturity
     Value $50,010) Collateralized by U.S. Government Agency
     Securities, 5.00% - 5.50%, 6/01/33 - 6/01/35 ..............    United States            50,005                 50,005
                                                                                                            ---------------
   TOTAL REPURCHASE AGREEMENTS (COST $218,022) .................                                                   218,022
                                                                                                            ---------------

   TOTAL INVESTMENTS (COST $3,244,737,122) 98.8% ...............                                             4,535,776,848
   SECURITIES SOLD SHORT (2.4)% ................................                                              (111,265,922)
   NET UNREALIZED GAIN ON FORWARD EXCHANGE CONTRACTS 0.6% ......                                                29,284,066
   OTHER ASSETS, LESS LIABILITIES 3.0% .........................                                               139,527,340
                                                                                                            ---------------
   NET ASSETS 100.0% ...........................................                                            $4,593,322,332
                                                                                                            ---------------

                                                                                       -------------
                                                                                           SHARES
                                                                                       -------------
   o SECURITIES SOLD SHORT 2.4%

     DIVERSIFIED FINANCIAL SERVICES 0.1%
     Nasdaq 100                                                     United States           173,700         $    6,395,634
                                                                                                            ---------------

     DIVERSIFIED TELECOMMUNICATION SERVICES 0.4%
     Alltel Corp.                                                   United States            83,700              5,212,836
     Sprint Corp.                                                   United States           450,500             11,303,045
                                                                                                            ---------------
                                                                                                                16,515,881
                                                                                                            ---------------

     FOOD PRODUCTS 0.4%
     Kraft Foods Inc., A                                            United States           527,089             16,766,701
                                                                                                            ---------------

     HEALTH CARE PROVIDERS & SERVICES 0.0%E
     Medco Health Solutions Inc.                                    United States            27,900              1,488,744
                                                                                                            ---------------

     HOUSEHOLD PRODUCTS 0.5%
     Procter & Gamble Co.                                           United States           444,800             23,463,200
                                                                                                            ---------------

     MULTILINE RETAIL 0.2%
     Federated Department Stores Inc.                               United States           138,200             10,127,296
                                                                                                            ---------------

     OIL, GAS & CONSUMABLE FUELS 0.1%
     Valero Energy Corp.                                            United States            77,700              6,146,847
                                                                                                            ---------------

     PHARMACEUTICALS 0.2%
     Johnson & Johnson                                              United States           150,268              9,767,420
                                                                                                            ---------------

     SOFTWARE 0.4%
     Adobe Systems Inc.                                             United States           294,200              8,420,004




                                                          Semiannual Report | 27

Mutual Qualified Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                       COUNTRY             SHARES                 VALUE
---------------------------------------------------------------------------------------------------------------------------
     SECURITIES SOLD SHORT (CONT.)
     SOFTWARE (CONT.)
     Symantec Corp. ............................................    United States           407,000          $   8,848,180
                                                                                                             --------------
                                                                                                                17,268,184
                                                                                                             --------------

     WIRELESS TELECOMMUNICATION SERVICES 0.1%
     Telephone & Data Systems Inc. .............................    United States            81,500              3,326,015
                                                                                                             --------------
     TOTAL SECURITIES SOLD SHORT (PROCEEDS $110,406,745) .......                                             $ 111,265,922
                                                                                                             --------------


CURRENCY ABBREVIATIONS:
CAD     - Canadian Dollar
EUR     - Euro
GBP     - British Pound

SELECTED PORTFOLIO ABBREVIATIONS:
ADR     - American Depository Receipt
FRN     - Floating Rate Notes
GDR     - Global Depository Receipt
LIBOR   - London InterBank Offered Rate
LLC     - Limited Liability Corp.
LOC     - Letter of Credit
LP      - Limited Partnership
PIBOR   - Paris InterBank Offered Rate
PIK     - Payment-In-Kind
PLC     - Public Limited Co.





a Non-income producing.
b Contingent Distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
c See Note 10 regarding restricted and illiquid securities.
d See Note 11 regarding holdings of 5% voting securities.
e Rounds to less than 0.05% of net assets.
f See Note 13 regarding other considerations.
g The principal amount is stated in U.S. dollars unless otherwise indicated.
h See Note 12 regarding unfunded loan commitments.
i Defaulted securities. See Note 9.
j Security on loan. See Note 1(i).
k See Note 1(h) regarding securities segregated with broker for securities sold short.
l A portion or all of the security is traded on a discounted basis with no stated coupon rate.
m See Note 1(c) regarding repurchase agreements.
n Investments from cash collateral received for loaned securities. See Note
  1(i).
o See Note 1(h) regarding securities sold short.



28 |  See notes to financial statements.  |  Semiannual Report

Mutual Qualified Fund

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
June 30, 2005 (unaudited)



Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ............................................................................  $3,070,425,598
  Cost - Non-controlled affiliated issuers (Note 11) .....................................................     174,093,502
  Cost - Repurchase agreements ...........................................................................         218,022
                                                                                                            ---------------
  Total cost of investments ..............................................................................  $3,244,737,122
                                                                                                            ---------------
  Value - Unaffiliated issuers (includes securities segregated with broker for securities sold short in the amount of $65,360,381) .........................................................................  $4,300,816,534
  Value - Non-controlled affiliated issuers (Note 11) ....................................................     234,742,292
  Value - Repurchase agreements ..........................................................................         218,022
                                                                                                            ---------------
  Total value of investments .............................................................................   4,535,776,848
 Cash ....................................................................................................       5,930,025
 Foreign currency, at value (cost $22,834,584 ) ..........................................................      22,301,902
 Receivables:
  Investment securities sold .............................................................................       9,283,482
  Capital shares sold ....................................................................................       5,992,840
  Dividends and interest .................................................................................       9,968,277
 Unrealized gain on forward exchange contracts (Note 8) ..................................................      30,344,145
 Cash on deposit with brokers for securities sold short ..................................................     119,382,510
 Due from broker - synthetic equity swaps ................................................................       4,833,702
                                                                                                            ---------------
      Total assets .......................................................................................   4,743,813,731
                                                                                                            ---------------
Liabilities:
 Payables:
  Investment securities purchased ........................................................................      30,220,325
  Capital shares redeemed ................................................................................       3,387,983
  Affiliates .............................................................................................       3,937,433
 Securities sold short, at value (proceeds $110,406,745) .................................................     111,265,922
 Payable upon return of securities loaned ................................................................         218,022
 Unrealized loss on forward exchange contracts (Note 8) ..................................................       1,060,079
 Other liabilities .......................................................................................         401,635
                                                                                                            ---------------
      Total liabilities ..................................................................................     150,491,399
                                                                                                            ---------------
        Net assets, at value .............................................................................  $4,593,322,332
                                                                                                            ---------------
Net assets consist of:
 Undistributed net investment income .....................................................................  $   31,816,611
 Net unrealized appreciation (depreciation) ..............................................................   1,319,376,876
 Accumulated net realized gain (loss) ....................................................................     166,185,309
 Paid-in capital .........................................................................................   3,075,943,536
                                                                                                            ---------------
        Net assets, at value .............................................................................  $4,593,322,332
                                                                                                            ---------------




                     Semiannual Report | See notes to financial statements. | 29

Mutual Qualified Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2005 (unaudited)


CLASS Z:
 Net assets, at value ...................................................................................   $3,480,495,928
                                                                                                            ---------------
 Shares outstanding .....................................................................................      174,920,790
                                                                                                            ---------------
 Net asset value and maximum offering price per share a .................................................           $19.90
                                                                                                            ---------------
CLASS A:
 Net assets, at value ...................................................................................   $  735,224,275
                                                                                                            ---------------
 Shares outstanding .....................................................................................       37,161,916
                                                                                                            ---------------
 Net asset value per share a ............................................................................           $19.78
                                                                                                            ---------------
 Maximum offering price per share (net asset value per share / 94.25%) ..................................           $20.99
                                                                                                            ---------------
CLASS B:
 Net assets, at value ...................................................................................   $   67,619,218
                                                                                                            ---------------
 Shares outstanding .....................................................................................        3,486,811
                                                                                                            ---------------
 Net asset value and maximum offering price per share a .................................................           $19.39
                                                                                                            ---------------
CLASS C:
 Net assets, at value ...................................................................................   $  309,982,911
                                                                                                            ---------------
 Shares outstanding .....................................................................................       15,804,656
                                                                                                            ---------------
 Net asset value and maximum offering price per share a .................................................           $19.61
                                                                                                            ---------------



a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


30 |  See notes to financial statements.  |  Semiannual Report

Mutual Qualified Fund

STATEMENT OF OPERATIONS
for the six months ended June 30, 2005 (unaudited)



Investment income:
 Dividends: (net of foreign taxes of $3,763,643)
  Unaffiliated issuers ...................................................................................   $  46,976,798
  Non-controlled affiliated issuers (Note 11) ............................................................       3,114,692
 Interest:
  Unaffiliated issuers ...................................................................................      15,253,520
  Non-controlled affiliated issuers (Note 11) ............................................................         212,078
 Other income (Note 14) ..................................................................................         189,854
                                                                                                            ---------------
      Total investment income ............................................................................      65,746,942
                                                                                                            ---------------

Expenses:
 Management fees (Note 3a) ...............................................................................      13,308,323
 Administrative fees (Note 3b) ...........................................................................       1,706,088
 Distribution fees (Note 3c)
  Class A ................................................................................................       1,211,798
  Class B ................................................................................................         333,678
  Class C ................................................................................................       1,515,004
 Transfer agent fees (Note 3e) ...........................................................................       2,137,000
 Custodian fees (Note 4) .................................................................................         321,000
 Reports to shareholders .................................................................................         118,000
 Registration and filing fees ............................................................................          57,000
 Professional fees .......................................................................................         191,465
 Directors' fees and expenses ............................................................................          51,600
 Dividends on securities sold short ......................................................................         608,455
 Other ...................................................................................................          71,488
                                                                                                            ---------------
      Total expenses .....................................................................................      21,630,899
      Expense reductions (Note 4) ........................................................................         (21,589)
                                                                                                            ---------------
       Net expenses ......................................................................................      21,609,310
                                                                                                            ---------------
        Net investment income ............................................................................      44,137,632
                                                                                                            ---------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments:
   Unaffiliated issuers ..................................................................................     154,107,936
   Non-controlled affiliated issuers (Note 11) ...........................................................      (1,681,347)
  Written options ........................................................................................         327,368
  Foreign currency transactions ..........................................................................      (8,155,747)
  Securities sold short ..................................................................................        (303,343)
                                                                                                            ---------------
      Net realized gain (loss) ...........................................................................     144,294,867
                                                                                                            ---------------
 Net change in unrealized appreciation (depreciation) on:
  Investments ............................................................................................    (102,366,870)
  Translation of assets and liabilities denominated in foreign currencies ................................      61,134,898
 Change in deferred taxes on unrealized appreciation .....................................................           5,883
                                                                                                            ---------------
      Net change in unrealized appreciation (depreciation) ...............................................     (41,226,089)
                                                                                                            ---------------
Net realized and unrealized gain (loss) ..................................................................     103,068,778
                                                                                                            ---------------
Net increase (decrease) in net assets resulting from operations ..........................................   $ 147,206,410
                                                                                                            ---------------




                     Semiannual Report | See notes to financial statements. | 31

Mutual Qualified Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      -------------------------------------
                                                                                       SIX MONTHS ENDED        YEAR
                                                                                         JUNE 30, 2005         ENDED
                                                                                          (UNAUDITED)    DECEMBER 31, 2004
                                                                                      -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............................................................   $   44,137,632       $   76,958,090
  Net realized gain (loss) from investments, written options, foreign currency
   transactions, and securities sold short .........................................      144,294,867          254,342,080
  Net change in unrealized appreciation (depreciation) on investments, translation of
   assets and liabilities denominated in foreign currencies, and deferred taxes ....      (41,226,089)         311,468,670
                                                                                      -------------------------------------
     Net increase (decrease) in net assets resulting from operations ...............      147,206,410          642,768,840
                                                                                      -------------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class Z .........................................................................       (8,344,385)         (64,408,817)
   Class A .........................................................................       (1,555,662)         (10,952,485)
   Class B .........................................................................         (110,763)            (717,882)
   Class C .........................................................................         (493,764)          (3,064,752)
  Net realized gains:
   Class Z .........................................................................      (35,993,053)        (154,113,777)
   Class A .........................................................................       (7,591,764)         (31,509,731)
   Class B .........................................................................         (723,780)          (3,127,895)
   Class C .........................................................................       (3,248,808)         (14,229,787)
                                                                                      -------------------------------------
 Total distributions to shareholders ...............................................      (58,061,979)        (282,125,126)
                                                                                      -------------------------------------
 Capital share transactions: (Note 2)
   Class Z .........................................................................       (8,989,923)          40,783,518
   Class A .........................................................................       29,255,444           13,145,836
   Class B .........................................................................       (1,204,162)           8,909,619
   Class C .........................................................................       (5,939,281)             544,813
                                                                                      -------------------------------------
 Total capital share transactions ..................................................       13,122,078           63,383,786
                                                                                      -------------------------------------

 Redemption fees ...................................................................            4,637                1,353
     Net increase (decrease) in net assets .........................................      102,271,146          424,028,853
Net assets:
 Beginning of period ...............................................................    4,491,051,186        4,067,022,333
                                                                                      -------------------------------------
 End of period .....................................................................   $4,593,322,332       $4,491,051,186
                                                                                      -------------------------------------
Undistributed net investment income/distributions in excess of net investment income included in net assets:
 End of period .....................................................................   $   31,816,611       $   (1,816,447)
                                                                                      -------------------------------------


32 |  See notes to financial statements.  |  Semiannual Report

Mutual Qualified Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Qualified Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), consisting of 6 separate series. The Series Fund is an open-end investment company registered under the Investment Company Act of 1940. The financial statements of the remaining funds in the series are presented separately.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.
Repurchase agreements are valued at cost.

Corporate debt securities and Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.





                                                          Semiannual Report | 33

Mutual Qualified Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At June 30, 2005, all repurchase agreements held by the Fund had been entered into on that date.





34 |  Semiannual Report

Mutual Qualified Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

E. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily by the Fund and any equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

F. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.





                                                          Semiannual Report | 35

Mutual Qualified Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. OPTION CONTRACTS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

H. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

I. SECURITIES LENDING

The Fund loans securities to certain brokers through a securities lending agent for which it received cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.




36 |  Semiannual Report

Mutual Qualified Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

K. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income, dividends declared on securities sold short, and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the funds based on the ratio of net assets of each Fund to the combined net assets of the Series Fund. Fund specific expenses are charged directly to the Fund that incurred the expense.

L. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period.
Actual results could differ from those estimates.

M. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of Fund shares held five trading days or less may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital.





                                                          Semiannual Report | 37

Mutual Qualified Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

N. GUARANTEES AND INDEMNIFICATIONS

Under the Series Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.



2. CAPITAL STOCK

The Fund offers four classes of shares: Class Z, Class A, Class B and Class C. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2005, there were 1.00 billion shares authorized ($0.001 par value) of which 500 million shares were designated as Class Z, 200 million shares as Class A, 100 million shares as Class B and 200 million shares as Class C. Transactions in the Fund's shares were as follows:


                                       ---------------------------------------------------------------
                                            SIX MONTHS ENDED                      YEAR ENDED
                                              JUNE 30, 2005                    DECEMBER 31, 2004
                                       ---------------------------------------------------------------
                                          SHARES         AMOUNT            SHARES          AMOUNT
                                       ---------------------------------------------------------------
CLASS Z SHARES:
 Shares sold ........................   4,181,671    $  81,475,329         7,659,738    $ 141,932,586
 Shares issued in reinvestment of
  distributions .....................   2,112,334       42,225,622        10,886,980      207,607,638
 Shares redeemed ....................  (6,802,265)    (132,690,874)      (16,670,287)    (308,756,706)
                                       ---------------------------------------------------------------
 Net increase (decrease) ............    (508,260)   $  (8,989,923)        1,876,431    $  40,783,518
                                       ---------------------------------------------------------------
CLASS A SHARES:
 Shares sold ........................   4,501,007    $  87,472,739         6,141,435    $ 113,698,317
 Shares issued in reinvestment of
  distributions .....................     441,545        8,777,998         2,136,124       40,591,446
 Shares redeemed ....................  (3,454,702)     (66,995,293)       (7,698,298)    (141,143,927)
                                       ---------------------------------------------------------------
 Net increase (decrease) ............   1,487,850    $  29,255,444           579,261    $  13,145,836
                                       ---------------------------------------------------------------
CLASS B SHARES:
 Shares sold ........................     176,354    $   3,326,091           606,427    $  11,012,963
 Shares issued in reinvestment of
  distributions .....................      40,068          780,885           191,893        3,585,999
 Shares redeemed ....................    (277,832)      (5,311,138)         (314,344)      (5,689,343)
                                       ---------------------------------------------------------------
 Net increase (decrease) ............     (61,410)   $  (1,204,162)          483,976    $   8,909,619
                                       ---------------------------------------------------------------



38 |  Semiannual Report

Mutual Qualified Fund

2. CAPITAL STOCK (CONTINUED)

                                       ---------------------------------------------------------------
                                            SIX MONTHS ENDED                      YEAR ENDED
                                              JUNE 30, 2005                    DECEMBER 31, 2004
                                       ---------------------------------------------------------------
                                          SHARES         AMOUNT            SHARES          AMOUNT
                                       ---------------------------------------------------------------
CLASS C SHARES:
 Shares sold ........................   1,035,358     $ 19,936,867         1,768,138    $  32,469,438
 Shares issued in reinvestment of
  distributions .....................     175,920        3,469,181           848,386       16,032,272
 Shares redeemed ....................  (1,525,899)     (29,345,329)       (2,620,734)     (47,956,897)
                                       ---------------------------------------------------------------
 Net increase (decrease) ............    (314,621)    $ (5,939,281)           (4,210)   $     544,813
                                       ---------------------------------------------------------------



3. TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Series Fund are also officers and/or directors of the following entities:

----------------------------------------------------------------------------------------
  ENTITY                                                         AFFILIATION
----------------------------------------------------------------------------------------
  Franklin Mutual Advisers LLC (Franklin Mutual)                 Investment manager
  Franklin Templeton Investment Management Limited (FTIML)       Investment manager
  Franklin Templeton Services LLC (FT Services)                  Administrative manager
  Franklin Templeton Distributors Inc. (Distributors)            Principal underwriter
  Franklin Templeton Investor Services LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
        0.600%          Up to and including $5 billion
        0.570%          Over $5 billion, up to and including $7 billion
        0.550%          Over $7 billion, up to and including $10 billion
        0.540%          In excess of $10 billion


Effective March 1, 2005, under a subadvisory agreement, FTIML, an affiliate of Franklin Mutual, provides subadvisory services to the Fund and receives from Franklin Mutual fees based on the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
        0.150%          Up to and including $200 million
        0.135%          Over $200 million, up to and including $700 million
        0.100%          Over $700 million, up to and including $1.2 billion
        0.075%          In excess of $1.2 billion





                                                          Semiannual Report | 39

Mutual Qualified Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Fund reimburses Distributors up to 0.35%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan. Under the Class A distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Net sales charges received ...................................  $186,507
Contingent deferred sales charges retained ...................  $ 66,095

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $2,137,000, of which $1,620,599 was retained by Investor Services.


4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2005, the custodian fees were reduced as noted in the Statement of Operations.


5. INCOME TAXES

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, bond discounts and premiums and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums and certain dividends on securities sold short.





40 |  Semiannual Report

Mutual Qualified Fund

5. INCOME TAXES (CONTINUED)

At June 30, 2005, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ...................................   $3,263,578,293
                                                          ---------------

Unrealized appreciation ...............................   $1,407,716,625
Unrealized depreciation ...............................     (135,518,070)
                                                          ---------------
Net unrealized appreciation (depreciation) ............   $1,272,198,555
                                                          ---------------


6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities and securities sold short) for the period ended June 30, 2005 aggregated $879,466,906 and $444,010,060, respectively.

Transactions in options written during the period ended June 30, 2005 were as follows:

                                          -------------------------------
                                           NUMBER OF         PREMIUMS
                                           CONTRACTS         RECEIVED
                                          -------------------------------
Options outstanding at
 December 31, 2004 .....................       1,062         $ 146,018
Options written ........................       4,039           421,106
Options expired ........................      (1,911)         (166,121)
Options exercised ......................        (333)          (58,433)
Options closed .........................      (2,857)         (342,570)
                                          -------------------------------
Options outstanding at
 June 30, 2005 .........................          --         $      --
                                          -------------------------------

7. SYNTHETIC EQUITY SWAPS

As of June 30, 2005, the Fund had the following synthetic equity swaps outstanding:

------------------------------------------------------------------------------------------------------
                                                         NUMBER OF       NOTIONAL          UNREALIZED
  CONTRACTS TO BUY                                       CONTRACTS         VALUE           GAIN (LOSS)
------------------------------------------------------------------------------------------------------
  Allied Domecq PLC (6.36 - 6.93 GBP) ..............     1,188,009     $14,365,670         $  (13,182)
  Christian Dior SA (46.76 - 54.99 EUR) ............        67,145       5,207,810          1,244,716
  London Stock Exchange PLC
   (5.31 - 5.61 GBP) ...............................       119,173       1,049,310           (125,711)
                                                                                           -----------
  Total contracts to buy ...............................................................   $1,105,823
                                                                                           -----------

------------------------------------------------------------------------------------------------------
                                                           NUMBER OF     NOTIONAL          UNREALIZED
  CONTRACTS TO SELL                                        CONTRACTS       VALUE           GAIN (LOSS)
------------------------------------------------------------------------------------------------------
  LVMH Moet Hennessy Louis Vuitton
   (54.61 - 61.76 EUR) .............................        67,024      $5,182,205         $ (450,533)
                                                                                           -----------
  Total contracts to sell ..............................................................     (450,533)
                                                                                           -----------
  Net unrealized gain (loss) ...........................................................   $  655,290
                                                                                           -----------





                                                          Semiannual Report | 41

Mutual Qualified Fund

8. FORWARD EXCHANGE CONTRACTS

At June 30, 2005, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

--------------------------------------------------------------------------------------------------------------------
                                                               IN               SETTLEMENT             UNREALIZED
  CONTRACTS TO SELL                                       EXCHANGE FOR              DATE               GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------
     34,000,000   Euro ...........................   U.S.  $ 42,935,200           7/25/05        U.S. $ 1,759,679
      9,098,200   South African Rand .............            1,496,414           7/26/05                 134,209
     55,667,876   British Pounds .................          103,137,435           8/11/05               3,564,083
    293,938,001   Taiwan Dollar ..................            9,400,000           8/18/05                 120,186
     38,097,285   Euro ...........................           48,665,609           8/23/05               2,473,532
     63,181,780   Euro ...........................           81,561,301           9/13/05               4,887,641
 38,860,350,000   Korean Won .....................           38,225,000           9/20/05                 646,404
     15,237,457   British Pounds .................           28,920,806           9/21/05               1,694,224
  4,639,227,370   Japanese Yen ...................           44,709,079           9/28/05               2,484,267
     16,919,135   Canadian Dollars ...............           13,994,946          10/21/05                 142,858
     36,158,172   Euro ...........................           47,408,721          10/25/05               3,442,126
    127,169,175   Norwegian Krone ................           19,812,500          12/06/05                 259,618
      7,026,938   Swiss Francs ...................            5,640,000          12/06/05                  91,953
     42,372,792   British Pounds .................           76,723,686          12/08/05               1,101,708
     51,088,004   Swedish Krona ..................            6,715,689          12/15/05                 124,836
      1,060,000   Canadian Dollars ...............              869,565           1/23/06                  10,223
    177,492,776   Danish Krone ...................           32,196,517           3/17/06               3,021,967
     58,102,863   Euro ...........................           74,038,009           4/25/06               2,833,949
     76,462,460   Euro ...........................           95,566,025           5/23/06               1,550,682
                                                           ------------                               -----------
                                                     U.S.  $772,016,502                                30,344,145
                                                           ------------                               -----------
 Unrealized gain on forward exchange contracts ................................................  U.S. $30,344,145
                                                                                                     ------------
--------------------------------------------------------------------------------------------------------------------
                                                               IN               SETTLEMENT             UNREALIZED
  CONTRACTS TO BUY                                        EXCHANGE FOR              DATE              GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------
      1,200,000   South African Rand .............   U.S.   $   195,387           7/26/05        U.S. $   (15,720)
       6,955,650  British Pounds .................           12,429,038EURa       9/21/05                 (16,425)
      12,000,000  British Pounds .................           21,452,528           9/21/05                (249,291)
    602,247,400   Japanese Yen ...................            5,597,182           9/28/05                (115,712)
     17,200,000   British Pounds .................           30,924,624          12/08/05                (228,086)
                                                           ------------                               -----------
                                                     U.S.   $70,598,759                          U.S. $  (625,234)
                                                           ------------                               -----------




42 |  Semiannual Report

Mutual Qualified Fund

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

--------------------------------------------------------------------------------------------------------------------
                                                               IN               SETTLEMENT             UNREALIZED
  CONTRACTS TO SELL                                       EXCHANGE FOR              DATE               GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------
  2,483,400,000   Korean Won ....................    U.S.   $ 2,400,000           9/20/05        U.S.  $   (3,066)
     22,722,707   Canadian Dollars ..............            18,467,427          10/21/05                (136,180)
     47,278,610   Norwegian Krone ...............             7,249,981          12/06/05                 (31,882)
      2,295,324   Swedish Krona .................               295,869          12/15/05                    (768)
     31,325,982   Canadian Dollars ..............            25,498,251           1/23/06                (220,904)
     10,904,091   Euro ..........................            13,362,076           4/25/06                 (24,544)
      8,720,529   Euro ..........................            10,704,932           5/23/06                 (17,501)
                                                           ------------                               -----------
                                                     U.S.   $77,978,536                                  (434,845)
                                                           ------------                               -----------
    Unrealized loss on forward exchange contracts ............................................         (1,060,079)
                                                                                                      -----------
      Net unrealized gain on forward exchange contracts ......................................   U.S. $29,284,066
                                                                                                      -----------



a The contracts noted above are cross-currency forward exchange contracts. The amount disclosed is the U.S. dollar equivalent amount.


9. DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities if it becomes probable that the income will not be collected. The risks of purchasing these securities are that the issuer is unable to meet its obligation and any subsequent bankruptcy proceeding may result in unfavorable consequences to the Fund. At June 30, 2005, the value of these securities was $112,649,489, representing 1.97% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.





                                                          Semiannual Report | 43

Mutual Qualified Fund

10. RESTRICTED AND ILLIQUID SECURITIES

At June 30, 2005, investments in securities included issues that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration under the Securities Act of 1933, unless the sale is pursuant to an exemption under the 1933 Act. The Fund has registration rights for all restricted securities held at period end. The issuer generally incurs all registration costs.

A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At June 30, 2005, the Fund held investments in restricted and illiquid securities, valued in accordance with procedures approved by the Fund's Board of Directors as reflecting fair value, as follows:

-----------------------------------------------------------------------------------------------------
 PRINCIPAL AMOUNT,
 SHARES AND                                                 ACQUISITION
 WARRANTS         ISSUER                                       DATE         COST            VALUE
-----------------------------------------------------------------------------------------------------
         365,293  AboveNet Inc. ..........................   10/02/01    $16,953,496    $  8,753,662
          11,991  AboveNet Inc., wts., 9/08/08 ...........   10/02/01      1,490,986          47,964
          14,107  AboveNet Inc., wts., 9/08/10 ...........   10/02/01      1,600,719          11,286
       9,375,044  Cerberus NCB Acquisition LP Ltd.,
                   wts., 8/29/13 .........................   10/21/03      4,687,522      13,359,438
       1,008,199  DecisionOne Corp. ......................    3/12/99        700,978         718,846
       1,216,002  DecisionOne Corp., 144A 12.00%,
                   4/15/10 ...............................    3/12/99      5,346,570       1,216,002
          11,087  Elephant Capital Holdings Ltd. .........    8/29/03     11,090,126      21,064,565
          22,360  Esmark Inc., Series A , 10.00%, cvt. pfd.  11/08/04     22,360,000      22,360,000
       1,497,000  Florida East Coast Industries Inc. .....   11/16/87     31,051,609      61,579,095
       2,814,856  Imagine Group Holdings Ltd. ............    8/31/04     28,828,348      28,828,432
       2,581,600  KKR Financial Corp., 144A ..............    8/05/04     51,632,000      61,313,000
               4  Lancer Industries Inc., B ..............    8/11/89             --       2,871,815
          97,300  Olympus Re Holdings Ltd. ...............   12/19/01      9,730,000      18,233,047
       1,872,000  PIG IRON LLC ...........................    4/13/05          6,897           8,181
          17,603  Security Capital European Realty .......    4/08/98        964,314         111,040
      37,921,000  Seton House Finance Ltd., zero cpn.,
                   2/07/12 ...............................   12/01/03     13,813,341      13,898,325
       1,375,000  State National Bancshares Inc. .........    8/09/00     22,000,000      38,500,000
         394,800  Symetra Financial ......................    7/27/04     39,480,000      45,402,000
                                                                                        -------------
                  TOTAL RESTRICTED SECURITIES (7.36% of Net Assets)                     $338,276,698
                                                                                        -------------




44 |  Semiannual Report

Mutual Qualified Fund

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund at June 30, 2005 were as shown below.

------------------------------------------------------------------------------------------------------------------------------
                           NUMBER OF SHARES                         NUMBER OF SHARES
                          OR PRINCIPAL AMOUNT                      OR PRINCIPAL AMOUNT                             REALIZED
                               HELD AT          GROSS      GROSS         HELD AT         VALUE AT     INVESTMENT    CAPITAL
  NAME OF ISSUER          BEGINNING OF PERIOD ADDITIONS REDUCTIONS    END OF PERIOD    END OF PERIOD    INCOME    GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------
  NON-CONTROLLED AFFILIATES
  DecisionOne Corp. .......          --       1,008,199         --     1,008,199       $   718,846  $      -- $        --
  DecisionOne Corp., 144A,
     12.00% 04/15/10 ......          --       1,216,002         --     1,216,002         1,216,002    212,078          --
  Elephant Capital
     Holdings Ltd. ........      11,087              --         --        11,087        21,064,565         --          --
  Esmark Inc., Series A,
     10.00%, cvt., pfd. ...      14,950           7,410         --        22,360        22,360,000  1,137,055          --
  FHC Delaware Inc. .......     452,571              --         --       452,571                --a        --
  Generale De Sante .......   1,984,113          26,337         --     2,010,450        49,139,198    512,665          --
  Imagine Group
     Holdings Ltd. ........   2,814,856              --         --     2,814,856        28,828,432         --          --
  ITLA Capital Corp. ......     445,796              --         --       445,796        24,028,404         --          --
  KKR Financial Corp.,
     144A .................   5,163,200              --  2,581,600     2,581,600                --a        --          --
  Lancer Industries Inc., B           4              --         --             4         2,871,815         --          --
  MBOP Liquidating Trust ..     412,418              --         --       412,418                54         --          --
  Nippon Investment LLC ...   9,112,000              --  9,112,000            --                --a        --  (1,681,347)
  PIG IRON LLC ............          --       1,872,000         --     1,872,000             8,181         --          --
  Saxon Capital Inc. ......   2,663,585              --         --     2,663,585        45,467,396  1,464,972          --
  State National
     Bancshares Inc. ......   1,375,000              --         --     1,375,000        38,500,000         --          --
  Union Acceptance
     Corp., A .............   3,595,994              --         --     3,595,994           539,399         --          --
                                                                                      ------------------------------------
  TOTAL NON-CONTROLLED AFFILIATES (5.11% of Net Assets)                               $234,742,292 $3,326,770 $(1,681,347)
                                                                                      ------------------------------------



a As of June 30, 2005, no longer an affiliate.





                                                          Semiannual Report | 45

Mutual Qualified Fund

12. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion.

At June 30, 2005, unfunded commitments were as follows:

---------------------------------------------------------------------------
                                                                  UNFUNDED
 BORROWER                                                        COMMITMENT
---------------------------------------------------------------------------
  Entegra/Union Power, LOC Facility, FRN, 6/01/12 .............  $1,628,289
  Entegra/Union Power, Working Capital Facility, FRN, 6/01/12 .     244,243
  Mirant Corp., 4 Year Revolver, 7/17/05 ......................     901,708
  Mirant Corp., Tranche C Revolver, 4/01/04 ...................       4,604
  Owens Corning, Revolver, 6/26/02 ............................   1,142,639
  TVMAX Holdings Inc., PIK, 14.00%, 9/30/05 ...................          26
                                                                 ----------
                                                                 $3,921,509
                                                                 ----------

Unfunded loan commitments are marked to market daily and any unrealized gain or loss is included in the Statement of Assets and Liabilities and Statement of Operations.


13. OTHER CONSIDERATIONS

Directors or employees of Franklin Mutual, as the Fund's Investment Manager, may serve as members on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. At June 30, 2005, such individuals serve in one or more of these capacities for Kindred Healthcare, AboveNet Inc. and Esmark Inc. As a result of this involvement, such individuals may be in possession of certain material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.


14. REGULATORY MATTERS

INVESTIGATIONS AND SETTLEMENTS
As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, provided documents and information in response to subpoenas and/or requests for documents, information and/or testimony. Beginning in August 2004, the Company entered into settlements with certain of the regulators and a governmental entity investigating the mutual fund industry practices noted





46 |  Semiannual Report

Mutual Qualified Fund

14. REGULATORY MATTERS (CONTINUED)

INVESTIGATIONS AND SETTLEMENTS (CONTINUED) above. The Company believes that settlement of each of the matters is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

Two of the settlement agreements, those with the SEC and the CAGO concerning marketing support payments, provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the SEC settlement. When approved, disbursements of settlement monies under the SEC's settlement will be made promptly in accordance with the terms and conditions of that order.

OTHER LEGAL PROCEEDINGS
On April 12, 2005, the Attorney General of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia against a number of companies engaged in the mutual fund industry, including Franklin Resources, Inc. and its subsidiary, Franklin Advisers, Inc., and certain other parties alleging violations of the West Virginia Consumer Credit and Protection Act and seeking, among other things, civil penalties and attorneys' fees and costs. Defendants have since removed the matter to the UnitedStates District Court for the Nothern District of West Virginia. To the extent applicable to the Company, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing (the "Administrative Complaint") and the SEC's findings regarding market timing in its August 2, 2004 Order (the "SEC Order"), both of which matters were previously reported.

The Company, in addition to certain Franklin, Templeton, and Mutual Series mutual funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Administrative Complaint and the SEC's findings regarding market timing in the SEC Order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.





                                                          Semiannual Report | 47

Mutual Qualified Fund

 14. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)
The Company, in addition to certain Franklin, Templeton, and Mutual Series mutual funds, and certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of the named funds.

The Company and fund management strongly believe that the claims made in each of the lawsuits described above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.



48 |  Semiannual Report

Mutual Qualified Fund

SHAREHOLDER INFORMATION



BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT

The Board of Directors ("Board"), including a majority of the non-interested or independent directors, in 2005, approved renewal of the Fund's management agreement, as well as the Fund's administrative services agreement. Prior to a meeting of all the directors for the purpose of considering such renewals, the independent directors held three meetings dedicated to the renewal process. Throughout the process, the independent directors received assistance and advice from and met separately with independent counsel. In approving the renewal of the management agreement and the administrative services agreement for the Fund, the Board, including a majority of independent directors, determined that the existing management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the management agreement (including the administrative services agreement), the directors took into account information furnished throughout the year at regular Board meetings, as well as information specifically furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund's investment performance, expenses, portfolio composition, portfolio brokerage execution, soft dollars, Rule 12b-1 plans, shareholder servicing, compliance, pricing of securities and sales and redemptions, along with related financial statements and information about the scope and quality of services provided by the manager and its affiliates. In addition, the directors received periodic reports throughout the year and during the renewal process relating to compliance with the Fund's investment policies and restrictions. During the renewal process, the directors considered the manager's methods of operation within the Franklin Templeton group and its activities on behalf of other clients. The information furnished to the directors during the renewal process also included a special report prepared by Lipper, Inc., an independent third-party analyst ("Lipper"), comparing the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper ("Lipper Section 15(c) Report"). The directors reviewed the Lipper Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative costs, fees and total expense ratios. They concluded that the report continues to be a reliable resource in the performance of their duties. In addition, the directors received and reviewed a report on the manager's (and its parent's) profitability. Over the past year, the Board continued to monitor and evaluate management's handling of recent regulatory and legal actions pending against the manager and its affiliates. The independent Chairman of the Board and independent counsel reported to the independent directors that they had met with management to review and assess the subject matter of each such proceeding and the controls and procedures that have been implemented, and actions taken, in response to such proceedings. The independent directors were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.

In addition to the above and other matters considered by the directors throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board's decision.





                                                          Semiannual Report | 49

Mutual Qualified Fund

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

NATURE, EXTENT AND QUALITY OF SERVICES. The directors reviewed the nature, extent and quality of the services to be provided by the manager. In this regard, they reviewed the Fund's investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. They reviewed the portfolio management team for the Fund, including its performance, staffing, compensation scheme and skills. They discussed with management various other products, portfolios and entities that are advised by the manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for any differences with respect thereto and any potential conflicts. They also reviewed the nature, extent and quality of the Fund's other service agreements in order to determine that Fund shareholders were well-served. During regular Board meetings and the aforementioned meetings to review the advisory agreement, the directors received reports and presentations on the manager's best execution trading policies. The directors considered periodic reports provided to them showing that the manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the advisory personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The directors considered compliance procedures established in accordance with recently adopted SEC requirements. They also took into account factors affecting shareholder satisfaction.

As part of the approval process, the directors had extensive conversations among themselves and with management regarding recent changes in portfolio management leadership and personnel, including the return of senior persons with prior leadership experience with the Fund and the manager. Based on their review, the directors were satisfied with the nature and quality of the overall services provided by the manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The directors reviewed and placed significant emphasis on the current investment performance of the Fund and that of the most recent three- and five-year periods. They considered the successful performance of the Fund over the past several years relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, cash levels, the factoring of expense levels and distribution costs in analyzing performance, style drift and restrictions on permitted investments.

In addition to meetings during the year with the Fund's portfolio managers to discuss performance, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund's Class A shares in comparison to other funds determined comparable by Lipper. The directors also compared Fund performance to other industry benchmarks as part of their evaluation of investment performance.





50 |  Semiannual Report

Mutual Qualified Fund

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

The comparable funds, as chosen by Lipper, to Mutual Qualified Fund included retail and institutional multi-cap value funds. The Fund had a total return for the one-year period ended January 31, 2005, in the second best performing quintile and had annualized total returns for the three- and five-year periods in the second best and best performing quintiles, respectively. As noted above, the directors also considered the Fund's performance in the context of other benchmarks.

The directors concluded that the Fund continued to experience excellent performance in comparison to its various benchmarks and in the context of the Fund's objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The directors considered the cost of the services to be provided and the profits to be realized by the manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they discussed with management the trends in expense ratios over the past two years and the reasons for any increases. Consideration was given to a comparative analysis in the Lipper Section 15(c) Report of the management fee and total expense ratios of the Fund.

The Lipper Section 15(c) Report rankings of the Fund were considered by the directors to demonstrate that the Fund's management fee and expenses ranked well among its peers. The comparable funds to the Fund for expense purposes, as chosen by Lipper, consisted of a subset of the multi-cap value funds used for the performance comparison. The Fund's management fee was in the middle expense quintile of the group and its total expenses (including 12b-1 and non-12b-1 service fees) were in the lowest expense quintile (i.e., having the lowest expenses).

In coming to a determination on the appropriateness of the expenses for the Fund, the directors considered the Fund's strong performance and factors relating to its operation, including, but not limited to, the quality and experience of the Fund's portfolio managers and research staff and the nature of the disciplined value investment approach followed for the Fund. The directors concluded that the expense levels for the Fund were appropriate.

The directors also reviewed a Fund profitability analysis provided by management addressing profitability to Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the affiliated adviser to the Fund. The directors noted that this analysis is reviewed every other year by independent accountants based on agreed upon procedures. The directors reviewed the basis on which such reports are prepared and the reasonableness of the cost allocation methodology utilized in the profitability analysis. The independent directors reviewed the manager's method of assignment and allocation of actual expenses to the Fund, allocations for other accounts managed by the manager and the method of allocations in the Fund profitability study.





                                                          Semiannual Report | 51

Mutual Qualified Fund

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

The independent directors met with management to discuss the Fund profitability study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing losses; economies of scale; and the relative contribution of the Fund to the profitability of the manager and its parent. The directors also considered an additional Lipper study analyzing the profitability of the parent of the manager as compared to other publicly held managers, which also aided the directors in considering profitability outside the context of distribution. The directors also considered the extent to which the manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of "soft" commission dollars to pay for research and other similar services. Based upon their consideration of all these factors, the directors determined that the level of profits realized by the manager under the management agreement with the Fund was not excessive in view of the nature, quality and extent of services provided.

The directors also reviewed the administrative services agreement and its fee structure and considered whether any changes were required. The directors, including the independent directors voting separately, concluded that the administrative services fee is satisfactory.

ECONOMIES OF SCALE. The Board also considered economies of scale in the context of whether they are realized by the manager and its affiliates as the Fund grows larger and the extent to which this is reflected in the level of the management fee charged. The directors noted that benefits of economies of scale are shared with Fund shareholders due to the decline in the effective management fee rate as recently introduced breakpoints are achieved by the Fund. The directors assessed the potential savings from the breakpoints that were instituted as part of the Fund's management fee in 2004. The directors believed that the breakpoints approved in 2004 were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The directors also considered the effects a continued increase in assets under management would have on the management fee of the Fund. To the extent economies of scale may be realized by the manager and its affiliates, the Board believed the advisory and administrative fees provide a sharing of benefits with the Fund and its shareholders.





52 |  Semiannual Report

Mutual Qualified Fund

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.





                                                          Semiannual Report | 53

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Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS



INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio Franklin Templeton Hard Currency Fund Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 8



1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6. Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.




06/05                                          Not part of the semiannual Report

  [LOGO OMITTED]
FRANKLIN TEMPLETON      One Franklin Parkway
    INVESTMENTS         San Mateo, CA 94403-1906


WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL QUALIFIED FUND

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B & C)
1-800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.



475 S2005 08/05








ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expertis Ann Torre Bates and she is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.         N/A



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS           N/A


ITEM 6. SCHEDULE OF INVESTMENTS.                        N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.                N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT.       N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND  AFFILIATED PURCHASERS.             N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(A)(1) Code of Ethics

(A) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(B) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



FRANKLIN MUTUAL SERIES FUND INC.


By /s/JIMMY D. GAMBILL
  -----------------------------
   Jimmy D. Gambill
   Chief Executive Officer - Finance and Administration
Date: August 19, 2005




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
   -----------------------------
   Jimmy D. Gambill
   Chief Executive Officer - Finance and Administration
Date: August 19, 2005



By /s/GALEN G. VETTER
  -----------------------------
   Galen G. Vetter
   Chief Financial Officer
Date: August 19, 2005